AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 18, 2023
1933 Act File No. 002-73024
1940 Act File No. 811-03213

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☒
Post-Effective Amendment No. 251
☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 261
☒

(Check appropriate box or boxes)

NATIONWIDE VARIABLE INSURANCE TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

ONE NATIONWIDE PLAZA
MAIL CODE 05-02-210
COLUMBUS, OHIO 43215
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

(614) 435-5787
Registrant’s Telephone Number, including Area Code:

Send Copies of Communications to:
ALLAN J. OSTER, ESQ.	PRUFESH R. MODHERA, ESQ.
10 WEST NATIONWIDE BOULEVARD	STRADLEY RONON STEVENS & YOUNG, LLP
COLUMBUS, OHIO 43215	2000 K STREET, N.W., SUITE 700
(NAME AND ADDRESS OF AGENT FOR SERVICE)	WASHINGTON, DC 20006

It is proposed that this filing will become effective: (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☐ On [date] pursuant to paragraph (b)
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☐ on [date] pursuant to paragraph (a)(1)
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☐ on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
☐ This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

Nationwide Variable Insurance Trust
Prospectus  May 1, 2023

NVIT Calvert Equity Fund (formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund)
Class I / Class II / Class Y
The U.S. Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

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2	Fund Summary
NVIT Calvert Equity Fund
6	How the Fund Invests
NVIT Calvert Equity Fund
8	Risks of Investing in the Fund
12	Fund Management
14	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
19	Distributions and Taxes
20	Additional Information
21	Financial Highlights
23	Appendix
1

Fund Summary: NVIT Calvert Equity Fund
(formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund)
Objective
The NVIT Calvert Equity Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.27%	0.20%	0.15%
Total Annual Fund Operating Expenses	0.92%	1.10%	0.80%
Fee Waiver/Expense Reimbursement(1),(2),(3)	(0.07)%	(0.23)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.85%	0.87%	0.73%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.78% until at least April 30, 2024. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2024. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
(3)
In addition to the expense limitation agreement discussed in Footnote 1, the Trust and the Adviser have entered into a written contract in which the Adviser has agreed to waive 0.05% of the management fee to which the Adviser would otherwise be entitled until April 30, 2024. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$87	$286	$502	$1,125
Class II Shares	89	327	584	1,320
Class Y Shares	75	248	437	983
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [___]% of the average value of its portfolio.
2

Fund Summary: NVIT Calvert Equity Fund (cont.)
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. issuers. For purposes of the Fund’s 80% policy, a U.S. issuer is defined as a company whose stock is listed on the New York Stock Exchange or NASDAQ. The Fund normally invests in common stocks of companies having market capitalizations that rank among the top 1,000 U.S. listed companies. The Fund may invest up to 20% of its assets in dollar-denominated stocks of foreign companies (including depositary receipts). The Fund also may invest in stocks of mid-cap companies and in publicly traded real estate investment trusts (“REITs”).
Through investment in high quality companies, the Fund’s subadviser seeks to build a portfolio that may participate in rising markets while minimizing participation in declining markets. Quality is determined by analysis of a company’s financial statements and is measured by a company’s demonstrated ability to consistently grow earnings over the long-term. High quality companies typically have strong balance sheets, sustainable cash flow, enduring competitive advantages, long product cycles, and stable demand over a business cycle, among other characteristics. The subadviser may use “financial quality rankings” provided by nationally recognized rating services as additional information.
The subadviser is responsible for fundamental analysis and security selection, incorporating environmental, social and governance (“ESG”) information provided by ESG analysts at Calvert Research and Management (“Calvert”), with which the subadviser is affiliated. The subadviser typically favors high quality companies it believes to have sustainable above-average earnings growth potential and to be trading below intrinsic value. Sustainable earnings growth potential is determined by fundamental analysis of a company’s financial trends and management; products and services; industry position and conditions; and other factors. The subadviser seeks to invest in companies that manage ESG risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by Calvert’s ESG analysts using The Calvert Principles for Responsible Investment, a framework for considering ESG factors. Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by Calvert. The subadviser seeks to manage individual security risk through analysis of each security’s risk/reward potential and to manage portfolio risk by constructing a diversified portfolio of what they believe to be attractively valued growth stocks.
The subadviser may sell a security when its fundamentals deteriorate, when its valuation is no longer attractive, when other securities are identified to displace a current holding, or if it no longer meets the Fund’s ESG criteria.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk– stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Selection risk – selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
REIT risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. REITs are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended, affecting their value. Other factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its
3

Fund Summary: NVIT Calvert Equity Fund (cont.)
investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Growth style risk– growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund may suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it may be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Responsible investing risk – investing primarily in responsible investments (ESG) carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investing strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or Calvert’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. Calvert is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on Calvert’s skill in properly identifying and analyzing material ESG issues.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund's performance prior to March 6, 2023, reflects returns pursuant to a different subadviser. In addition, the Fund's performance prior to May 11, 2020 reflects returns pursuant to a different subadviser. If the Fund's current subadviser had been in place for the prior period, the performance information shown would have been different.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	18.93%	–	2Q 2020
Lowest Quarter:	-21.65%	–	1Q 2020
The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Therefore, historical performance for Class Y shares is based on the performance of Class II shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
4

Fund Summary: NVIT Calvert Equity Fund (cont.)
Average Annual Total Returns
(For the Periods Ended December 31, 2021)
	1 Year	5 Years	10 Years
Class I Shares	26.81%	15.15%	14.29%
Class II Shares	26.76%	15.07%	14.20%
Class Y Shares	26.76%	15.07%	14.20%
S&P 500® Index (reflects no deduction for fees or expenses)	28.71%	18.47%	16.55%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Atlanta Capital Management Company, L.L.C.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Joe B. Hudepohl, CFA	Managing Director and Portfolio Manager, Growth Equity Team	Since 2023
Robert R. Walton, CFA	Portfolio Manager	Since 2023
Lance V. Garrison, CFA	Portfolio Manager	Since 2023
Jeff A. Miller, CFA	Portfolio Manager	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
5

How the fund invests: NVIT Calvert Equity Fund
Objective
The NVIT Calvert Equity Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. issuers. For purposes of the Fund’s 80% policy, a U.S. issuer is defined as a company whose stock is listed on the New York Stock Exchange or NASDAQ. The Fund normally invests in common stocks of companies having market capitalizations that rank among the top 1,000 U.S. listed companies. The Fund may invest up to 20% of its assets in dollar-denominated stocks of foreign companies (including depositary receipts). The Fund also may invest in stocks of mid-cap companies and in publicly traded real estate investment trusts (“REITs”).
Through investment in high quality companies, the Fund’s subadviser seeks to build a portfolio that may participate in rising markets while minimizing participation in declining markets. Quality is determined by analysis of a company’s financial statements and is measured by a company’s demonstrated ability to consistently grow earnings over the long-term. High quality companies typically have strong balance sheets, sustainable cash flow, enduring competitive advantages, long product cycles, and stable demand over a business cycle, among other characteristics. The subadviser may use “financial quality rankings” provided by nationally recognized rating services as additional information.
The subadviser is responsible for fundamental analysis and security selection, incorporating environmental, social and governance (“ESG”) information provided by ESG analysts at Calvert Research and Management (“Calvert”), with which the subadviser is affiliated. The subadviser typically favors high quality companies it believes to have sustainable above-average earnings growth potential and to be trading below intrinsic value. Sustainable earnings growth potential is determined by fundamental analysis of a company’s financial trends and management; products and services; industry position and conditions; and other factors. As discussed further below, the subadviser seeks to invest in companies that manage ESG risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. The subadviser seeks to manage individual security risk through analysis of each security’s risk/reward potential and to manage portfolio risk by constructing a diversified portfolio of what it believes to be attractively valued growth stocks.
Calvert and Responsible Investing
Calvert seeks to identify issuers that manage ESG risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Issuers are analyzed using The Calvert Principles for Responsible Investment (included as the Appendix to this Prospectus), a framework for considering ESG factors. Each issuer is evaluated relative to an appropriate peer group based on financially material ESG factors as determined by Calvert. Calvert’s evaluation of a particular security’s responsible investing characteristics generally involves both quantitative and qualitative analysis. In assessing ESG risk exposures, Calvert generally focuses on the ESG factors relevant to the issuer’s operations, and an issuer may be eligible for investment based primarily on such assessment. Calvert may deem securities to be eligible for investment even if the issuer does not operate in accordance with all elements of its responsible investing criteria. In assessing issuers for which quantitative data is limited, subjective judgments may serve as the primary basis for Calvert’s evaluation.
The subadviser may sell a security when its fundamentals deteriorate, when its valuation is no longer attractive, when other securities are identified to displace a current holding, or if it no longer meets the Fund’s ESG criteria.
Key Terms:
Common stock – securities representing shares of ownership of a corporation.
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Growth stocks – equity securities of companies that the
Fund’s subadviser believes have above-average rates of
earnings or cash flow growth and which therefore may
experience above-average increases in stock prices.

Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $____ million to $____ billion as of December 31, 2022.
Qualitative analysis – non-quantifiable methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by the Fund.
Quantitative analysis – mathematical and statistical
methods used in the investment process to evaluate
market conditions and to identify securities of issuers for
possible purchase or sale by the Fund.

6

How the fund invests: NVIT Calvert Equity Fund (cont.)
REIT – a company that manages a portfolio of real estate
to earn profits for its interest-holders. REITs may make
investments in a diverse array of real estate, such as
shopping centers, medical facilities, nursing homes,
office buildings, apartment complexes, industrial
warehouses and hotels. Some REITs take ownership
positions in real estate; such REITs receive income from
the rents received on the properties owned and receive
capital gains (or losses) as properties are sold at a profit
(or loss). Other REITs specialize in lending money to
building developers. Still other REITs engage in a
combination of ownership and lending.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MARKET RISK, REIT RISK, RESPONSIBLE INVESTING RISK, SECTOR RISK, SELECTION RISK, and SMALLER COMPANY RISK, each of which is described in the section “Risks of Investing in the Fund” beginning on page 8.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
7

Risks of Investing in the Fund
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that the Fund will meet its investment objective or that the Fund will perform as it has in the past. Loss of money is a risk of investing in the Fund.
The following information relates to the principal risks of investing in the Fund, as identified in the “Fund Summary” and “How the Fund Invests” sections for the Fund. The Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Fund's Statement of Additional Information (“SAI”).
Country or sector risk – investments in particular industries, sectors or countries may be more volatile than the overall equity or fixed-income markets. Therefore, if the Fund emphasizes one or more industries, economic sectors or countries, it may be more susceptible to financial, market, political or economic events affecting the particular issuers, industries and countries participating in such sectors than funds that do not emphasize particular industries, sectors or countries.
Equity securities risk – the Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:
•corporate earnings;
•production;
•management and
•sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.
Investing for growth – common stocks and other equity-type securities that seek growth may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Investing for income – income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the Fund invests.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
•political and economic instability;
•the impact of currency exchange rate fluctuations;
•sanctions imposed by other foreign governments, including the United States;
•reduced information about issuers;
•higher transaction costs;
•less stringent regulatory and accounting standards and
•delayed settlement.
Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Foreign custody – the Fund invests in foreign securities that may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund holding assets outside the United States.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and
8

Risks of Investing in the Fund (cont.)
evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund may suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Market risk – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Fund. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect the Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of the Fund's investments.
Following Russia's invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.
The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
REIT and real estate securities risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include:
•declines in the value of real estate;
•risks related to general and local economic conditions;
•possible lack of availability of mortgage funds;
•overbuilding;
•extended vacancies of properties;
•increased competition;
•increases in property taxes and operating expenses;
•changes in zoning laws;
•losses due to costs resulting from the clean-up of environmental problems;
•liability to third parties for damages resulting from environmental problems;
•casualty or condemnation losses;
9

Risks of Investing in the Fund (cont.)
•limitations on rents;
•changes in neighborhood values and the appeal of properties to tenants and
•changes in interest rates.
In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended, resulting in a loss of value. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Foreign REIT-like entities will be subject to foreign securities risk.
In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Responsible investing risk – investing primarily in responsible investments (ESG) carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investing strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or Calvert’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria.
Calvert is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on Calvert’s skill in properly identifying and analyzing material ESG issues.
Sector risk – see “Country or sector risk.”
Selection risk – selection risk is the risk that the securities or other instruments selected by the Fund's subadviser will underperform the markets, the relevant indexes or the securities or other instruments selected by other funds with similar investment objectives and investment strategies.
Smaller company risk – in general, stocks of smaller and medium-sized companies (including micro- and mid-cap companies) trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund's investment in a smaller company may lose substantial value. Investing in smaller and medium-sized companies (including micro- and mid-cap companies) requires a longer-term investment view and may not be appropriate for all investors.
Investing in unseasoned companies – in addition to the other risks of smaller companies, these securities may have a very limited trading market, making it harder for the Fund to sell them at an acceptable price. The price of these securities may be very volatile, especially in the near term.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
* * * * * *
Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if the Fund's management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
10

Risks of Investing in the Fund (cont.)
Selective Disclosure of Portfolio Holdings
The Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission (“SEC”). A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI.
11

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Fund, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
Subadvisers
Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of the Fund's assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays the subadviser from the management fee it receives from the Fund.
ATLANTA CAPITAL MANAGEMENT COMPANY, L.L.C. (“ATLANTA CAPITAL”), with offices at 1075 Peachtree Street, Suite 2100, Atlanta, GA 30309, is the subadviser to the NVIT Calvert Equity Fund. Atlanta Capital was founded in 1969 as a registered investment adviser. Like its affiliate Calvert Research and Management, Atlanta Capital is an indirect, wholly owned subsidiary of Morgan Stanley.
Management Fees
The Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by the Fund for the fiscal year ended December 31, 2022, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT Calvert Equity Fund	[___]%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund is in the Fund's Annual Report to shareholders, which covers the period ending December 31, 2022.
Portfolio Management
NVIT Calvert Equity Fund
Joe B. Hudepohl, CFA, Robert R. Walton, CFA, Lance V. Garrison, CFA and Jeff A. Miller, CFA are jointly responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.
Mr. Hudepohl joined Atlanta Capital in 2015, where he serves as a Managing Director for the Growth Equity Team and Portfolio Manager.
Mr. Walton joined Atlanta Capital in 1999, where he serves as a Portfolio Manager.
Mr. Garrison joined Atlanta Capital in 2007, where he serves as a Portfolio Manager.
Mr. Miller joined Atlanta Capital in 2014, where he serves as a Portfolio Manager.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Fund greater flexibility, enabling it to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
•performing initial due diligence on prospective Fund subadvisers;
•monitoring subadviser performance, including ongoing analysis and periodic consultations;
12

Fund Management (cont.)
•communicating performance expectations and evaluations to the subadvisers;
•making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
•selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.
13

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P, Class X, Class Y and Class Z shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II, Class Z and Class VIII shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that seek neither 12b-1 fees nor administrative services fees. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this Prospectus.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
•New Year’s Day
•Martin Luther King Jr. Day
•Presidents’ Day
•Good Friday
•Memorial Day
•Juneteenth National Independence Day
•Independence Day
•Labor Day
•Thanksgiving Day
•Christmas Day
•Other days when the Exchange is closed.
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets for which market quotations are readily available shall be valued at current market value. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service. Securities traded on NASDAQ are generally valued
14

Investing with Nationwide Funds (cont.)
at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds’ investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. The Board of Trustees will oversee the Adviser's fair value determinations and its performance as valuation designee.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
The Valuation Procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not fair valued its securities.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash
15

Investing with Nationwide Funds (cont.)
(although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Funds’ ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
•disrupt portfolio management strategies;
•increase brokerage and other transaction costs and
•negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as
16

Investing with Nationwide Funds (cont.)
described below. When identified, a Fund has sole discretion to:
•restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
•reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Fund to compensate the Distributor for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under the Distribution Plan, the Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of the Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of the Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Class I and Class II shares of the Fund are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Trust. These fees are paid by the Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Fund and are based on the average daily net assets of the applicable share class. Under the Plan, the Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% with respect to Class I and Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.
For the current fiscal year, administrative services fees for the Fund, expressed as a percentage of the share class’s average daily net assets, are estimated to be as follows:
NVIT Calvert Equity Fund Class I and Class II shares: [__]% and [__]%, respectively.
Revenue Sharing
NFA and/or its affiliates (collectively, “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:
•insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.
In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
•affiliates of NFA;
•broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
•recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
17

Investing with Nationwide Funds (cont.)
•sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company, Jefferson National Life Insurance Company or Jefferson National Life Insurance Company of New York, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
18

Distributions and Taxes
Dividends and Distributions
The Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. The Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Fund.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
19

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Fund's investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Fund. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
20

Financial Highlights
The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by [_______________], whose report, along with the Fund's financial statements, is included in the Trust’s annual reports, which are available upon request.
21

FINANCIAL HIGHLIGHTS: NVIT CALVERT EQUITY FUND (FORMERLY, NVIT BNY MELLON SUSTAINABLE U.S. EQUITY FUND)
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
6/30/2022 (Unaudited)	$15.84	$0.03	$(3.57)	$(3.54)	$—	$—	$—	$12.30	(22.35)%	$6,951	0.85%	0.45%	0.94%	21.37%
12/31/2021	14.08	0.04	3.65	3.69	(0.05)	(1.88)	(1.93)	15.84	26.81%	9,380	0.87%	0.28%	0.94%	17.60%
12/31/2020	13.36	0.11	1.59	1.70	(0.10)	(0.88)	(0.98)	14.08	13.36%	8,556	0.87%	0.83%	0.94%	105.33%
12/31/2019	11.87	0.10	2.86	2.96	(0.10)	(1.37)	(1.47)	13.36	26.01%	6,853	0.85%	0.73%	0.86%	27.03%
12/31/2018	14.10	0.08	(0.69)	(0.61)	(0.09)	(1.53)	(1.62)	11.87	(5.79)%	5,265	0.84%	0.60%	0.85%	12.16%
12/31/2017	13.15	0.08	2.26	2.34	(0.08)	(1.31)	(1.39)	14.10	18.62%	6,810	0.83%	0.60%	0.83%	17.08%
Class II Shares
6/30/2022 (Unaudited)	15.82	0.03	(3.56)	(3.53)	—	—	—	12.29	(22.31)%	94,285	0.87%	0.44%	1.12%	21.37%
12/31/2021	14.07	0.04	3.64	3.68	(0.05)	(1.88)	(1.93)	15.82	26.76%	132,963	0.87%	0.27%	1.10%	17.60%
12/31/2020	13.35	0.10	1.60	1.70	(0.10)	(0.88)	(0.98)	14.07	13.34%	108,906	0.89%	0.81%	1.12%	105.33%
12/31/2019	11.85	0.09	2.87	2.96	(0.09)	(1.37)	(1.46)	13.35	26.05%	112,156	0.92%	0.68%	1.09%	27.03%
12/31/2018	14.08	0.07	(0.69)	(0.62)	(0.08)	(1.53)	(1.61)	11.85	(5.87)%	99,982	0.92%	0.52%	1.09%	12.16%
12/31/2017	13.15	0.07	2.24	2.31	(0.07)	(1.31)	(1.38)	14.08	18.36%	126,770	0.92%	0.52%	1.08%	17.08%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
22

Appendix
As of the date of this Prospectus, Atlanta Capital Management Company, LLC (“Atlanta Capital”), the subadviser of the NVIT Calvert Equity Fund, also subadvises the Calvert Equity Fund, a series of Calvert Social Investment Fund, which is advised by Calvert Research and Management (“Calvert”). The following Calvert Principles for Responsible Investment are based solely on information provided in the prospectus for the Calvert Equity Fund, as filed with the U.S. Securities and Exchange Commission from time to time. The following Calvert Principles for Responsible Investment is qualified in its entirety by reference to the prospectus of the Calvert Equity Fund.
The Calvert Principles for Responsible Investment
We believe that most corporations deliver benefits to society, through their products and services, creation of jobs, payment of taxes and the sum of their behaviors. As a responsible investor, Calvert Research and Management seeks to invest in companies and other issuers that provide positive leadership in the areas of their operations and overall activities that are material to improving long-term shareholder value and societal outcomes.
Calvert seeks to invest in issuers that balance the needs of financial and nonfinancial stakeholders and demonstrate a commitment to the global commons, as well as to the rights of individuals and communities.
The Calvert Principles for Responsible Investment (Calvert Principles) provide a framework for Calvert’s evaluation of investments and guide Calvert’s stewardship on behalf of clients through active engagement with issuers. The Calvert Principles seek to identify companies and other issuers that operate in a manner that is consistent with or promote:
Environmental Sustainability and Resource Efficiency
•Reduce the negative impact of operations and practices on the environment
•Manage water scarcity and ensure efficient and equitable access to clean sources
•Mitigate impact on all types of natural capital
•Diminish climate-related risks and reduce carbon emissions
•Drive sustainability innovation and resource efficiency through business operations or other activities, products and services
Equitable Societies and Respect for Human Rights
•Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data
•Respect human rights, respect culture and tradition in local communities and economies, and respect Indigenous Peoples’ Rights
•Promote diversity and gender equity across workplaces, marketplaces and communities
•Demonstrate a commitment to employees by promoting development, communication, appropriate economic opportunity and decent workplace standards
•Respect the health and well-being of consumers and other users of products and services by promoting product safety
Accountable Governance and Transparency
•Provide responsible stewardship of capital in the best interests of shareholders and debtholders
•Exhibit accountable governance and develop effective boards or other governing bodies that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity
•Include environmental and social risks, impacts and performance in material financial disclosures to inform shareholders and debtholders, benefit stakeholders and contribute to strategy
•Lift ethical standards in all operations, including in dealings with customers, regulators and business partners
•Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust
Through the application of the Calvert Principles, Calvert could have no or limited exposure to issuers that:
•Demonstrate poor management of environmental risks or contribute significantly to local or global environmental problems.
•Demonstrate a pattern of employing forced, compulsory or child labor.
•Exhibit a pattern and practice directly or through the company’s supply chain of human rights violations or are complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for human rights abuses.
•Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.
•Demonstrate poor governance or engage in harmful or unethical practices.
•Manufacture tobacco products.
•Have significant and direct involvement in the manufacture of alcoholic beverages without taking significant steps to reduce the harmful impact of these products.
•Have significant and direct involvement in gambling or gaming operations without taking significant steps to reduce the harmful impact of these businesses.
•Have significant and direct involvement in the manufacture of civilian handguns and/or automatic weapons marketed to civilians.
23

Appendix (cont.)
•Have significant and direct involvement in the manufacture of military weapons that violate international humanitarian law, including cluster bombs, landmines, biochemical weapons, nuclear weapons, blinding laser weapons, or incendiary weapons.
•Use animals in product testing without countervailing social benefits such as the development of medical treatments to ease human suffering and disease.
24

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Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
•Statement of Additional Information (incorporated by reference into this Prospectus)
•Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
•Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
•on the SEC’s EDGAR database via the internet at www.sec.gov; or
•by electronic request to publicinfo@sec.gov
Nationwide Funds Group
One Nationwide Plaza, Mail Code 5-02-210,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2023
The Trust’s Investment Company Act File No.: 811-03213
NPR-CEQ (5/23)

Nationwide Variable Insurance Trust
Prospectus  May 1, 2023

Fund and Class
NVIT J.P. Morgan Digital Evolution Strategy Fund
Class Y
The U.S. Securities and Exchange Commission and the U.S. Commodity Futures Trading Commission have not approved or disapproved the Fund's shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

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2	Fund Summary
NVIT J.P. Morgan Digital Evolution Strategy Fund
5	How the Fund Invests
NVIT J.P. Morgan Digital Evolution Strategy Fund
6	Risks of Investing in the Fund
9	Fund Management
11	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
15	Distributions and Taxes
16	Additional Information
17	Financial Highlights
1

Fund Summary: NVIT J.P. Morgan Digital Evolution Strategy Fund
Objective
The NVIT J.P. Morgan Digital Evolution Strategy Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class Y Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.72%
Total Annual Fund Operating Expenses	1.47%
Fee Waiver/Expense Reimbursement(1)	(0.85)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.62%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.62% until at least April 30, 2024. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class Y Shares	$63	$292
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period from April 28, 2022 (commencement of operations) through December 31, 2022, the Fund’s portfolio turnover rate was [___%] of the average value of its portfolio.
Principal Investment Strategies
The Fund aims to achieve capital appreciation by investing in equity securities of companies whose strategies may benefit from the development of technology-related products, services and processes that enhance mobility and connectivity. The Fund concentrates at least 25% of its total assets in at least one of the following technology industries or any combination
2

Fund Summary: NVIT J.P. Morgan Digital Evolution Strategy Fund (cont.)
thereof: semiconductor, semiconductor equipment, hardware, software, information technology services, communications equipment, social media, biotechnology and interactive media. In managing the Fund, the subadviser employs a research-driven approach to identify a portfolio of companies well positioned to capitalize on structural shifts across technology sector industries.
The Fund also may invest in securities of foreign companies that are denominated in U.S. dollars. The Fund may invest in stocks of companies of any market capitalization, including small-cap and mid-cap companies, although it typically invests considerably in large-cap and mid-cap companies. Many, if not most, of the securities in which the Fund invests may be considered to be “growth” stocks, in that they may have above-average rates of earnings growth and thus may experience above-average increases in stock prices.
The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity. The Fund may engage in active and frequent portfolio trading.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk– stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Selection risk – selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Growth style risk– growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund may suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Technology sector concentration risk – investments in particular industries or sectors may be more volatile than the overall stock market. Because the Fund invests more than 25% of its total assets in technology sector industries, the Fund has increased risk associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
3

Fund Summary: NVIT J.P. Morgan Digital Evolution Strategy Fund (cont.)
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Manish Goyal	Managing Director	Since 2022
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
4

How the fund invests: NVIT J.P. Morgan Digital Evolution Strategy Fund
Objective
The NVIT J.P. Morgan Digital Evolution Strategy Fund seeks long-term capital appreciation. This objective may be changed by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund aims to achieve capital appreciation by investing in equity securities of companies whose strategies may benefit from the development of technology-related products, services and processes that enhance mobility and connectivity. The Fund concentrates at least 25% of its total assets in at least one of the following technology industries or any combination thereof:
•semiconductor
•semiconductor equipment
•hardware
•software
•information technology services
•communications equipment
•social media
•biotechnology; and
•interactive media.
The subadviser seeks to invest in companies that it believes create, service or employ innovative technologies and the infrastructure to support them. In managing the Fund, the subadviser employs a research-driven approach to identify a portfolio of companies well positioned to capitalize on structural shifts across technology sector industries. In selecting stocks, the subadviser seeks companies that it believes meets several of the following criteria:
•attractive market opportunity
•increasing market share
•improving profitability overtime; and
•attractive expected returns driven by earnings and capital return.
The Fund also may invest in securities of foreign companies that are denominated in U.S. dollars. The Fund may invest in stocks of companies of any market capitalization, including small-cap and mid-cap companies, although it typically invests considerably in large-cap companies and mid-cap companies. Many, if not most, of the securities in which the Fund invests may be considered to be growth stocks.
The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity. The Fund may engage in active and frequent portfolio trading.
Key Terms:
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Growth stocks – equity securities of companies that the
Fund’s subadviser believes have above-average rates of
earnings or cash flow growth and which therefore may
experience above-average increases in stock prices.

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $[____] million to $[___] trillion as of December 31, 2022.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Small-cap and mid-cap companies – companies with
market capitalizations that are smaller than those of
companies included in the Russell 1000® Index. The
Russell 1000® Index measures the performance of stocks
issued by large U.S. companies. As of December 31,
2022, the market capitalization of the smallest company
included in the Russell 1000® Index was $[___] million.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MARKET RISK, NONDIVERSIFIED FUND RISK, PORTFOLIO TURNOVER RISK, SELECTION RISK, SMALLER COMPANY RISK and TECHNOLOGY SECTOR CONCENTRATION RISK, each of which is described in the section “Risks of Investing in the Fund” beginning on page 6.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
5

Risks of Investing in the Fund
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that the Fund will meet its investment objective or that the Fund will perform as it has in the past. Loss of money is a risk of investing in the Fund.
The following information relates to the principal risks of investing in the Fund, as identified in the “Fund Summary” and “How the Fund Invests” sections for the Fund. The Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Fund's Statement of Additional Information (“SAI”).
Equity securities risk – the Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:
•corporate earnings;
•production;
•management and
•sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.
Investing for growth – common stocks and other equity-type securities that seek growth may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
•political and economic instability;
•the impact of currency exchange rate fluctuations;
•sanctions imposed by other foreign governments, including the United States;
•reduced information about issuers;
•higher transaction costs;
•less stringent regulatory and accounting standards and
•delayed settlement.
Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Foreign custody – the Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund holding assets outside the United States.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund may suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Market risk – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk,
6

Risks of Investing in the Fund (cont.)
including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Fund. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect the Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of the Fund's investments.
Following Russia's invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.
The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than other funds that are diversified, a single security’s increase or decrease in value may have a greater impact on the Fund's value and total return.
Portfolio turnover risk – the portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to a Fund buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in capital gains distributions to a Fund’s shareholders (tax implications for investments in variable insurance contracts typically are deferred during the accumulation phase).
Selection risk – selection risk is the risk that the securities or other instruments selected by the Fund's subadviser will underperform the markets, the relevant indexes or the securities or other instruments selected by other funds with similar investment objectives and investment strategies.
Smaller company risk – in general, stocks of small- and mid-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund's investment in a smaller company may lose substantial value. Investing in small- and mid-cap companies requires a longer-term investment view and may not be appropriate for all investors.
Technology sector concentration risk – investing 25% or more of a Fund’s total assets in a select group of companies in technology sector industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of industries. This sector concentration exposes the Fund to risks associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not
7

Risks of Investing in the Fund (cont.)
insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
* * * * * *
Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if the Fund's management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
Selective Disclosure of Portfolio Holdings
The Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission (“SEC”). A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI.
8

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Fund, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
Subadvisers
Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of the Fund's assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays the subadviser from the management fee it receives from the Fund.
J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMIM”), located at 383 Madison Avenue, New York, NY 10179, is the subadviser to the Fund. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly traded corporation that is listed on the New York Stock Exchange (Ticker: JPM).
Management Fees
The Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by the Fund for the fiscal year ended December 31, 2022, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT J.P. Morgan Digital Evolution Strategy Fund	[___]%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund is in the Fund's Annual Report to shareholders, which covers the period ending December 31, 2022.
Portfolio Management
NVIT J.P. Morgan Digital Evolution Strategy Fund
Manish Goyal is responsible for the day-to-day management of the Fund.
Mr. Goyal is a Managing Director at JPMIM and a portfolio manager in the JPMorgan Asset Management, International Equity Group. He has been with the firm since 2014.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Fund greater flexibility, enabling it to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
•performing initial due diligence on prospective Fund subadvisers;
•monitoring subadviser performance, including ongoing analysis and periodic consultations;
•communicating performance expectations and evaluations to the subadvisers;
•making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
•selecting Fund subadvisers.
9

Fund Management (cont.)
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.
10

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P, Class X, Class Y and Class Z shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II, Class VIII and Class Z shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that seek neither 12b-1 fees nor administrative services fees. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this Prospectus.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
•New Year’s Day
•Martin Luther King Jr. Day
•Presidents’ Day
•Good Friday
•Memorial Day
•Juneteenth National Independence Day
•Independence Day
•Labor Day
•Thanksgiving Day
•Christmas Day
•Other days when the Exchange is closed.
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets for which market quotations are readily available shall be valued at current market value. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service. Securities traded on NASDAQ are generally valued
11

Investing with Nationwide Funds (cont.)
at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds’ investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. The Board of Trustees will oversee the Adviser's fair value determinations and its performance as valuation designee.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
The Valuation Procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not fair valued its securities.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash
12

Investing with Nationwide Funds (cont.)
(although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about a Fund's ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
•disrupt portfolio management strategies;
•increase brokerage and other transaction costs and
•negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as
13

Investing with Nationwide Funds (cont.)
described below. When identified, a Fund has sole discretion to:
•restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
•reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Class Y shares of the Funds are not subject to either a Distribution Plan adopted under Rule 12b-1 of the 1940 Act or an Administrative Services Plan, and therefore do not pay either Rule 12b-1 fees or administrative services fees.
Revenue Sharing
NFA and/or its affiliates (collectively, “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:
•insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.
In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
•affiliates of NFA;
•broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
•recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company, Jefferson National Life Insurance Company or Jefferson National Life Insurance Company of New York, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
14

Distributions and Taxes
Dividends and Distributions
The Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. The Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Fund.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
15

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Fund's investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Fund. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
16

Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by [______________________], whose report, along with the Fund's financial statements, is included in the Trust’s annual reports, which are available upon request.
17

FINANCIAL HIGHLIGHTS: NVIT J.P. MORGAN DIGITAL EVOLUTION STRATEGY FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Loss to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)
Class Y Shares
6/30/2022(f) (Unaudited)	$10.00	$—	$(1.77)	$(1.77)	$—	$—	$—	$8.23	(17.70)%	$2,680	0.63%	(0.18)%	5.94%	10.29%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) For the period from April 28, 2022 (commencement of operations) through June 30, 2022. Total return is calculated based on inception date of April 27, 2022 through June 30, 2022.
18

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
•Statement of Additional Information (incorporated by reference into this Prospectus)
•Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
•Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
•on the SEC’s EDGAR database via the internet at www.sec.gov; or
•by electronic request to publicinfo@sec.gov
Nationwide Funds Group
One Nationwide Plaza, Mail Code 5-02-210,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2023
The Trust’s Investment Company Act File No.: 811-03213
NPR-JPMAC (5/23)

Nationwide Variable Insurance Trust

Prospectus May 1, 2023

Fund and Class
NVIT Investor Destinations Aggressive Fund
Class II
Class P
NVIT Investor Destinations Moderately Aggressive Fund
Class II
Class P
NVIT Investor Destinations Capital Appreciation Fund
Class II
Class P
Class Z
NVIT Investor Destinations Moderate Fund
Class II
Class P
NVIT Investor Destinations Balanced Fund
Class II
Class P
NVIT Investor Destinations Moderately Conservative Fund
Class II
Class P
NVIT Investor Destinations Conservative Fund
Class II
Class P
The U.S. Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

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2	Fund Summaries
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund
37	How the Funds Invest
Objectives
Purpose of the NVIT Investor Destinations Funds
Principal Investment Strategies
About Asset Classes
The Underlying Funds
41	Risks of Investing in the Funds
48	Fund Management
50	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
55	Distributions and Taxes
56	Additional Information
57	Financial Highlights
65	Appendix
1

Fund Summary: NVIT Investor Destinations Aggressive Fund
Objective
The NVIT Investor Destinations Aggressive Fund (“Aggressive Fund” or the “Fund”) seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.21%	0.06%
Acquired Fund Fees and Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	0.91%	0.76%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$93	$290	$504	$1,120
Class P Shares	78	243	422	942
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [___]% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and affiliated or unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds.
Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Some Underlying Funds may use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion
2

Fund Summary: NVIT Investor Destinations Aggressive Fund (cont.)
of its assets in a small number of issuers (i.e., Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for maximum growth of capital with an aggressive level of risk by investing heavily in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of March 31, 2023, the Fund allocated approximately [__]% of its net assets in U.S. stocks, approximately [__]% in international stocks, and approximately [__]% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who are comfortable with assuming the risks associated with investing in a high percentage of stocks, including international stocks. The Fund is also designed for investors with long time horizons, who want to maximize their long-term returns and who have a high tolerance for possible short-term losses.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, may not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the ”Adviser“) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory
3

Fund Summary: NVIT Investor Destinations Aggressive Fund (cont.)
agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which an Underlying Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
4

Fund Summary: NVIT Investor Destinations Aggressive Fund (cont.)
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund may lose money.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	17.11%	–	2Q 2020
Lowest Quarter:	-20.81%	–	1Q 2020
The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2021)
	1 Year	5 Years	10 Years
Class II Shares	15.50%	11.72%	11.31%
Class P Shares	15.74%	11.90%	11.48%
Morningstar® Aggressive Target Risk Index (reflects no deduction for fees or expenses)	17.31%	13.38%	11.93%
5

Fund Summary: NVIT Investor Destinations Aggressive Fund (cont.)
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
6

Fund Summary: NVIT Investor Destinations Moderately Aggressive Fund
Objective
The NVIT Investor Destinations Moderately Aggressive Fund (“Moderately Aggressive Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.04%
Acquired Fund Fees and Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses	0.87%	0.72%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$89	$278	$482	$1,073
Class P Shares	74	230	401	894
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [___]% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and affiliated or unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Some Underlying Funds may use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying Funds). However, the
7

Fund Summary: NVIT Investor Destinations Moderately Aggressive Fund(cont.)
Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for growth of capital, but also income, with a moderately aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of March 31, 2023, the Fund allocated approximately [__]% of its net assets in U.S. stocks, approximately [__]% in international stocks and approximately [__]% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for relatively aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, may not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in
8

Fund Summary: NVIT Investor Destinations Moderately Aggressive Fund(cont.)
which an Underlying Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform
9

Fund Summary: NVIT Investor Destinations Moderately Aggressive Fund(cont.)
as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund may lose money.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	15.35%	–	2Q 2020
Lowest Quarter:	-18.23%	–	1Q 2020
The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based
10

Fund Summary: NVIT Investor Destinations Moderately Aggressive Fund(cont.)
on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2021)
	1 Year	5 Years	10 Years
Class II Shares	13.63%	10.86%	10.17%
Class P Shares	13.84%	11.03%	10.33%
Morningstar® Moderately Aggressive Target Risk Index (reflects no deduction for fees or expenses)	14.05%	12.03%	10.59%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
11

Fund Summary: NVIT Investor Destinations Capital Appreciation Fund
Objective
The NVIT Investor Destinations Capital Appreciation Fund (“Capital Appreciation Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Investor Destinations Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares	Class Z Shares
Management Fees	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.19%	0.04%	0.16%
Acquired Fund Fees and Expenses	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	0.86%	0.71%	0.83%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$88	$274	$477	$1,061
Class P Shares	73	227	395	883
Class Z Shares	85	265	460	1,025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [___]% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and affiliated or unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Some Underlying Funds may use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or
12

Fund Summary: NVIT Investor Destinations Capital Appreciation Fund(cont.)
groups of securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for growth of capital, but also income, with a less aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. It also invests to a lesser extent in Underlying Funds that invest in fixed-income securities (including mortgage-backed securities) in order to generate investment income. Consistent with this investment strategy, as of March 31, 2023, the Fund allocated approximately [__]% of its net assets in U.S. stocks, approximately [__]% in international stocks and approximately [__]% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who want to emphasize capital growth over the long term, and who have a tolerance for possible short-term losses, but who also seek to reduce risk by including some investments offering investment income.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, may not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and
13

Fund Summary: NVIT Investor Destinations Capital Appreciation Fund(cont.)
unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which an Underlying Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that
14

Fund Summary: NVIT Investor Destinations Capital Appreciation Fund(cont.)
invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the
Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund may lose money.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
15

Fund Summary: NVIT Investor Destinations Capital Appreciation Fund(cont.)
Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	13.52%	–	2Q 2020
Lowest Quarter:	-15.64%	–	1Q 2020
The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares. Class Z shares have not commenced operations as of the date of this Prospectus. Therefore, pre-inception historical performance for Class Z shares is based on the previous performance of Class II shares. Performance for Class Z shares has not been adjusted to reflect that share class's lower expenses than those of the Fund's Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2021)
	1 Year	5 Years	10 Years
Class II Shares	12.16%	10.03%	9.32%
Class P Shares	12.38%	10.20%	9.49%
Class Z Shares	12.16%	10.03%	9.32%
Morningstar® Moderate Target Risk Index (reflects no deduction for fees or expenses)	10.20%	10.08%	8.75%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
16

Fund Summary: NVIT Investor Destinations Moderate Fund
Objective
The NVIT Investor Destinations Moderate Fund (“Moderate Fund” or the “Fund”) seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.04%
Acquired Fund Fees and Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	0.86%	0.71%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$88	$274	$477	$1,061
Class P Shares	73	227	395	883
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [___]% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and affiliated or unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Some Underlying Funds may use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying Funds). However, the
17

Fund Summary: NVIT Investor Destinations Moderate Fund (cont.)
Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for a high level of total return with a moderate level of risk by investing a majority of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth, but also a considerable portion of its assets in Underlying Funds that invest in bonds (including mortgage-backed securities) in order to generate investment income. Consistent with this investment strategy, as of March 31, 2023, the Fund allocated approximately [__]% of its net assets in U.S. stocks, approximately [__]% in international stocks and approximately [__]% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who have a longer time horizon and who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, may not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the
Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively
18

Fund Summary: NVIT Investor Destinations Moderate Fund (cont.)
affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which an Underlying Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
19

Fund Summary: NVIT Investor Destinations Moderate Fund (cont.)
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund may lose money.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
20

Fund Summary: NVIT Investor Destinations Moderate Fund (cont.)
Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	11.65%	–	2Q 2020
Lowest Quarter:	-13.45%	–	1Q 2020
The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2021)
	1 Year	5 Years	10 Years
Class II Shares	10.31%	8.83%	8.28%
Class P Shares	10.44%	9.00%	8.44%
Morningstar® Moderate Target Risk Index (reflects no deduction for fees or expenses)	10.20%	10.08%	8.75%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
21

Fund Summary: NVIT Investor Destinations Balanced Fund
Objective
The NVIT Investor Destinations Balanced Fund (“Balanced Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed-income securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.04%
Acquired Fund Fees and Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses	0.84%	0.69%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$86	$268	$466	$1,037
Class P Shares	70	221	384	859
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [___]% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and affiliated or unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Some Underlying Funds may use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying Funds). However, the
22

Fund Summary: NVIT Investor Destinations Balanced Fund (cont.)
Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for a high level of total return through investments in both equity and fixed-income securities by investing approximately equal amounts of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth, and bonds (including mortgage-backed and asset-backed securities) in order to generate investment income. Under normal circumstances, the Balanced Fund normally invests at least 25% of its net assets in underlying funds that invest in senior fixed-income securities. Consistent with this investment strategy, as of March 31, 2023, the Fund allocated approximately [__]% of its net assets in U.S. stocks, approximately [__]% in international stocks and approximately [__]% in bonds. In addition to considering financial information, the subadviser of one or more Underlying Funds may evaluate issuers based on environmental, social and governance (“ESG”) factors. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, may not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more
Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19
23

Fund Summary: NVIT Investor Destinations Balanced Fund (cont.)
has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which an Underlying Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an
24

Fund Summary: NVIT Investor Destinations Balanced Fund (cont.)
Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund may lose money.
Environmental, Social and Governance investing risk – the risk that, because an Underlying Fund’s environmental, social and corporate governance (“ESG”) strategy may select or exclude securities of certain issuers for reasons other than investment performance, the Underlying Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by an Underlying Fund’s adviser or subadviser, or any judgment exercised by the adviser or subadviser, will reflect the opinions of any particular investor.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index.
25

Fund Summary: NVIT Investor Destinations Balanced Fund (cont.)
Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	9.96%	–	2Q 2020
Lowest Quarter:	-11.21%	–	1Q 2020
The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2021)
	1 Year	5 Years	10 Years
Class II Shares	8.24%	7.63%	7.12%
Class P Shares	8.45%	7.80%	7.27%
Morningstar® Moderate Target Risk Index (reflects no deduction for fees or expenses)	10.20%	10.08%	8.75%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
26

Fund Summary: NVIT Investor Destinations Moderately Conservative Fund
Objective
The NVIT Investor Destinations Moderately Conservative Fund (“Moderately Conservative Fund” or the “Fund”) seeks a high level of total return consistent with a moderately conservative level of risk.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.20%	0.05%
Acquired Fund Fees and Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	0.84%	0.69%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$86	$268	$466	$1,037
Class P Shares	70	221	384	859
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [___]% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and affiliated or unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Some Underlying Funds may use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying Funds). However, the
27

Fund Summary: NVIT Investor Destinations Moderately Conservative Fund (cont.)
Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for a high level of total return with a moderately conservative level of risk by investing a majority of its assets in Underlying Funds that invest in fixed-income securities, such as bonds, mortgage-backed securities and asset-backed securities, in order to generate investment income, but also a considerable portion of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of March 31, 2023, the Fund allocated approximately [__]% of its net assets in bonds, approximately [__]% in U.S. stocks, and approximately [__]% in international stocks. In addition to considering financial information, the subadviser of one or more Underlying Funds may evaluate issuers based on environmental, social and governance (“ESG”) factors. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk and whose primary goal is income and secondary goal is growth. The Fund is also designed for investors who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, may not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3)
the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the
28

Fund Summary: NVIT Investor Destinations Moderately Conservative Fund (cont.)
financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which an Underlying Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an
Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that
29

Fund Summary: NVIT Investor Destinations Moderately Conservative Fund (cont.)
invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund may lose money.
Environmental, Social and Governance investing risk – the risk that, because an Underlying Fund’s environmental, social and corporate governance (“ESG”) strategy may select or exclude securities of certain issuers for reasons other than investment performance, the Underlying Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by an Underlying Fund’s adviser or subadviser, or any judgment exercised by the adviser or subadviser, will reflect the opinions of any particular investor.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the
30

Fund Summary: NVIT Investor Destinations Moderately Conservative Fund (cont.)
future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	8.42%	–	2Q 2020
Lowest Quarter:	-8.80%	–	1Q 2020
The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2021)
	1 Year	5 Years	10 Years
Class II Shares	6.71%	6.68%	6.21%
Class P Shares	6.87%	6.84%	6.35%
Morningstar® Moderately Conservative Target Risk Index (reflects no deduction for fees or expenses)	6.37%	8.11%	6.85%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
31

Fund Summary: NVIT Investor Destinations Conservative Fund
Objective
The NVIT Investor Destinations Conservative Fund (“Conservative Fund” or the “Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.20%	0.05%
Acquired Fund Fees and Expenses	0.25%	0.25%
Total Annual Fund Operating Expenses	0.83%	0.68%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$85	$265	$460	$1,025
Class P Shares	69	218	379	847
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [___]% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and affiliated or unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Some Underlying Funds may use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying Funds). However, the
32

Fund Summary: NVIT Investor Destinations Conservative Fund (cont.)
Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for a high level of total return with a conservative level of risk by investing heavily in Underlying Funds that invest in fixed-income securities, such as bonds, mortgage-backed securities and asset-backed securities, and a relatively small portion of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies) that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of March 31, 2023, the Fund allocated approximately [__]% of its net assets in bonds, and approximately [__]% in U.S. and international stocks. In addition to considering financial information, the subadviser of one or more Underlying Funds may evaluate issuers based on environmental, social and governance (“ESG”) factors. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, may not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment
33

Fund Summary: NVIT Investor Destinations Conservative Fund (cont.)
in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which an Underlying Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities may have a greater
34

Fund Summary: NVIT Investor Destinations Conservative Fund (cont.)
impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund may lose money.
Environmental, Social and Governance investing risk – the risk that, because an Underlying Fund’s environmental, social and corporate governance (“ESG”) strategy may select or exclude securities of certain issuers for reasons other than investment performance, the Underlying Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by an Underlying Fund’s adviser or subadviser, or any judgment exercised by the adviser or subadviser, will reflect the opinions of any particular investor.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
35

Fund Summary: NVIT Investor Destinations Conservative Fund (cont.)
Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	5.32%	–	2Q 2020
Lowest Quarter:	-3.91%	–	1Q 2020
The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2021)
	1 Year	5 Years	10 Years
Class II Shares	2.75%	4.50%	4.09%
Class P Shares	2.85%	4.67%	4.23%
Morningstar® Conservative Target Risk Index (reflects no deduction for fees or expenses)	2.26%	5.70%	4.57%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
36

How the Funds Invest: NVIT Investor Destinations Funds
Objectives
The NVIT Investor Destinations Aggressive Fund (“Aggressive Fund”) seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.
The NVIT Investor Destinations Moderately Aggressive Fund (“Moderately Aggressive Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.
The NVIT Investor Destinations Capital Appreciation Fund (“Capital Appreciation Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Investor Destinations Funds.
The NVIT Investor Destinations Moderate Fund (“Moderate Fund”) seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
The NVIT Investor Destinations Balanced Fund (“Balanced Fund”) seeks a high level of total return through investment in both equity and fixed-income securities.
The NVIT Investor Destinations Moderately Conservative Fund (“Moderately Conservative Fund”) seeks a high level of total return consistent with a moderately conservative level of risk.
The NVIT Investor Destinations Conservative Fund (“Conservative Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
These investment objectives may be changed by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.
Purpose of the NVIT Investor Destinations Funds
The NVIT Investor Destinations Funds (“Funds” or “Investor Destinations Funds”) aim to provide various levels of potential capital appreciation and/or income at various levels of risk through diversification across major asset classes—U.S. stocks, international stocks and bonds, as applicable. Each of the seven Funds is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential for growth with the lowest amount of tolerance for risk, and highest potential for income. Each Fund is a “fund-of-funds,” which means that each Fund seeks to achieve its particular level of risk/return by investing the majority of its assets in a professionally selected mix of Underlying Funds. Each of the Underlying Funds in turn invests in equity or fixed-income securities, as appropriate to its respective objective and strategies. Some Underlying Funds may use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, or otherwise to increase returns. Depending on its target risk level, each Fund invests different amounts in these asset classes and Underlying Funds to achieve its investment objective.
The Investor Destinations Funds are primarily designed:
•To help achieve an investor’s financial objectives through a professionally developed asset allocation program.
•To maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes.
In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.
Although the Funds seek to provide diversification across major asset classes, each Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying Funds). However, each Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which each Fund invests are diversified.
Principal Investment Strategies
For each Investor Destinations Fund, Nationwide Fund Advisors (“NFA” or the “Adviser”) establishes an anticipated allocation among different asset classes appropriate for the particular Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Further, the Adviser evaluates how various combinations of these asset classes can best pursue each Investor Destinations Fund’s investment objective.
Shares of each Investor Destinations Fund are offered to separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”) as an investment option under variable annuity contracts or variable life insurance policies (“Variable Insurance Contracts”) which contain certain guarantees. The Adviser and Nationwide Life are each wholly owned subsidiaries of Nationwide Mutual Insurance Company, which means that Nationwide Life is affiliated with the Adviser. Consequently, the Adviser’s allocations may take into account Nationwide Life’s considerations related to reduction of its investment risk and its ability to hedge its risk in issuing guarantees on Variable Insurance Contracts. For additional information, please see “Fund Management– Investment Adviser” on page 48.
37

How the Funds Invest: NVIT Investor Destinations Funds (cont.)
Once the asset allocation is determined, the Adviser selects the Underlying Funds it believes most appropriate to represent the various asset classes. Where more than one Underlying Fund can be used for a single asset class, the Adviser also evaluates which Underlying Fund, or what combination of Underlying Funds, best represents the potential risks and benefits of that asset class. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund’s investment strategies, risk profile and historical performance. The Adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity.
* * * * * *
About Asset Classes
An “Asset Class” is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and money market instruments. Within each asset class there may be several different types of assets. For example, a “stock” asset class may contain large-cap, mid-cap, and/or small-cap stocks; domestic or international stocks; and growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, “stock” assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most “bond” assets. By combining these broad asset classes in different percentage combinations, each Investor Destinations Fund seeks to provide different levels of potential risk and rewards.
Set forth below are the asset classes in which each Investor Destinations Fund invests, as appropriate to its specific investment objective and risk profile:
U.S. Stocks
•Large-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $[____] million to $[____] trillion as of December 31, 2022.
•Mid-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the S&P MidCap 400® Index, ranging from $[___] billion to $[__] billion as of December 31, 2022.
•Small-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $[___] billion as of December 31, 2022.
International Stocks – stocks of larger capitalization companies from various industries whose primary trading markets are outside the United States, as represented in the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”).
Bonds – fixed-income and other debt securities that represent an obligation by the issuer to pay a specified rate of interest or income at specified times, such as corporate bonds, bonds issued by a government or its agencies, mortgage-backed securities or asset-backed securities. Bonds primarily include investment grade securities (i.e., rated in the four highest rating categories by a nationally recognized statistical rating organization, such as Moody’s, Standard & Poor’s and Fitch).
The Underlying Funds
Many of the Underlying Funds are index funds in that they seek to match, prior to the deduction of operating expenses, the performance of a particular stock or bond index. The Investor Destinations Funds also invest in certain Underlying Funds that are not index funds.
Set forth below are the Underlying Funds that are eligible, as of March 31, 2023, to represent each asset class. The Adviser reserves the right to add, delete or change the Underlying Funds selected to represent the asset classes without notice to shareholders.
38

How the Funds Invest: NVIT Investor Destinations Funds (cont.)

ASSET CLASS	UNDERLYING INVESTMENTS
Large-Cap Stocks

Mid-Cap Stocks
Small-Cap Stocks
International Stocks

Bonds

Please see the Appendix for additional information about each of the Underlying Funds in which the Funds may invest as of March 31, 2023.
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How the Funds Invest: NVIT Investor Destinations Funds (cont.)
The Adviser establishes an anticipated allocation among different asset classes appropriate for each Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Within each asset class allocation, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund.
The table below shows the approximate allocations for each Fund, stated as a percentage of the Fund’s net assets as of March 31, 2023. However, due to market value fluctuations or other factors, actual allocations may vary over time. In addition, the asset class allocations themselves may change over time in order for each Fund to meet its respective objective or as economic and/or market conditions warrant.
Investors should be aware that the Adviser applies a long-term investment horizon with respect to each Fund, and therefore, allocation changes are not likely to be made in response to short-term market conditions. The Adviser reserves the right to add or delete asset classes or to change the allocations at any time and without notice. The Funds may also invest in other mutual funds or ETFs not identified in the Appendix, including unaffiliated mutual funds or ETFs that are chosen either to complement or replace the Underlying Funds.
Information concerning each Fund’s actual allocations to Underlying Funds will be available in each Fund’s Semiannual and Annual Report and on the Trust’s internet site (nationwide.com/mutualfundsnvit) from time to time.
	Aggressive Fund	Moderately Aggressive Fund	Capital Appreciation Fund	Moderate Fund	Balanced Fund	Moderately Conservative Fund	Conservative Fund
U.S. STOCKS[1]	[__]%	[__]%	[__]%	[__]%	[__]%	[__]%	[__]%
INTERNATIONAL STOCKS	[__]%	[__]%	[__]%	[__]%	[__]%	[__]%	[__]%
BONDS	[__]%	[__]%	[__]%	[__]%	[__]%	[__]%	[__]%
1 “U.S. Stocks” generally includes stocks of large-capitalization, mid-capitalization and small-capitalization companies with market capitalizations, in the aggregate, similar to companies in the Russell 3000® Index.
The Adviser is also the investment adviser of each Underlying Fund. Because an investor is investing indirectly in the Underlying Funds through a Fund, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration and custodian fees), as well as the Fund’s direct expenses. The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
40

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund or an Underlying Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Risks Associated with a Fund-of-Funds Structure
Fund-of-funds risk – there are certain risks associated with a structure whereby a Fund invests primarily in other mutual funds. These risks include the following:
•Underlying Fund Expenses: because each Fund owns shares of the Underlying Funds, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which the Funds invest. The Underlying Funds do not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
•Performance: each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.
•Asset Allocation: each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.
•Strategy: there is the risk that the Adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the Adviser may add or delete Underlying Funds, or alter a Fund’s asset allocation at its discretion. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.
•Conflict of Interest: the Adviser has the authority to select and replace Underlying Funds. In doing so, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Funds' assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to each of the Funds and must act in the best interest of the Funds.
Exchange-traded funds risk – when a Fund invests in an exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to a Fund’s direct fees and expenses. In addition, a Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). A Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Limited portfolio holdings risk – because a Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares or interests issued by these vehicles may have a greater impact on a Fund's value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Management risk – each Fund is subject to the risk that the methods and analyses employed by a Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadviser(s), may not produce the desired results. This could cause a Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – market risk is the risk that one or more markets in which a Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's or an Underlying Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect a Fund or an Underlying Fund. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics,
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Risks of Investing in the Funds (cont.)
terrorism, conflicts and social unrest) adversely interrupt the global economy. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's or an Underlying Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's or an Underlying Fund's investments.
Following Russia's invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.
The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Risks Associated with U.S. and International Stocks
Equity securities risk – the possibility that an Underlying Fund could lose value if the individual equity securities in which the Underlying Fund has invested and/or the overall stock markets in which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:
•corporate earnings;
•production;
•management and
•sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-capitalization stocks, or stocks within a particular industry.
Smaller company risk – in general, stocks of smaller and medium-sized companies (including micro- and mid-cap companies) trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, a Fund's investment in a smaller company may lose substantial value. Investing in smaller and medium-sized companies (including micro- and mid-cap companies) requires a longer-term investment view and may not be appropriate for all investors.
Risks Associated with Fixed-Income Securities (Bonds)
Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund or an Underlying invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and may cause the value of a Fund's or an Underlying Fund's investments to decline significantly. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. A Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent
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Risks of Investing in the Funds (cont.)
and potential future changes in government policy may affect interest rates.
Credit risk – the risk that the issuer of a debt security may default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund or an Underlying Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Credit ratings – “investment grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by the Underlying Fund's subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by a Fund or an Underlying Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund's subadviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, a Fund or an Underlying Fund must rely entirely on the credit assessment of the Underlying Fund's subadviser.
U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund or an Underlying Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (GNMA) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of a Fund is not guaranteed. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Asset-backed securities risk – like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.
The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.
43

Risks of Investing in the Funds (cont.)
Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by an Underlying Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.
Risks Associated with International Stocks and Bonds
Foreign securities risk – foreign stocks and bonds may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
•political and economic instability;
•the impact of currency exchange rate fluctuations;
•sanctions imposed by other foreign governments, including the United States;
•reduced information about issuers;
•higher transaction costs;
•less stringent regulatory and accounting standards and
•delayed settlement.
Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an Underlying Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's or an Underlying Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund or an Underlying Fund invests a significant portion of its assets in a specific geographic region, a Fund or an Underlying Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund or an Underlying Fund’s assets are invested, the Fund or Underlying Fund may experience substantial illiquidity or losses.
Foreign custody – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for an Underlying Fund holding assets outside the United States.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts
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Risks of Investing in the Funds (cont.)
(EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Additional Principal Risks that May Affect the Funds
Derivatives risk – a derivative is a contract or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying index, commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing the Fund’s or Underlying Fund’s losses and reducing a Fund’s or Underlying Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
•the other party to the derivatives contract may fail to fulfill its obligations;
•their use may reduce liquidity and make a Fund or Underlying Fund harder to value, especially in declining markets and
•when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund’s or Underlying Fund’s losses and reducing a Fund’s or Underlying Fund’s opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. A Fund or Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Options – an option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash of an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When an Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if an Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option’s exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If an Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option’s exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When an Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by an Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. To the extent that a Fund invests in over-the-counter options, the Underlying Fund may be exposed to credit risk with regard to parties with whom it trades and also may bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing-organization guarantees, daily marking-to-market and settlement and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.
Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.
45

Risks of Investing in the Funds (cont.)
Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of customization. Some swaps may be complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing an Underlying Fund’s opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange-traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, an Underlying Fund could sustain significant losses.
Equity swaps – an equity swap enables an investor to buy or sell investment exposure linked to the total return (including dividends) of an underlying stock, group of stocks or stock index. Until equity swaps are designated for mandatory central clearing, the terms of an equity swap generally are privately negotiated by an Underlying Fund and the swap counterparty. An equity swap may be embedded within a structured note or other derivative instrument. Equity swaps are subject to stock market risk of the underlying stock, group of stocks or stock index in addition to counterparty credit risk. An equity swap could result in losses if the underlying stock, group of stocks, or stock index does not perform as anticipated.
Interest rate swaps – interest rate swaps allow parties to exchange their rights to receive payments on a security or other reference rate. The use of interest rate swaps involves the risk that an Underlying Fund’s subadviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Underlying Fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the Underlying Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment.
Total return swaps – total return swaps allow the party receiving the total return to gain exposure and benefit from an underlying reference asset without actually having to own it. Total return swaps will create leverage and a Fund or Underlying Fund may experience substantial gains or losses in value as a result of relatively small changes in the value of the underlying asset. In addition, total return swaps are subject to credit and counterparty risk. If the counterparty fails to meet its obligations a Fund or Underlying Fund could sustain significant losses. Total return swaps also are subject to the risk that a Fund or Underlying Fund will not properly assess the cost of the underlying asset. If a Fund or Underlying Fund is the buyer of a total return swap, a Fund or Underlying Fund could lose money if the total return of the underlying asset is less than a Fund’s or Underlying Fund’s obligation to pay a fixed or floating rate of interest. If a Fund or Underlying Fund is the seller of a total return swap, a Fund or Underlying Fund could lose money if the total returns of the underlying asset are greater than the fixed or floating rate of interest it would receive.
Leverage – leverage may be created when an investment exposes a Fund or Underlying Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of a Fund or Underlying Fund and make a Fund’s or Underlying Fund’s share price more volatile, a shareholder’s investment in a Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of a Fund’s or Underlying Fund’s investments. Further, the use of leverage may require a Fund or Underlying Fund to make margin payments, which might impair a Fund’s or Underlying Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund or Underlying Fund sell a portfolio security at a disadvantageous time.
Nationwide Fund Advisors, although registered as a commodity pool operator under the Commodity Exchange Act (“CEA”), has claimed exclusion from the definition of the term “commodity pool operator” under the CEA with respect to the Funds and, therefore, is not subject to the regulation as a commodity pool operator under the CEA in its management of the Funds.
Index fund risk – Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.
46

Risks of Investing in the Funds (cont.)
Liquidity risk – the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell liquid securities at unfavorable times and conditions. Underlying Funds that invest in fixed-income securities and foreign securities will be especially subject to the risk that during certain periods, the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Environmental, Social and Governance investing risk – an Underlying Fund’s environmental, social and corporate governance (“ESG”) investing strategy, which typically selects or excludes securities of certain issuers for reasons other than investment performance, carries the risk that the Underlying Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. For example, the application of this strategy could affect the Underlying Fund’s exposure to certain sectors or types of investments, which could negatively impact the Underlying Fund’s performance. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Underlying Fund's adviser or subadviser, or any judgment exercised by the adviser or subadviser, will reflect the opinions of any particular investor, and the factors utilized by the adviser or subadviser may differ from the factors that any particular investor considers relevant in evaluating an issuer’s ESG practices.
In evaluating an issuer, the adviser or subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be limited, incomplete, inaccurate or unavailable, or present conflicting information and data with respect to an issuer, which in each case could cause the adviser or subadviser to incorrectly assess an issuer’s business practices with respect to its ESG practices. Further, different methodologies may be used by the various data sources that provide ESG data. Socially responsible norms differ by region, and an issuer’s ESG practices or the adviser or subadviser's assessment of an issuer’s ESG practices may change over time. The adviser or subadviser's ESG process seeks to exclude or limit issuers deemed to be fundamentally misaligned with sustainability principles.
Loss of money is a risk of investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
* * * * * *
Temporary investments – each Fund and Underlying Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund’s or Underlying Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
A Fund may invest in or use other types of investments or strategies not shown here that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the SEC. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.
47

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
NFA allocates the Funds’ assets according to their respective allocation ranges for each asset class and the Underlying Funds. NFA then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. For these services, each Fund pays NFA an annual management fee. This is in addition to the investment advisory fees paid to the Adviser by the Underlying Funds in which the Funds invest.
NFA has engaged Nationwide Asset Management, LLC (“NWAM”) to provide asset allocation consulting services to NFA in connection with the development and periodic review of each Investor Destinations Fund’s target allocation. NFA pays NWAM from the management fee it receives for the asset allocation consulting services. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA and Nationwide Life. NWAM also serves as the subadviser to certain Nationwide Funds. NFA and NWAM therefore could be subject to a conflict of interest, because one or more Underlying Funds selected for investment by the Investor Destinations Funds may be subadvised by NWAM, which earns fees for subadvising such Underlying Funds. The Nationwide Inflation-Protected Securities Fund, an Underlying Fund in which the Investor Destinations Funds invest, is subadvised by NWAM.
The Investor Destinations Funds are used as underlying investment options to fund benefits payable under variable annuities and/or variable life insurance contracts issued by Nationwide Life (“Variable Insurance Contracts”), some of which may offer guaranteed lifetime income or death benefits. Additional conflicts of interest thus may exist also because Nationwide Life is affiliated with NFA and NWAM, and NFA’s and NWAM’s allocation decisions with respect to the Investor Destinations Funds may take into account Nationwide Life’s interests as they relate to guaranteed benefits available under Variable Insurance Contracts. For example, selecting and allocating assets to Underlying Funds that invest primarily in fixed-income securities or in a more conservative or less volatile investment style may operate to reduce the regulatory capital requirements that Nationwide Life must satisfy in order to support its guarantees under Variable Insurance Contracts it issues, may indirectly reduce Nationwide Life’s risk from the lifetime income or death benefits, or make it easier for Nationwide Life to manage its risk through the use of various hedging techniques. NFA has developed an investment allocation process that seeks to ensure that the
Investor Destinations Funds are managed in the best interests of contract owners who select sub-accounts that invest in the Investor Destinations Funds’ shares. Further, NFA and NWAM together have adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. NFA ultimately has sole responsibility for determining each Investor Destinations Fund’s asset class allocation and the selection of the Underlying Funds. As the investment adviser to the Investor Destinations Funds, NFA has a fiduciary duty to each Investor Destinations Fund and must act in each Investor Destinations Fund’s best interests.
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2022, expressed as a percentage of each Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT Investor Destinations Aggressive Fund	0.13%
NVIT Investor Destinations Moderately Aggressive Fund	0.13%
NVIT Investor Destinations Capital Appreciation Fund	0.13%
NVIT Investor Destinations Moderate Fund	0.13%
NVIT Investor Destinations Balanced Fund	0.13%
NVIT Investor Destinations Moderately Conservative Fund	0.13%
NVIT Investor Destinations Conservative Fund	0.13%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds is in the Funds' Annual Report to shareholders, which covers the period ending December 31, 2022.
Portfolio Management
Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA, are the Funds' co-portfolio managers and are jointly responsible for the day-to-day management of the Funds in accordance with (1) their respective asset class allocation ranges and (2) the allocations to each of their respective Underlying Funds.
Mr. Graham is Chief Investment Officer of NFA. Mr. Graham joined the Office of Investments at Nationwide Mutual Insurance Company (“Nationwide Mutual”) in November 2004, serving primarily as a portfolio manager for a hedge fund and for Nationwide Mutual’s proprietary general account. He joined NFA in 2016.
48

Fund Management (cont.)
Mr. Robinette is a Senior Director of Asset Strategies of NFA. Mr. Robinette joined Nationwide Mutual in 2012 where he most recently managed a portfolio of hedge funds and led manager due diligence reviews. He joined NFA in 2017.
Mr. Urban is a Senior Director of Asset Strategies of NFA. He joined NFA in 2016. Prior to joining NFA, Mr. Urban worked for six years as an investment analyst for the Ohio Public Employees Retirement System, where he was most recently responsible for hedge fund manager selection and due diligence as well as portfolio risk management.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser has no current plans to hire a subadviser with respect to these Funds. Nevertheless, the Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
•performing initial due diligence on prospective Fund subadvisers;
•monitoring subadviser performance, including ongoing analysis and periodic consultations;
•communicating performance expectations and evaluations to the subadvisers;
•making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
•selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.
49

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P, Class X, Class Y and Class Z shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II, Class VIII and Class Z shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that seek neither 12b-1 fees nor administrative services fees. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this Prospectus.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
•New Year’s Day
•Martin Luther King Jr. Day
•Presidents’ Day
•Good Friday
•Memorial Day
•Juneteenth National Independence Day
•Independence Day
•Labor Day
•Thanksgiving Day
•Christmas Day
•Other days when the Exchange is closed.
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds (including affiliated Underlying Funds) are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets for which market quotations are readily available shall be valued at current market value. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. Where such
50

Investing with Nationwide Funds (cont.)
Underlying Fund NAVs or other market-based quotations for a Fund’s assets are either unavailable or deemed by the Adviser to be unreliable, such securities are valued at fair value pursuant to procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. The prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that an Underlying Fund’s NAV is calculated, an Underlying Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on an Underlying Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to an Underlying Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
The Valuation Procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not fair valued its securities.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or
51

Investing with Nationwide Funds (cont.)
other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Funds’ ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
•disrupt portfolio management strategies;
•increase brokerage and other transaction costs and
•negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as
52

Investing with Nationwide Funds (cont.)
described below. When identified, a Fund has sole discretion to:
•restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
•reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class P and Class Z shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class P or Class Z shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares, Class P shares or Class Z shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Class II and Class Z shares of the Funds are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Trust. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds and are based on the average daily net assets of the applicable share class. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class II shares and 0.12% for Class Z shares of the NVIT Investor Destinations Capital Appreciation Fund; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class P shares do not pay an administrative services fee.
For the current fiscal year, administrative services fees for the Funds, expressed as a percentage of the share class’s average daily net assets, are estimated to be [__]% for Class II shares of each Fund and [__]% for Class Z shares of the NVIT Investor Destinations Capital Appreciation Fund.
Revenue Sharing
NFA and/or its affiliates (collectively, “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:
•insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.
In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
•affiliates of NFA;
•broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
•recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
53

Investing with Nationwide Funds (cont.)
•sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company, Jefferson National Life Insurance Company or Jefferson National Life Insurance Company of New York, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
54

Distributions and Taxes
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
55

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
56

Financial Highlights
The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by [__________________], whose report, along with the Funds' financial statements, is included in the Trust’s annual reports, which are available upon request. Since Class Z shares of the NVIT Investor Destinations Capital Appreciation Fund have not yet commenced operations as of the date of this Prospectus, no information is presented for that class in the Financial Highlights.
57

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class II Shares
6/30/2022 (Unaudited)	$14.81	$(0.03)	$(3.03)	$(3.06)	$—	$—	$—	$11.75	(20.66)%	$283,393	0.59%	(0.43)%	0.59%	11.74%
12/31/2021	13.05	0.43	1.59	2.02	(0.02)	(0.24)	(0.26)	14.81	15.50%	358,122	0.58%	2.99%	0.58%	61.15%
12/31/2020	12.40	0.18	1.30	1.48	(0.03)	(0.80)	(0.83)	13.05	12.82%	296,578	0.59%	1.53%	0.59%	15.71%
12/31/2019	11.21	0.23	2.34	2.57	(0.24)	(1.14)	(1.38)	12.40	23.73%	267,228	0.59%	1.86%	0.59%	12.92%(g)
12/31/2018	13.60	0.19	(1.27)	(1.08)	(0.19)	(1.12)	(1.31)	11.21	(8.85)%	241,290	0.59%	1.42%	0.59%	17.14%
12/31/2017	12.56	0.19	2.06	2.25	(0.20)	(1.01)	(1.21)	13.60	18.43%	297,793	0.59%	1.46%	0.59%	17.58%
Class P Shares
6/30/2022 (Unaudited)	14.72	(0.02)	(3.02)	(3.04)	—	—	—	11.68	(20.65)%	34,315	0.44%	(0.28)%	0.44%	11.74%
12/31/2021	12.96	0.45	1.58	2.03	(0.03)	(0.24)	(0.27)	14.72	15.74%	40,988	0.43%	3.18%	0.43%	61.15%
12/31/2020	12.30	0.20	1.29	1.49	(0.03)	(0.80)	(0.83)	12.96	13.00%	33,465	0.44%	1.75%	0.44%	15.71%
12/31/2019	11.14	0.27	2.29	2.56	(0.26)	(1.14)	(1.40)	12.30	23.80%	26,844	0.44%	2.19%	0.44%	12.92%(g)
12/31/2018	13.52	0.22	(1.27)	(1.05)	(0.21)	(1.12)	(1.33)	11.14	(8.66)%	19,453	0.44%	1.70%	0.44%	17.14%
12/31/2017	12.49	0.25	2.02	2.27	(0.23)	(1.01)	(1.24)	13.52	18.65%	19,072	0.44%	1.88%	0.44%	17.58%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Portfolio turnover excludes securities received or delivered in-kind.
58

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(f)
Class II Shares
6/30/2022 (Unaudited)	$14.70	$(0.02)	$(2.86)	$(2.88)	$—	$—	$—	$11.82	(19.59)%	$851,189	0.57%	(0.36)%	0.57%	8.13%
12/31/2021	13.15	0.40	1.39	1.79	(0.02)	(0.22)	(0.24)	14.70	13.63%	1,099,938	0.57%	2.85%	0.57%	59.87%
12/31/2020	12.51	0.18	1.27	1.45	(0.03)	(0.78)	(0.81)	13.15	12.33%	1,034,734	0.58%	1.49%	0.58%	13.54%
12/31/2019	11.58	0.24	2.19	2.43	(0.25)	(1.25)	(1.50)	12.51	21.83%	1,021,891	0.57%	1.89%	0.57%	11.88%(g)
12/31/2018	14.11	0.21	(1.17)	(0.96)	(0.21)	(1.36)	(1.57)	11.58	(7.73)%	958,862	0.57%	1.54%	0.57%	10.53%
12/31/2017	13.12	0.21	1.92	2.13	(0.22)	(0.92)	(1.14)	14.11	16.68%	1,188,296	0.57%	1.49%	0.57%	11.81%
Class P Shares
6/30/2022 (Unaudited)	14.58	(0.01)	(2.85)	(2.86)	—	—	—	11.72	(19.62)%	85,236	0.42%	(0.21)%	0.42%	8.13%
12/31/2021	13.04	0.44	1.36	1.80	(0.04)	(0.22)	(0.26)	14.58	13.84%	104,200	0.42%	3.14%	0.42%	59.87%
12/31/2020	12.39	0.21	1.25	1.46	(0.03)	(0.78)	(0.81)	13.04	12.53%	89,662	0.43%	1.75%	0.43%	13.54%
12/31/2019	11.48	0.28	2.16	2.44	(0.28)	(1.25)	(1.53)	12.39	22.04%	75,487	0.42%	2.22%	0.42%	11.88%(g)
12/31/2018	14.01	0.26	(1.19)	(0.93)	(0.24)	(1.36)	(1.60)	11.48	(7.61)%	57,797	0.42%	1.90%	0.42%	10.53%
12/31/2017	13.04	0.26	1.88	2.14	(0.25)	(0.92)	(1.17)	14.01	16.83%	55,404	0.42%	1.86%	0.42%	11.81%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Portfolio turnover excludes securities received or delivered in-kind.
59

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(f)
Class II Shares
6/30/2022 (Unaudited)	$20.21	$(0.03)	$(3.68)	$(3.71)	$—	$—	$—	$16.50	(18.36)%	$1,128,762	0.57%	(0.30)%	0.57%	5.55%
12/31/2021	18.32	0.51	1.71	2.22	(0.03)	(0.30)	(0.33)	20.21	12.16%	1,467,723	0.57%	2.60%	0.57%	55.36%
12/31/2020	17.45	0.26	1.66	1.92	(0.03)	(1.02)	(1.05)	18.32	11.62%	1,462,628	0.57%	1.52%	0.57%	12.84%
12/31/2019	16.03	0.33	2.78	3.11	(0.36)	(1.33)	(1.69)	17.45	19.94%	1,445,670	0.57%	1.91%	0.57%	9.90%(g)
12/31/2018	18.57	0.30	(1.41)	(1.11)	(0.30)	(1.13)	(1.43)	16.03	(6.47)%	1,362,536	0.57%	1.63%	0.57%	11.49%
12/31/2017	17.06	0.28	2.21	2.49	(0.30)	(0.68)	(0.98)	18.57	14.81%	1,601,949	0.57%	1.56%	0.57%	11.50%
Class P Shares
6/30/2022 (Unaudited)	20.12	(0.01)	(3.68)	(3.69)	—	—	—	16.43	(18.34)%	14,368	0.42%	(0.15)%	0.42%	5.55%
12/31/2021	18.24	0.59	1.66	2.25	(0.07)	(0.30)	(0.37)	20.12	12.38%	17,656	0.42%	3.01%	0.42%	55.36%
12/31/2020	17.35	0.33	1.61	1.94	(0.03)	(1.02)	(1.05)	18.24	11.80%	14,683	0.42%	1.96%	0.42%	12.84%
12/31/2019	15.95	0.39	2.73	3.12	(0.39)	(1.33)	(1.72)	17.35	20.11%	10,776	0.42%	2.25%	0.42%	9.90%(g)
12/31/2018	18.50	0.37	(1.45)	(1.08)	(0.34)	(1.13)	(1.47)	15.95	(6.36)%	8,387	0.42%	2.03%	0.42%	11.49%
12/31/2017	17.00	0.34	2.18	2.52	(0.34)	(0.68)	(1.02)	18.50	14.99%	7,596	0.42%	1.89%	0.42%	11.50%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Portfolio turnover excludes securities received or delivered in-kind.
60

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MODERATE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(f)
Class II Shares
6/30/2022 (Unaudited)	$13.14	$(0.01)	$(2.23)	$(2.24)	$—	$—	$—	$10.9	(17.05)%	$1,898,328	0.57%	(0.17)%	0.57%	6.18%
12/31/2021	12.07	0.33	0.91	1.24	(0.02)	(0.15)	(0.17)	13.14	10.31%	2,427,562	0.57%	2.61%	0.57%	50.07%
12/31/2020	11.60	0.18	0.97	1.15	(0.02)	(0.66)	(0.68)	12.07	10.34%	2,461,085	0.57%	1.56%	0.57%	12.14%
12/31/2019	11.06	0.24	1.66	1.90	(0.25)	(1.11)	(1.36)	11.60	17.74%	2,501,624	0.57%	1.99%	0.57%	11.80%(g)
12/31/2018	13.02	0.22	(0.89)	(0.67)	(0.22)	(1.07)	(1.29)	11.06	(5.68)%	2,385,345	0.57%	1.73%	0.57%	11.64%
12/31/2017	12.47	0.21	1.37	1.58	(0.23)	(0.80)	(1.03)	13.02	12.93%	2,859,354	0.57%	1.62%	0.57%	10.36%
Class P Shares
6/30/2022 (Unaudited)	13.07	—	(2.22)	(2.22)	—	—	—	10.85	(16.99)%	38,272	0.42%	(0.02)%	0.42%	6.18%
12/31/2021	12.02	0.39	0.86	1.25	(0.05)	(0.15)	(0.20)	13.07	10.44%	45,364	0.42%	3.08%	0.42%	50.07%
12/31/2020	11.53	0.22	0.95	1.17	(0.02)	(0.66)	(0.68)	12.02	10.59%	34,383	0.42%	1.98%	0.42%	12.14%
12/31/2019	11.01	0.27	1.63	1.90	(0.27)	(1.11)	(1.38)	11.53	17.83%	25,394	0.42%	2.28%	0.42%	11.80%(g)
12/31/2018	12.97	0.26	(0.90)	(0.64)	(0.25)	(1.07)	(1.32)	11.01	(5.53)%	20,920	0.42%	2.03%	0.42%	11.64%
12/31/2017	12.42	0.24	1.36	1.60	(0.25)	(0.80)	(1.05)	12.97	13.16%	20,936	0.42%	1.86%	0.42%	10.36%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Portfolio turnover excludes securities received or delivered in-kind.
61

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS BALANCED FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(f)
Class II Shares
6/30/2022 (Unaudited)	$17.34	$—	$(2.63)	$(2.63)	$—	$—	$—	$14.71	(15.17)%	$1,266,535	0.57%	(0.06)%	0.57%	6.54%
12/31/2021	16.20	0.38	0.95	1.33	(0.03)	(0.16)	(0.19)	17.34	8.24%	1,567,915	0.57%	2.26%	0.57%	41.04%
12/31/2020	15.26	0.24	1.16	1.40	(0.02)	(0.44)	(0.46)	16.20	9.41%	1,620,709	0.57%	1.61%	0.57%	14.53%
12/31/2019	14.39	0.32	1.84	2.16	(0.33)	(0.96)	(1.29)	15.26	15.34%	1,582,104	0.57%	2.06%	0.57%	12.40%(g)
12/31/2018	16.11	0.30	(1.04)	(0.74)	(0.30)	(0.68)	(0.98)	14.39	(4.85)%	1,475,912	0.57%	1.87%	0.57%	13.01%
12/31/2017	15.12	0.27	1.40	1.67	(0.29)	(0.39)	(0.68)	16.11	11.13%	1,655,714	0.57%	1.73%	0.57%	10.76%
Class P Shares
6/30/2022 (Unaudited)	17.30	0.01	(2.62)	(2.61)	—	—	—	14.69	(15.09)%	10,662	0.42%	0.10%	0.42%	6.54%
12/31/2021	16.16	0.43	0.93	1.36	(0.06)	(0.16)	(0.22)	17.30	8.45%	12,255	0.42%	2.51%	0.42%	41.04%
12/31/2020	15.21	0.29	1.12	1.41	(0.02)	(0.44)	(0.46)	16.16	9.50%	11,365	0.42%	1.91%	0.42%	14.53%
12/31/2019	14.35	0.37	1.81	2.18	(0.36)	(0.96)	(1.32)	15.21	15.51%	9,412	0.42%	2.42%	0.42%	12.40%(g)
12/31/2018	16.06	0.34	(1.04)	(0.70)	(0.33)	(0.68)	(1.01)	14.35	(4.63)%	7,387	0.42%	2.16%	0.42%	13.01%
12/31/2017	15.08	0.31	1.38	1.69	(0.32)	(0.39)	(0.71)	16.06	11.27%	6,863	0.42%	1.98%	0.42%	10.76%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Portfolio turnover excludes securities received or delivered in-kind.
62

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(f)
Class II Shares
6/30/2022 (Unaudited)	$11.88	$0.01	$(1.68)	$(1.67)	$—	$—	$—	$10.21	(14.06)%	$618,859	0.58%	0.20%	0.58%	7.17%
12/31/2021	11.25	0.26	0.49	0.75	(0.02)	(0.10)	(0.12)	11.88	6.71%	771,094	0.58%	2.24%	0.58%	34.00%
12/31/2020	10.68	0.16	0.73	0.89	(0.01)	(0.31)	(0.32)	11.25	8.55%	809,718	0.58%	1.54%	0.58%	14.41%
12/31/2019	10.14	0.22	1.12	1.34	(0.23)	(0.57)	(0.80)	10.68	13.48%	825,375	0.58%	2.01%	0.58%	8.43%(g)
12/31/2018	11.37	0.21	(0.61)	(0.40)	(0.21)	(0.62)	(0.83)	10.14	(3.73)%	804,423	0.57%	1.87%	0.57%	10.79%
12/31/2017	11.07	0.20	0.80	1.00	(0.21)	(0.49)	(0.70)	11.37	9.21%	929,931	0.57%	1.72%	0.57%	10.93%
Class P Shares
6/30/2022 (Unaudited)	11.80	0.02	(1.67)	(1.65)	—	—	—	10.15	(13.98)%	2,665	0.43%	0.36%	0.43%	7.17%
12/31/2021	11.18	0.28	0.49	0.77	(0.05)	(0.10)	(0.15)	11.80	6.87%	2,985	0.43%	2.45%	0.43%	34.00%
12/31/2020	10.60	0.19	0.71	0.90	(0.01)	(0.31)	(0.32)	11.18	8.71%	2,818	0.43%	1.83%	0.43%	14.41%
12/31/2019	10.07	0.24	1.11	1.35	(0.25)	(0.57)	(0.82)	10.60	13.67%	2,293	0.43%	2.28%	0.43%	8.43%(g)
12/31/2018	11.30	0.24	(0.62)	(0.38)	(0.23)	(0.62)	(0.85)	10.07	(3.58)%	1,926	0.42%	2.14%	0.42%	10.79%
12/31/2017	11.01	0.22	0.79	1.01	(0.23)	(0.49)	(0.72)	11.30	9.33%	1,893	0.42%	1.90%	0.42%	10.93%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Portfolio turnover excludes securities received or delivered in-kind.
63

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(f)
Class II Shares
6/30/2022 (Unaudited)	$10.74	$0.02	$(1.19)	$(1.17)	$—	$—	$—	$9.57	(10.89)%	$584,293	0.58%	0.49%	0.58%	10.44%
12/31/2021	10.54	0.20	0.09	0.29	(0.02)	(0.07)	(0.09)	10.74	2.75%	698,366	0.58%	1.86%	0.58%	25.65%
12/31/2020	9.98	0.17	0.50	0.67	(0.01)	(0.10)	(0.11)	10.54	6.71%	790,805	0.58%	1.66%	0.58%	22.58%
12/31/2019	9.50	0.20	0.70	0.90	(0.22)	(0.20)	(0.42)	9.98	9.53%	688,613	0.58%	2.06%	0.58%	15.84%(g)
12/31/2018	10.08	0.20	(0.38)	(0.18)	(0.20)	(0.20)	(0.40)	9.50	(1.80)%	683,885	0.58%	2.02%	0.58%	16.29%
12/31/2017	9.93	0.18	0.38	0.56	(0.20)	(0.21)	(0.41)	10.08	5.68%	748,139	0.57%	1.79%	0.57%	12.99%
Class P Shares
6/30/2022 (Unaudited)	10.70	0.03	(1.19)	(1.16)	—	—	—	9.54	(10.84)%	3,636	0.43%	0.63%	0.43%	10.44%
12/31/2021	10.51	0.21	0.09	0.30	(0.04)	(0.07)	(0.11)	10.70	2.85%	4,493	0.43%	2.02%	0.43%	25.65%
12/31/2020	9.93	0.18	0.51	0.69	(0.01)	(0.10)	(0.11)	10.51	6.95%	4,515	0.43%	1.82%	0.43%	22.58%
12/31/2019	9.46	0.23	0.67	0.90	(0.23)	(0.20)	(0.43)	9.93	9.65%	4,124	0.43%	2.30%	0.43%	15.84%(g)
12/31/2018	10.04	0.23	(0.39)	(0.16)	(0.22)	(0.20)	(0.42)	9.46	(1.62)%	3,555	0.43%	2.32%	0.43%	16.29%
12/31/2017	9.89	0.21	0.37	0.58	(0.22)	(0.21)	(0.43)	10.04	5.89%	2,915	0.42%	2.06%	0.42%	12.99%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Portfolio turnover excludes securities received or delivered in-kind.
64

Appendix
Additional Information about the Underlying Funds
Following are descriptions of the affiliated Underlying Funds in which the Funds may invest as of March 31, 2023. These descriptions are qualified in their entirety by reference to the prospectus and statement of additional information of each Underlying Fund. The following list of eligible Underlying Funds is subject to change at any time and without notice. This Appendix does not contain information about unaffiliated mutual funds, including exchange-traded funds, in which the Funds may invest. Underlying Funds not identified in this Appendix may be selected by the Adviser at its discretion. Prospectuses for any Underlying Funds should be referred to for more information.
U.S. Stocks
[To be provided]
International Stocks
[To be provided]
Bonds
[To be provided]
The SAI contains more information about the Funds’ investments and strategies and can be requested using the telephone number on the back of this Prospectus.
65

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
•Statement of Additional Information (incorporated by reference into this Prospectus)
•Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
•Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
•on the SEC’s EDGAR database via the internet at www.sec.gov; or
•by electronic request to publicinfo@sec.gov
Nationwide Funds Group
One Nationwide Plaza, Mail Code 5-02-210,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2023
The Trust’s Investment Company Act File No.: 811-03213
NPR-ID (5/23)

Nationwide Variable Insurance Trust
Prospectus  May 1, 2023

Fund and Class
NVIT BlueprintSM Managed Growth Fund
Class I
Class II
NVIT BlueprintSM Managed Growth & Income Fund
Class I
Class II
NVIT Investor Destinations Managed Growth Fund
Class I
Class II
NVIT Investor Destinations Managed Growth & Income Fund
Class I
Class II
The U.S. Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

THIS PAGE INTENTIONALLY LEFT BLANK

2	Fund Summaries
NVIT Blueprint SM Managed Growth Fund
NVIT Blueprint SM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund
30	How the Funds Invest
Objectives
Principal Investment Strategies
Core Sleeves
Volatility Overlays
Blueprint Managed Growth Fund and Investor Destinations Managed Growth Fund
Blueprint Managed Growth & Income Fund and Investor Destinations Managed Growth & Income Fund
About Asset Classes
The Underlying Funds
35	Risks of Investing in the Funds
44	Fund Management
47	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
52	Distributions and Taxes
53	Additional Information
54	Financial Highlights
59	Appendix
1

Fund Summary: NVIT BlueprintSM Managed Growth Fund
Objective
Consistent with preservation of capital, the NVIT BlueprintSM Managed Growth Fund (“Blueprint Managed Growth Fund” or the “Fund”) seeks growth primarily.Investment income is its secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.22%	0.22%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.61%	0.61%
Total Annual Fund Operating Expenses	1.02%	1.27%
Fee Waiver/Expense Reimbursement(1),(2)	(0.19)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.83%	1.03%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.07% until at least April 30, 2024. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.05% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2024. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$85	$306	$545	$1,231
Class II Shares	105	379	674	1,513
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [___]% of the average value of its portfolio.
2

Fund Summary: NVIT BlueprintSM Managed Growth Fund (cont.)
Principal Investment Strategies
The Fund consists of two main components. First, a majority of its portfolio, referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. The remainder of the Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio over a full market cycle, the Fund buys and sells stock index futures, which are derivatives. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay may result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
The Fund’s Core Sleeve seeks growth primarily and investment income secondarily by investing a majority of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. It also invests to a lesser extent in Underlying Funds that invest in fixed-income securities (including mortgage-backed and asset-backed securities, and high-yield bonds, which are commonly known as “junk” bonds) in order to generate investment income. Some Underlying Funds may use futures, forwards, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Consistent with this investment strategy, as of March 31, 2023, the Core Sleeve allocated approximately [__]% of its net assets to equity securities (including international stocks and smaller company stocks) and approximately [__]% of its net assets to bonds.
Although the amount of the Fund’s assets allocated to the Core Sleeve was approximately [__]% as of December 31, 2022, this amount may fluctuate within a general range of 90%–100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%–10% in inverse correlation with the Core Sleeve, although this amount was approximately [__]% as of December 31, 2022. The investment adviser generally buys or sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity.
The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio over a full market cycle by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by the Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore, even though the Core Sleeve allocates approximately 60% of its assets to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0% to 80%, depending on market conditions.
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Fund Summary: NVIT BlueprintSM Managed Growth Fund (cont.)
Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investment in the Underlying Funds. Nationwide Asset Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay.
Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay could result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Fund's investment adviser or subadviser, or an Underlying Fund's subadviser, may not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) NFA's evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on an Underlying Fund's
4

Fund Summary: NVIT BlueprintSM Managed Growth Fund (cont.)
investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Market risk – the risk that one or more markets in which the Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund or an Underlying Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Cash position risk – the Fund or Underlying Fund may hold significant positions in cash or money market instruments . A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's or Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund or an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity
5

Fund Summary: NVIT BlueprintSM Managed Growth Fund (cont.)
issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund may lose money.
Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund may lose money.
Currency exposure – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of
6

Fund Summary: NVIT BlueprintSM Managed Growth Fund (cont.)
foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund may be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses may impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	8.78%	–	4Q 2020
Lowest Quarter:	-11.24%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2021)
The inception date for Class I shares is April 30, 2014. Pre-inception historical performance is based on the previous performance of Class II shares. Performance for Class I shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Class I Shares	15.72%	9.61%	6.91%	4/30/2013
Class II Shares	15.41%	9.38%	6.71%	4/30/2013
Morningstar® Moderate Target Risk Index (reflects no deduction for fees or expenses)	10.20%	10.08%	7.96%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors (“NFA”)
Subadviser
Nationwide Asset Management, LLC (“NWAM”)
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Fund Summary: NVIT BlueprintSM Managed Growth Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Volatility Overlay
Corsan Maley	Senior Investment Professional, NWAM	Since 2021
Chad W. Finefrock, CFA	Senior Investment Professional, NWAM	Since 2014
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
8

Fund Summary: NVIT BlueprintSM Managed Growth & Income Fund
Objective
The NVIT BlueprintSM Managed Growth & Income Fund (“Blueprint Managed Growth & Income Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.22%	0.22%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.58%	0.58%
Total Annual Fund Operating Expenses	1.00%	1.25%
Fee Waiver/Expense Reimbursement(1),(2)	(0.17)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.83%	1.03%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.10% until at least April 30, 2024. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.05% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2024. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$85	$301	$536	$1,209
Class II Shares	105	375	665	1,492
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [___]% of the average value of its portfolio.
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Fund Summary: NVIT BlueprintSM Managed Growth & Income Fund (cont.)
Principal Investment Strategies
The Fund consists of two main components. First, a majority of its portfolio, referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. The remainder of the Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio over a full market cycle, the Fund buys and sells stock index futures, which are derivatives. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay may result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
The Fund’s Core Sleeve seeks a high level of total return through investments in both equity and fixed-income securities by investing in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies that the investment adviser believes offer opportunities for capital growth, and fixed-income securities (including mortgage-backed and asset-backed securities, and high-yield bonds, which are commonly known as “junk” bonds) in order to generate investment income. Some Underlying Funds may use futures, forwards, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Consistent with this investment strategy, as of March 31, 2023, the Core Sleeve allocated approximately [__]% of its net assets to equity securities (including international stocks and smaller company stocks) and approximately [__]% of its net assets to bonds.
Although the amount of the Fund’s assets allocated to the Core Sleeve was approximately [__]% as of December 31, 2022, this amount may fluctuate within a general range of 90%–100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%–10% in inverse correlation with the Core Sleeve, although this amount was approximately [__]% as of December 31, 2022. The investment adviser generally buys or sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity.
The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio over a full market cycle by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by the Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore, even though the Core Sleeve allocates approximately 50% of its assets to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0% to 65%, depending on market conditions.
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Fund Summary: NVIT BlueprintSM Managed Growth & Income Fund (cont.)
Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investment in the Underlying Funds. Nationwide Asset Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay.
Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay could result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Fund's investment adviser or subadviser, or an Underlying Fund's subadviser, may not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) NFA's evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on an Underlying Fund's
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Fund Summary: NVIT BlueprintSM Managed Growth & Income Fund (cont.)
investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Market risk – the risk that one or more markets in which the Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund or an Underlying Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Cash position risk – the Fund or Underlying Fund may hold significant positions in cash or money market instruments . A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's or Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension
12

Fund Summary: NVIT BlueprintSM Managed Growth & Income Fund (cont.)
risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund or an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund may lose money.
Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures,
13

Fund Summary: NVIT BlueprintSM Managed Growth & Income Fund (cont.)
disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund may lose money.
Currency exposure – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund may be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses may impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	6.31%	–	1Q 2019
Lowest Quarter:	-8.45%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2021)
The inception date for Class I shares is April 30, 2014. Pre-inception historical performance is based on the previous performance of Class II shares. Performance for Class I
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Fund Summary: NVIT BlueprintSM Managed Growth & Income Fund (cont.)
shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Class I Shares	10.24%	7.24%	5.58%	4/30/2013
Class II Shares	10.08%	7.04%	5.39%	4/30/2013
Morningstar® Moderate Target Risk Index (reflects no deduction for fees or expenses)	10.20%	10.08%	7.96%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors (“NFA”)
Subadviser
Nationwide Asset Management, LLC (“NWAM”)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Volatility Overlay
Corsan Maley	Senior Investment Professional, NWAM	Since 2021
Chad W. Finefrock, CFA	Senior Investment Professional, NWAM	Since 2014
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
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Fund Summary: NVIT Investor Destinations Managed Growth Fund
Objective
Consistent with preservation of capital, the NVIT Investor Destinations Managed Growth Fund (“Investor Destinations Managed Growth Fund” or the “Fund”) seeks growth primarily.Investment income is its secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	0.63%	0.88%
Fee Waiver/Expense Reimbursement(1)	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.60%	0.85%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.16% until at least April 30, 2024. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$61	$199	$348	$783
Class II Shares	87	278	485	1,082
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [___]% of the average value of its portfolio.
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Fund Summary: NVIT Investor Destinations Managed Growth Fund (cont.)
Principal Investment Strategies
The Fund consists of two main components. First, a majority of its portfolio, referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests primarily in mutual funds offered by Nationwide Variable Insurance Trust and affiliated or unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. The Core Sleeve also invests in certain Underlying Funds that are not index funds. Some Underlying Funds may use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, or otherwise to increase returns. The remainder of the Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio over a full market cycle, the Fund buys and sells stock index futures. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay may result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
The Fund’s Core Sleeve seeks growth primarily and investment income secondarily by investing a majority of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. It also invests to a lesser extent in Underlying Funds that invest in fixed-income securities (including mortgage-backed securities) in order to generate investment income. Consistent with this investment strategy, as of March 31, 2023, the Core Sleeve allocated approximately [__]% of its net assets to equity securities (including international stocks and smaller company stocks) and approximately [__]% of its net assets to bonds.
Although the amount of the Fund’s assets allocated to the Core Sleeve was approximately [__]% as of December 31, 2022, this amount may fluctuate within a general range of 90%–100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%–10% in inverse correlation with the Core Sleeve, although this amount was approximately [__]% as of December 31, 2022. The investment adviser generally buys or sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity.
The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio over a full market cycle by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by the Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore,
17

Fund Summary: NVIT Investor Destinations Managed Growth Fund (cont.)
even though the Core Sleeve allocates approximately 60% of its assets to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0% to 80%, depending on market conditions.
Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investment in the Underlying Funds. Nationwide Asset Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay.
Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay could result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Fund's investment adviser or subadviser, or an Underlying Fund's subadviser, may not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) NFA's evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active
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Fund Summary: NVIT Investor Destinations Managed Growth Fund (cont.)
trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Market risk – the risk that one or more markets in which the Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund or an Underlying Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Cash position risk – the Fund or Underlying Fund may hold significant positions in cash or money market instruments . A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's or Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at
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Fund Summary: NVIT Investor Destinations Managed Growth Fund (cont.)
unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund or an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund may lose money.
Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. The Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
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Fund Summary: NVIT Investor Destinations Managed Growth Fund (cont.)
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	8.91%	–	4Q 2020
Lowest Quarter:	-10.53%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2021)
The inception date for Class I shares is April 30, 2014. Pre-inception historical performance is based on the previous performance of Class II shares. Performance for Class I shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Class I Shares	12.34%	8.84%	6.54%	4/30/2013
Class II Shares	12.01%	8.57%	6.30%	4/30/2013
Morningstar® Moderate Target Risk Index (reflects no deduction for fees or expenses)	10.20%	10.08%	7.96%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors (“NFA”)
Subadviser
Nationwide Asset Management, LLC (“NWAM”)
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Fund Summary: NVIT Investor Destinations Managed Growth Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Volatility Overlay
Corsan Maley	Senior Investment Professional, NWAM	Since 2021
Chad W. Finefrock, CFA	Senior Investment Professional, NWAM	Since 2014
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
22

Fund Summary: NVIT Investor Destinations Managed Growth & Income Fund
Objective
The NVIT Investor Destinations Managed Growth & Income Fund (“Investor Destinations Managed Growth & Income Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses	0.62%	0.87%
Fee Waiver/Expense Reimbursement(1)	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.57%	0.82%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.15% until at least April 30, 2024. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$58	$193	$341	$769
Class II Shares	84	273	477	1,068
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [___]% of the average value of its portfolio.
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Fund Summary: NVIT Investor Destinations Managed Growth & Income Fund (cont.)
Principal Investment Strategies
The Fund consists of two main components. First, a majority of its portfolio, referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests primarily in mutual funds offered by Nationwide Variable Insurance Trust and affiliated or unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. The Core Sleeve also invests in certain Underlying Funds that are not index funds. Some Underlying Funds may use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, or otherwise to increase returns. The remainder of the Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio over a full market cycle, the Fund buys and sells stock index futures. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay may result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
The Fund’s Core Sleeve seeks a high level of total return through investments in both equity and fixed-income securities by investing in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies) that the investment adviser believes offer opportunities for capital growth, and fixed-income securities (including mortgage-backed securities) in order to generate investment income. Consistent with this investment strategy, as of March 31, 2023, the Core Sleeve allocated approximately [__]% of its net assets to equity securities (including international stocks and smaller company stocks) and approximately [__]% of its net assets to bonds. In addition to considering financial information, the subadviser of one or more Underlying Funds may evaluate issuers based on environmental, social and governance (“ESG”) factors.
Although the amount of the Fund’s assets allocated to the Core Sleeve was approximately [__]% as of December 31, 2022, this amount may fluctuate within a general range of 90%–100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%–10% in inverse correlation with the Core Sleeve, although this amount was approximately [__]% as of December 31, 2022. The investment adviser generally buys or sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity.
The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio over a full market cycle by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by the Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are
24

Fund Summary: NVIT Investor Destinations Managed Growth & Income Fund (cont.)
rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore, even though the Core Sleeve allocates approximately 50% of its assets to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0% to 65%, depending on market conditions.
Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investment in the Underlying Funds. Nationwide Asset Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay.
Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay could result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the
Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Fund's investment adviser or subadviser, or an Underlying Fund's subadviser, may not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) NFA's evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to
25

Fund Summary: NVIT Investor Destinations Managed Growth & Income Fund (cont.)
the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Market risk – the risk that one or more markets in which the Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund or an Underlying Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Cash position risk – the Fund or Underlying Fund may hold significant positions in cash or money market instruments . A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's or Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at
26

Fund Summary: NVIT Investor Destinations Managed Growth & Income Fund (cont.)
unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund or an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund may lose money.
Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. The Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
27

Fund Summary: NVIT Investor Destinations Managed Growth & Income Fund (cont.)
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Environmental, Social and Governance investing risk – the risk that, because an Underlying Fund’s environmental, social and corporate governance (“ESG”) strategy may select or exclude securities of certain issuers for reasons other than investment performance, the Underlying Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by an Underlying Fund’s adviser or subadviser, or any judgment exercised by the adviser or subadviser, will reflect the opinions of any particular investor.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	5.84%	–	4Q 2020
Lowest Quarter:	-7.42%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2021)
The inception date for Class I shares is April 30, 2014. Pre-inception historical performance is based on the previous performance of Class II shares. Performance for Class I shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Class I Shares	7.72%	6.72%	5.28%	4/30/2013
Class II Shares	7.57%	6.46%	5.06%	4/30/2013
Morningstar® Moderate Target Risk Index (reflects no deduction for fees or expenses)	10.20%	10.08%	7.96%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors (“NFA”)
Subadviser
Nationwide Asset Management, LLC (“NWAM”)
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Fund Summary: NVIT Investor Destinations Managed Growth & Income Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Volatility Overlay
Corsan Maley	Senior Investment Professional, NWAM	Since 2021
Chad W. Finefrock, CFA	Senior Investment Professional, NWAM	Since 2014
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
29

How the Funds Invest: NVIT Managed Series Funds
Objectives
Consistent with preservation of capital, the NVIT BlueprintSM Managed Growth Fund (“Blueprint Managed Growth Fund”) seeks growth primarily and investment income secondarily.
The NVIT BlueprintSM Managed Growth & Income Fund (“Blueprint Managed Growth & Income Fund”) seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.
Consistent with preservation of capital, the NVIT Investor Destinations Managed Growth Fund (“Investor Destinations Managed Growth Fund”) seeks growth primarily and investment income secondarily.
The NVIT Investor Destinations Managed Growth & Income Fund (“Investor Destinations Managed Growth & Income Fund”) seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.
These investment objectives may be changed without shareholder approval by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Each Fund aims to provide different levels of potential growth and investment income at different risk levels through diversification across traditional asset classes– U.S. stocks, international stocks and bonds– while seeking to maintain within acceptable levels the risks that may result from equity market volatility. Each Fund consists of two main components. The Core Sleeve constitutes the majority of a Fund’s portfolio, and operates as a “fund-of-funds” by investing in Underlying Funds offered primarily by the Trust and in affiliated or unaffiliated exchange-traded funds. Each Underlying Fund in turn invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Some Underlying Funds may use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. The remainder of each Fund consists of the Volatility Overlay, which is a separate portion of assets that invests in short-term fixed-income securities or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio, the Fund buys and sells stock index futures. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay may result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
Volatility – the degree to which the value of the Fund’s
portfolio may be expected to rise or fall within a period
of time. A high level of volatility means that the Fund’s
value may be expected to increase or decrease
significantly over a period of time. A lower level of
volatility means that the Fund’s value is not expected to
fluctuate so significantly.

Each Fund is intended to be used primarily in connection with certain guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are declining. The Volatility Overlay is intended to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.
Although the Funds seek to provide diversification across major asset classes, each Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, each Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which each Fund invests are diversified.
Core Sleeves
Each Fund’s Core Sleeve consists of approximately 95% of its net assets under normal circumstances, although the Adviser reserves the right to increase or decrease the size of any Fund’s Core Sleeve at its discretion. The Core Sleeves of the NVIT Blueprint Managed Growth Fund and NVIT Blueprint Managed Growth & Income Fund (the “Blueprint Managed Funds”) invest in Underlying Funds that generally pursue an “active” style of management, meaning that their
30

How the Funds Invest: NVIT Managed Series Funds (cont.)
portfolio managers actively make investment decisions and initiate buying and selling of securities with the goal of maximizing investment return. By contrast, the Core Sleeves of the NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund (the “Investor Destinations Managed Funds”) invest considerably in Underlying Funds that are index funds. Index funds employ a “passive” management approach that seeks to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. This means that many of the Underlying Funds in which the Investor Destinations Managed Funds invest will buy or sell securities only when their subadvisers believe it necessary in order to match the returns of their respective benchmark indices, and not based on their economic, financial or market analyses.
For each Fund, the investment adviser (“Adviser”) establishes an anticipated allocation among different asset classes appropriate for a particular Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Further, the Adviser evaluates how various combinations of these asset classes can best pursue each Fund’s investment objective.
Shares of each Fund are offered to separate accounts of Nationwide Life as an investment option under variable annuity contracts or variable life insurance policies (“Variable Insurance Contracts”) which contain certain guarantees. The Adviser and Nationwide Life are each wholly owned subsidiaries of Nationwide Mutual Insurance Company, which means that Nationwide Life is affiliated with the Adviser. Consequently, the Adviser’s allocations may take into account Nationwide Life’s considerations related to reduction of its investment risk and its ability to hedge its risk in issuing guarantees on Variable Insurance Contracts. For additional information, please see “Fund Management– Investment Adviser” on page 44.
Once the asset allocation is determined, the Adviser selects the Underlying Funds it believes most appropriate to represent the various asset classes. Where more than one Underlying Fund can be used for a single asset class, the Adviser also evaluates which Underlying Fund, or what combination of Underlying Funds, best represents the potential risks and benefits of that asset class. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including each Underlying Fund’s investment strategies, risk profile and historical performance. The investment adviser generally sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity.
Volatility Overlays
Each Fund’s Volatility Overlay consists of approximately 5% of its net assets under normal circumstances, although the Adviser reserves the right to increase or decrease the size of any Fund’s Volatility Overlay at its discretion. The Volatility Overlay is designed to manage the volatility of each Fund’s portfolio over a full market cycle by using stock index futures dynamically to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. Each Fund’s Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or holds cash that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, a Volatility Overlay will typically seek to decrease its Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by a Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, a Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Funds to leverage.
The amount of each Fund’s assets allocated to the Core Sleeve may fluctuate within a general range of 90%–100% of the Fund’s overall portfolio. Similarly, the amount of each Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%–10% in inverse correlation with the Core Sleeve.
Each Fund’s volatility management strategy may be adjusted periodically. Any adjustment will likely reflect, among other factors, Nationwide Life’s exposure related to the guaranteed benefits available through its variable annuity contracts and the volatility of the Fund, provided, however, that any such adjustment will be made in the sole judgment of NFA.
Blueprint Managed Growth Fund and Investor Destinations Managed Growth Fund
The Core Sleeves of the Blueprint Managed Growth Fund and Investor Destinations Managed Growth Fund pursue their objective by investing in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. Each Core Sleeve also invests in Underlying Funds that invest in fixed-income securities (including mortgage-backed and/or asset-backed securities, and high-yield bonds, which are commonly known as “junk” bonds) in order to generate investment income. Although each Fund allocates approximately 60% of the Core Sleeve’s assets to
31

How the Funds Invest: NVIT Managed Series Funds (cont.)
equity investments, its Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0%–80%, depending on market conditions.
Blueprint Managed Growth & Income Fund and Investor Destinations Managed Growth & Income Fund
The Core Sleeves of the Blueprint Managed Growth & Income Fund and Investor Destinations Managed Growth & Income Fund pursue their objective by investing in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies that the investment adviser believes offer opportunities for capital growth, and fixed-income securities (including mortgage-backed and/or asset-backed securities, and high-yield bonds, which are commonly known as “junk” bonds) in order to generate investment income. Although each Fund allocates approximately 50% of the Core Sleeve’s assets to equity investments, its Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0%–65%, depending on market conditions.
About Asset Classes
An “Asset Class” is a specific category of assets or investments. Examples of asset classes are stocks, bonds and foreign securities. Within each asset class there may be several different types of assets. For example, a “stock” asset class may contain common stocks and/or preferred stocks; large-cap, mid-cap, and/or small-cap stocks; domestic or international stocks; and/or growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, “stock” assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most “bond” assets. By combining the various asset classes, described below, in different percentage combinations, each Fund seeks to provide different levels of potential risk and rewards.
Set forth below are the asset classes in which each Fund invests, as appropriate to its specific investment objective and risk profile:
U.S. Stocks
•Large-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $[____] million to $[____] trillion as of December 31, 2022.
•Mid-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the S&P MidCap 400® Index, ranging from $[___] billion to $[___] billion as of December 31, 2022.
•Small-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $[___] billion as of December 31, 2022.
International Stocks – stocks that trade on markets or are issued by companies that are located in, or derive a significant portion of their earnings or revenues from, countries around the world other than the United States. For the Investor Destinations Managed Funds, international stocks are stocks of larger capitalization companies from various industries whose primary trading markets are outside the United States, as represented in the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”). For the Blueprint Managed Funds, international stocks may include both developed market countries as well as emerging market countries, which are developing and low- or middle-income countries as included in the MSCI Emerging Markets® Index. Emerging market countries typically may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Bonds – fixed-income and other debt securities that represent an obligation by the issuer to pay a specified rate of interest or income at specified times, such as corporate bonds, bonds issued by a government or its agencies, asset-backed securities or mortgage-backed securities. Bonds may include investment-grade securities (i.e., rated in the four highest rating categories by a nationally recognized statistical rating organization, such as Moody’s, Standard & Poor’s and Fitch), although the Blueprint Managed Funds may invest also in high-yield bonds, which are rated below investment grade.
The Underlying Funds
Blueprint Managed Funds
Set forth below are the Underlying Funds that may be eligible as of March 31, 2023, to represent the asset classes in which the Blueprint Managed Funds’ Core Sleeves invest. The Adviser reserves the right to add, delete or change the Underlying Funds selected without notice to shareholders.
ASSET CLASS	UNDERLYING FUNDS
Large-Cap Stocks

Small Cap Stocks
International Stocks

Bonds

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How the Funds Invest: NVIT Managed Series Funds (cont.)
Investor Destinations Managed Funds
Set forth below are the Underlying Funds that may be eligible as of March 31, 2023, to represent the asset classes in which the Investor Destinations Managed Funds’ Core Sleeves invest. The Adviser reserves the right to add, delete or change the Underlying Funds selected without notice to shareholders.
ASSET CLASS	UNDERLYING INVESTMENTS
Large-Cap Stocks

Mid-Cap Stocks
Small-Cap Stocks
International Stocks

Bonds

Bonds
Please see the Appendix for additional information about each of the Underlying Funds in which the Funds may invest as of March 31, 2023.
33

How the Funds Invest: NVIT Managed Series Funds (cont.)
Nationwide Fund Advisors (the “Adviser”) establishes an anticipated allocation among different asset classes appropriate for each Fund’s Core Sleeve risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Within each anticipated asset class allocation, the Adviser selects the Underlying Funds, and the percentage of the Fund’s Core Sleeve assets that will be allocated to each such Underlying Fund.
The table below shows the approximate allocations for each Fund’s Core Sleeve, stated as a percentage of the Core Sleeve’s net assets as of March 31, 2023. However, due to market value fluctuations or other factors, actual allocations may vary over time. In addition, the asset class allocations themselves may change over time in order for each Core Sleeve to meet its Fund’s respective objective or as economic and/or market conditions warrant.
Investors should be aware that the Adviser applies a long-term investment horizon with respect to each Fund, and therefore, allocation changes are not likely to be made in response to short-term market conditions. The Adviser reserves the right to add or delete asset classes or to change the allocations at any time and without notice. The Appendix contains information about the affiliated Underlying Funds in which the Funds may invest as of March 31, 2023. The Funds also may invest in other mutual funds not identified in the Appendix, including unaffiliated mutual funds or ETFs that are chosen either to complement or replace the Underlying Funds.
Information concerning each Fund’s actual allocations to Underlying Funds will be available in each Fund’s Semiannual and Annual Report and on the Trust’s internet site (nationwide.com/mutualfundsnvit) from time to time.
ASSET CLASSES	CORE SLEEVE ALLOCATION RANGES
	Blueprint Managed Growth Fund	Investor Destinations Managed Growth Fund	Blueprint Managed Growth & Income Fund	Investor Destinations Managed Growth & Income Fund
U.S. STOCKS	[__]%	[__]%	[__]%	[__]%
INTERNATIONAL STOCKS	[__]%	[__]%	[__]%	[__]%
BONDS	[__]%	[__]%	[__]%	[__]%
The Adviser is also the investment adviser of each Underlying Fund. Because an investor is investing indirectly in the Underlying Funds through a Fund’s Core Sleeve, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration and custodian fees), as well as the Fund’s direct expenses. The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
34

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund or an Underlying Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay could result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Risks Associated with a Fund-of-Funds Structure
Fund-of-funds risk – there are certain risks associated with a structure whereby a Fund, via its Core Sleeve, invests primarily in other mutual funds. These risks include the following:
•Underlying Fund Expenses: because each Fund owns shares of the Underlying Funds, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which the Funds invest.
•Performance: each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which its Core Sleeve invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.
•Asset Allocation: each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.
•Strategy: there is the risk that the Adviser’s evaluations and allocation among asset classes and Underlying Funds, as well as allocation between a Fund’s Core Sleeve and its Volatility Overlay, may be incorrect. Further, the Adviser may add or delete Underlying Funds, or alter a Fund’s asset allocation at its discretion. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.
•Conflict of Interest: the Adviser has the authority to select and replace Underlying Funds. In doing so, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to each of the Funds and must act in the best interest of each Fund.
Exchange-traded funds risk – when an Investor Destinations Managed Fund invests in an exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to an Investor Destinations Managed Fund’s direct fees and expenses. In addition, an Investor Destinations Managed Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). An Investor Destinations Managed Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for
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Risks of Investing in the Funds (cont.)
an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Limited portfolio holdings risk – because a Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares or interests issued by these vehicles may have a greater impact on a Fund's value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Management risk – each Fund is subject to the risk that the methods and analyses employed by a Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadviser(s), may not produce the desired results. This could cause a Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – market risk is the risk that one or more markets in which a Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's or an Underlying Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect a Fund or an Underlying Fund. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's or an Underlying Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's or an Underlying Fund's investments.
Following Russia's invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.
The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Risks Associated with U.S. and International Stocks
Equity securities risk – refers to the possibility that a Fund could lose value if the individual equity securities in which the Fund or an Underlying Fund has invested, the overall stock markets in which those stocks trade and/or stock index futures held long by the Fund decline in price. A Fund also could lose value if the Fund holds short positions in stock index futures in anticipation that such stock markets will decline, but instead such stock markets increase in value. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:
•corporate earnings;
•production;
•management and
•sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.
Smaller company risk – in general, stocks of smaller and medium-sized companies (including micro- and mid-cap companies) trade in lower volumes, may be less liquid, and
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Risks of Investing in the Funds (cont.)
are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, a Fund's investment in a smaller company may lose substantial value. Investing in smaller and medium-sized companies (including micro- and mid-cap companies) requires a longer-term investment view and may not be appropriate for all investors.
Risks Associated with Fixed-Income Securities (Bonds)
Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund or an Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and may cause the value of a Fund's or an Underlying Fund's investments to decline significantly. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. A Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk – the risk that the issuer of a debt security may default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund or an Underlying Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Credit ratings – “investment grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by the Fund's or Underlying Fund's subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by a Fund or an Underlying Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Fund's or Underlying Fund's subadviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, a Fund or an Underlying Fund must rely entirely on the credit assessment of the Fund's or Underlying Fund's subadviser.
U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund or an Underlying Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (GNMA) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should
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Risks of Investing in the Funds (cont.)
remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of a Fund is not guaranteed. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Prepayment and call risk – the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces a Fund or an Underlying Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces a Fund's or an Underlying Fund's income.
In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If a Fund or an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, a Fund or an Underlying Fund may not recover the premium, resulting in a capital loss.
Asset-backed securities risk – like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.
The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.
Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a
Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by a Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.
High-yield bonds risk – to the extent an Underlying Fund invests in high-yield bonds (often referred to as, “junk bonds”) and other lower-rated bonds, the Underlying Fund will be subject to substantial risk of loss. Investments in these securities are considered speculative. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield bonds. An Underlying Fund’s investments in lower-rated securities may involve the following specific risks:
•greater risk of loss due to default because of the increased likelihood that adverse economic or company-specific events will make the issuer unable to pay interest and/or principal when due;
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Risks of Investing in the Funds (cont.)
•wider price fluctuations due to changing interest rates and/or adverse economic and business developments and
•greater risk of loss due to declining credit quality.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Risks Associated with International Stocks and Bonds
Foreign securities risk – foreign stocks and bonds may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
•political and economic instability;
•the impact of currency exchange rate fluctuations;
•sanctions imposed by other foreign governments, including the United States;
•reduced information about issuers;
•higher transaction costs;
•less stringent regulatory and accounting standards and
•delayed settlement.
Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund or Underlying Fund may experience substantial illiquidity or losses.
Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's or an Underlying Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Foreign custody – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for an Underlying Fund holding assets outside the United States.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Additional Principal Risks that May Affect the Funds
Leverage risk – leverage may be created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several
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Risks of Investing in the Funds (cont.)
times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund and make the Fund’s share price more volatile, a shareholder’s investment in the Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments. Further, the use of leverage may require the Fund to or make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.
Derivatives risk – a derivative is a contract, security or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying security or index commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing the Fund’s or Underlying Fund’s losses and reducing the Fund’s or Underlying Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
•the other party to the derivatives contract may fail to fulfill its obligations;
•their use may reduce liquidity and make the Fund or Underlying Fund harder to value, especially in declining markets and
•when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s or Underlying Fund’s losses and reducing the Fund’s or Underlying Fund’s opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund or Underlying
Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Options – an option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash of an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option’s exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option’s exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. To the extent that the Fund invests in over-the-counter options, the Underlying Fund may be exposed to credit risk with regard to parties with whom it trades and also may bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing-organization guarantees, daily marking-to-market and settlement and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.
Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of
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Risks of Investing in the Funds (cont.)
customization. Some swaps may be complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange-traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, the Underlying Fund could sustain significant losses.
Equity swaps – an equity swap enables an investor to buy or sell investment exposure linked to the total return (including dividends) of an underlying stock, group of stocks or stock index. Until equity swaps are designated for mandatory central clearing, the terms of an equity swap generally are privately negotiated by the Underlying Fund and the swap counterparty. An equity swap may be embedded within a structured note or other derivative instrument. Equity swaps are subject to stock market risk of the underlying stock, group of stocks or stock index in addition to counterparty credit risk. An equity swap could result in losses if the underlying stock, group of stocks, or stock index does not perform as anticipated.
Interest rate swaps – interest rate swaps allow parties to exchange their rights to receive payments on a security or other reference rate. The use of interest rate swaps involves the risk that an Underlying Fund’s subadviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Underlying Fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the Underlying Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment.
Total return swaps – total return swaps allow the party receiving the total return to gain exposure and benefit from an underlying reference asset without actually having to own it. Total return swaps will create leverage and the Fund may experience substantial gains or losses in value as a result of relatively small changes in the value of the underlying asset. In addition, total return swaps are subject to credit and counterparty risk. If the counterparty fails to meet its obligations the Underlying Fund could sustain significant losses. Total return swaps also are subject to the risk that the Underlying Fund will not properly assess the value of the underlying asset. If the Underlying Fund is the buyer of a total return swap, the Underlying Fund could lose money if the total return of the underlying asset is less than the Underlying Fund’s obligation to pay a fixed or floating rate of interest. If the Underlying Fund is the seller of a total return swap, the Underlying Fund could lose money if the total returns of the underlying asset are greater than the fixed or floating rate of interest it would receive.
Forwards – using forwards can involve greater risks than if a Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing an Underlying Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, an Underlying Fund, and therefore a Fund, may lose money.
Foreign currency contracts – a forward foreign currency exchange contract is an agreement to buy or sell a specific amount of currency at a future date and at a price set at the time of the contract. A currency futures contract is similar to a forward foreign currency exchange contract except that the futures contract is in a standardized form that trades on an exchange instead of being privately negotiated with a particular counterparty. Forward foreign currency exchange contracts and currency futures contracts (collectively, “currency contracts”) may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying stock or bond. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, an Underlying Fund’s use of a currency hedging program will result in lower returns than if no currency hedging program were in effect. Currency contracts are considered to be derivatives, because their value and performance depend, at least in part, on the value and performance of an underlying currency. An Underlying Fund’s investments in currency contracts may involve a small investment relative to the amount of risk assumed. To the extent an Underlying Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. These risks may be heightened during volatile market conditions. To the extent that an Underlying Fund is unable to close out a position because of market illiquidity, an Underlying Fund may not be able to prevent further losses of value in its derivative holdings.
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Risks of Investing in the Funds (cont.)
Nationwide Fund Advisors, although registered as a commodity pool operator under the Commodity Exchange Act (“CEA”), has claimed exclusion from the definition of the term “commodity pool operator” under the CEA with respect to the Funds and, therefore, is not subject to the regulation as a commodity pool operator under the CEA in its management of the Funds.
Short position risk – see “short sales risk.”
Short sales risk – a Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to a Fund. A Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, a Fund may be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses may impact negatively the performance of a Fund. Short positions introduce more risk to a Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Index fund risk – Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.
Environmental, Social and Governance investing risk – an Underlying Fund’s environmental, social and corporate governance (“ESG”) investing strategy, which typically selects or excludes securities of certain issuers for reasons other than investment performance, carries the risk that the Underlying Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. For example, the application of this strategy could affect the Underlying Fund’s exposure to certain sectors or types of investments, which could negatively impact the Underlying Fund’s performance. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Underlying Fund's adviser or subadviser, or any judgment exercised by the adviser or subadviser, will reflect the opinions of any particular investor, and the factors utilized by the adviser or subadviser may differ from the factors that any particular investor considers relevant in evaluating an issuer’s ESG practices.
In evaluating an issuer, the adviser or subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be limited, incomplete, inaccurate or unavailable, or present conflicting information and data with respect to an issuer, which in each case could cause the adviser or subadviser to incorrectly assess an issuer’s business practices with respect to its ESG practices. Further, different methodologies may be used by the various data sources that provide ESG data. Socially responsible norms differ by region, and an issuer’s ESG practices or the adviser or subadviser's assessment of an issuer’s ESG practices may change over time. The adviser or subadviser's ESG process seeks to exclude or limit issuers deemed to be fundamentally misaligned with sustainability principles.
Liquidity risk – the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a portfolio position can adversely affect a Fund's or an Underlying Fund’s value or prevent a Fund or an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that a Fund or an Underlying Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund or an Underlying Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds and Underlying Funds that invest in fixed-income securities and foreign securities will be especially subject to the risk that during certain periods, the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Cash position risk – a Fund or Underlying Fund may hold significant positions in cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger amount of such holdings could negatively affect a Fund’s investment results in a period of rising market prices due to missed investment opportunities.
Loss of money is a risk of investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Risks of Investing in the Funds (cont.)
* * * *
The Trust does not believe that cybersecurity risk, discussed below, is a principal risk of investing in the Funds. The following is identified as a non-principal risk:
Cybersecurity risk – the Adviser’s provision of each Fund’s volatility management program depends on technology and therefore may be susceptible to operational and information risks resulting from cyber-attacks. Cyber-attacks may include, among others, “ransomware” attacks, the injection of computer viruses or malicious software code, stealing or corrupting proprietary or confidential information and other data that is maintained digitally, denial-of-service attacks causing operational disruption and/or the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact or interfere with the Adviser’s ability to provide the Funds' volatility management program effectively. In the event of a cyber-attack that could impact the Adviser’s ability to provide a volatility management program, the Adviser shall have the discretion to: (i) close-out existing futures transactions; (ii) temporarily suspend the volatility management program, and/or (iii) take such other actions that the Adviser reasonably believes to be necessary to protect the best interests of the Fund and its shareholders. If this occurs, a Fund may have no protection from market volatility and may experience losses or underperformance.
* * * * * *
Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund's management believes that business, economic, political or financial conditions warrant, each Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents each Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
A Fund may invest in or use other types of investments or strategies not shown here that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the SEC. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.
43

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
NFA allocates each Fund’s assets between its Core Sleeve and its Volatility Overlay, and allocates the assets within each Fund’s Core Sleeve according to its anticipated allocations for each asset class and the Underlying Funds. NFA then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. NFA also administers each Fund’s volatility management program and daily provides the subadviser with the index notional exposure required for futures positions for each Fund. For these services, each Fund pays NFA an annual management fee. This is in addition to the investment advisory fees paid to the Adviser by the Underlying Funds in which the Funds invest.
NFA has engaged Nationwide Asset Management, LLC (“NWAM”) to provide asset allocation consulting services to NFA in connection with the development and periodic review of the Core Sleeve’s asset class allocations for each Fund. NFA pays NWAM from the management fee it receives for the asset allocation consulting services. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company (“Nationwide Mutual”), and therefore is affiliated with NFA and Nationwide Life. NWAM also serves as the subadviser to certain Nationwide Funds. NFA and NWAM therefore could be subject to a conflict of interest, because one or more Underlying Funds selected for investment by the Funds may be subadvised by NWAM, which earns fees for subadvising such Underlying Funds. The NVIT Core Bond Fund, Nationwide Bond Fund, Nationwide Inflation-Protected Securities Fund and NVIT Short Term Bond Fund, four of the Underlying Funds in which the Funds’ Core Sleeves may invest, are subadvised by NWAM. NFA ultimately has sole responsibility for determining each Fund’s asset class allocation and the selection of the Underlying Funds.
Subadviser
Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of the assets in each Fund’s Volatility Overlay in accordance with the Fund’s investment objective and strategies. With regard to each Fund’s Volatility Overlay, the subadviser is responsible for executing trades to meet the target futures position requirements, including selecting the various futures contracts and the timing of the placement of the trades, as well as selecting the appropriate futures brokers based on best execution considerations. The subadviser is also responsible for maintaining all outstanding margin accounts and residual cash, and for monitoring the value of each Fund’s futures positions. NFA pays the subadviser from the management fee it receives from each Fund.
NWAM is the subadviser for each Fund’s Volatility Overlay. NWAM is located at One Nationwide Plaza, Mail Code 1-20-19, Columbus, OH 43215. NWAM is a wholly owned subsidiary of Nationwide Mutual and is an affiliate of NFA.
The Funds are used as underlying investment options to fund benefits payable under variable annuities and/or variable life insurance contracts issued by Nationwide Life (“Variable Insurance Contracts”), some of which may offer guaranteed lifetime income or death benefits. Certain conflicts of interest thus may exist because Nationwide Life is affiliated with NFA and NWAM, and one reason for each Fund’s Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting guaranteed benefits available through Variable Contracts. Accordingly, the risk exists that, either in providing each Fund’s volatility management program or in establishing each Fund’s asset class allocation, NFA and NWAM may take into account Nationwide Life’s interests as they relate to guaranteed benefits available under Variable Contracts. For example, selecting and allocating assets to Underlying Funds that invest primarily in fixed-income securities or in a more conservative or less volatile investment style may operate to reduce the regulatory capital requirements that Nationwide Life must satisfy in order to support its guarantees under Variable Insurance Contracts it issues, may indirectly reduce Nationwide Life’s risk from the lifetime income or death benefits, or make it easier for Nationwide Life to manage its risk through the use of various hedging techniques. As the Funds’ investment adviser and subadviser, respectively, NFA and NWAM nonetheless have a fiduciary duty to each Fund and must act in the best interests of each Fund’s shareholders. NFA therefore has developed an investment allocation process that seeks to ensure that the Funds are managed in the best interests of contract owners who select sub-accounts that invest in the Funds’ shares. Further, NFA and NWAM together have adopted various policies, procedures and compliance controls that are intended to identify, monitor and address actual or potential conflicts of interest in order to safeguard the best interests of the Funds’ shareholders.
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2022, expressed as a percentage of each Fund’s average
44

Fund Management (cont.)
daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT Blueprint Managed Growth Fund	[___]%
NVIT Blueprint Managed Growth & Income Fund	[___]%
NVIT Investor Destinations Managed Growth Fund	[___]%
NVIT Investor Destinations Managed Growth & Income Fund	[___]%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is in the Funds' Annual Report to shareholders, which covers the period ending December 31, 2022.
Portfolio Management
NFA
Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA, are the Funds' co-portfolio managers and are jointly responsible for the day-to-day management of the Funds in accordance with (1) each Core Sleeve's respective asset class allocations, (2) selection of the Underlying Funds in which the Core Sleeves invest, and (3) administering the volatility management program and providing the subadviser daily with index notional exposures required for futures positions.
Mr. Graham is Chief Investment Officer of NFA. Mr. Graham joined the Office of Investments at Nationwide Mutual Insurance Company (“Nationwide Mutual”) in November 2004, serving primarily as a portfolio manager for a hedge fund and for Nationwide Mutual’s proprietary general account. He joined NFA in 2016.
Mr. Robinette is a Senior Director of Asset Strategies of NFA. Mr. Robinette joined Nationwide Mutual in 2012 where he most recently managed a portfolio of hedge funds and led manager due diligence reviews. He joined NFA in 2017.
Mr. Urban is a Senior Director of Asset Strategies of NFA. He joined NFA in 2016. Prior to joining NFA, Mr. Urban worked for six years as an investment analyst for the Ohio Public Employees Retirement System, where he was most recently responsible for hedge fund manager selection and due diligence as well as portfolio risk management.
NWAM
Corsan Maley and Chad W. Finefrock, CFA, are jointly responsible for derivatives trading and execution for each Fund’s Volatility Overlay.
Mr. Maley joined Nationwide Mutual, the parent company of NWAM, in 1998 to establish and manage Nationwide Mutual’s derivative trading operations. He is currently a Senior Investment Professional and manages pension plan and separate account clients for Nationwide Mutual and its affiliates.
Mr. Finefrock joined Nationwide Mutual, the parent company of NWAM, in 2001. He is a Senior Investment Professional and is responsible for trading U.S. Treasury securities, U.S. government agency debt securities, mortgage-backed securities and derivatives for Nationwide Mutual and its affiliates.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
•performing initial due diligence on prospective Fund subadvisers;
•monitoring subadviser performance, including ongoing analysis and periodic consultations;
•communicating performance expectations and evaluations to the subadvisers;
•making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
•selecting Fund subadvisers.
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Fund Management (cont.)
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.
46

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P, Class X, Class Y and Class Z shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II, Class VIII and Class Z shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that seek neither 12b-1 fees nor administrative services fees. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
The Funds are intended to be used primarily in connection with certain guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and are designed to help reduce a contract owner’s exposure to equity investments when equity markets are declining. The Volatility Overlay is intended to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Please check with Nationwide Life to determine if these Funds are featured with your variable annuity contract. More information about the guaranteed benefits that feature the Funds may be found in the prospectus of the separate account of your variable annuity contract and should be read in conjunction with this Prospectus. Guaranteed benefits may vary, depending on the benefits rider you have selected for your variable annuity contract. The protections provided by the benefits rider you have selected may be limited, and may not protect you from all losses. Notwithstanding the foregoing, the selection of a guaranteed benefit is not required. If the variable annuity contract you purchased does not include a benefits rider, or if you choose to purchase a variable annuity contract but do not select a benefits rider, your investment will not be protected and you may lose some or all of the value of your investment. In such instances, the contract owner should consider whether a different underlying fund option may be a more appropriate investment in light of his or her own circumstances and financial objectives.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
•New Year’s Day
•Martin Luther King Jr. Day
•Presidents’ Day
•Good Friday
•Memorial Day
•Juneteenth National Independence Day
•Independence Day
•Labor Day
•Thanksgiving Day
•Christmas Day
•Other days when the Exchange is closed.
47

Investing with Nationwide Funds (cont.)
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds (including affiliated Underlying Funds) are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets for which market quotations are readily available shall be valued at current market value. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. Where such Underlying Fund NAVs or other market-based quotations for a Fund’s assets are either unavailable or deemed by the Adviser to be unreliable, such securities are valued at fair value pursuant to procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. The prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that an Underlying Fund’s NAV is calculated, an Underlying Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on an Underlying Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to an Underlying Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
The Valuation Procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not fair valued its securities.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
48

Investing with Nationwide Funds (cont.)
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Funds’ ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
•disrupt portfolio management strategies;
•increase brokerage and other transaction costs and
•negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
49

Investing with Nationwide Funds (cont.)
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
•restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
•reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Shares of the Funds are also subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class I and Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.
For the fiscal year ended December 31, 2022, administrative services fees, expressed as a percentage of the share class’s average daily net assets, were as follows:
NVIT Blueprint Managed Growth FundSM Class I and Class II shares: [__]% and [__]%, respectively.
NVIT Blueprint Managed Growth & Income FundSM Class I and Class II shares: [__]% and [__]%, respectively.
NVIT Investor Destinations Managed Growth Fund Class I and Class II shares: [__]% and [__]%, respectively.
NVIT Investor Destinations Managed Growth & Income Fund Class I and Class II shares: [__]% and [__]%, respectively.
Revenue Sharing
NFA and/or its affiliates (collectively, “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:
•insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.
In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain
50

Investing with Nationwide Funds (cont.)
plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
•affiliates of NFA;
•broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
•recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company, Jefferson National Life Insurance Company or Jefferson National Life Insurance Company of New York, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
51

Distributions and Taxes
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
52

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
53

Financial Highlights
The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by [_________________], whose report, along with the Funds' financial statements, is included in the Trust’s annual reports, which are available upon request.
54

FINANCIAL HIGHLIGHTS: NVIT BLUEPRINTSM MANAGED GROWTH FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
6/30/2022 (Unaudited)	$13.06	$(0.01)	$(1.63)	$(1.64)	$—	$—	$—	$11.42	(12.56)%	$7,072	0.22%	(0.15)%	0.41%	5.25%
12/31/2021	11.32	0.19	1.59	1.78	(0.04)	—	(0.04)	13.06	15.72%	7,629	0.22%	1.54%	0.41%	9.86%
12/31/2020	10.61	0.12	0.67	0.79	(0.08)	—	(0.08)	11.32	7.53%	5,336	0.22%	1.17%	0.41%	12.93%
12/31/2019	9.79	0.17	1.33	1.50	(0.29)	(0.39)	(0.68)	10.61	15.59%	4,337	0.22%	1.59%	0.41%	71.18%
12/31/2018	11.31	0.22	(0.95)	(0.73)	(0.23)	(0.56)	(0.79)	9.79	(6.79)%	3,337	0.22%	2.03%	0.41%	16.69%
12/31/2017	10.15	0.19	1.61	1.80	(0.20)	(0.44)	(0.64)	11.31	17.98%	3,100	0.22%	1.73%	0.41%	13.79%
Class II Shares
6/30/2022 (Unaudited)	13.01	(0.02)	(1.63)	(1.65)	—	—	—	11.36	(12.68)%(h)	1,207,596	0.42%	(0.35)%	0.66%	5.25%
12/31/2021	11.28	0.15	1.60	1.75	(0.02)	—	(0.02)	13.01	15.50%(h)	1,432,147	0.42%	1.20%	0.66%	9.86%
12/31/2020	10.59	0.09	0.68	0.77	(0.08)	—	(0.08)	11.28	7.36%	1,317,831	0.42%	0.85%	0.66%	12.93%
12/31/2019	9.77	0.13	1.35	1.48	(0.27)	(0.39)	(0.66)	10.59	15.42%	1,293,363	0.42%	1.29%	0.66%	71.18%
12/31/2018	11.30	0.18	(0.94)	(0.76)	(0.21)	(0.56)	(0.77)	9.77	(7.07)%	1,162,037	0.42%	1.66%	0.66%	16.69%
12/31/2017	10.14	0.16	1.62	1.78	(0.18)	(0.44)	(0.62)	11.30	17.79%	1,253,132	0.42%	1.47%	0.66%	13.79%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
55

FINANCIAL HIGHLIGHTS: NVIT BLUEPRINTSM MANAGED GROWTH & INCOME FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
6/30/2022 (Unaudited)	$12.12	$(0.01)	$(1.45)	$(1.46)	$—	$—	$—	$10.66	(12.05)%	$5,108	0.25%	(0.16)%	0.42%	6.20%
12/31/2021	11.03	0.19	0.94	1.13	(0.04)	—	(0.04)	12.12	10.24%	3,888	0.25%	1.64%	0.42%	10.52%
12/31/2020	10.54	0.13	0.43	0.56	(0.07)	—	(0.07)	11.03	5.32%	3,014	0.25%	1.27%	0.42%	12.19%
12/31/2019	9.67	0.18	1.17	1.35	(0.28)	(0.20)	(0.48)	10.54	14.05%	2,674	0.25%	1.76%	0.42%	60.58%
12/31/2018	11.07	0.23	(0.96)	(0.73)	(0.24)	(0.43)	(0.67)	9.67	(6.81)%	2,132	0.25%	2.14%	0.42%	17.05%
12/31/2017	10.13	0.22	1.28	1.50	(0.20)	(0.36)	(0.56)	11.07	14.96%	2,023	0.25%	2.01%	0.42%	15.23%
Class II Shares
6/30/2022 (Unaudited)	12.08	(0.02)	(1.45)	(1.47)	—	—	—	10.61	(12.17)%	510,554	0.45%	(0.36)%	0.67%	6.20%
12/31/2021	10.99	0.15	0.96	1.11	(0.02)	—	(0.02)	12.08	10.08%	602,996	0.45%	1.27%	0.67%	10.52%
12/31/2020	10.53	0.10	0.43	0.53	(0.07)	—	(0.07)	10.99	5.04%	582,404	0.45%	1.01%	0.67%	12.19%
12/31/2019	9.66	0.15	1.18	1.33	(0.26)	(0.20)	(0.46)	10.53	13.85%	581,599	0.45%	1.45%	0.67%	60.58%
12/31/2018	11.06	0.19	(0.94)	(0.75)	(0.22)	(0.43)	(0.65)	9.66	(7.01)%	532,697	0.45%	1.78%	0.67%	17.05%
12/31/2017	10.12	0.17	1.31	1.48	(0.18)	(0.36)	(0.54)	11.06	14.77%	595,060	0.45%	1.55%	0.67%	15.23%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
56

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
6/30/2022 (Unaudited)	$12.96	$0.01	$(1.61)	$(1.60)	$—	$—	$—	$11.36	(12.35)%	$4,392	0.31%	0.11%	0.34%	6.25%
12/31/2021	12.01	0.36	1.12	1.48	(0.06)	(0.47)	(0.53)	12.96	12.34%	4,793	0.31%	2.81%	0.34%	51.90%
12/31/2020	11.49	0.21	0.53	0.74	(0.01)	(0.21)	(0.22)	12.01	6.59%	3,608	0.31%	1.88%	0.35%	13.50%
12/31/2019	10.43	0.27	1.33	1.60	(0.27)	(0.27)	(0.54)	11.49	15.52%	3,081	0.31%	2.39%	0.34%	14.79%(h)
12/31/2018	12.02	0.24	(0.90)	(0.66)	(0.23)	(0.70)	(0.93)	10.43	(5.82)%	2,313	0.31%	2.11%	0.34%	12.01%
12/31/2017	10.55	0.23	1.58	1.81	(0.22)	(0.12)	(0.34)	12.02	17.23%	2,234	0.31%	2.00%	0.34%	9.52%
Class II Shares
6/30/2022 (Unaudited)	12.92	(0.01)	(1.60)	(1.61)	—	—	—	11.31	(12.46)%	1,088,677	0.56%	(0.14)%	0.59%	6.25%
12/31/2021	11.98	0.30	1.13	1.43	(0.02)	(0.47)	(0.49)	12.92	12.01%	1,286,826	0.56%	2.38%	0.59%	51.90%
12/31/2020	11.49	0.17	0.54	0.71	(0.01)	(0.21)	(0.22)	11.98	6.33%	1,210,471	0.56%	1.49%	0.60%	13.50%
12/31/2019	10.43	0.23	1.34	1.57	(0.24)	(0.27)	(0.51)	11.49	15.25%	1,184,500	0.56%	2.06%	0.59%	14.79%(h)
12/31/2018	12.02	0.21	(0.90)	(0.69)	(0.20)	(0.70)	(0.90)	10.43	(6.05)%	1,045,770	0.56%	1.78%	0.59%	12.01%
12/31/2017	10.55	0.19	1.59	1.78	(0.19)	(0.12)	(0.31)	12.02	16.96%	1,088,594	0.56%	1.64%	0.59%	9.52%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h) Portfolio turnover excludes securities received or delivered in-kind.
57

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MANAGED GROWTH & INCOME FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
6/30/2022 (Unaudited)	$12.00	$0.01	$(1.50)	$(1.49)	$—	$—	$—	$10.51	(12.42)%	$1,751	0.30%	0.22%	0.35%	6.58%
12/31/2021	11.45	0.30	0.58	0.88	(0.05)	(0.28)	(0.33)	12.00	7.72%	1,673	0.30%	2.56%	0.35%	45.26%
12/31/2020	11.06	0.21	0.31	0.52	(0.01)	(0.12)	(0.13)	11.45	4.83%	1,402	0.30%	1.91%	0.35%	13.58%
12/31/2019	10.21	0.26	1.10	1.36	(0.27)	(0.24)	(0.51)	11.06	13.37%	1,218	0.30%	2.44%	0.35%	18.32%(h)
12/31/2018	11.63	0.26	(0.85)	(0.59)	(0.24)	(0.59)	(0.83)	10.21	(5.38)%	945	0.30%	2.28%	0.35%	14.15%
12/31/2017	10.47	0.23	1.27	1.50	(0.23)	(0.11)	(0.34)	11.63	14.30%	825	0.30%	2.03%	0.35%	11.42%
Class II Shares
6/30/2022 (Unaudited)	11.97	—	(1.51)	(1.51)	—	—	—	10.46	(12.61)%	431,516	0.55%	(0.03)%	0.60%	6.58%
12/31/2021	11.41	0.26	0.60	0.86	(0.02)	(0.28)	(0.30)	11.97	7.57%	510,651	0.55%	2.23%	0.60%	45.26%
12/31/2020	11.05	0.17	0.32	0.49	(0.01)	(0.12)	(0.13)	11.41	4.56%	494,836	0.55%	1.54%	0.60%	13.58%
12/31/2019	10.21	0.23	1.09	1.32	(0.24)	(0.24)	(0.48)	11.05	13.00%	492,738	0.55%	2.09%	0.60%	18.32%(h)
12/31/2018	11.63	0.21	(0.83)	(0.62)	(0.21)	(0.59)	(0.80)	10.21	(5.63)%	443,904	0.55%	1.87%	0.60%	14.15%
12/31/2017	10.47	0.19	1.28	1.47	(0.20)	(0.11)	(0.31)	11.63	14.03%	477,401	0.55%	1.69%	0.60%	11.42%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h) Portfolio turnover excludes securities received or delivered in-kind.
58

Appendix
Additional Information about the Underlying Funds
Following are descriptions of the affiliated Underlying Funds in which the Funds may invest as of March 31, 2023. These descriptions are qualified in their entirety by reference to the prospectus and statement of additional information of each Underlying Fund. The following list of eligible Underlying Funds is subject to change at any time and without notice. This Appendix does not contain information about unaffiliated mutual funds, including exchange-traded funds, in which the Funds may invest. Underlying Funds not identified in this Appendix may be selected by the Adviser at its discretion. Prospectuses for any Underlying Funds should be referred to for more information.
U.S. Stocks
[To be provided]
International Stocks
[To be provided]
Bonds
[To be provided]
The SAI contains more information about the Funds’ investments and strategies and can be requested using the telephone number on the back of this Prospectus.
59

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
•Statement of Additional Information (incorporated by reference into this Prospectus)
•Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
•Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
•on the SEC’s EDGAR database via the internet at www.sec.gov; or
•by electronic request to publicinfo@sec.gov
Nationwide Funds Group
One Nationwide Plaza, Mail Code 5-02-210,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2023
The Trust’s Investment Company Act File No.: 811-03213
NPR-MVOL (5/23)

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2023
NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Allspring Discovery Fund Class I, Class II	NVIT J.P. Morgan Digital Evolution Strategy Fund Class Y
NVIT Amundi Multi Sector Bond Fund Class I	NVIT J.P. Morgan Innovators Fund Class Y
NVIT AQR Large Cap Defensive Style Fund Class I, Class II, Class IV, Class Y	NVIT J.P. Morgan Large Cap Growth Fund Class Y
NVIT BlackRock Equity Dividend Fund Class I, Class II, Class IV, Class Y	NVIT J.P. Morgan MozaicSM Multi-Asset Fund Class II Class Y
NVIT BNY Mellon Core Plus Bond Fund Class I, Class II, Class P, Class Y	NVIT J.P. Morgan U.S. Equity Fund Class II Class Y
NVIT BNY Mellon Dynamic U.S. Core Fund Class I, Class II, Class P, Class Y	NVIT J.P. Morgan US Technology Leaders Fund Class Y
NVIT BNY Mellon Dynamic U.S. Equity Income Fund Class I, Class II, Class X, Class Y, Class Z	NVIT Jacobs Levy Large Cap Core Fund (formerly, NVIT Neuberger Berman Multi Cap Opportunities Fund) Class I, Class II
NVIT Bond Index Fund Class I, Class II, Class Y	NVIT Jacobs Levy Large Cap Growth Fund Class I, Class II
NVIT Calvert Equity Fund (formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund) Class I, Class II, Class Y	NVIT Loomis Short Term Bond Fund (formerly, NVIT Short Term Bond Fund) Class I, Class II, Class P, Class Y
NVIT Columbia Overseas Value Fund Class I, Class II, Class X, Class Y, Class Z	NVIT Mid Cap Index Fund Class I, Class II, Class Y
NVIT Core Bond Fund Class I, Class II, Class P, Class Y	NVIT Multi-Manager Mid Cap Value Fund Class I, Class II
NVIT DoubleLine Total Return Tactical Fund Class I, Class II, Class Y	NVIT Multi-Manager Small Cap Growth Fund Class I, Class II
NVIT Emerging Markets Fund Class I, Class II, Class D, Class Y	NVIT Multi-Manager Small Cap Value Fund Class I, Class II, Class IV
NVIT Federated High Income Bond Fund Class I	NVIT Multi-Manager Small Company Fund Class I, Class II, Class IV
NVIT Government Bond Fund Class I, Class II, Class IV, Class P, Class Y	NVIT NS Partners International Focused Growth Fund (formerly, NVIT AllianzGI International Growth Fund) Class I, Class II
NVIT Government Money Market Fund Class I, Class II, Class IV, Class V, Class Y	NVIT Real Estate Fund Class I, Class II
NVIT International Equity Fund Class I, Class II, Class Y	NVIT S&P 500 Index Fund Class I, Class II, Class IV, Class Y

NVIT International Index Fund Class I, Class II, Class VIII, Class Y	NVIT Small Cap Index Fund Class II, Class Y

Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 85 series as of the date above. This Statement of Additional Information (“SAI”) relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).
Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses are posted on the Funds' website, https://www.nationwide.com/mutual-funds-nvit-funds.jsp, or may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 800-848-6331.
This SAI is not a prospectus but is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:
•NVIT Bond Index Fund, NVIT International Index Fund, NVIT Mid Cap Index Fund, NVIT S&P 500 Index Fund, and NVIT Small Cap Index Fund dated May 1, 2023;
•NVIT Allspring Discovery Fund, NVIT AQR Large Cap Defensive Style Fund, NVIT BlackRock Equity Dividend Fund, NVIT BNY Mellon Dynamic U.S. Core Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT Calvert Equity Fund, NVIT Columbia Overseas Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Jacobs Levy Large Cap Core Fund, NVIT Jacobs Levy Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, NVIT Multi-Manager Small Company Fund, NVIT NS Partners International Focused Growth Fund and NVIT Real Estate Fund dated May 1, 2023;
•NVIT Amundi Multi Sector Bond Fund, NVIT BNY Mellon Core Plus Bond Fund, NVIT Core Bond Fund, NVIT DoubleLine Total Return Tactical Fund, NVIT Federated High Income Bond Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund and NVIT Loomis Short Term Bond Fund dated May 1, 2023;
•NVIT J.P. Morgan MozaicSM Multi-Asset Fund and NVIT J.P. Morgan U.S. Equity Fund dated May 1, 2023; and
•NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Innovators Fund, NVIT J.P. Morgan Large Cap Growth Fund and NVIT J.P. Morgan US Technology Leaders Fund dated May 1, 2023.
The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the fiscal year ended December 31, 2022 included in the Trust’s Annual Report and the Financial Statements of the Trust for the period ended June 30, 2022, included in the Trust’s unaudited Semiannual Report are incorporated herein by reference. Copies of the Annual Report and Semiannual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-6331.
THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213

iii

General Information and History
Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of the state of Delaware on October 1, 2004, pursuant to a Second Amended and Restated Agreement and Declaration of Trust dated June 17, 2009 (the “Second Amended and Restated Declaration of Trust”). The Trust currently consists of 85 separate series, each with its own investment objective.
Except for the NVIT DoubleLine Total Return Tactical Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund and the NVIT Real Estate Fund, each of the Funds featured in this SAI is a diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the NVIT DoubleLine Total Return Tactical Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund and the NVIT Real Estate Fund is a “non-diversified fund”, as defined in the 1940 Act.
Additional Information on Portfolio Instruments, Strategies and Investment Policies
The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses discuss each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review a Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectuses. The discussion of investments in this SAI is qualified by Rule 2a-7 limitations with respect to the NVIT Government Money Market Fund.
For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Equity Funds”:
NVIT Allspring Discovery Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Calvert Equity Fund
NVIT Columbia Overseas Value Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT International Index Fund
NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT J.P. Morgan Innovators Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT J.P. Morgan MozaicSM Multi-Asset Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan US Technology Leaders Fund
NVIT Jacobs Levy Large Cap Core Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Mid Cap Index Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT NS Partners International Focused Growth Fund
NVIT Real Estate Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund
For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Fixed-Income Funds”:
NVIT Amundi Multi Sector Bond Fund
NVIT BNY Mellon Core Plus Bond Fund
NVIT Bond Index Fund
NVIT Core Bond Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Federated High Income Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT J.P. Morgan MozaicSM Multi-Asset Fund
NVIT Loomis Short Term Bond Fund
For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Index Funds”:
NVIT Bond Index Fund
NVIT International Index Fund
NVIT J.P. Morgan MozaicSM Multi-Asset Fund
NVIT Mid Cap Index Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund

Bank and Corporate Loans
With the exception of the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in bank or corporate loans. Bank or corporate loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. A Fund may enter into Participations and Assignments on a forward commitment or “when issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when issued securities, see “When Issued Securities and Delayed-Delivery Transactions” below.
A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore a Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by a Fund’s subadviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase.
Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.
The Loans in which a Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
In certain circumstances, Loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as a Fund, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
Borrowing
Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1∕3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the U.S. Securities and Exchange Commission (“SEC”) to be permitted “senior securities,” each Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s portfolio management in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s portfolio management from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Brady Bonds
Except for the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's portfolio management may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the portfolio management’s expectations with respect to Brady Bonds will be realized.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Each Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Collateralized Debt Obligations
Except for the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in collateralized debt obligations. Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
The cash flows from the CDO trust are split generally into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but generally are safer investments than more junior tranches because, should there be any default, senior tranches typically are paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the subadviser under liquidity policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Loan Obligations (“CLOs”). Except for the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in collateralized loan obligations. A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically senior loans, the assets also may include: (i) unsecured loans, (ii) other debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in senior loans. When investing in CLOs, a Fund will not invest in equity tranches, which are the lowest tranche. However, a Fund may invest in lower debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, a Fund may invest in CLOs consisting primarily of individual senior loans of borrowers and not repackaged CLO obligations from other high risk pools. The underlying senior loans purchased by CLOs generally are performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of a Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims. Holders of CLOs bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.
A Fund may have the right to receive payments only from the CLOs, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain CLOs enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in CLOs generally pay their share of the CLO’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying a CLO will rise or fall, these prices (and, therefore, the prices of CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLOs owned by a Fund.
Certain CLOs may be thinly traded or have a limited trading market. CLOs typically are offered and sold privately. As a result, investments in CLOs may be characterized by a Fund as illiquid securities. In addition to the general risks associated with debt securities discussed below, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Debt Obligations
Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long-term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.
Recent market data indicates that primary dealer inventories of corporate bonds appear to be at an all-time low, relative to the market size. A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed-income markets.
Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact a Fund’s operations and return potential.
Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term-to-maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s portfolio management will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.
The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
Low or Negative Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject a Fund to increased counterparty risk to the Fund's bank.
If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund's ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.
A low or negative interest rate environment could, and a prolonged low or negative interest rate environment will, impact the NVIT Government Money Market Fund's ability to provide a positive yield to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1 per share. In a prolonged environment of low to negative interest rates, the NVIT Government Money Market Fund's board of trustees may consider taking various actions, including discontinuing use of the amortized cost method of valuation to maintain a stable NAV of $1 per share and establishing a fluctuating NAV rounded to four decimal places by using available market quotations or equivalents. In December 2021, the SEC proposed amendments to Rule 2a-7 that, if adopted, would impact the manner in which all types of money market funds operate. The amendments would, among other items, prohibit certain mechanisms for maintaining a stable NAV per share in negative interest rate environments, such as by reducing the number of fund shares outstanding (including through reverse distribution mechanisms). For more information, see “PURCHASES, REDEMPTIONS AND PRICING OF SHARES.”
Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Fund’s portfolio securities, but the Fund also relies upon the independent advice of its portfolio management to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the portfolio management.
Subsequent to the purchase of securities by a Fund, the issuer of the securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s portfolio management will consider such events in its determination of whether the Fund should continue to hold the securities.
In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
Eligible Securities (NVIT Government Money Market Fund). All investments made by the Fund must be Eligible Securities at the time of acquisition as defined in Rule 2a-7 under the 1940 Act. Eligible Securities include: U.S. government securities; securities with a remaining maturity of 397 calendar days or less that the Fund’s subadviser, subject to oversight by the Fund’s Board of Trustees, determines present minimal credit risks to the Fund; and securities issued by other money market funds. As a government money market fund, the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market funds that operate as government money market funds.
Under Rule 2a-7, the determination of whether a security presents minimal credit risks to the Fund must include an analysis of the capacity of the security’s issuer or guarantor (including for the provider of a conditional demand feature, when applicable) to meet its financial obligations, and such analysis must include, to the extent appropriate, consideration of the following factors with respect to the security’s issuer or guarantor: (i) financial condition; (ii) sources of liquidity; (iii) ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and (iv) strength of the issuer or guarantor’s industry within the economy and relative to economic trends, and issuer or guarantor’s competitive position within its industry.
In determining whether a security presents minimal credit risks, the subadviser may take into account credit quality determinations prepared by outside sources, including NRSROs that the subadviser considers reliable in assessing credit risk.
Derivative Instruments
Each Fund, except the NVIT Government Money Market Fund, may use instruments referred to as derivative instruments (“derivatives”). A derivative is a financial instrument the value of which is derived from a security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging purposes. Certain Funds, as noted in their respective Prospectuses, also may use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Depending on the change in the value of the underlying asset, the potential for loss may be limitless. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Nationwide Fund Advisors (“NFA” or the “Adviser”), is registered as a commodity pool operator under the Commodity Exchange Act (“CEA”) and acts in that capacity solely with respect to the NVIT J.P. Morgan Mozaic Multi-Asset Fund. For all of the other Funds in this SAI, NFA has claimed exclusion from the definition of the term “commodity pool operator” under the CEA, and is therefore not subject to regulation as a commodity pool operator with respect to these other Funds.
In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which imposes new requirements and restrictions on the Funds' use of derivatives and eliminates the asset segregation framework previously used by funds, including the Funds, to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which a Fund may be exposed through certain derivative instruments that may oblige the Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, the Funds' investment in such derivatives is limited through a value-at-risk or “VaR” test. Funds whose use of such derivatives is more than a limited specified exposure amount are required to establish and maintain a derivatives risk management program, subject to oversight by the Board of Trustees of the Trust (“Board of Trustees”), and appoint a derivatives risk manager to implement such program. To the extent a Fund’s compliance with Rule 18f-4 changes how the Fund uses derivatives, Rule 18f-4 may adversely affect the Fund’s performance and/or increase costs related to the Fund’s use of derivatives.
Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.
(1)
Successful use of most derivatives depends upon a Fund’s portfolio management’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.
(2)
There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.
(3)
Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s portfolio management projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, a Fund could suffer a loss.
(4)
As described below, a Fund might be required to make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.
For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Other Tax Consequences” in this SAI.
Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options can serve as a long hedge (i.e., taking a long position in the underlying security), and the purchase of put options can serve as a short hedge (i.e., taking a short position in the underlying security). Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.
The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can be exercised only at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.
A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.
A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.
The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.
An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.
Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option.
Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s portfolio management believes it is more advantageous to a Fund than purchasing the futures contract.
To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.
A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset, commodity or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.
A Fund that enters into a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. A Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.
Commodity Futures Contracts. The NVIT J.P. Morgan Mozaic Multi-Asset Fund may engage in transactions in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
•    Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
•    Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
•    Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on the value of commodity futures contracts.
Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund also may invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)
Credit Linked Notes. (Fixed-Income Funds) A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
Structured Notes. A Fund may use structured notes to pursue its objective. Structured notes generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security or asset. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
With respect to structured notes, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also “Additional Information on Portfolio Instruments, Strategies and Investment Policies— Restricted, Non-Publicly Traded and Illiquid Securities.”
Swap Agreements. The Funds may enter into securities index, interest rate, total return, currency exchange rate or single/multiple security swap agreements for any lawful purpose consistent with the Fund’s investment objective, such as (but not limited to) for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase or decrease in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities, such as a selection of particular securities or those representing a particular index. Swap agreements may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, with respect to swaps that have been designated by the CFTC for mandatory clearing (cleared swaps), through an FCM and cleared through a clearinghouse that serves as a central counterparty. See “Uncleared Swaps” and “Cleared Swaps” below for additional explanation of cleared and uncleared swaps. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. See “Swaps regulation” below.

The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund). Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.
Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund’s portfolio management’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments, replicate a particular benchmark index, or otherwise achieve the intended results. Swap agreements, especially OTC uncleared swap agreements, may be considered to be illiquid.
Swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements in swap transactions; (4) position limits and large trader reporting requirements; and (5) recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has adopted rules implementing most of the swap regulations dictated by the Dodd-Frank Act. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
A Fund will enter uncleared swap agreements only with counterparties that the Fund’s portfolio management reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
Cleared swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
CFTC rules require the trading and execution of certain cleared swaps on Swap Execution Facilities (“SEFs”), which are trading systems on platforms in which multiple participants have the ability to execute or trade swaps by accepting bids and offers made by multiple participants on the facility or system, through any means of interstate commerce. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.
Risks of cleared swaps. As noted above, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.
Finally, the Funds are subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

Total Rate of Return Swaps. The Equity and Fixed Income Funds (except for the NVIT Government Money Market Fund) may enter into total rate of return swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap may allow the Funds to quickly and cost effectively invest cash flows into a diversified basket of assets.
Approximately 30% of the NVIT Jacobs Levy Large Cap Growth Fund's net assets will be in short positions (i.e., stocks that the subadviser deems unattractive), and approximately 130% of the Fund's net assets will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund intends to use total return swaps with an aggregate short notional value equal to approximately 30% of the Fund's net assets and an aggregate long notional value equal to approximately 30% of the Fund's net assets. By using swaps, the Fund will thus realize returns that synthetically replicate the performance of a portfolio that sells short an amount equal to 30% of its value and invests the cash proceeds in additional long positions.
Equity Swaps. The NVIT Emerging Markets Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Innovators Fund, NVIT J.P. Morgan Large Cap Growth Fund, NVIT J.P. Morgan US Technology Leaders Fund and the NVIT Jacobs Levy Large Cap Growth Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including (but not limited to) circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Until equity swaps are designated for central clearing, the counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Credit Default Swaps. A Fund may enter into credit default swap contracts for any lawful purpose consistent with such Funds' investment objectives, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread (e.g., to create direct or synthetic short or long exposure to domestic or foreign corporate or sovereign debt securities). The Funds also may enter into credit default swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that a Fund anticipates purchasing at a later date, or for other hedging purposes.
As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk–that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.
Interest Rate Swaps. The Fixed-Income Funds (except for the NVIT Government Money Market Fund) may enter into interest rate swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received, as well as the risk that the counterparty will fail to meet its obligations.
Inflation Swaps. The  NVIT DoubleLine Total Return Tactical Fund may enter into inflation swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by a Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by a Fund from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.
Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.
The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a Fund to leverage risks or carry liquidity risks.
Foreign Currency-Related Derivative Strategies— Special Considerations. A Fund may use futures and options on futures on foreign currencies and forward currency contracts to increase returns, to manage the Fund’s average portfolio duration, or to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and also may engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund’s portfolio management believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.
Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s portfolio management believes a liquid secondary market will exist for a particular option at any specific time.
Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies in which they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in a foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.
A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.
Non-Deliverable Forwards. A Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
The SEC and CFTC consider non-deliverable forwards as swaps, and they are therefore included in the definition of “commodity interests.” Non-deliverable forwards have historically been traded in the OTC market. However, as swaps, non-deliverable forwards may become subject to central clearing and trading on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and thus are not deemed to be commodity interests. However, such forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject NFA to CFTC registration and regulation as a commodity pool operator.
Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in the foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain.
Environmental, Social and Governance (“ESG”) Securities
Certain Funds may invest in securities of issuers that meet certain ESG criteria. The application of a subadviser’s ESG analysis when selecting investments may affect the Funds’ exposure to certain companies, sectors, regions, and countries and may affect the Funds’ performance depending on whether such investments are in or out of favor. Adhering to the ESG criteria and applying a subadviser’s ESG analysis may also affect the Funds’ performance relative to similar funds that do not adhere to such criteria or apply such analysis. Additionally, a  Fund’s adherence to the ESG criteria and the application of the ESG analysis in connection with identifying and selecting equity investments in non-U.S. issuers, including emerging country issuers, often require subjective analysis and may be relatively more difficult than applying the ESG criteria or the ESG analysis to equity investments of U.S. issuers because data availability may be more limited or unreliable. Applying ESG criteria as an exclusionary approach to investing may result in a  Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. The Funds may invest in companies that do not reflect the beliefs and values of any particular investor.
Floating- and Variable-Rate Securities
Each of the Fixed-Income Funds may invest in floating- or variable-rate securities. Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable- or adjustable-rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.
Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. Each Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as the debt securities it is otherwise allowed to purchase according to its principal investment strategies as disclosed in each Fund’s Prospectus. A Fund’s portfolio management will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.
Foreign Securities
Each Fund, except the NVIT Government Money Market Fund, may invest in securities of issuers located outside the United States. Funds that invest in foreign securities offer the potential for more diversification than Funds that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.
Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund generally will have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Eurozone-Related Risk. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Fund’s shares.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism, or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences.
In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period that ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit created and may continue to create an uncertain political and economic environment in the UK and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk. Unless a Fund's Prospectus states a policy to invest only in securities denominated in U.S. dollars, a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as a Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Investment in Emerging Markets. Each Fund, except the NVIT Government Money Market Fund, may invest in securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries typically are developing and low- or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to developed countries. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Investment in Frontier Markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.
Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. In certain countries, the block cannot be removed.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with, these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlement will take longer and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, EDRs, GDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR, GDR or NVDR representing ownership of common stock will be treated as common stock.
A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
Foreign Sovereign Debt. The Fixed-Income Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by governments of developing or emerging market countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
China Investment Risk. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other economies or more established securities markets. Such risks include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty

(including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese economy and market is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth resulting in inefficiencies and dislocations.
Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future.
Chinese Variable Interest Entities. In China, equity ownership of companies by foreign individuals and entities is restricted or prohibited in certain sectors, such as internet, media, education and telecommunications. To circumvent these limits, starting in the early 2000s many Chinese companies, including most of the well-known Chinese Internet companies, have used a special structure known as a variable interest entity (“VIE”) to raise capital from foreign investors. In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise (“WFOE”) based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited industry in China. The contractual arrangements entered into between the WFOE and VIE (which often include powers of attorney, loan and equity pledge agreements, call option agreements and exclusive services or business cooperation agreements) are designed to allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership.
The contractual arrangements are structured to require the shell company to consolidate the VIE into its financial statements, pursuant to U.S. generally accepted accounting principles, despite the absence of equity ownership. Such consolidation provides the shell company with the ability to issue shares on a foreign exchange, such as the New York Stock Exchange or NASDAQ, often with the same name as the VIE. Accordingly, foreign investors, such as the Fund, will only own stock in the shell company rather than directly in the VIE. Further, the ability of the WFOE to easily extract profits from the VIE structure through service agreements will partially depend on the proportion of the business that can legally be conducted by the WFOE versus the VIE, which varies based on the industry.
Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, they have not been formally recognized under Chinese law. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. In 2021, the Chinese government issued new guidelines that unexpectedly included a specific prohibition on the use of VIE structures by Chinese educational companies.
Further, if a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Fund’s returns and net asset value. The contractual arrangements with the VIE may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of the VIE could decide to breach the contractual arrangement and may have conflicting interests and fiduciary duties as compared to investors in the shell company. Accordingly, VIEs depend heavily on executives who are Chinese nationals and own the underlying business licenses and/or assets required to operate in China. In addition to creating “key person” succession risk, the structure can restrict the ability of outside shareholders to challenge executives for poor decision-making, weak management, or equity-eroding actions. Any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law.
Investing through Stock Connect. A Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges, and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People's Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact a Fund's rights with respect to the securities. There are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and the Fund may experience delays in transacting via Stock Connect. The stocks of Chinese companies that are owned by a Fund are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the United States and investing in emerging markets. See “Foreign Securities” above regarding investing outside the United States.
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.
Due to difficulties transacting in impacted securities, a Fund may experience challenges liquidating the applicable positions to continue to seek a Fund’s investment objective. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs.

Initial Public Offerings
Each of the Equity Funds may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.
Interfund Borrowing and Lending Program
Pursuant to an exemptive order issued by the SEC dated June 13, 2016, the Funds may lend money to, and borrow money for temporary purposes from, other funds advised by the Funds' investment adviser, NFA. Generally, a Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings can have a maximum duration of seven days. Loans may be called on one day’s notice. There is no assurance that a Fund will be able to borrow or lend under the program at any time, and a Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called, or not renewed.
Lending Portfolio Securities
Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive a reasonable rate of return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. In addition, a Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that a Fund receives may be included in calculating the Fund’s total assets. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed-rate or floating-rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company; loan participations; master notes; medium-term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium-term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements in which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.
Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed-rate or floating-rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.
Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note generally will not exceed two years.
LIBOR Risk
The Funds may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Funds' investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Funds may also reference LIBOR.
In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the administrator of LIBOR, ICE Benchmark Administration Limited, announced its intention to cease publishing two USD LIBOR settings immediately after publication on December 31, 2021, with the majority of the USD LIBOR settings to end immediately after publication on June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates in most major currencies. The U.S. Federal Reserve, based on the recommendations of Alternative Reference Rates Committee, has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Funds to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Funds' performance or net asset value.
Medium-Quality, Lower-Quality and High-Yield Securities
Except for the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in medium-quality securities and also in lower-quality and high-yield securities (commonly known as “junk bonds”) (hereinafter referred to as “lower-quality securities”).
Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
Lower-Quality/High-Yield Securities. Non-investment grade debt or lower-quality/rated securities include: (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”); (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than that of issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.
As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.
Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.
Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

Mortgage- and Asset-Backed Securities
Each of the Fixed-Income Funds (except the NVIT Government Money Market Fund) may invest in mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.
Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association (“GNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.
Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiclass securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.
The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.
Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.
There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
In 2012 the Federal Housing Finance Agency (“FHFA”) initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae's and Freddie Mac's overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”)) or special purpose entities, and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multiclass debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the Tax Reform Act of 1986, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.
Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multiclass security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
A Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Other Tax Consequences” in this SAI.
A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
TBA Commitments. The Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. See “When-Issued Securities and Delayed-Delivery Transactions” below.
Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities, though, present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Municipal Securities
Each of the Fixed-Income Funds, except the NVIT Government Money Market Fund, may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) repealed the exclusion from gross income for interest paid on pre-refunded municipal securities effective for such bonds issued after December 31, 2017. The NVIT Government Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.
Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. A Fund's portfolio management will consider such an event in determining whether a Fund should continue to hold the obligation.
An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.
Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.
Private activity bonds. Private activity bonds (“PABs”) are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds' ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
Operational and Technology Risk/Cyber Security Risk
A Fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of a Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, a Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund's adviser, and other service providers (including, but not limited to, Fund accountants, custodians, subadvisers, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund's ability to calculate its net asset value, impediments to trading, the inability of a Fund's shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.
In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund's operations.
The Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.
Participation Notes
The NVIT Emerging Markets Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.
The Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund. However, each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. The Fund attempts to mitigate that risk by purchasing only from issuers which the subadviser deems to be creditworthy.
The issuer may, but is not required to, purchase the shares of the underlying security to hedge its obligation. The Fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or the Fund exercises the participation note and closes its position, the Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. The Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.
Perpetual Bonds
The NVIT DoubleLine Total Return Tactical Fund may invest in perpetual bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds may be callable after a set period of time. It is possible that one or more perpetual bonds in which a Fund invests will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.”
Preferred Stocks, Convertible Securities and Other Equity Securities
Each of the Funds, except for the NVIT Government Money Market Fund, may invest in preferred stocks and other forms of convertible securities. In some instances, a Fixed-Income Fund (except the NVIT Government Money Market Fund) may receive common stock, warrants or other types of equity securities resulting from a corporate action by or bankruptcy of an issuer of debt securities held by the Fund. In such instances, unless such equity securities are preferred stocks or convertible securities, the Fund will sell such equity securities as soon as reasonably practicable. Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.
Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.
A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS”), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.
Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.
An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. Each Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.
Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below.
Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Contingent Convertible Securities. A contingent convertible security (“CoCo”) is a hybrid debt security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.

With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting the Fund to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
CoCos are subject to the credit, interest rate, high-yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that the Fund may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that the Fund will receive return of principal on CoCos.
Publicly Traded Limited Partnerships and Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Each of the Equity Funds may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” will be treated as “qualifying income” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Funds. See “Other Tax Consequences” below. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Put Bonds
Each of the Fixed-Income Funds (except the NVIT Government Money Market Fund) may invest in “put” bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s portfolio management intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Real Estate Investment Trusts
Although no Fund invests in real estate directly, the Equity Funds may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by a Fund’s shareholders.
Repurchase Agreements
Each Fund may enter into repurchase agreements. In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a sub-custodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Any portion of a repurchase agreement that is not collateralized fully is considered by the staff of the SEC to be a loan by the Fund. To the extent that a repurchase agreement is not collateralized fully, a Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether a Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited as collateral if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s portfolio management reviews the creditworthiness of those banks and other recognized financial institutions with which a Fund enters into repurchase agreements to evaluate these risks.
Restricted, Non-Publicly Traded and Illiquid Securities
Each Fund may not invest more than 15% (5% with respect to the NVIT Government Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, a security is illiquid if it cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market exists for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
The SEC has adopted Rule 144A, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees, a Fund’s portfolio management has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.
A Fund’s portfolio management will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Pursuant to Rule 22e-4 under the 1940 Act, a Fund (other than the NVIT Government Money Market Fund) assesses, manages, and periodically reviews its liquidity risk. The NVIT Government Money Market Fund manages its liquidity pursuant to the requirements of Rule 2a-7.
Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act (“Section 4(2) paper”) is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.
Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if: (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s portfolio management believes that, based on the trading markets for such security, such security can be disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Reverse Repurchase Agreements and Mortgage Dollar Rolls
The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.
The Fixed-Income Funds also may invest in mortgage dollar rolls, which are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. Mortgage dollar roll transactions may be considered a borrowing by the Funds (See “Borrowing”).
Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s portfolio management believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.
Securities of Investment Companies
As permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, each Fund may invest any amount, pursuant to Rule 12d1-1 under the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act. In addition, a Fund may invest in other investment companies in excess of these limits pursuant to Rule 12d1-4 under the 1940 Act. In connection with the adoption of Rule 12d1-4, in January 2022 the SEC also rescinded certain prior exemptive relief. These regulatory changes may adversely impact a Fund’s investment strategies and operations to the extent that it invests, or might otherwise have invested, in shares issued by other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.
Exchange-Traded Funds. The Funds (except for the NVIT Government Money Market Fund) may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.
The shares of an ETF may be assembled in a block known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.
An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.
Short Selling of Securities
The Index Funds may engage in short selling of securities consistent with their respective strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund also may have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).
A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on its portfolio management’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.
In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.
A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).
Short-Term Instruments
Each Fund may invest in short-term instruments, including money market instruments. Short-term instruments may include the following types of instruments:
•shares of money market mutual funds, including those that may be advised by a Fund’s portfolio management;

•obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation;
•obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions;
•obligations of municipalities and states, their agencies and political subdivisions;
•high-quality asset-backed commercial paper;
•repurchase agreements;
•bank or savings and loan obligations;
•high-quality commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It also may be issued by foreign issuers, such as foreign governments, states and municipalities;
•high-quality bank loan participation agreements representing obligations of corporations having a high-quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;
•high-quality short-term corporate obligations;
•certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days;
•extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period; and
•unrated short-term debt obligations that are determined by a Fund’s portfolio management to be of comparable quality to the securities described above.
Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.
Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
Small- and Medium-Cap Companies and Emerging Growth Stocks
The Equity Funds may invest in small- and medium-cap companies and emerging growth stocks. Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized, medium-cap and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized, medium-cap and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized, medium-cap and emerging growth companies than for larger, more established ones.
Special Situation Companies
The Equity Funds may invest in “special situation companies,” which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The portfolio management of such Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
Standby Commitment Agreements
Except for the NVIT Government Money Market Fund, each Fixed-Income Fund may enter into standby commitment agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund may enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.
There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.
The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Strip Bonds
The Fixed-Income Funds, except the NVIT Government Money Market Fund, may invest in strip bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.
Supranational Entities
The Fixed-Income Funds may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.
Temporary Investments
Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, in anticipation of redemptions or for other cash management purposes, or if a Fund’s subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents, including short-term instruments, as described herein and, subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. Each Index Fund uses an indexing strategy and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor securities performance, although each Index Fund may use temporary investments pending investment of cash balances or to manage anticipated redemption activity. See also “Short-Term Instruments.”
U.S. Government Securities and U.S. Government Agency Securities
Each of the Fixed-Income Funds may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government (including U.S. Treasury securities), and by various agencies or instrumentalities which have been established or sponsored by the U.S. government. Each of the Equity Funds may invest in U.S. Treasury securities.
U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks and FNMA, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.
Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.
An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the FNMA.
The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund's portfolio, cause the Fund’s daily net asset value to fluctuate.
The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.
In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. As conservator, the FHFA assumed all the powers of the shareholders, directors and officers with the goal of preserving and conserving the assets and property of FNMA and FHLMC. However, FNMA and FHLMC continue to operate legally as business corporations and FHFA has delegated to the Chief Executive Officer and Board of Directors the responsibility for much of the day-to-day operations of the companies. FNMA and FHLMC must follow the laws and regulations governing financial disclosure, including SEC requirements. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear.
The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn and has accelerated in connection with the U.S. government's response to the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due.
Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility. In addition, the high and rising national debt may adversely impact the U.S. economy and securities in which a Fund may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund's income distributions.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Warrants and Rights
Each of the Equity Funds (except for the NVIT J.P. Morgan Mozaic Multi-Asset Fund) may invest in or hold warrants and rights. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
When-Issued Securities and Delayed-Delivery Transactions
Each of the Fixed-Income Funds may invest in when-issued securities and engage in delayed-delivery transactions. When securities are purchased on a “when-issued” basis or purchased for delayed delivery, payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.
When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities
Each of the Fixed-Income Funds may invest in zero coupon securities and step-coupon securities. In addition, each of the Fixed-Income Funds, except the NVIT Government Money Market Fund, may invest in PIK Bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.
Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
The Index Funds
NVIT Bond Index Fund. The investment objective of the NVIT Bond Index Fund is to seek to match the performance of the Bloomberg U.S. Aggregate Bond Index (the “Aggregate Index”) as closely as possible before the deduction of Fund expenses. The Aggregate Index is composed primarily of U.S. dollar denominated investment grade bonds of different types, including U.S. government securities; U.S. government agency securities; corporate bonds issued by U.S. and foreign companies; mortgage-backed securities; securities of foreign governments and their agencies; and securities of supranational entities, such as the World Bank. There can be no assurance that the investment objective of the Fund will be achieved.
NVIT International Index Fund. The investment objective of the NVIT International Index Fund is to seek to match the performance of the MSCI Europe, Australia and Far East Index (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. The EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. There can be no assurance that the investment objective of the Fund will be achieved.
NVIT Mid Cap Index Fund. The investment objective of the NVIT Mid Cap Index Fund is to seek capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.
NVIT S&P 500 Index Fund. The investment objective of the NVIT S&P 500 Index Fund is to seek long-term capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.
NVIT Small Cap Index Fund. The investment objective of the NVIT Small Cap Index Fund is to seek to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2000 common stocks of smaller U.S. companies in a wide range of businesses chosen by Russell Investments based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. There can be no assurance that the investment objective of the Fund will be achieved.
About Indexing. The Index Funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before each Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.
Indexing and Managing the Funds. Each Index Fund will be substantially invested in securities in the applicable index, and invests at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index.

Because each Index Fund seeks to replicate the total return of its respective index, its subadviser generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, the subadviser may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, the subadviser judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.
An Index Fund subadviser may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The subadviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the subadviser may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities weightings in the target index.
The ability of each Index Fund to satisfy its investment objective depends to some extent on the subadviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). An Index Fund subadviser will make investment changes to an Index Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Index Funds.
Each Index Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the NVIT International Index Fund, NVIT J.P. Morgan Mozaic Multi-Asset Fund and the NVIT Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund’s total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund.
Indexing Related Risks. The returns of the NVIT J.P. Morgan MozaicSM Multi-Asset Fund (the “Product”) may not effectively track the returns of the J.P. Morgan MozaicSM Index (Series F) (“JPMorgan Index”) for a number of reasons and therefore may not achieve its investment objective. For example, the Product incurs a number of operating expenses not applicable to the JPMorgan Index, and incurs costs in buying and selling securities and other instruments, especially when rebalancing the Product’s holdings to reflect changes in the composition of the JPMorgan Index. These transaction costs may be higher to the extent the Product invests in foreign securities or futures contracts. In addition, the Product’s returns may differ from the returns of the JPMorgan Index as a result of, among other things, pricing differences (including differences between a security’s or instrument’s price at the local market close and the Product’s valuation of the security or instrument at the time of calculating the Product’s net asset value) and the inability to purchase certain instruments included in the JPMorgan Index due to regulatory or other restrictions. Errors in the construction or calculation of the JPMorgan Index also may occur from time to time. Any such errors may not be identified and corrected by J.P. Morgan Securities LLC (“JPMS”) for some period of time, which may have an adverse impact on the Product and its shareholders.
In addition, when the Product uses a representative sampling approach, the Product returns may not be as well correlated with the returns of the JPMorgan Index as when the Product purchases all of the instruments included in the JPMorgan Index and in the proportions in which they are represented in the JPMorgan Index. To the extent that the Product uses a representative sampling approach, it will hold a smaller number of instruments than are in the JPMorgan Index. As a result, an adverse development respecting futures contracts or issuers of securities held by the Product could result in a greater decline in the Product’s net asset value than would be the case if the Product were to hold all of the instruments included in the JPMorgan Index. Conversely, a positive development relating to futures contracts or issuers of securities included in the JPMorgan Index but which are not held by the Product could cause the Product to underperform the JPMorgan Index. It is also possible that the composition of the Product may not exactly replicate the composition of the JPMorgan Index if the Product has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. The risk that the Product may not effectively track the performance of the JPMorgan Index may be heightened during times of increased market volatility or other unusual market conditions.

Additional Information Concerning the Indices
Aggregate Index. The NVIT Bond Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Bloomberg. Bloomberg does not have responsibility for and does not participate in the NVIT Bond Index Fund’s management.
Russell 2000 Index. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000 Index. Russell® is a trademark of Russell Investment Group (“Russell Investments”).The NVIT Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments. Russell Investments is not responsible for and has not reviewed the NVIT Small Cap Index Fund nor any associated literature or publications and Russell Investments makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Russell Investments reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000 Index. Russell Investments has no obligation to take the needs of any particular fund or its shareholders or any other product or person into consideration in determining, composing or calculating the Russell 2000 Index. Russell Investments’ publication of the Russell 2000 Index in no way suggests or implies an opinion by Russell Investments as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 Index is based. RUSSELL INVESTMENTS MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 INDEX OR ANY DATA INCLUDED IN THE RUSSELL 2000 INDEX. RUSSELL INVESTMENTS MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000 INDEX. RUSSELL INVESTMENTS MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.
EAFE Index. The NVIT International Index Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”), including the EAFE Index. The EAFE Index is the exclusive property of MSCI. MSCI and the EAFE Index are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Nationwide Fund Advisors, as the investment adviser to the NVIT International Index Fund. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the NVIT International Index Fund or any other person or entity regarding the advisability of investing in funds generally or in the NVIT International Index Fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indices which are determined, composed and calculated by MSCI without regard to the NVIT International Index Fund or its shareholders or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the NVIT International Index Fund or its shareholders or any other person or entity into consideration in determining, composing or calculating the MSCI indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the NVIT International Index Fund to be issued or in the determination or calculation of the equation by or the consideration into which the NVIT International Index Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the NVIT International Index Fund or its shareholders or any other person or entity in connection with the administration, marketing or offering of the NVIT International Index Fund.
Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the NVIT International Index Fund, its shareholders, or any other person or entity, from the use of any MSCI index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
No purchaser, seller or holder of shares of the NVIT International Index Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
S&P 500 Index and S&P 400 Index. Standard & Poor’s 500®, S&P 500®, Standard & Poor’s MidCap 400®, S&P MidCap 400®, and S&P 400® are trademarks of The McGraw-Hill Companies, Inc. Pursuant to an agreement with McGraw-Hill Companies, Inc., on behalf of the NVIT S&P 500 Index Fund and NVIT Mid Cap Index Fund, the Funds are authorized to use the trademarks of the McGraw-Hill Companies, Inc. The NVIT S&P 500 Index Fund and the NVIT Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500® Index or the S&P 400® Index to track general stock market performance. S&P’s only relationship to the Funds, the adviser or subadvisers is the licensing of certain trademarks and trade names of S&P and of the S&P 500® and S&P 400® indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500® and S&P 400® Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds’ shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500® or S&P 400® Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500® and S&P 400® Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.
J.P. Morgan MozaicSM Index (Series F)
The JPMorgan Index has been licensed to Nationwide Fund Advisors (the “Licensee”) for the Licensee’s benefit. Neither the Licensee nor the the Product is sponsored, operated, endorsed, sold or promoted by JPMS or any of its affiliates (other than J.P. Morgan Investment Management Inc., in its capacity as the subadviser to the Product (the “Subadviser”)) (together and individually, “JPMorgan”). JPMorgan and the Subadviser make no representations and no warranties, express or implied, to investors in or owners of the Product (or any person taking exposure to it) or any member of the public in any other circumstances (each a “Contract Owner”): (a) regarding the advisability of investing in securities or other financial or insurance products generally or in the Product particularly; or (b) the suitability or appropriateness of an exposure to the JPMorgan Index, including an interest in the Product, in seeking to achieve any particular objective. It is for those taking an exposure to the Product and/or the JPMorgan Index to satisfy themselves of these matters and such persons should seek appropriate professional advice before making any investment. JPMorgan is not responsible for and does not have any obligation or liability in connection with the issuance, administration, marketing or trading of the Product. The publication of the JPMorgan Index and the referencing of any asset or other factor of any kind in the JPMorgan Index do not constitute any form of investment recommendation or advice in respect of any such asset or other factor by JPMorgan and no person should rely upon it as such. JPMorgan does not act as an investment adviser or investment manager in respect of the JPMorgan Index and does not accept any fiduciary duties in relation to the JPMorgan Index. JPMorgan does not act as an investment adviser or investment manager in respect of the Product and does not accept any fiduciary duties in relation to the Licensee, the Product or any Contract Owner.
The JPMorgan Index is compiled, calculated, maintained and sponsored by JPMorgan without regard to the Licensee, the Product or any Contract Owner. The ability of the Licensee to make use of the JPMorgan Index may be terminated on short notice and it is the responsibility of the Licensee to provide for the consequences of that in the design of the Product. JPMorgan does not accept any legal obligation to take the needs of any person who may invest in the Product into account in designing, compiling, calculating, maintaining or sponsoring the JPMorgan Index or in any decision to cease doing so.

JPMorgan does not give any representation, warranty or undertaking, of any type (whether express or implied, statutory or otherwise) in relation to the JPMorgan Index, as to condition, satisfactory quality, performance or fitness for purpose or as to the results to be achieved by an investment in the Product or any data included in or omissions from the JPMorgan Index, or the use of the JPMorgan Index in connection with the Product or the veracity, currency, completeness or accuracy of the information on which the JPMorgan Index is based (and without limitation, JPMorgan accepts no liability to any Contract Owner for any errors or omissions in that information or the results of any interruption to it and JPMorgan shall be under no obligation to advise any person of any such error, omission or interruption). To the extent any such representation, warranty or undertaking could be deemed to have been given by JPMorgan, it is excluded save to the extent that such exclusion is prohibited by law. To the fullest extent permitted by law, JPMorgan shall have no liability or responsibility to any person or entity (including, without limitation, to any Contract Owners) for any losses, damages, costs, charges, expenses or other liabilities howsoever arising, including, without limitation, liability for any special, punitive, indirect or consequential damages (including loss of business or loss of profit, loss of time and loss of goodwill), even if notified of the possibility of the same, arising in connection with the design, compilation, calculation, maintenance or sponsoring of the JPMorgan Index or in connection with the Product.
The JPMorgan Index is the exclusive property of JPMorgan. JPMorgan is under no obligation to continue compiling, calculating, maintaining or sponsoring the JPMorgan Index and may delegate or transfer to a third party some or all of its functions in relation to the JPMorgan Index.
JPMorgan may independently issue or sponsor other indices or products that are similar to and may compete with the JPMorgan Index and the Product. JPMorgan may also transact in assets referenced in the JPMorgan Index (or in financial instruments such as derivatives that reference those assets). It is possible that these activities could have an effect (positive or negative) on the value of the JPMorgan Index and the Product.
Each of the above paragraphs is severable. If the contents of any such paragraph is held to be or becomes invalid or unenforceable in any respect in any jurisdiction, it shall have no effect in that respect, but without prejudice to the remainder of this notice.
Portfolio Turnover
The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates generally will result in higher brokerage expenses, and may increase the volatility of the Fund. The table below shows any significant variation in the Funds' portfolio turnover rate for the fiscal years ended December 31, 2022 and 2021, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:
Fund	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021
NVIT Allspring Discovery Fund[1]	[___]	56.85%
NVIT Amundi Multi-Sector Bond Fund[1]	[___]	89.90%
NVIT BNY Mellon Core Plus Bond Fund[2]	[___]	233.40%
NVIT BNY Mellon Dynamic U.S. Equity Income Fund[1]	[___]	86.42%
NVIT Bond Index Fund[1]	[___]	99.47%
NVIT Calvert Equity Fund[1]	[___]	17.60%
NVIT Columbia Overseas Value Fund[1]	[___]	36.23%
NVIT Core Bond Fund[2]	[___]	132.82%
NVIT Doubleline Total Return Tactical Fund[2]	[___]	113.27%
NVIT Emerging Markets Fund[2]	[___]	121.44%
NVIT Government Bond Fund[2]	[___]	73.45%
NVIT J.P. Morgan U.S. Equity Fund[1]	[___]	61.64%
NVIT Jacobs Levy Large Cap Growth Fund[1]	[___]	107.88%
NVIT Loomis Short Term Bond Fund[2]	[___]	140.94%
NVIT Multi-Manager Mid Cap Value Fund[1]	[___]	56.28%

Fund	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021
NVIT Multi-Manager Small Cap Growth Fund[1]	[___]	61.82%
NVIT Multi-Manager Small Cap Value Fund[2]	[___]	60.03%
NVIT Multi-Manager Small Company Fund[2]	[___]	74.63%
NVIT NS Partners International Focused Growth Fund[1]	[___]	21.23%
1 The portfolio managers for the Funds are not limited by portfolio turnover in their management style, and a Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year ended December 31, 2021, the portfolio managers made fewer changes than they deemed necessary during fiscal year ended December 31, 2020.
2 The portfolio managers for the Funds are not limited by portfolio turnover in their management style, and a Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year ended December 31, 2021, the portfolio managers made more changes than they deemed necessary during fiscal year ended December 31, 2020.
Investment Restrictions
The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding voting securities, whichever is less.
Each of the Funds:
•May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
•May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).
•May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
•May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.
•May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
In addition, each Fund, except NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, NVIT Small Cap Index Fund, NVIT Real Estate Fund, NVIT DoubleLine Total Return Tactical Fund and NVIT J.P. Morgan Digital Evolution Strategy Fund:
•May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The NVIT Government Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

Each Fund, except for the NVIT Bond Index Fund, NVIT International Index Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Mozaic Multi Asset Fund, NVIT J.P. Morgan U.S. Equity Fund, NVIT J.P. Morgan US Technology Leaders Fund, NVIT Real Estate Fund, NVIT S&P 500 Index Fund and NVIT Small Cap Index Fund:
•May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.
The NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index Fund:
•May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry.
The NVIT J.P. Morgan Mozaic Multi-Asset Fund and the NVIT J.P. Morgan U.S. Equity Fund
•May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry.
Concentration Policies
The following Fund invests 25% or more of its assets in the securities of companies in the same or related industries as described below:
The NVIT Real Estate Fund:
•Shall invest more than 25% of its total assets in the securities of issuers in real estate industries.
•For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.
Each of the following Funds invests at least 25% of its assets in the securities of companies in the same or related industries as described below:
The NVIT J.P. Morgan Digital Evolution Strategy Fund:
•Will invest at least 25% of its total assets in at least one of the following technology sector industries or any combination thereof:  semiconductor, semiconductor equipment, hardware, software, information technology services, communications equipment, social media, biotechnology and interactive media.
The NVIT J.P. Morgan US Technology Leaders Fund:
•Will invest at least 25% of its total assets in technology sector industries. These industries include semiconductor, semiconductor equipment, hardware, software, internet, information technology services, networking, communications equipment, social media, interactive media, medical technology and financial technology.
Each of the NVIT AQR Large Cap Defensive Style Fund, NVIT Government Bond Fund and NVIT Government Money Market Fund:
•May not purchase securities on margin, but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

The following are the non-fundamental operating policies of each of the Funds, except NVIT AQR Large Cap Defensive Style Fund, NVIT Government Bond Fund and NVIT Government Money Market Fund, which may be changed by the Board of Trustees without shareholder approval:
Each Fund may not:
•Sell securities short (except for the NVIT Mid Cap Index Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The NVIT Mid Cap Index Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.
•Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.
•Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
•Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1∕3% of the Fund’s total assets.
Each of the Funds, except the NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index Fund, may not:
•Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.
The following are the non-fundamental operating policies of the NVIT AQR Large Cap Defensive Style Fund, NVIT Government Bond Fund and NVIT Government Money Market Fund which may be changed by the Board of Trustees without shareholder approval:
Each Fund may not:
•Make short sales of securities.
•Purchase or otherwise acquire any other securities if, as a result, more than 15% (5% with respect to the NVIT Government Money Market Fund) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
•Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.
•Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1∕3% of the Fund’s total assets.

A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1∕3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
Certain Funds have adopted a non-fundamental policy, as required by Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% the Fund’s net assets in the type of investment suggested by the Fund’s name (“80 Percent Policy”). The scope of the 80 Percent Policy includes Fund names suggesting that a Fund focuses its investments in: (i) a particular type of investment or investments; (ii) a particular industry or group of industries; or (iii) certain countries or geographic regions. The 80 Percent Policy also applies to a Fund name suggesting that the Fund’s distributions are exempt from federal income tax or from both federal and state income tax. Each Fund that has adopted the 80 Percent Policy also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.
Internal Revenue Code Restrictions
In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).
Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.

1)A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
2)
A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
3)
A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and
4)
A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
Each U.S. government agency or instrumentality shall be treated as a separate issuer.
Insurance Law Restrictions
In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, NFA, and the insurance companies may enter into agreements, required by certain state insurance departments, under which NFA may agree to use its best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.

Disclosure of Portfolio Holdings
The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.
The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:
•Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
•Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
•Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.
Except for the NVIT Jacobs Levy Large Cap Growth Fund and NVIT Jacobs Levy Large Cap Core Fund, each Fund posts onto the Trust’s internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the SEC. The NVIT Government Money Market Fund posts onto the Trust’s internet site, no later than the fifth business day of each month, a schedule of its investments as of the last business day or subsequent calendar day of the prior month and maintains such portfolio holdings information for no less than six months after posting. All Funds (including the NVIT Jacobs Levy Large Cap Growth Fund and NVIT Jacobs Levy Large Cap Core Fund), disclose their complete portfolio holdings information to the SEC using Form N-PORT within 60 days of the end of the third month of the first and third quarters of the Funds' fiscal year and on Form N-CSR on the second and fourth quarters of the Funds' fiscal year. The NVIT Government Money Market Fund discloses its complete portfolio holdings information to the SEC on Form N-CSR and files monthly reports using Form N-MFP. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.
Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Leadership Team or its duly authorized delegate and will be made only when:
•a Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
•the recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
•the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.
Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.
The Funds have ongoing arrangements to distribute information about the Funds' portfolio holdings to the Funds' third-party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper); SunGard Financial Systems (Wall Street Concepts); Style Research, Inc.; Ernst & Young, LLP; Institutional Shareholder Services, Inc.; Lipper Inc., Morningstar, Inc.; Bloomberg LP; Global Trading

Analytics; RiskMetrics Group, Inc.; FactSet Research Systems, Inc.; the Investment Company Institute; ICE Data Pricing & Reference Data LLC; GTA Babelfish, LLC; KPMG LLC; and, on occasion, to transition managers such as BlackRock Institutional Trust Company; Fidelity Capital Markets (a division of National Financial Services, LLC); Capital Institutional Services; State Street Bank and Trust Company; Electra Information Systems; Virtu Americas LLC; Russell Investments Implementation Services, LLC; or Macquarie Capital (USA) Inc.; where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.
NFA conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff also will submit annually to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.
Trustees and Officers of the Trust
Management Information
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 85 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.
Independent Trustees
Kristina Junco Bradshaw
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1980	Trustee since January 2023	132
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020.
Prior to this time, Ms. Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from
June 2002 to July 2004.

Other Directorships held During the Past Five Years[2]
Board Member of Southern Smoke Foundation from August 2020 to present, Advisory Board Member of Dress for Success from April 2013 to present, Trustee/Executive Board Member of Houston Ballet from September 2011 to present and
President since July 2022, and Board Member of Hermann Park Conservancy from August 2011 to present, serving as
Board Chair since 2020.

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a Chartered Financial Analyst.

Lorn C. Davis
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1968	Trustee since January 2021	132
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From
September 1998 until May 2016, Mr. Davis originated and managed debt and equity investments for John Hancock Life
Insurance Company (U.S.A.)/Hancock Capital Management, LLC, serving as a Managing Director from September 2003 through May 2016.

Other Directorships held During the Past Five Years[2]
Board Member of Outlook Group Holdings, LLC from July 2006 to May 2016, serving as Chair to the Audit committee and member of the Compensation committee, Board Member of MA Holdings, LLC from November 2006 to October
2015, Board Member of IntegraColor, Ltd. from February 2007 to September 2015, Board Member of The Pine Street Inn
from 2009 to present, currently serving as Chair of the Board, Member of the Advisory Board (non-fiduciary) of
Mearthane Products Corporation from September 2019 to present, and Board Member of The College of Holy Cross since
July 2022.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience; significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of
Director Education from the National Association of Corporate Directors in 2008.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	132
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. From 1988 through 2003, Ms. Jacobs was a Managing Director and European Portfolio Manager of CREF
Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund). Ms. Jacobs also served as
Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January
2001 through January 2006.

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Jacobs has significant board experience and significant executive and portfolio management experience in the investment management industry.

Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012; Chairman since January 2021	132
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Karlawish is a Senior Director of Wealth Management with Curi Capital which acquired Park Ridge Asset
Management, LLC in August 2022. Prior to this time, Mr. Karlawish was a partner with Park Ridge Asset Management,
LLC since December 2008 and also served as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable
Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T
Variable Insurance Funds; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	132
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October
2005.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital
Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	132
Principal Occupation(s) During the Past Five Years (or Longer)
Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a
$2.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Kridler has significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations and significant service to his community and the philanthropic field in numerous leadership roles.

Charlotte Tiedemann Petersen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1960	Trustee since January 2023	132
Principal Occupation(s) During the Past Five Years (or Longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment
Officer at Alexander Capital Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen
was a Portfolio Manager, Partner and Management Committee member of Denver Investment Advisors LLC.

Other Directorships held During the Past Five Years[2] Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer
Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.

David E. Wezdenko
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since January 2021	132
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Wezdenko is a Co-Founder of Blue Leaf Ventures (venture capital firm, founded May 2018). From November 2008 until December 2017, Mr. Wezdenko was Managing Director of JPMorgan Chase & Co.

Other Directorships held During the Past Five Years[2]
Independent Trustee for National Philanthropic Trust from October 2021 to present. Board Director of J.P. Morgan Private
Placements LLC from January 2010 to December 2017.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.

Interested Trustee
M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	132

Principal Occupation(s) During the Past Five Years (or Longer)
Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC)
from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years[2]
Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company
2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of
NORCAL Mutual Insurance Company 2009-2021, Director of Medicus Insurance Company 2009-present, Director of
Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and
Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Koken has significant board experience and significant executive, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns 75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
2
Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act, which are required to be disclosed in this SAI. In addition, certain other directorships not meeting the aforementioned requirements may be included for certain Trustees such as board positions on non-profit organizations.
3
Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.
Officers of the Trust
Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served
1963	President, Chief Executive Officer and Principal Executive Officer since September 2022
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President
of Nationwide Mutual Insurance Company.[1] He previously served as the Trust’s Treasurer and Principal Financial Officer.

David Majewski
Year of Birth	Positions Held with Funds and Length of Time Served
1976	Treasurer and Principal Financial Officer since September 2022
Principal Occupation(s) During the Past Five Years (or Longer) Mr. Majewski previously served as the Trust’s Assistant Secretary and Assistant Treasurer.
Kevin Grether
Year of Birth	Positions Held with Funds and Length of Time Served
1970	Senior Vice President and Chief Compliance Officer since December 2021
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Grether is Senior Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice
President of Nationwide Mutual Insurance Company.[1] He previously served as the VP, Chief Compliance Officer for the
Nationwide Office of Investments and its registered investment adviser, Nationwide Asset Management.

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served
1970	Secretary, Senior Vice President and General Counsel since December 2019
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of
Nationwide Mutual Insurance Company.[1] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Steven D. Pierce
Year of Birth	Positions Held with Funds and Length of Time Served
1965	Senior Vice President, Head of Business and Product Development since March 2020

Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Pierce is Senior Vice President, Head of Business and Product Development for Nationwide Funds Group, and is a Vice
President of Nationwide Mutual Insurance Company.[1]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds
Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]

1
These positions are held with an affiliated person or principal underwriter of the Funds.
Responsibilities of the Board of Trustees
The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.
Board Leadership Structure
The Board approves financial arrangements and other agreements between the Funds, on the one hand, and NFA, any subadvisers or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Board has determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board (“Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.
This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds' current operations.
Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.
The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.

Board Oversight of Trust Risk
The Board’s role is one of oversight, including oversight of the Funds' risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds' affairs. While risk management is the primary responsibility of NFA and the Funds' subadvisers, the Trustees regularly receive reports from NFA, Nationwide Fund Management LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.
The Funds have retained NFA as the Funds' investment adviser and NFM as the Funds' administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Fund-of-Funds, to one or more subadvisers. NFA and NFM are primarily responsible for the Funds' operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds' subadvisers, if any. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.
Committees of the Board
The Board has three standing committees: Audit and Operations Committee, Nominating and Fund Governance Committee, and Investment Committee. The function of each Committee is oversight. In addition, each Committee may from time to time delegate certain of its functions to an ad hoc committee comprised of members of the Board that will report to the Committee or the Board with its recommendations, as determined at the time of such delegation.
The purposes of the Audit and Operations Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit–the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof, including periodic review of the performance of the independent auditors; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors; (f) meet and consider the reports of the Trust's independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer; (h) review information provided to the Committee regarding SEC examinations of the Trust and its service providers; (i) to review and oversee the actions of the principal underwriter and investment advisers with respect to distribution of the Funds’ shares including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (j) review and evaluate the transfer agency services, administrative services, custody services, and such other services as may be assigned from time to time to the Committee by the Board; (k) assist the Board in the design and oversight of the process for reviewing and evaluating payments made from the assets of any of the Funds to financial intermediaries for sub-transfer agency services, shareholder services, administrative services, and similar services; (l) assist the board in its oversight and evaluation of policies, procedures, and activities of the Trust and of service providers to the Trust relating to cybersecurity and data security; (m) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, securities lending services; (n) assist the Board in its review, consideration and oversight of any credit facilities entered into for the benefit of the Trust or any of the Funds and the use thereof by the Funds, including any interfund lending facility; (o) assist the Board in its review and consideration of insurance coverages to be obtained by or for the benefit of the Trust or the Trustees of the Trust; and (p) undertake such other responsibilities as may be delegated to the

Committee by the Board. The Audit and Operations Committee met five times during the past fiscal year, and currently consists of the following Trustees: Ms. Bradshaw, Mr. Karlawish, Ms. Kosel (Chair) and Mr. Wezdenko, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications to the Board; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met four times during the past fiscal year, and currently consists of all the Independent Trustees.
The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at Attn: Secretary, Nationwide Variable Insurance Trust, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s); and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.
The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; (b) assist the Board in the design and oversight of the process for the renewal and amendment of the Funds' investment advisory and subadvisory contracts subject to the requirements of Section 15 of the 1940 Act; (c) assist the Board in its oversight of a liquidity risk management program for the Funds pursuant to Rule 22e-4 under the 1940 Act; (d) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (e) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to money market funds under Rule 2a-7 under the 1940 Act; (f) review and oversee the investment advisers’ brokerage practices, including the use of “soft dollars”; (g) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to transactions involving affiliated persons of a Trust, or affiliated persons of such affiliated persons; (h) assist the Board in its review and oversight of proxy voting by the series of the Trust; and (i) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Davis, Ms. Jacobs, Mr. Kridler (Chair) and Ms. Petersen, each of whom is not an interested person of the Trust, as defined in the 1940 Act, and Ms. Koken, who is an interested person of the Trust, as defined in the 1940 Act.
Ownership of Shares of Nationwide Funds as of December 31, 2022
Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Kristina Bradshaw[2]	None	None
Lorn C. Davis	None	Over $100,000
Barbara I. Jacobs	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Douglas F. Kridler	None	Over $100,000
Charlotte Petersen[2]	None	None
David E. Wezdenko	None	Over $100,000
Interested Trustee
M. Diane Koken	None	Over $100,000
1
Individual investors, like the Trustees, are not eligible to purchase shares of the Funds because Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts or to registered management investment companies advised by NFA.

2
Mses. Bradshaw’s and Petersen’s terms as Independent Trustees commenced effective January 1, 2023.
Ownership in the Funds’ Investment Adviser,1 Subadvisers2 or Distributor3 as of December 31, 2022
Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Kristina Bradshaw[4]	N/A	N/A	N/A	None	N/A
Lorn C. Davis	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
Charlotte Petersen[4]	N/A	N/A	N/A	None	N/A
David E. Wezdenko	N/A	N/A	N/A	None	N/A
1
Nationwide Fund Advisors.
2
As of December 31, 2022, subadvisers to the Trust included: Allspring Global Investments, LLC; American Century Investment Management, Inc.; Amundi Asset Management US, Inc.; AQR Capital Management, LLC; BlackRock Investment Management, LLC; Columbia Management Investment Advisers, LLC; DoubleLine Capital LP; Dreyfus, a division of BNY Mellon Investment Adviser, Inc.; Federated Investment Management Company; Goldman Sachs Asset Management, L.P.; Insight North America LLC; Invesco Advisers, Inc.; Jacobs Levy Equity Management, Inc.; J.P. Morgan Investment Management Inc.; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; Neuberger Berman Investment Advisors, LLC; Nationwide Asset Management, LLC; Newton Investment Management Limited; Newton Investment Management North America, LLC; NS Partners Ltd; Thompson, Siegel & Walmsley LLC; Victory Capital Management Inc.; WCM Investment Management, LLC; and Wellington Management Company LLP.
3
Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
4
Mses. Bradshaw’s and Petersen’s terms as Independent Trustees commenced effective January 1, 2023.
Compensation of Trustees
The Independent Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Compensation Table below sets forth the total compensation paid to the Independent Trustees, before reimbursement of any expenses incurred by them, for the fiscal year ended December 31, 2022. In addition, the Compensation Table sets forth the total compensation paid to the Independent Trustees from all the funds in the Fund Complex for the twelve months ended December 31, 2022. Trust officers receive no compensation from the Trust in their capacity as officers. The Adviser or an affiliate of the Adviser pays the fees, if any, and expenses of any Trustees who are interested persons of the Trust. Accordingly, Ms. Koken was not compensated by the funds in the Fund Complex and, therefore, is not included in the Compensation Table below.
The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.
Name of Trustee	Aggregate Compensation from the Trust[3]	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Paula H.J. Cholmondeley[2]	$277,319	N/A	N/A	$380,000
Lorn C. Davis	266,372	N/A	N/A	365,000
Phyllis Kay Dryden[2]	266,372	N/A	N/A	365,000
Barbara I. Jacobs	277,319	N/A	N/A	380,000
Keith F. Karlawish	343,001	N/A	N/A	475,000
Carol A. Kosel	291,915	N/A	N/A	410,000
Douglas F. Kridler	291,915	N/A	N/A	405,000
David E. Wezdenko	266,372	N/A	N/A	370,000
1
As of December 31, 2022, the Fund Complex included two trusts comprising 134 investment company funds or series.
2
Mses. Cholmondeley and Dryden retired as Independent Trustees effective December 31, 2022.

3
In addition, the Trust compensated Mses. Bradshaw and Petersen, nominees as Independent Trustees, for their attendance at three meetings of the Board during the fiscal year ended December 31, 2022. Mses. Bradshaw and Petersen were nominated to the Board on June 15, 2022 and joined the Board effective January 1, 2023.
Code of Ethics
Federal law requires the Trust, each of its investment advisers and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.
Proxy Voting Guidelines
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds' proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds' website at https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, or (iii) on the SEC’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.
Investment Advisory and Other Services
Trust Expenses
The Trust pays, on behalf of the Funds, the compensation of the Trustees who are not interested persons (as described in the 1940 Act) of the Trust, and all expenses (other than those assumed by the Adviser), including governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which include the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the Independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.
Investment Adviser
NFA, located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.
Under the Investment Advisory Agreement (“Agreement”) with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Board of Trustees. NFA operates primarily as a “Manager-of-Managers” under which NFA, rather than managing most Funds directly, instead oversees one or more subadvisers.
NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. NFA is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, NFA does not intend to do so as a routine matter at this time. The Adviser and the Trust have received two exemptive orders from the SEC for a multi-manager structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
All of the Funds to which this SAI relates are subadvised.
NFA pays the compensation of the officers of the Trust employed by NFA and pays the compensation and expenses of any Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
The Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of no more than two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA on not more than 60 days’ written notice. The Agreement further provides that NFA may render similar services to others.
For services provided under the Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:
Funds of the Trust	Advisory Fees
NVIT Allspring Discovery Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more
NVIT Amundi Multi Sector Bond Fund	0.575% on assets up to $200 million 0.550% for assets of $200 million and more but less than $500 million 0.525% on assets of $500 million and more
NVIT AQR Large Cap Defensive Style Fund
0.60% on assets up to $250 million
0.575% on assets of $250 million or more but less than $1 billion
0.55% on assets of $1 billion or more but less than $2 billion
0.525% on assets of $2 billion or more but less than $5 billion
0.50% on assets of $5 billion or more

NVIT BlackRock Equity Dividend Fund
0.70% on assets up to $100 million
0.65% on assets of $100 million and more but less than $250 million
0.60% on assets of $250 million and more but less than $500 million
0.55% on assets of $500 million and more

NVIT BNY Mellon Core Plus Bond Fund	0.45% on assets up to $1 billion 0.44% on assets of $1 billion and more but less than $1.5 billion 0.43% on assets of $1.5 billion and more

Funds of the Trust	Advisory Fees
NVIT BNY Mellon Dynamic U.S. Core Fund	0.50% on assets up to $500 million 0.475% on assets of $500 million and more but less than $1 billion 0.45% on assets of $1 billion and more
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	0.57% on assets up to $500 million 0.55% on assets of $500 million and more but less than $1 billion 0.53% on assets of $1 billion and more
NVIT Bond Index Fund	0.195% on assets up to $1.5 billion 0.155% on assets of $1.5 billion and more but less than $3 billion 0.145% on assets of $3 billion and more
NVIT Calvert Equity Fund	0.65% on assets up to $1 billion 0.60% on assets of $1 billion and more
NVIT Columbia Overseas Value Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more
NVIT Core Bond Fund	0.40% on assets up to $1 billion 0.38% on assets of $1 billion and more
NVIT DoubleLine Total Return Tactical Fund	0.58% on assets up to $500 million 0.555% on assets of $500 million and more but less than $1 billion 0.53% on assets of $1 billion and more
NVIT Emerging Markets Fund	0.95% on assets up to $500 million 0.90% on assets of $500 million and more but less than $2 billion 0.85% on assets of $2 billion and more
NVIT Federated High Income Bond Fund
0.75% on assets up to $50 million
0.60% on assets of $50 million and more but less than $250 million
0.55% on assets of $250 million and more but less than $500 million
0.50% on assets of $500 million and more

NVIT Government Bond Fund
0.50% on assets up to $250 million
0.475% on assets of $250 million and more but less than $1 billion
0.45% on assets of $1 billion and more but less than $2 billion
0.425% on assets of $2 billion and more but less than $5 billion
0.40% on assets of $5 billion and more

NVIT Government Money Market Fund	0.30% on assets up to $1 billion 0.28% on assets of $1 billion and more but less than $2 billion 0.26% on assets of $2 billion and more but less than $5 billion 0.24% on assets of $5 billion and more
NVIT International Equity Fund	0.80% on assets up to $500 million 0.75% on assets of $500 million and more but less than $2 billion 0.70% on assets of $2 billion and more
NVIT International Index Fund	0.245% on assets up to $1.5 billion 0.205% on assets of $1.5 billion and more but less than $3 billion 0.195% on assets of $3 billion and more
NVIT J.P. Morgan Digital Evolution Strategy Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more
NVIT J.P. Morgan Innovators Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more
NVIT J.P. Morgan Large Cap Growth Fund	0.65% on assets up to $500 million 0.60% on assets of $500 million and more
NVIT J.P. Morgan MozaicSM Multi-Asset Fund	0.28% on all assets
NVIT J.P. Morgan U.S. Equity Fund	0.39% on all assets
NVIT J.P. Morgan US Technology Leaders Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more
NVIT Jacobs Levy Large Cap Core Fund	0.60% on assets up to $1 billion 0.55% on assets of $1 billion and more

Funds of the Trust	Advisory Fees
NVIT Jacobs Levy Large Cap Growth Fund	0.65% on assets up to $1 billion 0.60% on assets of $1 billion and more
NVIT Loomis Short Term Bond Fund	0.35% on assets up to $1 billion 0.34% on assets of $1 billion and more but less than $1.5 billion 0.33% on assets of $1.5 billion and more
NVIT Mid Cap Index Fund	0.205% on assets up to $1.5 billion 0.185% on assets of $1.5 billion and more but less than $3 billion 0.175% on assets of $3 billion and more
NVIT Multi-Manager Mid Cap Value Fund	0.75% on assets up to $1 billion 0.73% on assets of $1 billion and more
NVIT Multi-Manager Small Cap Growth Fund	0.84% on assets up to $200 million 0.79% on assets of $200 million and more
NVIT Multi-Manager Small Cap Value Fund	0.87% on assets up to $200 million 0.82% on assets of $200 million and more
NVIT Multi-Manager Small Company Fund	0.885% on assets up to $200 million 0.835% on assets of $200 million and more
NVIT NS Partners International Focused Growth Fund	0.85% on assets up to $500 million; 0.82% on assets of $500 million and more but less than $1 billion; and 0.80% on assets of $1 billion and more
NVIT Real Estate Fund	0.70% on assets up to $500 million 0.65% on assets of $500 million and more but less than $1 billion 0.60% on assets of $1 billion or more
NVIT S&P 500 Index Fund	0.125% on assets up to $1.5 billion 0.105% on assets of $1.5 billion and more but less than $3 billion 0.095% on assets of $3 billion and more
NVIT Small Cap Index Fund	0.19% on assets up to $1.5 billion 0.17% on assets of $1.5 billion and more but less than $3 billion 0.16% on assets of $3 billion and more
Limitation of Fund Expenses
In the interest of limiting the expenses of certain Funds, NFA may from time to time waive some, or all, of its investment advisory fee or reimburse other fees for any of the Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time that NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is made no more than three years from the date in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.
Until at least April 30, 2024, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, fees paid to JPMorgan Chase Bank, N.A. (“JPMorgan”) (as the Trust’s sub-administrator) related to the SEC’s Financial Reporting Modernization and Liquidity Risk Management Program Rules, as provided for in Amendment No. 10 to the Sub-Administration Agreement between

JPMorgan and Nationwide Fund Management LLC, dated July 1, 2018, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business, for all share classes of the following Funds of the Trust:
NVIT Allspring Discovery Fund to 0.78%
NVIT Amundi Multi Sector Bond Fund to 0.78%
NVIT BlackRock Equity Dividend Fund to 0.65%
NVIT BNY Mellon Core Plus Bond Fund to 0.55%
NVIT Bond Index Fund to 0.29%
NVIT Calvert Equity Fund to 0.78%
NVIT Columbia Overseas Value Fund to 0.87%
NVIT DoubleLine Total Return Tactical Fund to 0.58%
NVIT Emerging Markets Fund to 1.20%
NVIT Federated High Income Bond Fund to 0.76%
NVIT International Equity Fund to 0.83%
NVIT International Index Fund to 0.34%
NVIT J.P. Morgan Digital Evolution Strategy Fund to 0.62% until April 30, 2024
NVIT J.P. Morgan Innovators Fund to 0.62% until April 30, 2024
NVIT J.P. Morgan Large Cap Growth Fund to 0.62% until April 30, 2024
NVIT J.P. Morgan MozaicSM Multi-Asset Fund to 0.43%
NVIT J.P. Morgan U.S. Equity Fund to 0.44%
NVIT J.P. Morgan US Technology Leaders Fund to 0.62% until April 30, 2024
NVIT Jacobs Levy Large Cap Growth Fund to 0.66%
NVIT Mid Cap Index Fund to 0.30%
NVIT Multi-Manager Mid Cap Value Fund to 0.79%
NVIT Multi-Manager Small Cap Growth Fund to 0.94%
NVIT Multi-Manager Small Cap Value Fund to 0.91%
NVIT NS Partners International Focused Growth Fund to 0.88%
NVIT S&P 500 Index Fund to 0.21%
NVIT Small Cap Index Fund to 0.28%
Until at least April 30, 2024, for the NVIT BNY Mellon Dynamic U.S. Core Fund, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses (without exclusions) for the Fund’s share classes as follows: 0.65%, 0.90%, 0.75% and 0.50% for Class I, Class II, Class P and Class Y shares, respectively.
Until at least April 30, 2024, for the NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses (without exclusions) for the Fund’s share classes as follows: 0.92%, 1.09%, 0.79%, 0.67% and 1.04% for Class I, Class II, Class X, Class Y and Class Z shares, respectively.
In addition to the foregoing, until at least April 30, 2024, NFA also has agreed contractually to waive advisory fees in respect of the following Funds, equal to the amounts shown in the table below, calculated monthly based on each Fund’s average daily net assets. NFA shall not be entitled to reimbursements of amounts waived pursuant to these separate fee waiver agreements.
Name of Fund	Amount of Advisory Fee Waiver
NVIT Allspring Discovery Fund	0.029% per annum
NVIT BNY Mellon Core Plus Bond Fund	0.0111% per annum
NVIT BNY Mellon Dynamic U.S. Core Fund	0.038% per annum
NVIT Calvert Equity Fund	0.05% per annum
NVIT Emerging Markets Fund	0.0873% per annum
NVIT Government Bond Fund	0.015% per annum
NVIT Jacobs Levy Large Cap Core Fund	0.055% per annum

Name of Fund	Amount of Advisory Fee Waiver
NVIT Loomis Short Term Bond Fund	0.00837% per annum
NVIT Multi-Manager Mid Cap Value Fund	0.0303% per annum
NVIT Multi-Manager Small Company Fund	0.023% per annum
NVIT NS Partners International Focused Growth Fund	0.058% per annum
NVIT Real Estate Fund	0.013% per annum
In addition, NFA has entered into a written contract with the Trust under which the Trust and NFA agree to limit total fund operating expenses in respect of the following Funds and share classes, equal to the amounts shown in the table below (“Operating Expense Limits):
Fund and Share Class	Operating Expense Limit
NVIT Allspring Discovery Fund Class I	0.92%*
NVIT BNY Mellon Core Plus Bond Fund Class I	0.69%**
NVIT BNY Mellon Core Plus Bond Fund Class P	0.79%**
NVIT BNY Mellon Dynamic U.S. Equity Income Fund Class I	1.01%*
NVIT Emerging Markets Fund Class II	1.43%*
NVIT Mid Cap Index Fund Class II	0.72%**
NVIT NS Partners International Focused Growth Fund Class II	1.25%*
NVIT Real Estate Fund Class II	1.68%*
NVIT S&P 500 Index Fund Class I	0.54%*
NVIT S&P 500 Index Fund Class II	0.52%**
*
The Operating Expense Limit in any year will be a percentage of the average daily net assets of each identified class of a Fund, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities (but including acquired fund fees and expenses, if any). Such Operating Expense Limit will take effect upon the date that the identified Funds replace certain third-party funds available in variable annuity and variable life insurance products issued by Nationwide Life Insurance Company and/or its affiliates and continue until the second anniversary thereof, following which it will expire.
**
The Operating Expense Limit in any year will be a percentage of the average daily net assets of each identified class of a Fund, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities (but including acquired fund fees and expenses, if any). Such Operating Expense Limit will take effect upon the date that the identified Funds replace certain third-party funds available in variable annuity and variable life insurance products issued by Nationwide Life Insurance Company and/or its affiliates and continue until the second anniversary thereof, and from year to year thereafter, provided such continuance is approved by a majority of the Independent Trustees.
With respect to the NVIT Allspring Discovery Fund, NVIT BNY Mellon Core Plus Bond Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT Emerging Markets Fund, NVIT Mid Cap Index Fund, NVIT NS Partners International Focused Growth Fund, NVIT Real Estate Fund and NVIT S&P 500 Index Fund, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser at a later date in the same manner as is provided in the Expense Limitation Agreement described above.

Investment Advisory Fees Paid
During the fiscal years ended December 31, 2021, 2020, and 2019, the Funds listed below paid NFA fees for investment advisory services, after waivers and reimbursements:
	Fiscal Years Ended December 31,
	2021		2020		2019
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees
NVIT Allspring Discovery Fund	$5,635,447	$5,189,895	$4,475,464	$4,085,522	$4,964,556	$4,757,521
NVIT Amundi Multi-Sector Bond Fund	1,665,494	1,665,494	1,503,968	1,503,968	1,654,941	1,654,941
NVIT AQR Large Cap Defensive Style Fund	4,381,476	4,381,476	3,919,698	3,919,698	4,380,999	4,380,999
NVIT BlackRock Equity Dividend Fund	3,202,421	2,965,053	2,452,532	2,181,338	2,307,290	2,051,590
NVIT BNY Mellon Core Plus Bond Fund	7,487,118	7,423,827	7,453,255	7,453,255	7,425,695	7,425,695
NVIT BNY Mellon Dynamic U.S. Core Fund	9,570,516	8,398,946	7,658,713	6,538,851	7,394,712	6,346,870
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	3,007,187	2,921,389	1,992,465	1,977,350	2,073,749	2,073,749
NVIT Bond Index Fund	4,124,562	4,124,562	4,386,216	4,386,216	4,206,769	4,206,769
NVIT Calvert Equity Fund	857,024	764,070	699,529	622,847	761,012	753,333
NVIT Columbia Overseas Value Fund	2,200,367	2,168,663	1,474,337	1,474,285	1,428,891	1,428,891
NVIT Core Bond Fund	5,397,366	5,397,366	5,591,610	5,591,610	5,553,135	5,553,135
NVIT Doubleline Total Return Tactical Fund	1,162,639	932,028	1,115,967	894,848	1,035,466	791,938
NVIT Emerging Markets Fund	5,625,235	5,140,474	6,582,765	6,164,013	8,256,125	7,821,672
NVIT Federated High Income Bond Fund	825,174	739,684	800,741	712,394	880,558	814,605
NVIT Government Bond Fund	2,171,532	2,104,924	2,315,341	2,244,205	2,313,563	2,242,470
NVIT Government Money Market Fund	5,600,345	400,008	5,580,661	3,780,345	4,785,871	4,785,871
NVIT International Equity Fund	845,499	834,929	733,043	723,881	834,705	824,270
NVIT International Index Fund	4,860,498	4,860,498	4,384,303	4,384,303	4,759,240	4,759,240
NVIT J.P. Morgan Digital Evolution Strategy Fund*	N/A	N/A	N/A	N/A	N/A	N/A
NVIT J.P. Morgan Innovators Fund*	N/A	N/A	N/A	N/A	N/A	N/A
NVIT J.P. Morgan Large Cap Growth Fund*	N/A	N/A	N/A	N/A	N/A	N/A
NVIT J.P. Morgan Mozaic Multi-Asset Fund**	73,599	0	30,224	0	3,473	0
NVIT J.P. Morgan U.S. Equity Fund**	115,236	0	28,159	0	2,166	0
NVIT J.P. Morgan US Technology Leaders Fund*	N/A	N/A	N/A	N/A	N/A	N/A
NVIT Jacobs Levy Large Cap Core Fund	1,537,169	1,537,169	1,263,089	1,263,089	1,340,280	1,340,280
NVIT Jacobs Levy Large Cap Growth Fund	1,537,068	1,320,280	1,236,788	996,362	9,614,601	9,487,819
NVIT Loomis Short Term Bond Fund	6,128,048	6,128,048	6,358,230	6,358,230	6,227,298	6,227,298
NVIT Mid Cap Index Fund	3,332,857	3,332,857	2,582,917	2,582,917	2,704,200	2,704,200
NVIT Multi-Manager Mid Cap Value Fund	2,779,963	2,522,626	2,297,754	2,106,295	3,686,529	3,584,033
NVIT Multi-Manager Small Cap Growth Fund	1,375,950	1,336,639	1,010,218	942,228	1,590,045	1,563,820
NVIT Multi-Manager Small Cap Value Fund	2,065,828	1,913,486	1,415,408	1,267,294	2,369,896	2,338,208

	Fiscal Years Ended December 31,
	2021		2020		2019
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees
NVIT Multi-Manager Small Company Fund	3,540,569	3,444,981	2,362,632	2,299,489	2,658,000	2,586,732
NVIT NS Partners International Focused Growth Fund	2,405,696	2,032,985	1,649,179	1,275,617	7,823,675	7,724,672
NVIT Real Estate Fund	1,910,981	1,666,689	1,629,539	1,414,601	1,897,045	1,654,206
NVIT S&P 500 Index Fund	5,289,480	5,289,480	4,424,547	4,424,547	4,173,545	4,173,545
NVIT Small Cap Index Fund	929,871	929,871	663,821	657,696	624,489	624,489
*
Fund commenced operations on April 28, 2022.
**
Fund commenced operations on October 7, 2019.

Subadvisers
The subadvisers for the Funds are as follows:
Fund	Subadviser
NVIT Allspring Discovery Fund	Allspring Global Investments, LLC
NVIT Amundi Multi Sector Bond Fund	Amundi Asset Management US, Inc.
NVIT AQR Large Cap Defensive Style Fund	AQR Capital Management, LLC
NVIT BlackRock Equity Dividend Fund	BlackRock Investment Management, LLC
NVIT BNY Mellon Core Plus Bond Fund	Insight North America LLC
NVIT BNY Mellon Dynamic U.S. Core Fund	Newton Investment Management North America, LLC
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	Newton Investment Management North America, LLC
NVIT Bond Index Fund	BlackRock Investment Management, LLC
NVIT Calvert Equity Fund	Atlanta Capital Management Company, L.L.C.
NVIT Columbia Overseas Value Fund	Columbia Management Investment Advisers, LLC
NVIT Core Bond Fund	Nationwide Asset Management, LLC
NVIT DoubleLine Total Return Tactical Fund	DoubleLine Capital LP
NVIT Emerging Markets Fund	NS Partners Ltd Loomis, Sayles & Company, L.P.
NVIT Federated High Income Bond Fund	Federated Investment Management Company
NVIT Government Bond Fund	Nationwide Asset Management, LLC
NVIT Government Money Market Fund	Dreyfus, a division of BNY Mellon Investment Adviser, Inc.
NVIT International Equity Fund	Lazard Asset Management, LLC
NVIT International Index Fund	BlackRock Investment Management, LLC
NVIT J.P. Morgan Digital Evolution Strategy Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan Innovators Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan Large Cap Growth Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan MozaicSM Multi-Asset Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan U.S. Equity Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan US Technology Leaders Fund	J.P. Morgan Investment Management Inc.
NVIT Jacobs Levy Large Cap Core Fund	Jacobs Levy Equity Management, Inc.
NVIT Jacobs Levy Large Cap Growth Fund	Jacobs Levy Equity Management, Inc.
NVIT Loomis Short Term Bond Fund	Loomis, Sayles & Company, L.P.
NVIT Mid Cap Index Fund	BlackRock Investment Management, LLC
NVIT Multi-Manager Mid Cap Value Fund	American Century Investment Management, Inc. Thompson, Siegel & Walmsley LLC Victory Capital Management Inc.
NVIT Multi-Manager Small Cap Growth Fund	Invesco Advisers, Inc. Wellington Management Company LLP
NVIT Multi-Manager Small Cap Value Fund	Jacobs Levy Equity Management, Inc. WCM Investment Management, LLC
NVIT Multi-Manager Small Company Fund	Jacobs Levy Equity Management, Inc. Invesco Advisers, Inc.
NVIT NS Partners International Focused Growth Fund	NS Partners Ltd
NVIT Real Estate Fund	Wellington Management Company LLP
NVIT S&P 500 Index Fund	BlackRock Investment Management, LLC
NVIT Small Cap Index Fund	BlackRock Investment Management, LLC
Allspring Global Investments, LLC (“Allspring”), a registered investment adviser, is located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Allspring is a wholly-owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.

American Century Investment Management, Inc. (“American Century”) is located at 4500 Main Street, Kansas City, Missouri 64111, and was formed in 1958. American Century is wholly owned by American Century Companies, Inc. (“ACC”). The Stowers Institute of Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
Amundi Asset Management US, Inc. (“Amundi AM US”) is located at 60 State Street, Boston, Massachusetts, 02109. Amundi AM US is a Delaware corporation and is registered with the SEC as an investment adviser. Amundi AM US is a wholly owned subsidiary of Amundi US, Inc. and an indirect wholly owned subsidiary of Amundi.  Amundi, one of the world’s largest asset managers, is based in Paris, France.
AQR Capital Management, LLC (“AQR”) is located at Two Greenwich Plaza, Greenwich, CT 06830 and was founded in 1998. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.
Atlanta Capital Management Company, L.L.C. (“Atlanta Capital”), with offices at 1075 Peachtree Street, Suite 2100, Atlanta, GA 30309, is the subadviser to the NVIT Calvert Equity Fund. Atlanta Capital was founded in 1969 as a registered investment adviser. Like its affiliate Calvert Research and Management, Atlanta Capital is an indirect, wholly owned subsidiary of Morgan Stanley.
BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Drive, Princeton, New Jersey 08540, is a wholly owned indirect subsidiary of BlackRock, Inc., a Delaware corporation. BlackRock was organized in 1999 and is a registered investment adviser and a registered commodity pool operator.
Columbia Management Investment Advisers, LLC (“CMIA”), located at 290 Congress Street, Boston, MA 02210, is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. CMIA’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, CMIA acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of December 31, 2021, CMIA had approximately $452.1 billion in assets under management.
DoubleLine Capital LP (“DoubleLine”) is located at 2002 N. Tampa Street, Suite 200, Tampa, Florida 33602. DoubleLine is a Delaware limited partnership, the general partner of which is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach, a portfolio manager of the Fund. As of December 31, 2022, DoubleLine had approximately $93 billion in assets under management.
Dreyfus (“Dreyfus”), a division of BNY Mellon Investment Adviser, Inc. (“BNYMIA”), a U.S.-registered investment adviser organized under the laws of the State of New York, is located at 200 Park Avenue, New York, NY 10166. BNYMIA is a wholly owned subsidiary of MBC Investments Corporation, which in turn is a wholly owned subsidiary of The Bank of New York Mellon Corporation. Dreyfus offers money market funds and strategies to U.S. and non-U.S. investors.
Federated Investment Management Company (“Federated”) is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated is a subsidiary of Federated Hermes, Inc. Federated and other subsidiaries of Federated Hermes, Inc. serve as investment advisers to a number of investment companies as well as a variety of other customized separately managed accounts, private funds and pooled investment vehicles. Federated Advisory Services Company, an affiliate of the sub-adviser, provides certain support services to Federated. The fee for these services is paid by Federated and not by the Fund.
Insight North America LLC (“Insight”) is located at 200 Park Avenue, New York, NY 10166. Insight is a New York limited liability company formed as a subsidiary of The Bank of New York Mellon Corporation in 2004 and has been registered as an investment adviser since 2009.
Invesco Advisers, Inc. (“Invesco”) is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco, as successor in interest to multiple investment advisers, is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

J.P. Morgan Investment Management Inc. (“JPMIM”) is located at 383 Madison Avenue, New York, NY 10179. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly traded corporation that is listed on the New York Stock Exchange (Ticker: JPM). JPMIM offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) was established in 1986 as a New Jersey corporation and is located at 100 Campus Drive, Florham Park, NJ 07932. Jacobs Levy is an independent investment advisory firm registered with the SEC. Principals Bruce I. Jacobs and Kenneth N. Levy own Jacobs Levy.
Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Plaza, New York, NY 10112, was formally established in 1970, as the U.S. investment management division of parent company Lazard Frères & Co. LLC (LF&Co.). In 1997, the U.S. and U.K. investment management firms were united to form a single entity, allowing Lazard to provide a more globally integrated perspective. In January 2003, Lazard was established as a separate subsidiary of LF&Co. In 2005, Lazard became a public company, listing on the New York Stock Exchange as LAZ. As of December 31, 2021, Lazard had $240.3 billion in assets under management.
Loomis, Sayles & Company, L.P. (“LOOMIS SAYLES”), located at One Financial Center, Boston, Massachusetts 02111, was founded in 1926 and is one of the oldest investment advisory firms in the United States with over $363.1 billion in assets under management as of December 31, 2021. Loomis Sayles is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC. (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.
Nationwide Asset Management, LLC (“NWAM”), located at One Nationwide Plaza, Mail Code 1-20-19, Columbus, OH 43215, provides investment advisory services to registered investment companies and other types of accounts, such as institutional separate accounts. NWAM was organized in 2007, in part, to serve as investment subadviser for fixed-income funds. NWAM is a wholly owned subsidiary of Nationwide Mutual Insurance Company, and thus an affiliate of NFA.
Newton Investment Management North America, LLC (“NIMNA”) is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. NIMNA is a Delaware limited liability company formed as an indirect subsidiary of The Bank of New York Mellon Corporation in 2021 and is registered as an investment adviser.
NS Partners Ltd, located at Southwest House, 11a Regent Street St. James’s, London, SW1Y 4LR, United Kingdom, was founded in 1988 and is a registered investment adviser.
Thompson, Siegel & Walmsley LLC (“TSW”), a Delaware limited liability company, is located at 6641 West Broad Street, Suite 600, Richmond, Virginia 23230. TSW is an indirect wholly owned subsidiary of Pendal Group Limited and a direct subsidiary of Pendal (USA) Inc. Since 1970, TSW has provided investment management services to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.
Victory Capital Management Inc. (“Victory Capital”) is located at 15935 La Cantera Pkwy, San Antonio, TX 78256. Victory Capital is a New York corporation and is registered with the SEC as an investment adviser. Victory Capital is an indirect, wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). VCH is a Delaware corporation with its Class A common stock listed on the NASDAQ Global Select Market, under the symbol “VCTR.” Crestview Partners II GP, L.P. (and its affiliated funds) owns a controlling interest in VCH, with the remaining portion owned by Victory Capital employees and outside investors.
WCM Investment Management, LLC (“WCM”) is located at 281 Brooks Street, Laguna Beach, California 92651. WCM is a Delaware limited liability company that is privately owned and managed entirely by active employees.

Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2021, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.4 trillion in assets.
Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such agreement.
After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust’s Board of Trustees or by shareholders in order to continue. Subadvisory Agreements entered into with the Adviser prior to October 16, 2017, may be terminated, at any time, without penalty, by vote of a majority of the Trust’s Board of Trustees, by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), by the Adviser or by the applicable subadviser upon not more than 60 days’ written notice. Subadvisory Agreements entered into on or after October 16, 2017 (except as noted herein), may be terminated, at any time, without penalty, by vote of a majority of the Trust’s Board of Trustees, by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the subadviser, or by the subadviser upon not less than 120 days’ written notice to the Adviser and the Trust. Each Subadvisory Agreement terminates automatically if it is assigned.
Subadvisory Fees Paid
During the fiscal years ended December 31, 2021, 2020, and 2019, NFA paid to the subadvisers of the Funds listed below, the following amounts:
	Fiscal Years Ended December 31,
Fund	2021	2020	2019
NVIT Allspring Discovery Fund	$2,354,174	$1,909,210	$2,472,694
NVIT Amundi Multi-Sector Bond Fund	702,181	639,488	693,782
NVIT AQR Large Cap Defensive Style Fund	1,352,570	1,223,144	1,351,336
NVIT BlackRock Equity Dividend Fund	1,513,762	1,138,768	1,066,144
NVIT BNY Mellon Core Plus Bond Fund	2,623,378	2,762,756	2,753,151
NVIT BNY Mellon Dynamic U.S. Core Fund	3,638,911	2,937,475	2,957,552
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	1,320,988	882,789	1,059,899
NVIT Bond Index Fund	384,684	373,058	372,842
NVIT Calvert Equity Fund	329,625	302,526	409,776
NVIT Columbia Overseas Value Fund	1,027,255	707,411	762,077
NVIT Core Bond Fund	1,680,229	1,731,341	1,721,221
NVIT Doubleline Total Return Tactical Fund	574,415	552,640	509,182
NVIT Emerging Markets Fund	2,301,033	2,821,687	3,526,263
NVIT Federated High Income Bond Fund	387,573	377,393	410,649
NVIT Government Bond Fund	617,509	655,354	654,886
NVIT Government Money Market Fund	752,108	950,917	1,075,284
NVIT International Equity Fund	394,904	345,706	390,182
NVIT International Index Fund	595,069	537,065	582,457
NVIT J.P. Morgan Digital Evolution Strategy Fund*	N/A	N/A	N/A
NVIT J.P. Morgan Innovators Fund*	N/A	N/A	N/A
NVIT J.P. Morgan Large Cap Growth Fund*	N/A	N/A	N/A
NVIT J.P. Morgan Mozaic Multi-Asset Fund**	26,286	10,794	1,240

	Fiscal Years Ended December 31,
Fund	2021	2020	2019
NVIT J.P. Morgan U.S. Equity Fund**	59,095	14,440	1,111
NVIT J.P. Morgan US Technology Leaders Fund*	N/A	N/A	N/A
NVIT Jacobs Levy Large Cap Core Fund	896,685	736,804	781,833
NVIT Jacobs Levy Large Cap Growth Fund	703,531	586,230	3,923,039
NVIT Loomis Short Term Bond Fund	1,492,164	1,544,487	1,514,721
NVIT Mid Cap Index Fund	270,802	212,557	220,613
NVIT Multi-Manager Mid Cap Value Fund	1,500,454	1,306,513	2,087,465
NVIT Multi-Manager Small Cap Growth Fund	725,643	540,288	851,447
NVIT Multi-Manager Small Cap Value Fund	1,068,533	732,107	1,244,777
NVIT Multi-Manager Small Company Fund	1,825,787	1,234,000	1,388,468
NVIT NS Partners International Focused Growth Fund	990,199	699,340	3,696,667
NVIT Real Estate Fund	682,492	581,978	677,515
NVIT S&P 500 Index Fund	385,205	321,086	301,046
NVIT Small Cap Index Fund	137,972	102,361	95,552
*
Fund commenced operations on April 28, 2022.
**
Fund commenced operations on October 7, 2019.
Manager-of-Managers Structure
NFA and the Trust have received from the SEC two exemptive orders for a manager-of-managers structure. The first order allows NFA, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The first order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes are subject to approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The orders are intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.
Pursuant to the exemptive orders, NFA monitors and evaluates any subadvisers, which includes performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend changes of subadvisers frequently. NFA will regularly provide written reports to the Board of Trustees regarding the results of their evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.
Portfolio Managers
Appendix C contains the following information regarding the portfolio managers identified in the Funds’ Prospectuses: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.
Distributor
Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, serves as underwriter for each Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly owned subsidiary of NFS Distributors, Inc., which in turn is a wholly owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:
Nationwide Fund Advisors
Nationwide Fund Management LLC
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Jefferson National Life Insurance Company
Jefferson National Life Insurance Company of New York
Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company
Christopher Graham
Kevin Grether
M. Diane Koken
Lee T. Cummings
Steven D. Pierce
Stephen R. Rimes
David Majewski
In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee, if any, imposed on sales of shares of each Fund.

Distribution Plan
The Trust has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1 Plan”) of the 1940 Act with respect to certain classes of shares. The Rule 12b-1 Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Rule 12b-1 Plan, NFD is paid an annual fee in the following amounts:
Funds	Amount
NVIT Allspring Discovery Fund	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Core Plus Bond Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund[1]
NVIT Bond Index Fund
NVIT Calvert Equity Fund[2]
NVIT Columbia Overseas Value Fund
NVIT Core Bond Fund
NVIT DoubleLine Total Return Tactical Fund[3]
NVIT Emerging Markets Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT International Equity Fund
NVIT International Index Fund
NVIT J.P. Morgan MozaicSM Multi-Asset Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT Jacobs Levy Large Cap Core Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Loomis Short Term Bond Fund
NVIT Mid Cap Index Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT NS Partners International Focused Growth Fund
NVIT Real Estate Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund

NVIT Emerging Markets Fund	0.25% of the average daily net assets of Class D shares of each Fund, all of which will be considered a distribution fee.

NVIT BNY Mellon Core Plus Bond Fund	0.25% of the average daily net assets of Class P shares of each Fund, all of which will be considered a distribution fee.
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT Core Bond Fund
NVIT Government Bond Fund
NVIT Loomis Short Term Bond Fund

NVIT BNY Mellon Dynamic U.S. Equity Income Fund	0.25% of the average daily net assets of Class Z shares of each Fund, all of which will be considered a distribution fee.
NVIT Columbia Overseas Value Fund

Funds	Amount
NVIT International Index Fund[4]	0.40% of the average daily net assets of Class VIII shares of each Fund, all of which will be considered a distribution fee.
1
The Trust, on behalf of the NVIT BNY Mellon Dynamic U.S. Equity Income Fund, and NFD have entered into a contract waiving 0.08% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2024.
2
The Trust, on behalf of the NVIT Calvert Equity Fund, and NFD have entered into a contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2024.
3
The Trust, on behalf of the NVIT DoubleLine Total Return Tactical Fund, and NFD have entered into a contract waiving 0.10% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2024.
4
The Trust, on behalf of the NVIT International Index Fund, and NFD have entered into a contract waiving 0.05% of the Distribution and/or Service (12b-1) Fee for Class VIII shares until at least April 30, 2024.
During the fiscal year ended December 31, 2021, NFD earned the following distribution fees under the Rule 12b-1 Plan:
Fund	Fees Paid
NVIT Allspring Discovery Fund	$447,089
NVIT Amundi Multi Sector Bond Fund	0
NVIT AQR Large Cap Defensive Style Fund	303,773
NVIT BlackRock Equity Dividend Fund	1,070,193
NVIT BNY Mellon Core Plus Bond Fund	380,468
NVIT BNY Mellon Dynamic U.S. Core Fund	1,141,619
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	622,580
NVIT Bond Index Fund	0
NVIT Calvert Equity Fund	110,709
NVIT Columbia Overseas Value Fund	526,457
NVIT Core Bond Fund	302,561
NVIT DoubleLine Total Return Tactical Fund	30,817
NVIT Emerging Markets Fund	254,375
NVIT Federated High Income Bond Fund	0
NVIT Government Bond Fund	21,048
NVIT Government Money Market Fund	0
NVIT International Equity Fund	121,477
NVIT International Index Fund	576,755
NVIT J.P. Morgan MozaicSM Multi-Asset Fund	59,713
NVIT J.P. Morgan U.S. Equity Fund	73,712
NVIT Jacobs Levy Large Cap Core Fund	131,187
NVIT Jacobs Levy Large Cap Growth Fund	385,861
NVIT Loomis Short Term Bond Fund	497,299
NVIT Mid Cap Index Fund	79,049
NVIT Multi-Manager Mid Cap Value Fund	876,217
NVIT Multi-Manager Small Cap Growth Fund	163,098
NVIT Multi-Manager Small Cap Value Fund	135,069
NVIT Multi-Manager Small Company Fund	166,178
NVIT NS Partners International Focused Growth Fund	417,916
NVIT Real Estate Fund	247,311
NVIT S&P 500 Index Fund	3,807,255
NVIT Small Cap Index Fund	642,485

The following expenditures were made during the fiscal year ended December 31, 2021 using the Rule 12b-1 fees received by NFD with respect to the Funds.
Fund	Prospectus Printing & Mailing[1]	Distributor Compensation & Costs	Broker- Dealer Compensation & Costs[2]
NVIT Allspring Discovery Fund	$0	$17,971	$429,117
NVIT Amundi Multi Sector Bond Fund	0	0	0
NVIT AQR Large Cap Defensive Style Fund	0	0	303,772
NVIT BlackRock Equity Dividend Fund	0	0	1,070,193
NVIT BNY Mellon Core Plus Bond Fund	0	0	380,468
NVIT BNY Mellon Dynamic U.S. Core Fund	0	0	1,141,619
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	0	154,771	467,809
NVIT Bond Index Fund	0	0	0
NVIT Calvert Equity Fund	0	0	110,708
NVIT Columbia Overseas Value Fund	0	168,070	358,387
NVIT Core Bond Fund	0	0	302,561
NVIT DoubleLine Total Return Tactical Fund	0	0	30,817
NVIT Emerging Markets Fund	0	0	254,375
NVIT Federated High Income Bond Fund	0	0	0
NVIT Government Bond Fund	0	0	21,048
NVIT Government Money Market Fund	0	0	0
NVIT International Equity Fund	0	23	121,455
NVIT International Index Fund	0	0	576,755
NVIT J.P. Morgan MozaicSM Multi-Asset Fund	0	7,793	51,920
NVIT J.P. Morgan U.S. Equity Fund	0	4,448	69,264
NVIT Jacobs Levy Large Cap Core Fund	0	0	131,187
NVIT Jacobs Levy Large Cap Growth Fund	0	0	385,861
NVIT Loomis Short Term Bond Fund	0	0	497,299
NVIT Mid Cap Index Fund	0	0	79,050
NVIT Multi-Manager Mid Cap Value Fund	0	54,074	822,143
NVIT Multi-Manager Small Cap Growth Fund	0	0	163,097
NVIT Multi-Manager Small Cap Value Fund	0	0	135,068
NVIT Multi-Manager Small Company Fund	0	0	166,178
NVIT NS Partners International Focused Growth Fund	0	0	417,916
NVIT Real Estate Fund	0	0	247,311
NVIT S&P 500 Index Fund	0	0	3,807,254
NVIT Small Cap Index Fund	0	0	642,485
1
Printing and/or mailing of prospectuses to other than current Fund shareholders.
2
Broker/dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.
These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Rule 12b-1 Plan for services including, but not limited to:
(i)
Underwriter services including: (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities, and (4) expenses related to marketing and promotional activities;
(ii)
Printed documents including: (1) fund prospectuses, statements of additional information and reports for prospective contract owners, and (2) promotional literature regarding the Funds;

(iii)
Wholesaling services by NFD or the insurance company including: (1) training, (2) seminars and sales meetings, and (3) compensation;
(iv)
Life insurance company distribution services including: (1) fund disclosure documents and reports, (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract, and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and
(v)
Life insurance company contract owner support.
As required by Rule 12b-1, the Rule 12b-1 Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan (the “12b-1 Independent Trustees”). The Trust’s current Rule 12b-1 Plan was initially approved by the Board of Trustees on May 1, 2007, and is amended from time to time upon approval by the Board of Trustees. The Rule 12b-1 Plan may be terminated as to a class of a Fund by vote of a majority of the 12b-1 Independent Trustees, or by vote of a majority of the outstanding shares of that class. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to a class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Rule 12b-1 Plan may be amended by vote of the Trustees, including a majority of the 12b-1 Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Rule 12b-1 Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Rule 12b-1 Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the 12b-1 Independent Trustees or by a vote of the majority of the outstanding shares of the applicable class. The Rule 12b-1 Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the 12b-1 Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Rule 12b-1 Plan should be implemented or continued. In addition, the Trustees in approving the Rule 12b-1 Plan as to a Fund must determine that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit such Fund and its shareholders.
NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.
A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” (as shown in the table above) of a prospectus which covers multiple Funds, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.
Administrative Services Plan
Under the terms of an Administrative Services Plan, Nationwide Fund Management LLC is permitted to enter into, on behalf of the Trust, Servicing Agreements with servicing organizations, such as broker-dealers, insurance companies and other financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.
As authorized by the particular Administrative Services Plan, the Trust has entered into Servicing Agreements for the Funds pursuant to which NFS has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of Nationwide Fund Management LLC. In consideration for providing administrative support services, NFS and other entities with which the Trust or its agent may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I, Class II, Class VIII or Class D shares of the Funds, 0.20% of the average daily net assets of Class IV shares of the Funds, 0.12% of the average daily net assets of the Class X or Class Z shares of the NVIT BNY Mellon Dynamic U.S. Equity Income Fund, 0.10% of the average daily net assets of the Class V shares held by customers of NFS or any such other entity and 0.01% of the average daily net assets of the Class X or Class Z shares of the NVIT Columbia Overseas Value Fund. No fee is paid with respect to the Class P and Class Y shares of any Fund. Many intermediaries do not charge the maximum permitted fee or even a portion thereof and the Board of Trustees has implemented limits on the amounts of payments under the Plan for certain types of shareholder accounts.
During the fiscal years ended December 31, 2021, 2020 and 2019, NFS and its affiliates received $16,498,145, $14,440,276 and $15,675,438, respectively, in administrative services fees from the Funds.
Fund Administration and Transfer Agency Services
Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Trust and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM is located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below); and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
During the fiscal years ended December 31, 2021, 2020 and 2019, NFM earned fund administration and transfer agency fees, including reimbursement for payment of networking fees, from the Funds, as follows:
Fund	2021	2020	2019
NVIT Allspring Discovery Fund	$267,033	$220,326	$243,300
NVIT Amundi Multi Sector Bond Fund	156,139	143,073	145,959
NVIT AQR Large Cap Defensive Style Fund	266,918	241,585	261,076
NVIT BlackRock Equity Dividend Fund	201,568	169,448	160,798
NVIT BNY Mellon Core Plus Bond Fund	511,857	519,769	511,933
NVIT BNY Mellon Dynamic U.S. Core Fund	605,261	502,013	478,786
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	230,789	190,264	160,603
NVIT Bond Index Fund	675,823	728,845	689,350
NVIT Calvert Equity Fund	115,746	105,259	104,656
NVIT Columbia Overseas Value Fund	187,049	133,100	119,281
NVIT Core Bond Fund	436,261	450,038	442,176
NVIT DoubleLine Total Return Tactical Fund	133,583	124,027	120,796
NVIT Emerging Markets Fund	228,731	259,677	300,062
NVIT Federated High Income Bond Fund	112,717	107,680	109,072
NVIT Government Bond Fund	189,566	193,049	189,936
NVIT Government Money Market Fund	568,546	566,758	492,065
NVIT International Equity Fund	109,939	101,641	101,748
NVIT International Index Fund	627,072	570,496	610,358
NVIT J.P. Morgan Digital Evolution Strategy Fund*	N/A	N/A	N/A

Fund	2021	2020	2019
NVIT J.P. Morgan Innovators Fund*	N/A	N/A	N/A
NVIT J.P. Morgan Large Cap Growth Fund*	N/A	N/A	N/A
NVIT J.P. Morgan MozaicSM Multi-Asset Fund**	169,557	157,193	314
NVIT J.P. Morgan U.S. Equity Fund**	92,511	81,382	119
NVIT J.P. Morgan US Technology Leaders Fund*	N/A	N/A	N/A
NVIT Jacobs Levy Large Cap Core Fund	143,603	128,760	128,788
NVIT Jacobs Levy Large Cap Growth Fund	163,805	109,830	500,421
NVIT Loomis Short Term Bond Fund	547,229	568,679	553,980
NVIT Mid Cap Index Fund	514,532	403,142	414,901
NVIT Multi-Manager Mid Cap Value Fund	181,273	163,119	203,324
NVIT Multi-Manager Small Cap Growth Fund	129,016	114,689	129,424
NVIT Multi-Manager Small Cap Value Fund	147,488	126,367	151,207
NVIT Multi-Manager Small Company Fund	187,333	152,090	158,348
NVIT NS Partners International Focused Growth Fund	166,592	107,929	317,751
NVIT Real Estate Fund	147,241	134,808	141,504
NVIT S&P 500 Index Fund	1,431,794	1,168,710	1,084,119
NVIT Small Cap Index Fund	196,907	160,340	152,632
* Fund commenced operations on April 28, 2022.
** Fund commenced operations on October 7, 2019.
Securities Lending Agent
The Board of Trustees has approved certain Funds’ participation in a securities lending program. Under the securities lending program, JPMorgan Chase Bank, N.A. serves as the Funds’ securities lending agent (the “Securities Lending Agent”).
For the fiscal year ended December 31, 2021, the income earned by those Funds that engaged in securities lending, as well as the fees and/or compensation earned by such Funds (in dollars) pursuant to a securities lending agreement between the Trust with respect to the Funds and the Securities Lending Agent, were as follows:
Fund	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from Revenue Split	Fees Paid for Cash Collateral Management Services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in Revenue Split	Rebates Paid to Borrowers	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
NVIT Allspring Discovery Fund	$257,955	$(32,219)	$-	$-	$(32,219)	$ 225,736
NVIT Amundi Multi Sector Bond Fund	41,193	(5,138)	-	-	(5,138)	36,055
NVIT AQR Large Cap Defensive Style Fund	30,530	(3,812)	-	-	(3,812)	26,717
NVIT BlackRock Equity Dividend Fund	83,422	(10,421)	-	(5)	(10,426)	72,996
NVIT BNY Mellon Core Plus Bond Fund	111,491	(13,878)	-	(137)	(14,015)	97,475
NVIT BNY Mellon Dynamic U.S. Core Fund	128,264	(16,019)	-	(18)	(16,037)	112,227
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	28,881	(3,537)	-	(553)	(4,090)	24,791
NVIT Bond Index Fund	192,750	(23,762)	-	(1,694)	(25,456)	167,295
NVIT Columbia Overseas Value Fund	156,235	(19,507)	-	(84)	(19,591)	136,644

Fund	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from Revenue Split	Fees Paid for Cash Collateral Management Services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in Revenue Split	Rebates Paid to Borrowers	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
NVIT Core Bond Fund	67,358	(8,371)	-	(280)	(8,651)	58,707
NVIT Emerging Markets Fund	38,310	(4,780)	-	(24)	(4,804)	33,506
NVIT Government Bond Fund	10,928	(1,356)	-	(73)	(1,429)	9,499
NVIT International Equity Fund	29,131	(3,626)	-	(33)	(3,659)	25,472
NVIT International Index Fund	430,615	(53,736)	-	(433)	(54,169)	376,446
NVIT J.P. Morgan U.S. Equity Fund	368	(26)	-	-	(26)	342
NVIT Jacobs Levy Large Cap Growth Fund	47,111	(5,883)	-	-	(5,883)	41,228
NVIT Loomis Short Term Bond Fund	120,563	(14,907)	-	(1,232)	(16,138)	104,425
NVIT Mid Cap Index Fund	237,350	(29,620)	-	-	(29,620)	207,730
NVIT Multi-Manager Mid Cap Value Fund	24,847	(3,099)	-	(3)	(3,102)	21,746
NVIT Multi-Manager Small Cap Growth Fund	108,563	(13,509)	-	(142)	(13,651)	94,913
NVIT Multi-Manager Small Cap Value Fund	45,590	(3,853)	-	-	(3,853)	41,737
NVIT Multi-Manager Small Company Fund	180,254	(22,428)	-	(243)	(22,671)	157,582
NVIT NS Partners International Focused Growth Fund	110,691	(13,833)	-	(6)	(13,839)	96,852
NVIT S&P 500 Index Fund	322,266	(40,260)	-	-	(40,260)	282,006
NVIT Small Cap Index Fund	404,542	(49,935)	-	-	(49,935)	354,607
The Funds paid no administrative, indemnification or other fees not included in the revenue split with the Securities Lending Agent.
For the fiscal year ended December 31, 2021, the Securities Lending Agent performed various services related to securities lending, including the following:
•lending a Fund’s portfolio securities to institutions that are approved borrowers;
•determining whether a loan of a portfolio security shall be made and negotiating and establishing the terms and conditions of the loan with the borrower;
•ensuring that all dividends and other distributions paid with respect to loaned securities are credited to the applicable Fund’s account;
•receiving and holding, on behalf of a Fund, or transferring to a Fund’s custodial account, collateral from borrowers to secure obligations of borrowers with respect to any loan of available portfolio securities;
•marking-to-market each business day the market value of securities loaned relative to the market value of the collateral posted by the borrowers;
•obtaining additional collateral, to the extent necessary, in order to maintain the value of collateral at the levels required by the Securities Lending Agency Agreement, relative to the market value of securities loaned;
•at the termination of a loan, returning the collateral to the borrower upon the return of the loaned securities;
•investing cash collateral in permitted investments as directed by the Funds; and
•maintaining records relating to the Funds’ securities lending activities and providing the Funds monthly statements describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan.

Sub-Administration
NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A., dated May 22, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.
Sub-Transfer Agency
NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services, dated September 1, 2012, to provide certain sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.
Custodian
JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10008, is the custodian for the Funds and makes all receipts and disbursements under a Global Custody Agreement. The custodian performs no managerial or policy-making functions for the Funds.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C. 20006-1871, serves as the Trust’s legal counsel.
Independent Registered Public Accounting Firm
[________________________________________], serves as the Independent Registered Public Accounting Firm for the Trust.
Brokerage Allocation
NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities or derivatives traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. Bilaterally negotiated derivatives may include a fee payable to a Fund’s counterparty. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and any subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.
Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
In purchasing and selling investments for the Funds, it is the policy of NFA or a subadviser to seek to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under the respective advisory or subadvisory agreement. The fees paid to NFA or a subadviser pursuant to the respective advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and any subadviser are prohibited from considering a broker-dealer’s sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.
Commission Recapture Program. NFA may instruct subadvisers to direct certain brokerage transactions, using best efforts, and subject always to seeking to obtain best execution, to broker-dealers in connection with a commission recapture program that is used to offset a Fund's operating expenses. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a subadviser, which can be significant over time, and thereby reduces expenses. If a subadviser does not believe it can obtain best execution from such broker-dealers, there is no obligation to execute portfolio transactions through such broker-dealers. Commissions recaptured by a Fund will be included in realized gain (loss) on securities in a Fund's appropriate financial statements.
Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company, Jefferson National Insurance Company or Jefferson National Life Insurance Company of New York. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.
Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. NFA and the subadvisers do not necessarily deem it practicable or in a Fund's best interests to solicit competitive bids for commissions on each transaction. However, NFA and the subadvisers regularly give consideration to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
The following table lists, for the fiscal year ended December 31, 2021, the total amount of transactions that were directed to brokers in exchange for research services provided and the amount of commissions the Funds paid in connection with such transactions. This information has been provided by the respective Fund’s subadvisers and is believed to be reliable. However, the Funds have not independently verified such information.
Fund Name	Total Amount of Transactions on which Commissions Paid	Total Brokerage Commissions
NVIT Allspring Discovery Fund	$378,200,324	$118,319
NVIT BlackRock Equity Dividend Fund	186,275,247	64,265
NVIT Columbia Overseas Value Fund	54,529,770	36,928
NVIT Emerging Markets Fund	92,426,588	58,175
NVIT International Equity Fund	36,495,631	8,220
NVIT J.P. Morgan U.S. Equity Fund	60,126,206	2,617
NVIT Multi-Manager Mid Cap Value Fund	350,164,467	60,447
NVIT Multi-Manager Small Cap Growth Fund	195,983,183	58,095
NVIT Multi-Manager Small Cap Value Fund	59,201,835	24,296
NVIT Multi-Manager Small Company Fund	214,090,830	92,591
NVIT NS Partners International Focused Growth Fund	28,393,386	9,735
NVIT Real Estate Fund	354,020,920	23,160
The following table lists the total amount of brokerage commissions paid to brokers for each of the Funds for the fiscal years ended December 31, 2021, 2020 and 2019:
Fund	2021	2020	2019
NVIT Allspring Discovery Fund	$327,871	$271,167	$432,124
NVIT Amundi Multi Sector Bond Fund	19,421	24,242	146,999
NVIT AQR Large Cap Defensive Style Fund	4,011	5,755	7,564
NVIT BlackRock Equity Dividend Fund	132,384	145,936	118,469
NVIT BNY Mellon Core Plus Bond Fund	111,369	63,358	111,952
NVIT BNY Mellon Dynamic U.S. Core Fund	111,474	138,660	215,657
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	309,007	301,555	105,429
NVIT Bond Index Fund	0	0	0
NVIT Calvert Equity Fund	16,841	49,525	27,948
NVIT Columbia Overseas Value Fund	174,375	311,757	141,746
NVIT Core Bond Fund	146,675	135,841	187,426
NVIT DoubleLine Total Return Tactical Fund	0	0	0
NVIT Emerging Markets Fund	830,919	401,902	339,567
NVIT Federated High Income Bond Fund	2,403	0	436
NVIT Government Bond Fund	7,270	12,072	23,593
NVIT Government Money Market Fund	0	0	0
NVIT International Equity Fund	94,019	85,312	56,537
NVIT International Index Fund	54,776	122,315	98,789

Fund	2021	2020	2019
NVIT J.P. Morgan Digital Evolution Strategy Fund*	N/A	N/A	N/A
NVIT J.P. Morgan Innovators Fund*	N/A	N/A	N/A
NVIT J.P. Morgan Large Cap Growth Fund*	N/A	N/A	N/A
NVIT J.P. Morgan MozaicSM Multi-Asset Fund**	6,423	3,173	678
NVIT J.P. Morgan U.S. Equity Fund**	7,448	4,132	304
NVIT J.P. Morgan US Technology Leaders Fund**	N/A	N/A	N/A
NVIT Jacobs Levy Large Cap Core Fund	32,828	29,584	32,234
NVIT Jacobs Levy Large Cap Growth Fund	26,610	64,184	481,360
NVIT Loomis Short Term Bond Fund	153,430	155,971	191,503
NVIT Mid Cap Index Fund	134,280	90,899	59,444
NVIT Multi-Manager Mid Cap Value Fund	159,265	297,460	375,597
NVIT Multi-Manager Small Cap Growth Fund	82,075	73,680	148,832
NVIT Multi-Manager Small Cap Value Fund	93,179	78,502	418,447
NVIT Multi-Manager Small Company Fund	183,901	147,391	188,157
NVIT NS Partners International Focused Growth Fund	45,021	59,188	925,656
NVIT Real Estate Fund	181,711	167,732	131,641
NVIT S&P 500 Index Fund	217,037	55,177	42,990
NVIT Small Cap Index Fund	101,197	55,241	27,989
* Fund commenced operations on April 28, 2022.
** Fund commenced operations on October 7, 2019.
During the fiscal year ended December 31, 2021, the following Funds held investments in securities of their regular broker-dealers:
Fund	Approximate Aggregate Value of Issuer’s Securities owned by the Fund as of December 31, 2021	Name of Broker or Dealer
NVIT Amundi Multi Sector Bond Fund	$1,934,240	Barclays Capital, Inc.
	2,870,761	Wells Fargo & Co.
NVIT AQR Large Cap Defensive Style Fund	3,148,948	JPMorgan Chase & Co.
NVIT BlackRock Equity Dividend Fund	13,534,125	Bank of America Corp.
	15,160,426	Citigroup, Inc.
	6,904,377	JPMorgan Chase & Co.
	6,172,497	Morgan Stanley & Co., Inc.
	19,741,755	Wells Fargo & Co.
NVIT BNY Mellon Core Plus Bond Fund	28,036,851	Bank of America Corp.
	10,851,907	Citigroup, Inc.
	3,431,611	Credit Suisse Group
	25,507,051	JP Morgan Chase & Co.
	22,781,691	Morgan Stanley & Co., Inc.
	5,595,673	Santander Group
	2,445,267	UBS AG
	19,666,711	Wells Fargo & Co.
NVIT BNY Mellon Dynamic U.S. Core Fund	18,758,408	Bank of America Corp.
	7,154,101	Citigroup, Inc.
	27,577,444	JP Morgan Chase & Co.
	8,351,944	Morgan Stanley & Co., Inc.
	11,199,875	Wells Fargo & Co.

Fund	Approximate Aggregate Value of Issuer’s Securities owned by the Fund as of December 31, 2021	Name of Broker or Dealer
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	8,496,033	Bank Of America Corp.
	13,917,540	JP Morgan Chase & Co.
	13,204,385	Morgan Stanley & Co., Inc.

NVIT Bond Index Fund	15,326,464	Bank Of America Corp.
	2,487,616	Barclays Capital, Inc.
	9,165,628	Citigroup, Inc.
	2,979,913	Credit Suisse Group
	616,332	Jefferies & Co., Inc.
	12,223,030	JP Morgan Chase & Co.
	3,555,878	Mitsubishi UFJ Securities Holding Co
	11,384,652	Morgan Stanley & Co., Inc.
	711,613	Nomura Group
	2,529,198	RBC Capital Markets
	3,309,169	Santander Group
	7,040,091	Wells Fargo & Co.
NVIT Calvert Equity Fund	2,881,448	Citigroup, Inc.
	4,136,577	JP Morgan Chase & Co.
NVIT Columbia Overseas Value Fund	7,982,220	AXA Advisors LLC
	2,369,139	Barclays Capital, Inc.
	3,453,919	Santander Group
NVIT Core Bond Fund	13,089,047	Bank Of America Corp.
	9,286,794	Citigroup, Inc.
	7,285,362	Credit Suisse Group
	2,249,601	JP Morgan Chase & Co.
	10,831,337	Morgan Stanley & Co., Inc.
	2,182,438	UBS AG
NVIT Doubleline Total Return Tactical Fund	174,361	Bank of America Corp.
	231,886	Citigroup, Inc.
	91,156	JP Morgan Chase & Co.
	125,627	Mitsubishi UFJ Securities Holding Co
	231,108	Morgan Stanley & Co., Inc.
	352,129	RBC Capital Markets
	112,423	Santander Group
	118,253	Wells Fargo & Co.
NVIT Emerging Markets Fund	4,308,223	Santander Group
NVIT International Equity Fund	915,642	Barclays Capital, Inc.
	133,277	Credit Suisse Group
	164,150	Santander Group
	709,973	UBS AG
NVIT International Index Fund	6,834,452	AXA Advisors LLC
	5,140,858	Barclays Capital, Inc.
	3,074,427	Credit Suisse Group
	13,071,936	Mitsubishi UFJ Securities Holding Co
	1,559,980	Nomura Group
	6,905,766	Santander Group
	7,548,951	UBS AG

Fund	Approximate Aggregate Value of Issuer’s Securities owned by the Fund as of December 31, 2021	Name of Broker or Dealer
NVIT J.P. Morgan U.S. Equity Fund	485,303	Morgan Stanley & Co., Inc.
	1,000,191	Wells Fargo & Co.
NVIT Jacobs Levy Large Cap Core Fund	8,234,200	JP Morgan Chase & Co.
NVIT Mid Cap Index Fund	4,028,332	Jefferies & Co., Inc.
NVIT Loomis Short Term Bond Fund	25,041,865	Bank of America Corp.
	14,813,804	Citigroup, Inc.
	11,425,744	Credit Suisse Group
	16,937,320	JP Morgan Chase & Co.
	18,926,204	UBS AG
	7,340,783	Wells Fargo & Co.
NVIT S&P 500 Index Fund	23,619,029	Bank Of America Corp.
	8,923,106	Citigroup, Inc.
	34,784,903	JP Morgan Chase & Co.
	10,475,930	Morgan Stanley & Co., Inc.
	14,220,264	Wells Fargo & Co.
During the fiscal years ended December 31, 2021, 2020 and 2019, there were no brokerage commissions paid to affiliated brokers of the Adviser.
Other Dealer Compensation
In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.
In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.
The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:
•the Distributor and other affiliates of NFA,
•broker-dealers,
•financial institutions, and
•other financial intermediaries through which investors may purchase shares of a Fund.
Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.
Additional Compensation to Affiliated Financial Institution. NFA and NFD, pursuant to agreements by the parties, pay their affiliate, Nationwide Financial Services, Inc., and certain of its subsidiaries, various amounts under the terms of the agreement.

Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):
Prudential Annuities Life Assurance Corporation, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey (“Prudential Life”)
NFA, pursuant to a written agreement, pays Prudential Life a quarterly fee at the annual rate of 0.05% (5 basis points) of the average daily net asset value of the NVIT Emerging Markets Fund Class D shares held in separate accounts on the books of NVIT.
Purchases, Redemptions and Pricing of Shares
An insurance company purchases shares of the Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds.
All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
The net asset value per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds’ investments may change on days when shares cannot be purchased or redeemed.
The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the Exchange is closed.
Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.
The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’ shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Securities for which market-based quotations are readily available are valued as of the Valuation Time. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service approved by the Board. Securities traded on NASDAQ generally are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of NFA are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds’ investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. The Board of Trustees will oversee the Adviser's fair value determinations and its performance as valuation designee. In addition, fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. The Fair Value Committee monitors the results of fair valuation determinations and regularly reports the results to the Board or a committee of the Board. Fair value determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
The Fair Value Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Value Committee is notified so that it may meet to determine what adjustment should be made.
To the extent that a Fund invests in foreign securities, the following would be applicable. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s investments since their last closing prices were calculated on their primary securities markets or exchanges. When a Fund uses fair value pricing, the values assigned to the Fund’s foreign equity investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
In addition to performing fair value determinations, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
NVIT Government Money Market Fund (the “Fund”)
The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the 1940 Act. This means that the Fund invests at least 99.5% of its total assets in (1) securities that are issued by the U.S. government, its agencies or instrumentalities, (2) repurchase agreements that are collateralized fully by such securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds.
The value of portfolio securities in the Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This method involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.
The Board has adopted procedures whereby the extent of deviation, if any, of the current NAV calculated using available market quotations from the Fund’s amortized cost price per share will be determined. In the event such deviation from the Fund’s amortized cost price per share exceeds 1/2 of 1 percent, NFA or the Chairman of the Board’s Valuation and Operations Committee (or, in his absence, the Chairman of the Board) shall promptly convene a meeting of the Board to consider what action, if any, should be taken. Where the Board believes that the extent of any deviation from the Fund’s amortized cost per share may result in material dilution or other unfair results to shareholders, it shall cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair result. Such action might include: reducing or withholding dividends; redeeming shares in-kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund’s average portfolio maturity; or utilizing an NAV as determined by using available market quotations.
In addition, in accordance with applicable legal requirements, the Fund may suspend redemptions if: (i) the Fund, at the end of a business day, has invested less than ten percent of its total assets in weekly liquid assets or the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from the stable price established by the Board of Trustees, including a majority of its non-interested Trustees, determines that such a deviation is likely to occur; (ii) the Board, including a majority of its non-interested Trustees, irrevocably approve the liquidation of the Fund; and (iii) the Fund, prior to suspending redemptions, has notified the SEC of the decision to liquidate the Fund and suspend redemptions.
Pursuant to its objective of maintaining a stable net asset value per share, the Fund will only purchase investments deemed under Rule 2a-7 to have a remaining maturity of 397 calendar days or less, with certain exceptions permitted by applicable regulations, and will maintain a dollar weighted average portfolio maturity of 60 calendar days or less and a dollar-weighted average life of 120 calendar days or less that is determined without reference to certain interest rate readjustments. The adoption of proposed amendments to Rule 2a-7 may impact the Fund in ways that could have a negative impact on the Fund's investment performance, ability to achieve its investment objective, or otherwise adversely impact an investment in the Fund.
Redemptions
A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent. Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents. However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit, to meet redemption requests if consistent with management of the Fund, or in stressed market conditions. Under extraordinary circumstances, a Fund in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by a Fund directly to an account holder (“redemption in-kind”).
A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
In-Kind Redemptions
The Funds generally plan to redeem their shares for cash with the following exceptions. As described in the Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder as a redemption in-kind. Redemptions in-kind generally will be pro-rata slices of a Fund’s portfolio or a representative basket of securities. Redemptions in-kind may also be used in stressed market conditions.
The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of a Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request–thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Additional Information
Description of Shares
The Second Amended and Restated Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:
Fund	Share Classes
NVIT Allspring Discovery Fund	Class I, Class II
NVIT American Funds Asset Allocation Fund*	Class II, Class P
NVIT American Funds Bond Fund*	Class II
NVIT American Funds Global Growth Fund*	Class II
NVIT American Funds Growth Fund*	Class II
NVIT American Funds Growth-Income Fund*	Class II, Class P
NVIT Amundi Multi Sector Bond Fund	Class I
NVIT AQR Large Cap Defensive Style Fund	Class I, Class II, Class IV, Class Y
NVIT BlackRock Equity Dividend Fund	Class I, Class II, Class IV, Class Y
NVIT BlackRock Managed Global Allocation Fund*	Class II
NVIT BlueprintSM Aggressive Fund*	Class I, Class II
NVIT BlueprintSM Balanced Fund*	Class I, Class II
NVIT BlueprintSM Capital Appreciation Fund*	Class I, Class II
NVIT BlueprintSM Conservative Fund*	Class I, Class II
NVIT BlueprintSM Managed Growth Fund*	Class I, Class II
NVIT BlueprintSM Managed Growth & Income Fund*	Class I, Class II
NVIT BlueprintSM Moderate Fund*	Class I, Class II
NVIT BlueprintSM Moderately Aggressive Fund*	Class I, Class II
NVIT BlueprintSM Moderately Conservative Fund*	Class I, Class II
NVIT BNY Mellon Core Plus Bond Fund	Class I, Class II, Class P, Class Y
NVIT BNY Mellon Dynamic U.S. Core Fund	Class I, Class II, Class P, Class Y
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	Class I, Class II, Class X, Class Y, Class Z
NVIT Bond Index Fund	Class I, Class II, Class Y
NVIT Calvert Equity Fund[1]	Class I, Class II, Class Y
NVIT Columbia Overseas Value Fund	Class I, Class II, Class X, Class Y, Class Z
NVIT Core Bond Fund	Class I, Class II, Class P, Class Y
NVIT DoubleLine Total Return Tactical Fund	Class I, Class II, Class Y
NVIT Emerging Markets Fund	Class I, Class II, Class D, Class Y
NVIT Federated High Income Bond Fund	Class I
NVIT Government Bond Fund	Class I, Class II, Class IV, Class P, Class Y
NVIT Government Money Market Fund	Class I, Class II, Class IV, Class V, Class Y
NVIT GS Emerging Markets Equity Insights Fund*	Class Y
NVIT GS International Equity Insights Fund*	Class Y
NVIT GS Large Cap Equity Insights Fund*	Class Y
NVIT GS Small Cap Equity Insights Fund*	Class Y
NVIT International Equity Fund	Class I, Class II, Class Y
NVIT International Index Fund	Class I, Class II, Class VIII, Class Y

Fund	Share Classes
NVIT Investor Destinations Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Balanced Fund*	Class II, Class P
NVIT Investor Destinations Capital Appreciation Fund*	Class II, Class P, Class Z
NVIT Investor Destinations Conservative Fund*	Class II, Class P
NVIT Investor Destinations Moderate Fund*	Class II, Class P
NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class P
NVIT Investor Destinations Managed Growth Fund*	Class I, Class II
NVIT Investor Destinations Managed Growth & Income Fund*	Class I, Class II
NVIT iShares® Fixed Income ETF Fund*	Class II, Class Y
NVIT iShares® Global Equity ETF Fund*	Class II, Class Y
NVIT J.P. Morgan Digital Evolution Strategy Fund	Class Y
NVIT J.P. Morgan Innovators Fund	Class Y
NVIT J.P. Morgan Large Cap Growth Fund	Class Y
NVIT J.P. Morgan MozaicSM Multi-Asset Fund	Class II, Class Y
NVIT J.P. Morgan U.S. Equity Fund	Class II, Class Y
NVIT J.P. Morgan US Technology Leaders Fund	Class Y
NVIT Jacobs Levy Large Cap Core Fund[2]	Class I, Class II
NVIT Jacobs Levy Large Cap Growth Fund	Class I, Class II
NVIT Loomis Short Term Bond Fund[3]	Class I, Class II, Class P, Class Y
NVIT Managed American Funds Asset Allocation Fund*	Class II, Class Z
NVIT Managed American Funds Growth-Income Fund*	Class II
NVIT Mid Cap Index Fund	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Value Fund	Class I, Class II
NVIT Multi-Manager Small Cap Growth Fund	Class I, Class II
NVIT Multi-Manager Small Cap Value Fund	Class I, Class II, Class IV
NVIT Multi-Manager Small Company Fund	Class I, Class II, Class IV
NVIT NS Partners International Focused Growth Fund[4]	Class I, Class II
NVIT Real Estate Fund	Class I, Class II
NVIT S&P 500® 1-Year Buffer Fund Jan*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Feb*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Mar*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Apr*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund May*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund June*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund July*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Aug*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Sept*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Oct*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Nov*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Dec*	Class II, Class Y
NVIT S&P 500® 5-Year Buffer Fund Q1*	Class II, Class Y
NVIT S&P 500® 5-Year Buffer Fund Q2*	Class II, Class Y
NVIT S&P 500® 5-Year Buffer Fund Q3*	Class II, Class Y
NVIT S&P 500® 5-Year Buffer Fund Q4*	Class II, Class Y
NVIT S&P 500 Index Fund	Class I, Class II, Class IV, Class Y
NVIT Small Cap Index Fund	Class II, Class Y
NVIT U.S. 130/30 Equity Fund*	Class Y

*
Information on these Funds is contained in a separate Statement(s) of Additional Information.
1
Name change effective March 6, 2023. Formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund.
2
Name change effective February 21, 2023. Formerly, NVIT Neuberger Berman Multi Cap Opportunities Fund.
3
Name change effective March 20, 2023, 2023. Formerly, NVIT Short Term Bond Fund.
4
Name change effective July 18, 2022. Formerly, NVIT AllianzGI International Growth Fund.
You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
Voting Rights
Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Second Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Second Amended and Restated Declaration of Trust without the vote or consent of shareholders to:
(1)
designate series of the Trust; or
(2)
change the name of the Trust; or
(3)
apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Second Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.
An annual or special meeting of shareholders to conduct necessary business is not required by the Second Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Second Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Rule 12b-1 Plan.
With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.
Tax Status
The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life insurance policy or variable annuity contract (“variable contract”).

This “Tax Status” section and the “Other Tax Consequences” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.
Taxation of the Fund
The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
•Distribution Requirement– the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
•Income Requirement– the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.
•Asset Diversification Test– the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions— Distributions of Capital Gains” below). A “qualified late year loss” includes:
(i)
any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and
(ii)
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in December, the amount of qualified late-year losses (if any) is computed without regard to any items of ordinary income or losses that are incurred after December 31 of the taxable year.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g., insurance dedicated fund-of-funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available, such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of foreign tax on its investments in certain countries. Under certain circumstances, the Fund may elect to pass through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.
NVIT J.P. Morgan MozaicSM Multi-Asset Fund ― Investments in Commodities. NVIT J.P. Morgan MozaicSM Multi-Asset Fund invests in derivatives, financially-linked instruments, and the stock of its own wholly-owned subsidiary (the Subsidiary) to gain exposure to the commodity markets. This strategy may cause the Fund to realize more ordinary income than would be the case if the Fund invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by the Fund in complying with the Distribution and Income Requirements and the Asset Diversification Test as described below.
Distribution requirement. The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (CFC) with respect to the Fund. As such, the Fund will be required to include in its gross income each year amounts earned by the Subsidiary during that year (“Subpart F” income), whether or not such earnings are distributed by the Subsidiary to the Fund (deemed inclusions). Treasury Regulations permit the Fund to treat deemed inclusions as satisfying the Income Requirement even if the Subsidiary does not make a distribution of such income. The Fund intends to distribute the “Subpart F” income each year (whether such income is received by the Fund as an actual distribution or included in the

Fund's income as a deemed inclusion) as ordinary income, in satisfaction of the Fund's Distribution Requirement. Such distribution by the Fund will not be qualified dividend income eligible for taxation at long-term capital gain rates.
Income requirement. As described above, the Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. See “Tax Treatment of Portfolio Transactions ― Investments in commodities ― structured notes, corporate subsidiary and certain ETFs.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity- linked swaps is not qualifying income for purposes of the Income Requirement. As a result, the Fund's ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code. However, the portion of such rulings relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) Accordingly, a fund may invest in certain commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Recently released Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as satisfying the Income Requirement even if a foreign corporation, such as the Subsidiary, does not make a distribution of such income. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution.
Accordingly, the extent to which the Fund directly invests in commodities or commodity-linked derivatives may be limited by the Income Requirement, which the Fund must continue to satisfy to maintain its status as a RIC. The tax treatment of the Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under “Taxation of the Fund ═ Qualification as a regulated investment company.”
Asset diversification test. For purposes of the Asset Diversification Test, the Fund's investment in the Subsidiary would be considered a security of one issuer.  Accordingly, the Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of the Fund's total assets in order to satisfy the Asset Diversification Test.
Taxation of the Subsidiary. On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Fund will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary's investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.
In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding  agent  to avoid U.S. backup withholding requirements.  Additionally, the Subsidiary intends to qualify as a “participating FFI” or otherwise qualify for an exemption under Chapter 4 of the Code to avoid U.S. withholding tax under the Foreign Account Tax Compliance Act.

Special Rules Applicable to Variable Contracts
The Fund intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract owners (rather than the insurance company) will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund intends to comply with these diversification requirements.
Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For the purposes of clause (b), all securities of the same issuer are considered a single investment, each agency or instrumentality of the U.S. government is treated as a separate issuer of securities, and a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer of securities.
Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if–
•All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and
•Public access to such investment company is available exclusively through the purchase of a variable contract.
As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund-of-funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “closed fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any Underlying Fund that is a closed fund in which the Funds invest, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.
For a variable contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract owner should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract owner were considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract owner’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.
The IRS may consider several factors in determining whether a contract owner has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC's investment strategies are sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.
Another factor that the IRS examines concerns actions of contract owners. Under the IRS pronouncements, a contract owner may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract owner thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract owner. Furthermore, under the IRS pronouncements, a contract owner may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.
The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objectives or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
Other Tax Consequences
Taxation of Fund Distributions
The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.
Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund also may recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends-received deduction. See the discussion below under the heading, “Dividends-Received Deduction for Corporations.”
Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be distributable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be distributable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Maintaining a $1 Share Price– NVIT Government Money Market Fund Only. Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust its dividends to maintain its $1 share price. This procedure may result in under- or over-distributions by the Fund of its net investment income. This in turn may result in return of capital distributions, the effect of which is described in the following paragraph.
Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see “Tax Treatment of Portfolio Transactions– Investments in U.S. REITs” below).
Business interest income. Under Section 163(j) of the Code, enacted by the TCJA, generally, the amount of business interest that a taxpayer can deduct for any year is limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% (or possibly 50% for tax years beginning in 2019 and 2020) of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest.  A Fund is permitted to pass-through its net business interest income (generally the Fund’s interest income less applicable expenses and deductions) as a “Section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can then be used to determine such shareholder’s business interest deduction under Section 163(j), if any, subject to holding period requirements and other limitations.  A Fund may choose not to report such Section 163(j) interest dividends.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Pass-Through of Foreign Tax Credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions– Securities Lending” below.
Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. (Under the TCJA, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.
Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund's investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax- exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund's ordinary income distributions to shareholders, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.
PFIC Investments. A Fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a U.S. REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions– Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.
Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” In addition, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund– Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Investments in commodities ― structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund ‒ Qualification as a regulated investment company.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity- linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code. Accordingly, a fund may invest in certain commodity-linked notes relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act. In addition, a RIC may gain exposure to commodities through investment in a QPTP, such as an exchange-traded fund or ETF that is classified as a partnership and which invests in commodities, or through investment in a wholly-owned  subsidiary  that  is  treated  as  a  controlled  foreign  corporation  for  federal  income  tax purposes. Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as satisfying the Income Requirement even if a foreign corporation, such as the Subsidiary, does not make a distribution of such income. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution. Accordingly, the extent to which a fund directly invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments  (or  the  income  earned  on  such  investments)  were  to  be  recharacterized  for  U.S.  tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.  Also see, “NVIT J.P. Morgan MozaicSM Multi-Asset Fund– Investments in Commodities” with respect to investments in the Subsidiary.
Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.
Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
Tax Consequences to Shareholders
Since shareholders of the Fund will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
Major Shareholders
To the extent NFA and its affiliates (including Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York) directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Funds' shares.
Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, are located at One Nationwide Plaza, Columbus, Ohio 43215. Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York are located at 10350 Ormsby Park Place, Louisville, Kentucky 40223. Each of NFA, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.
As of March 24, 2023, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.
As of March 24, 2023, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation and other agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.

APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.
The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.
Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.
2.
Nature of and provisions of the obligation.
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.
INVESTMENT GRADE
AAA	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.
AA	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.
A
Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
BB
Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B
Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

A-1

CCC
Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.
C	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS
Aaa	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.
A	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.
Baa	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.
Ba	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Bonds which are rated B are considered speculative and are subject to high credit risk.
Caa	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.
C	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.
STATE AND MUNICIPAL NOTES
Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:
MIG-1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG-3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative grade credit quality and may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
A-2

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.
AAA
Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA
Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A
Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB
Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB
Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C
Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’
rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D
Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative.
‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
A-3

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1
This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3
Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.
C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
The following criteria will be used in making the assessment:
1.
Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.
2.
Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:
SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
MOODY’S SHORT-TERM RATINGS
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
A-4

Issuers rated Not Prime do not fall within any of the Prime rating categories.
MOODY’S NOTE RATINGS
MIG 1/VMIG 1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash- flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.
F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.
F-1	Best quality, indicating strong capacity to meet financial commitments.
F-2	Good quality with satisfactory capacity to meet financial commitments.
F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.
B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.
C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.
D	In default and has failed to meet its financial commitments.
A-5

APPENDIX B
PROXY VOTING GUIDELINES SUMMARIES
ALLSPRING GLOBAL INVESTMENTS, LLC (“Allspring”)
Allspring Global Investments (Allspring) Stewardship. As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.
Scope of Policies and Procedures. In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.
With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”) this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High-Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy-voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).
Luxembourg Products. Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.
Voting Philosophy. Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested. Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.
Proxy Administrator. Allspring’s Operations Department (“Proxy Administrator”), administers the proxy voting process. The Proxy Administrator reports to Allspring’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the Allspring Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.
Third Party Proxy Voting Vendor. Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.
Proxy Committee
Allspring Proxy Governance Committee. The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.
Proxy Voting Due Diligence Working Group. Among other delegated matters, the proxy voting Due Diligence Working Group (“DDWG”), in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.
Meetings; Committee Actions. The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.
Membership. Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.
Voting Procedures. Unless otherwise required by applicable law1, proxies will be voted in accordance with the following steps and in the following order of consideration:
•First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.2
•Second, any voting items for meetings deemed of “high importance”3 (e.g., proxy contests, significant transactions such as mergers and acquisitions) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance -Committee) for case-by-case review and vote determination.
•Third, with respect to any voting items where ISS Sustainability Voting Guidelines4 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:
•The Allspring Stewardship team5 evaluates the matter for materiality and any other relevant considerations.

•If the Stewardship team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.
•If the Stewardship team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.
•Fourth, and subject to portfolio manager and sub-advisory input identified below, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.6
Commitment to the Principles of Responsible Investment. As a signatory to the Principles for Responsible Investment, Allspring has integrated certain material environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.
Voting Discretion. In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.
Portfolio Manager and Sub-Adviser Input. The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.
Consistent Voting. The Allspring Proxy voting policy is consistently applied on the same matter when securities of an issuer are held by multiple client accounts unless there are 1) special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines) or 2) the expressed views of different portfolio management teams and Fund sub-advisers is different on particular proposals. In the latter case, the Proxy Governance Committee will first seek to align to one opinion and avoid a ‘split vote’. However if the views are documented in a brief write up and the Proxy Governance Committee considers both views as being in the best interest of the respective shareholders, given the teams’ deep knowledge of investee companies, the votes may be split, subject to Proxy Governance Committee approval.
Governance and Oversight
Allspring Top-of-House Proxy Voting Principles/Guidelines. The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.
We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.
•We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.
•Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.
•We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
•We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
•We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.
We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.
•We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.
•We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.
•We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.
•We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.
•We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.
Practical Limitations to Proxy Voting. While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).
Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.
Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest. We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.
Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:
•Instructing ISS to vote in accordance with its recommendation;
•Disclosing the conflict to the relevant Board and obtaining its consent before voting;
•Submitting the matter to the relevant Board to exercise its authority to vote on such matter;
•Engaging an independent fiduciary who will direct the vote on such matter,
•Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,
•Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or
•Voting in other ways that are consistent with Allspring's obligation to vote in the best interests of its clients.
Vendor Oversight: The Allspring Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.
Other Provisions
Policy Review and Ad Hoc Meetings. The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.
Records Retention. The Allspring Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:
•A copy of these proxy voting policies and procedures;
•Proxy statements received for client securities (which will be satisfied by relying on ISS);
•Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring); and
•Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.
Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.
Compliance with Regional Regulations and Client Delegation Arrangements
U.S. Regulation
These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation
These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.
Disclosure of policies and procedures. A summary of the proxy voting policy and procedures are disclosed on Allspring’s website. In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.
Disclosure of proxy voting results. Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail allspring.clientadministration@asllspring-global.com to request a record of proxies voted on their behalf.
Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.
FOOTNOTES
1
Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.
2
The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.
3
The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests and significant transactions such as mergers and acquisitions.
4
ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.
5
The Allspring Stewardship Team is embedded in the investment team and reports to the Head of Global Fixed Income Research.
6
The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
Proxy Voting Policies
American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.
A.
General Principles
In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B.Specific Proxy Matters
1.1
Routine Matters
1.2
Election of Directors
(1)
Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management's director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management's nominees are opposed in a proxy contest, the Advisor will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.
(2)
Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
(3)
Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.
(4)
Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.
(5)
Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.
(6)
Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.
1.3
Ratification of Selection of Auditors
The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.
1.4
Compensation Matters
1.5
Executive Compensation

(1)
Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.
(2)
Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.
1.6
Equity Based Compensation Plans
The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.
The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Advisor's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Advisor will generally vote against the adoption of plans or plan amendments that:
•Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);
•Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
•Establish restriction periods shorter than three years for restricted stock grants;
•Do not reasonably associate awards to performance of the company; or
•Are excessively dilutive to the company.
1.7
Anti-Takeover Proposals
In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.
a. Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.
b. Staggered Board
If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.
c. “Blank Check” Preferred Stock
Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.
d. Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.
e. Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.
f. Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.
g. “Supermajority” Voting Provisions or Super Voting Share Classes
A “supermajority” voting provision is a provision placed in a company's charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.
h. “Fair Price” Amendments
This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.
i. Limiting the Right to Call Special Shareholder Meetings.
The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.
j. Poison Pills or Shareholder Rights Plans
Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.
The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will– in our view– likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.
k. Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.
l. Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.
m. Confidential Voting
Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.
n. Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

1.8Transaction Related Proposals
The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

1.9Other Matters
a. Proposals Involving Environmental, Social, and Governance (“ESG”) Matters
The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.
Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and, therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.
Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.
b. Anti-Greenmail Proposals
“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.
c. Indemnification
The Advisor will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.
d. Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.
e. Director Tenure
These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.
f. Directors’ Stock Options Plans
The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.
g. Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.
h. Non-U.S. Proxies
The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C.Use of Proxy Advisory Services
The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.
Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.
While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.

D.Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.
The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.
AMUNDI ASSET MANAGEMENT US, INC.
POLICY
Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’ policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.
Amundi US’ sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.
Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.
It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.
Amundi US’ clients may request copies of their proxy voting records and of Amundi US’ proxy voting policies and procedures by either sending a written request to Amundi US’ Proxy Coordinator, or clients may review Amundi US’ proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’ Form ADV (Part II), by separate notice to the client or by other means.
APPLICABILITY
This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’ investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’ position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case-by-case basis.
PURPOSE
The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.
Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’ Chief of Staff US Investment Management (the “Proxy Coordinator”).
PROCEDURES
Proxy Voting Service
Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.
To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.
Proxy Coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’ clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’ voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).
Referral Items
The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’ proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi US’ guidelines or where Amundi US’ guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Proxy Voting Oversight Group
The members of the Proxy Voting Oversight Group include Amundi US’ Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.
The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’ proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.
Amendments
Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group.
Form N-PX
The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.
The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.
Compliance files N-PX.
The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi US registered investment company.
Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.
Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.
Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.
PROXY VOTING GUIDELINES
These can be found in the complete proxy policy.
SUPERVISION
ESCALATION
It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.
TRAINING
Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.
RELATED POLICIES AND PROCEDURES

Amundi US’ Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.
RECORD KEEPING
The Proxy Coordinator shall ensure that Amundi US’ proxy voting service:
•Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•Retains a record of the vote cast;
•Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
•Is able to promptly provide Amundi US with a copy of the voting record upon its request.
The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e., conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
•A record memorializing the basis for each referral vote cast;
•A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;
•A copy of any recommendation or analysis furnished by the proxy voting service; and
•A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.
Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.
AQR CAPITAL MANAGEMENT, LLC
STATEMENT OF POLICY
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”)1 manages a variety of products and AQR’s proxy voting authority may vary depending on the type of product or specific client preferences. AQR retains full proxy voting discretion for accounts comprised of comingled client assets. However, AQR’s proxy voting authority may vary for accounts that AQR manages on behalf of individual clients. These clients may retain full proxy voting authority for themselves, grant AQR full discretion to vote proxies on their behalf, or provide AQR with proxy voting authority along with specific instructions and/or custom proxy voting guidelines. Where AQR has been granted discretion to vote proxies on behalf of managed account clients this authority must be explicitly defined in the relevant Investment Management Agreement, or other document governing the relationship between AQR and the client.
In exercising its proxy voting authority, AQR is mindful of the fact that the value of proxy voting to a client’s investments may vary depending on the nature of an individual voting matter and the strategy in which a client is invested. AQR typically follows a systematic, research-driven investment approach, applying quantitative tools to process fundamental information and manage risk. Some proxy votes may have heightened importance for clients, (e.g., mergers, acquisitions, spinoffs, etc.) for those clients invested in AQR strategies involving the purchase of securities around corporate events. These differences may result in varying levels of AQR engagement in proxy votes, but in all cases where AQR retains proxy voting authority, it will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).
AQR’s Stewardship Committee, is responsible for the implementation of this Policy, including the oversight and use of third-party proxy advisers, the manner in which AQR votes its proxies, and fulfilling AQR’s obligation to vote proxies in the best interest of its clients.

USE OF THIRD-PARTY PROXY ADVISORS
AQR has retained an independent third-party Proxy Advisory firm for a variety of services including, but not limited to, receiving proxy ballots, working with custodian banks, proxy voting research and recommendations, and executing votes. AQR may consider other Proxy Advisory firms as appropriate for proxy voting research and other services.
The AQR Stewardship Committee periodically assesses the performance of its Proxy Advisory firm(s).
CONSIDERATIONS WHEN ASSESSING OR CONSIDERING A PROXY ADVISORY FIRM
When considering the engagement of a new, or the performance and retention of an existing, Proxy Advisory firm to provide research, voting recommendations, or other proxy voting related services, AQR will, as part of its assessment, consider:
•The capacity and competency of the Proxy Advisory firm to adequately analyze the matters up for a vote;
•Whether the Proxy Advisory firm has an effective process for obtaining current and accurate information including from issuers and clients (e.g., engagement with issuers, efforts to correct deficiencies, disclosure about sources of information and methodologies, etc.);
•How the Proxy Advisory firm incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, including unique characteristics regarding an issuer;
•Whether the Proxy Advisory firm has adequately disclosed its methodologies and application in formulating specific voting recommendations;
•The nature of third-party information sources used as a basis for voting recommendations;
•When and how the Proxy Advisory firm would expect to engage with issuers and other third parties;
•Whether the Proxy Advisory firm has established adequate policies and procedures on how it identifies and addresses conflicts of interests;
•Information regarding any errors, deficiencies, or weaknesses that may materially affect the Proxy Advisory firm’s research or ultimate recommendation;
•Whether the Proxy Advisory firm appropriately and regularly updates methodologies, guidelines, and recommendations, including in response to feedback from issuers and their shareholders;
•Whether the Proxy Advisory firm adequately discloses any material business changes taking into account any potential conflicts of interests that may arise from such changes.
AQR also undertakes periodic sampling of proxy votes as part of its assessment of a Proxy Advisory firm and in order to reasonably determine that proxy votes are being cast on behalf of its clients consistent with this Policy.
POTENTIAL CONFLICTS OF INTEREST OF THE PROXY ADVISOR
AQR requires any Proxy Advisory firm it engages with to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires information on how said conflict is being addressed. If AQR determines that a material conflict of interest exists and is not sufficiently mitigated, AQR’s Stewardship Committee will determine whether the conflict has an impact on the Proxy Advisory firm’s voting recommendations, research, or other services and determine if any action should be taken.
VOTING PROCEDURES AND APPROACH
In relation to stocks held in AQR funds and accounts where AQR has proxy voting discretion, AQR will, as a general rule, seek to vote in accordance with this Policy and the applicable guidelines AQR has developed to govern voting recommendations from its Proxy Advisory firm (“AQR Voting Guidelines”). In instances where a client has provided AQR with specific instructions and/or custom proxy voting guidelines, AQR will seek to vote proxies in line with such instructions or custom guidelines.
AQR may refrain from voting in certain situations unless otherwise agreed to with a client. These situations include, but are not limited to, when:
•The cost of voting a proxy outweighs the benefit of voting;
•AQR does not have enough time to process and submit a vote due to the timing of proxy information transfer or other related logistical or administrative issues;

•AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date;
•There are restrictions on trading resulting from the exercise of a proxy;
•Voting would cause an undue burden to AQR (e.g., votes occurring in jurisdictions with beneficial ownership disclosure and/or Power of Attorney requirements); or
•AQR has agreed with the client in advance of the vote not to vote in certain situations or on specific issues.
AQR generally does not notify clients of non-voted proxy ballots.
Some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange traded fund (“ETF”) for the purposes of managing market exposure. For AQR funds and managed accounts that only have a de minimis exposure to equites via an ETF, AQR will generally not vote proxies.
AQR takes a sustainable approach to proxy voting in relation to all its comingled client assets as evidenced in their voting guidelines. The aim is to promote sustainable best practices in portfolio companies, which includes advocating for environmental protection, human rights, fair labor, and anti-discrimination practices. When evaluating and adopting these guidelines and to encourage best sustainability practices, the voting guidelines take into account generally accepted frameworks such as those defined by the United Nations Principles for Responsible Investment and United Nations Global Compact.
ISSUER SPECIFIC BALLOT EVALUATIONS
AQR may review individual ballots (for example, in relation to specific corporate events such as mergers or acquisitions) using a more detailed analysis than is generally applied through the AQR Voting Guidelines. This analysis may, but does not always, result in a deviation from the voting recommendation that would result from the AQR Voting Guidelines assigned to a given AQR fund or managed account. When determining whether to conduct an issuer-specific analysis, AQR will consider the potential effect of the vote on the value of the investment. To the extent that issuer-specific analysis results in a voting recommendation that deviates from a recommendation produced by the AQR Voting Guidelines, AQR will be required to vote proxies in a way that, in AQR’s reasonable judgment, is in the best interest of AQR’s clients.
Unless prior approval is obtained from the Chief Compliance Officer, Head of Stewardship, or designee, the following principles will generally be adhered to when deviating from the AQR Voting Guidelines:
•AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and addressing AQR's concerns consistent with the best interests of its clients;
•AQR will not announce its voting intentions and the reasons therefore; and
•AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER
AQR mitigates potential conflicts of interest by generally voting in accordance with the AQR Voting Guidelines and/or specific voting guidelines provided by clients. However, from time to time, AQR may determine to vote contrary to AQR Voting Guidelines with respect to AQR funds or accounts for which AQR has voting discretion, which itself could give rise to potential conflicts of interest.
If AQR intends to directly vote a proxy in a manner that is inconsistent with the AQR Voting Guidelines, the Compliance Department will examine any potential conflicts of interest. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question. If the Compliance Department determines a potential material conflict of interest exists, it may instruct AQR and the Stewardship Committee to not deviate from the AQR Voting Guidelines.

BALLOT MATERIALS AND PROCESSING
The Proxy Advisory firm is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to the Proxy Advisory firm. In the event that proxy materials are sent to AQR directly instead of the Proxy Advisory firm, AQR will use reasonable efforts to coordinate with the Proxy Advisory firm for processing.
DISCLOSURE
Upon request, AQR will provide clients with a copy of this Policy and how the relevant client’s proxies have been voted. In relation to the latter, AQR will prepare a written response that lists, with respect to each voted proxy:
•The name of the issuer;
•The proposal voted upon; and
•The election made for the proposal.
Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com to obtain a record of how proxies were voted for their account.
AQR MUTUAL FUNDS
On an annual basis, AQR will provide, or cause the Proxy Advisory firm to provide, to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.2
PROXY RECORDKEEPING
AQR and its Proxy Advisory firm (where applicable) will maintain the following records with respect to this Policy for a period of no less than five (5) years as required by SEC Rule 204-2 under the Investment Advisers Act of 1940:
•A copy of the Policy, and any amendments thereto; and
•A copy of any document that was material to making a decision how to vote proxies, or that memorializes that decision.
REVIEW OF POLICY AND PROCEDURES
As a general principle, the Stewardship Committee, with the involvement from the Compliance Department, reviews, on an annual basis, the adequacy of this Policy to reasonably ensure it has been implemented effectively, including whether it continues to be reasonably designed to ensure that AQR’s approach to voting proxies is in the best interests of its clients.
FOOTNOTES
1The term “AQR” includes AQR Capital Management, LLC and AQR Arbitrage, LLC and their respective investment advisory affiliates.
2Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.
ATLANTA CAPITAL MANAGEMENT COMPANY, L.L.C. (“ATLANTA CAPITAL”)
I.
INTRODUCTION
Calvert Research and Management (“Calvert”) believes that sound corporate governance and overall corporate sustainability and social responsibility are characteristics of healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of all stakeholders (shareholders, employees, customers, communities and the environment). In our view, combining effective governance and corporate sustainability better positions a company to create long-term value.
Long-Term Value. Responsibly managed companies focus on long-term value creation that aligns the interests of management with those of shareholders and multiple other stakeholders. Effective governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareholder interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. In voting proxies, Calvert seeks to support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.
Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareholders; and the board of directors and management together must be accountable to the stakeholders. Accountable governance structures emphasize transparency, alignment of interests and inclusiveness: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and policies and procedures to effectively communicate with management; and compensation structures that work to align the interests and time-frames of management and shareholders. Calvert’s proxy voting guidelines seek to support corporate structures that create and reinforce accountability, and oppose those that do not.
Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring material risks for the corporation. For example, companies that fail to account for potential liabilities associated with climate change may be creating risks that may result in costly government intervention or catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareholders, workers, communities and the environment.
As a long-term investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine effective governance and social responsibility seek to avoid unnecessary financial risk while serving the interests of both shareholders and other stakeholders. In our view, Effective Governance + Sustainability and Social Responsibility = Corporate Responsibility.
On behalf of our clients, Calvert votes proxies in accordance with its Global Proxy Voting Guidelines (“the Guidelines”) that are in effect at the time of a vote. The Guidelines describe the general principles applied in determining the manner in which proxy proposals submitted to Calvert will be voted. With respect to certain types of proposals, the Guidelines indicate the manner in which Calvert ordinarily intends to vote such proposals. The Guidelines are primarily intended to address proxy proposals from operating companies. When voting on proposals relating to other types of entities (such as mutual funds, closed-end funds and business development companies), Calvert may take different or additional factors into consideration and will vote in a manner it deems to be in the best interest of its clients. The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the shareholders may be asked to cast their proxies. There also may be instances when Calvert votes shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is deemed by Calvert to be in the best interests of shareholders. Calvert reviews the Guidelines periodically and they may be changed or updated at any time.
When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that Calvert generally foresees voting all shares as described except in special circumstances where Calvert determines that a contrary vote may be in the best interests of shareholders.
When Calvert’s intention to vote on a particular proxy proposal is “case by case,” this means that Calvert will determine the manner in which to vote based on the facts and circumstances applicable to the proposal.
In any instance where available disclosures do not provide sufficient information to make an informed voting decision, we will vote AGAINST the resolution. In instances where an AGAINST vote is not an option, we will WITHHOLD or ABSTAIN.

In instances where a resolution might bundle multiple voting issues into single vote, Calvert will evaluate and consider the overall impact of the issues being raised by the proposal, giving due consideration to any of the bundled issues that would violate our guidelines. An additional consideration within this evaluation process is the binding or advisory nature of the proposal, if the proposal were to pass.
The Guidelines do not attempt to address every possible proposal that may arise at a shareholder meeting. When voting proxies internationally, Calvert may consider local laws, customs and practices and update our policies as governance expectations evolve.
II.
THE GUIDELINES
Set forth below are statements of the general principles that Calvert seeks to implement in voting proxies as well as the manner in which Calvert ordinarily expects to vote specific proxy proposals.
A.
CORPORATE GOVERNANCE
1.
Board and Governance Issues
The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareholders and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, financial and reputational risks can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties to protect shareholder interests include maintaining appropriate relations with stakeholders.
Board Independence
One of the most fundamental sources of effective governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareholders and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees (or committees with equivalent functions where not explicitly required), should be composed exclusively of independent directors.
Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareholders. In general, this means that an independent director should have no affiliation with the company other than a seat on the- board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance.
Because the board’s ability to represent shareholders independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director. Conflicts of interest may arise when one person holds both the chairman and CEO positions. Accordingly, effective board oversight may be enhanced by independent leadership. In voting on proposals relating to these matters, Calvert ordinarily will:
•oppose slates of directors without at least a majority of independent directors.
•support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.
•oppose non-independent directors when the company lacks an audit, compensation, or nominating committee so that the full board functions as that committee.
•oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.
•support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director unless the company has an effective counterbalancing governance structure to a combined chair/CEO, including a robust lead director role, and there are no other significant governance concerns.

Board Diversity
Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.
Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, Calvert will vote on case-by-case on board independence and board diversity matters, based on our evaluations of the board’s qualifications and appropriateness for the company’s unique circumstances.
In voting on proposals relating to these matters, Calvert ordinarily will:
•For U.S., U.K., Canadian and Australian companies, oppose individual directors who serve as members of the nominating committee if the board lacks at least two women and at least two people of color, and if collectively, the board is not at least 40 percent diverse.
•For other non-U.S. companies, oppose individual directors who serve as members of the nominating committee if the board lacks at least two women.
•For U.S. S&P 500 companies, oppose the Chair (or Lead Independent Director in instances where the board has a staggered election process and the Chair is not up for a vote) if the demographic composition information on the board is not disclosed publicly.
•support proposals requesting companies to disclose a board diversity and qualifications matrix.
•support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.
Board Accountability
Each director should be willing and able to devote sufficient time and effort to his or her duties as a director. Absent extenuating circumstances, Calvert believes directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to their corporate governance responsibilities. The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation. In voting on proposals relating to these matters, Calvert ordinarily will:
•oppose slates of directors in situations where the company failed to take action on shareholder proposals that were approved by the majority of votes cast in the prior year.
•oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.
•oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders, or when required under applicable rules or regulations adopted by the U.S. Securities and Exchange Commission.
•oppose directors if the board adopts a shareholder rights plan without shareholder approval that exceeds a term of one year without disclosing its rationale for adoption.
•oppose directors if the board makes a material adverse change to an existing shareholder rights plan without shareholder approval.
•vote case-by-case and potentially oppose director nominees in response to failures to address governance, stewardship, risk oversight, strategy, reporting and adoption of policies relevant for material environmental, social and governance (ESG) issues such as climate change.

•oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors unless an acceptable reason for his/her absences is disclosed in the proxy or another SEC filing (i.e., medical issues/illness; family engagements).
•oppose a director nominees if he or she has unexcused absences from full board or committee meetings that continue for two or more consecutive years, and the individual directors who serve as members of the nominating committee.
•oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.
Board Committee on Sustainability/Corporate Social Responsibility Issues
Shareholders have filed proposals seeking the creation of a board committee dedicated to long term strategic thinking and risk management with respect to materials ESG issues affecting the company. While Calvert believes all directors should be informed and active on environmental and social issues, we do see the value of a focused sustainability committee particularly when we believe a company is exhibiting ESG concerns. In voting proposals relating to these matters, Calvert ordinarily will:
•support reasonable proposals related to the creation of a board level committee on sustainability/corporate social responsibility issues where the company is demonstrating ESG concerns. In evaluating these proposals, we will consider whether the proposed changes is consistent with good governance practice, would enhance ESG oversight and are appropriate to the unique circumstances of the company.
Limitations, Director Liability and Indemnification
Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In voting proposals relating to these matters, Calvert ordinarily will:
•support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.
Limit Directors' Tenure
Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareholders for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board. In voting on proposals relating to these matters, Calvert ordinarily will:
•vote case-by-case on proposals to limit director tenure.
•oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance (i.e., measured by one, three, and five year total shareholder returns relative to a company’s peers).
Director Stock Ownership
Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareholders. Yet there are ways that such requirements may also undermine effective governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareholder incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareholders. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareholder value. In voting on proposals relating to these matters, Calvert ordinarily will:
•vote case-by-case on proposals requiring that corporate directors own shares in the company based on factors such as fairness and proportionality.
•oppose excessive awards of stock or stock options to directors.
•vote case-by-case if a director stock plan exceeds the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, proposal on the plan will be voted on taking into consideration the following factors:
•The relative magnitude of director compensation as compared to companies of a similar profile;
•The presence of problematic pay practices relating to director compensation;
•Director stock ownership guidelines and holding requirements;
•Equity award vesting schedules;
•The mix of cash and equity-based compensation;
•Meaningful limits on director compensation;
•The availability of retirement benefits or perquisites; and
•The quality of disclosure surrounding director compensation.
Director Elections
Contested Election of Directors and Voting for Director Nominees in Contested Elections
Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, and/or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:
•vote case by case on the election of directors in contested elections, considering the following factors: (i) long-term financial performance of the target company relative to its industry; (ii) management’s track record; (iii) background to the contested election; (iv) nominee qualifications and any compensatory arrangements; (v) strategic plan of dissident slate and quality of critique against management; (vi) likelihood that the proposed goals and objectives can be achieved (both slates); (vii) strategic plan or considerations around ESG impact, when applicable; (viii) impact on the level of board diversity; and (ix) stock ownership positions.
•oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.
Classified or Staggered Boards
On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals to elect all board members annually and to remove classified board structures.
Majority Vote Standard
A majority voting standard allows shareholders with a majority of votes in favor or against to determine the election of board nominees. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process. In voting on proposals relating to these matters, Calvert ordinarily will:
•support both advisory and binding proposals seeking to establish a majority vote standard.
Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareholder rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareholders may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary. In voting on proposals relating to these matters, Calvert ordinarily will:
•vote case-by-case on proposals to allow cumulative voting in the election of directors.
Shareholder Rights
Supermajority Vote Requirements
Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues. In voting on proposals relating to these matters, Calvert ordinarily will:
•oppose supermajority vote requirements.
•support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.
•support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non-binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.
•vote case-by-case on proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.
Shareholder Access to Proxy
Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareholders holding a certain percentage of shares to nominate directors. We support the view that shareholders should be granted access to the proxy ballot in the nomination of directors under appropriate circumstances. In voting on proposals relating to these matters, Calvert ordinarily will:
•support management and shareholder proposals that grant shareholder access to the proxy ballot.
•vote case-by-case on proposals that create threshold targets for shareholder access to the proxy ballot, including an ownership threshold and holding period.
Restrictions on Shareholders Acting by Written Consent
Written consent allows shareholders to authorize action outside of a shareholder meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting. In voting on proposals relating to these matters, Calvert ordinarily will:
•oppose proposals to restrict, limit or eliminate the right of shareholders to act by written consent.
•support proposals to allow or facilitate shareholder action by written consent.
Restrictions on Shareholders Calling Meetings
It is common for company management to retain the right to call special meetings of shareholders at any time, but shareholders often do not have similar rights. In general, we support the right of shareholders to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareholders to call a meeting can also restrict the ability of shareholders to require company management to consider shareholder proposals or director candidates. In voting on proposals relating to these matters, Calvert ordinarily will:
•oppose restrictions on the right of shareholders to call special meetings.

Dual or Multiple Classes of Stock
In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareholders– often a majority of shareholders– to exercise influence over the governance of the corporation. This approach in turn may diffuse directors’ incentives to exercise appropriate oversight and control over management. In voting on proposals relating to these matters, Calvert ordinarily will:
•oppose proposals to create dual classes of stock except when a time-based sunset provision exists that would automatically convert the dual-class structure to one-share, one vote on a specified anniversary of the initial public offering.
•vote case-by-case on proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), supporting these proposals if they are consistent with shareholder rights and equitable treatment of all shareholders.
•support proposals to recapitalize stock such that each share is equal to one vote.
Ratification of Auditor and Audit Committee
While recognizing that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareholders. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls. In voting on proposals relating to these matters, Calvert ordinarily will:
•oppose proposals seeking ratification of the auditor when Calvert determines that the independence of the auditor may be compromised.
•support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.
•support proposals that set a reasonable mandatory rotation of the assigned auditor partner (at least every five years).
•support proposals that call for more stringent measures to ensure auditor independence.
•support proposals (typically outside the US) that call for the annual election of auditors by shareholders.
Audit Committee
•oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where it appears that the independence of the auditor may be compromised.
•oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.
In a number of countries outside of the US, companies routinely appoint internal statutory auditors. In voting on proposals relating to these matters, Calvert ordinarily will:
•support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.
Transparency and Disclosure
Historically, many non-U.S. countries have not required robust and transparent corporate disclosures equivalent to what is available in the U.S. More recently, there have been waves of reform around the world, including the development of voluntary and required governance codes. The common feature of these codes is that shareholders expect their companies to be transparent. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals that call for full disclosure of company financial performance.

•support proposals that call for an annual financial audit by external and independent auditors.
•support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.
•support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.
•support proposals that call for disclosure of related party transactions.
•support proposals that call for disclosure of the board nominating process.
Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions
Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation. In voting on proposals relating to these matters, Calvert ordinarily will:
•vote case-by-case on bylaw changes affecting shareholders’ litigation rights.
2.
Executive and Employee Compensation
Shareholders have a strong interest in executive pay because compensation creates the incentive structure that drives strategy, risk management and operational excellence. Due attention to executive compensation is a fiduciary duty of the board, which should exercise care and diligence in the design of compensation plans.
Companies should establish an independent compensation committee to carefully review and set compensation guidelines and develop plans. Compensation plans should be sufficient to attract and retain the best talent, align the interests of management and shareholders, and link pay to financial performance and the achievement of operational goals. Boards should also carefully disclose plan features, amounts of compensation, and linkages between compensation and strategy in clear, plain language. Where appropriate, companies should include quantitative data in either graphical or tabular format in order to aid understanding.
Long-term shareholders should hold boards accountable to this responsibility through active engagement and proxy voting. Shareholders should expect that compensation levels be reasonable relative to peers, company circumstances, and business strategy. They should evaluate whether the plan structure appropriately links pay to performance and is consistent with principles of pay equity for other members of leadership and for ordinary workers. The structure of pay plans should also incorporate management incentives to deal fairly with all stakeholders and implement a long-term, sustainable business strategy. In voting on proposals relating to these matters, Calvert ordinarily will:
Advisory Vote on Executive Compensation (Say on Pay)
•support the right of shareholders to cast an annual, non-binding vote on corporate executive compensation plans.
•vote case-by-case on “say-on-pay” proposals by company management, generally considering the following criteria:
Incentive Compensation
•Pay for Performance: The structure and level of pay should be linked to performance in a manner that aligns management interests with those of shareholders over a full business cycle. Named Executive Officers (NEOs) should be reasonably rewarded for success and should share losses with shareholders during downturns. Plans should incentivize a reasonable amount of risk taking, consistent with the interests of long term shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:
•oppose provisions that reduce the alignment of management and shareholder interests,
•oppose plans that do not clearly explain the reason for any significant deviation from a clear link between pay and performance.

•Time Horizon: NEOs should be given a mix of short and long-term incentives including both cash and equity-based securities, with the greater weight to long-term awards. Vesting of long-term awards should be consistent with the business cycle of the company, normally within at least a 3-5 year time horizon. Companies should explain why the time horizon chosen is consistent with business strategy. At least a portion of equity compensation should be required to be held for a period that seeks to align NEOs with long-term owners.
•Incentive Criteria: Long-term awards (whether restricted stock, options, performance shares or other structure) should be both time and performance based, with a transparent mix of quantitative and qualitative criteria determining awards, as appropriate. The company should explain how incentives link to corporate strategy and drive long-term performance and risk management. Performance targets should be realistic and appropriately challenging. Some discretion to allow boards to adjust compensation to unforeseen circumstances may be appropriate. However, excessive discretion raises concerns, especially when performance is poor or when pay does not reflect performance.
•ESG Incentives: An increasing number of companies are adopting ESG metrics in their short-term awards; long-term awards; or both. We encourage companies to consider adopting ESG metrics in their executive incentive compensation programs as a way to incentivize management to improve long-term shareholder value creation by improving performance on material sustainability measures. When setting ESG metrics in compensation programs, similar to financial and strategic goals, we look to companies to set rigorous goals with clearly defined performance periods. Goals may be qualitative or quantitative, but we look to ensure that the achievement of goals can be easily assessed by shareholders. In determining the type of ESG metric, we look to see that the goals set are in line with business strategy to incentivize financial outperformance or mitigate ESG-associated risks.
•Peers: Peer group companies should be chosen based on reasonable criteria, such as size, industry or risk profile, and the rationale disclosed to shareholders. The Board should make a careful analysis of how plans compare to peer groups and explain significant deviations based on the unique circumstances of the company.
•Pay Equity: The level of CEO pay relative to other categories of employment should be reasonable, considering both the balance of compensation among top management as well as the ratio of CEO pay to that of ordinary workers. Pay that is excessively unequal relative to peer companies may raise a concern about the independence of the board from management influence, unless adequately explained. In voting on proposals relating to these matters, Calvert ordinarily will:
•oppose mandated pay limits as a check on pay disparity.
•Stakeholders and Sustainability: We prefer that the plan incorporate strategic goals related to sustainability and fair treatment of stakeholders. The company should disclose which sustainability or stakeholder issues are material to performance and how compensation plans create incentives for optimal management of these issues.
•Clawbacks: Calvert expects that plans include a provision to recoup compensation in the case of malfeasance or material accounting restatement.
•Perquisites: Perquisites are non-financial forms of compensation such as country club memberships or personal travel on company aircraft. The cash value of perquisites are usually small relative to the size of pay packages and may be appropriate if linked to business needs. However, excessive perquisites may raise concerns about the independence of the board from management. Executive perquisites, and their rationale, should be clearly disclosed along with other compensation.
•Transparency: Plan provisions and pay levels should be clearly disclosed in plain language for each named executive officer. The structure of plans, pay levels, and rationales for compensation decisions should also be made clear. The plan should be clear regarding the link between pay, long-term strategy, and performance expectations.
•Ethics: In voting on proposals relating to these matters, Calvert ordinarily will:
•oppose plans submitted by companies with a recent history of ethical lapses related to compensation (e.g. backdating of options, inaccurate disclosures) unless the company has made significant governance changes to ensure that compensation is managed using the highest ethical standards.
Country-Specific Compensation Disclosures
•Different countries have varying standards on executive compensation disclosure requirements and what is generally practiced in each market. These distinctions lead to different compensation issues becoming material within each country. For companies that are domiciled in jurisdictions that tend to have weaker regulations around required compensation disclosure as well as generally weaker practices demonstrated by companies, Calvert will hold those compensation programs to standards widely accepted by the market and in line with the country’s regulatory requirements for disclosure.

Equity Compensation
Equity compensation may include restricted shares, options, or other structures designed to link pay to equity performance. All equity plans are subject to the incentive criteria detailed above. Additionally, we believe that companies should not make loans to support stock purchases. While these Guidelines generally oppose plans with certain features, Calvert may support any well-designed provision in specific circumstances where it is warranted, if appropriate restrictions are in place, the rationale clearly and persuasively disclosed, and the provision is submitted to shareholders for approval. In voting on proposals relating to these matters, Calvert ordinarily will:
•oppose provisions that provide downside protection to plan participants that are not available to other shareholders;
•support equity plans that tend to create long term incentives for management to create long-term sustainable value. The board should carefully consider how the mix of equity linked securities aligns management incentives with reasonable tolerance for risk consistent with business strategy.
•Support proposals that will require executives to hold sufficient shares to incentivize them to think like long term owners.
•Pay Disparity: oppose equity plans that whose benefits are inappropriately skewed toward top management, in a manner inconsistent with the goal of attracting and motivating professionals at all levels of the corporation.
•Reload Options and Evergreen Provisions: oppose features, such as evergreen provisions and reload options that may lead to a misalignment of management and shareholder interests.
•Repricing: oppose the repricing of options, which undermines the incentive value of these awards.
•Accelerated Vesting: oppose accelerated vesting of shares and options in the case of a restructuring.
•Dilution: oppose plans that are excessively dilutive to minority shareholders.
•Hedging: oppose provisions supporting hedging of risks by NEOs in a manner that undermines the design of compensation plans.
Employee Stock Purchase Plans
•support broad-based employee stock purchase plans (ESPPs), which encourage alignment between employees and shareholders.
•oppose ESPPs that are determined to be unreasonable because, for instance, they offer shares for less than 85% of the current price or create dilution of greater than 10%.
Severance Agreements (“Golden Parachutes”)
Companies may establish severance agreements that provide compensation packages for top executives who are terminated or demoted pursuant to a takeover or other change in control (“golden parachutes”). Companies argue that such agreements are necessary to keep executives from “jumping ship” during potential takeover attempts. The Dodd-Frank Wall Street Reform and Consumer Protection Act provides shareholders with advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs). Special focus is placed on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals providing shareholders the right to ratify adoption of severance or change in control agreements.
•oppose the election of compensation committee members who approve severance agreements that are not ratified by shareholders.
•oppose golden parachute proposals that include one or more of the following features, depending on the number, magnitude, and/or timing of issue(s):
•Single- or modified-single-trigger cash severance;
•Single-trigger acceleration of unvested equity awards;
•Full acceleration of equity awards granted shortly before the change in control;

•Acceleration of performance awards above the target level of performance without compelling rationale;
•Excessive cash severance (generally ˃3x base salary and bonus);
•Excise tax gross-ups triggered and payable;
•Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
•The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Equity Plans for Non-Employee Directors
•vote case-by-case on compensation plans for non-employee directors, based on:
•The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
•The company’s three-year burn rate relative to its industry/market cap peers; and
•The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).
Non-Employee Director Pay– U.S.
•oppose members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more years) of awarding excessive non-employee director compensation without disclosing a compelling reason or other mitigating factors.
Shareholder Ratification of Director Pay Program
•vote case-by-case on management proposals seeking U.S. ratification of non-employee director compensation based on:
•If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
•An assessment of the following factors:
•The relative magnitude of director compensation as compared to companies of a similar profile;
•The presence of problematic pay practices relating to director compensation;
•Director stock ownership guidelines and holding requirements;
•Equity award vesting schedules;
•The mix of cash and equity-based compensation;
•Meaningful limits on director compensation;
•The availability of retirement benefits or perquisites; and
•The quality of disclosure surrounding director compensation.
Compensation Committee
•oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.
3.
Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring
Mergers, acquisitions and other corporate restructurings frequently raise significant issues and should be considered very carefully. These actions may have the effect of profoundly changing corporate governance and strategy.
Considering the Non-Financial Effects of a Merger Proposal
Mergers, acquisitions and other corporate restructuring proposals allow or require the board to consider the impact of the proposed action on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a proposal on the grounds that it would adversely affect the company's stakeholders. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals that consider non-financial impacts of mergers, acquisitions or other corporate restructurings.
•vote case-by-case on all merger, acquisition and restructuring proposals, giving consideration to the value being offered to shareholders and the likely impact on environmental, social and governance concerns.
•oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.
Adjournment of Meeting
Generally vote AGAINST proposals that provide management with the authority to adjourn an annual or special meeting, particularly in instances where the proposal seeks to adjourn meetings for the purpose that “other business” might be brought forth.
Generally support proposals that pertain to soliciting additional votes for a merger or transaction if there are insufficient votes at the time of the meeting to approve the transaction if Calvert is supporting that merger or transaction.
Opt-Out of State Anti-takeover Law
Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareholders are required to opt in for such provisions to be operational; in others, directors or shareholders may opt out. Hostile takeovers come in many forms. Some offer advantages to shareholders by replacing current management with more effective management. Others do not. Shareholders of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareholders should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws.
•oppose proposals requiring companies to opt into state anti-takeover statutes.
Unilateral Charter, Bylaws and Amendments
Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings (“IPOs”). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors. In voting on proposals relating to these matters, Calvert ordinarily will:
•oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who will be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.
•vote case-by-case on proposals to amend or change corporate charter or by-laws, and will ordinarily support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability.
Corporate Purpose
In the United States and certain other markets, companies are typically understood to owe their primary fiduciary duty to shareholders. In certain other markets, especially in Europe, a “stakeholder centric” model prevails, requiring companies to consider the interests of all stakeholders in making decisions. Recently, some companies in the U.S. and other shareholder-centric markets have been integrating stakeholder concerns into governing documents, and a few have reincorporated under corporate forms that prioritize the creation of value for all stakeholders. Calvert supports reasonable governance reforms to better align companies with long-term shareholder interests, which include appropriate consideration of stakeholder concerns that are material to the performance of the business.
In voting proposals relating to these matters, Calvert ordinarily will:
•support proposals that generally ask companies to align the corporate governance practices and provisions with a business model that creates societal impact and addresses stakeholder concerns.
•oppose proposals that are overly prescriptive in asking companies to amend their certificates of incorporation to reorganize into different corporate structures on the basis of aligning with its commitment to a stakeholder-centric model.
Reincorporation
Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareholder rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
•vote case-by-case on proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).
•oppose proposals to reincorporate outside the United States if is determined that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.
Common Stock Authorization
Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareholders; in others, the benefits to shareholders are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.
•vote case-by case on proposals authorizing the issuance of additional common stock.
•oppose the proposals if the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the proposal is to increase shares by more than 100 percent of the current authorization (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a shareholder rights plan or other takeover defense.
•support proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•vote case-by-case on proposals related to reverse stock splits that do not result in a proportionate reduction in the number of authorized shares, taking into account the following factors:
•a Stock exchange notification to the company of a potential delisting;
•Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
•the company's rationale; or
•Other factors, as applicable.

Blank Check Preferred Stock
Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares, for which the terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device. In voting on proposals relating to these matters, Calvert ordinarily will:
•oppose the creation of blank check preferred stock.
•oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.
Shareholder Rights Plans
Shareholder rights plans (sometimes referred to as “poison pills”) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most shareholder rights plans resolutions deal with shareholder ratification of the shareholder rights plans or repealing them altogether. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals calling for shareholder approval of shareholder rights plans.
•oppose shareholder rights plans.
Greenmail
Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:
•support anti-greenmail provisions.
•oppose the payment of greenmail.
B.
CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY
1.
Sustainability Reporting
Investors require substantive and comparable information about corporate ESG performance both to integrate these factors into investment decisions and to engage with companies. A high quality sustainability report can demonstrate the company’s positioning with respect to the material ESG risks and opportunities it may face. However, sustainability reporting is a relatively new form of corporate disclosure, and until recently most sustainability reports offered little of value to investors, and a high degree variation in quality and relevance persists among corporate disclosures. Sustainability reporting continues to improve as guidelines promulgated by the Global Reporting Initiative (GRI) and the Sustainability Accounting Standards Board (SASB) have become recognized standards for disclosure. These standards are useful to companies seeking to align their disclosures with the needs of the capital markets, but compliance with a third-party is not a substitute for accurately describing the company’s unique circumstances. Effective reports provide clarity about a company’s understanding of the risks and opportunities arising from its relationships with stakeholders; its governance policies for addressing these issues; and robust performance data that informs shareholders of how the company measures itself against its objectives. We believe that sustainability information that is deemed material should be incorporated into a company’s regulatory filings. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals asking companies to prepare sustainability reports, including those requesting disclosure consistent with SASB, GRI, or other internationally recognized sets of guidelines.
•support proposals requesting that companies conduct social and/or environmental audits and/or risk assessments of their performance.
2.
Environment

All economic activities affect, and in turn depend on, the natural environment. Physical changes in ecosystems, the associated effects on human health and the availability of natural resources, and national and international efforts to mitigate environmental harm will have a profound impact on corporate and investor outcomes. We believe that, over time, the market will reward companies whose strategies and operations continually progress towards minimal negative or beneficial environmental impact. As investors, we also believe that over the long-term stable ecosystems are necessary to sustain capital markets and economic growth.
We expect that companies will develop robust environmental management systems; implement business strategies that anticipate risks and opportunities related to growing expectations for corporate environmental sustainability, and set quantitative targets for reducing environmental impacts from operations and supply chains. Companies should pay particular attention to their impact on:
Climate: Companies should develop policies and procedures to anticipate the risks and opportunities related to the transition to a low carbon economy; reduce, and ultimately eliminate, greenhouse gas emissions from products, operations and supply chains; transition to the use of renewable and low carbon energy sources as economic feasibility allows; mitigate ocean acidification; and anticipate possible physical impacts of climate change on markets and infrastructure. Companies should consider all material sources of climate impacts, including direct emissions, indirect emissions through purchased electricity, products, supply chains, end-of-life and ancillary business activities. In considering these policies and procedures, Calvert commits to support companies in achieving a net zero greenhouse gas emissions goal by 2050 or sooner, in line with global efforts to limit warming to 1.5 Celsius.
In planning and implementing decarbonization strategies, companies should also consider the impact on workers and communities, especially the most vulnerable. Public and private investments in low-carbon strategies and technologies should also be designed to support inclusive economies and a just energy transition.
Water: Companies should analyze risks associated with business operations that might affect: water stressed areas; the possible impacts of changing water systems on their ability to operate; the impact of company operations on water quality or availability; consider the company’s impacts on marine life and ecosystems; and explore ways of increasing access to water, especially among economically disadvantaged populations. Companies in water-intensive industries, including the food products, paper and semiconductor industries, should consider improving their water efficiency or water re-use.
Toxins and Pollution: Companies should develop policies and procedures to reduce or eliminate the use and marketing of toxic chemicals; to minimize waste throughout product lifecycles; and to seek alternatives to products and operations whose emissions harm human health and the environment. Additionally, producers of plastics should report on its efforts to reduce or eliminate the use and marketing of plastics, as well as the relevant impact on its business model.
Land Use and Biodiversity: Companies should analyze the impacts of their operations and products on land use and biodiversity, including agricultural land use, deforestation, habitat conservation, and pollution.
In voting on proposals relating to the foregoing environmental matters, Calvert ordinarily will:
General
•support reasonable proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.
•support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.
Climate Change Mitigation
•support proposals requesting that companies disclose information on greenhouse gas emissions (including carbon, methane, and all other recognized greenhouse gases) and mitigation targets.
•support proposals asking companies to adopt greenhouse gas reduction targets, including science based targets.

•support proposals asking for the preparation of a report on a company’s efforts to increase its use of renewable energy sources.
•support proposals asking for increased investment in renewable energy unless the terms of the resolution are overly restrictive.
•support proposals seeking an assessment of a company’s impact on financed emissions through their investment, lending, and borrowing activities.
•support proposals asking companies to report on the strategic implications of a current or anticipated energy transformation on their business models.
•support climate change mitigation proposals related to the aforementioned actions in alignment with the Paris Agreement’s 1.5 degree goal, working towards net zero emissions.
Climate Change Adaptation
•support proposals seeking the preparation of a report on the company’s risks attributable to climate change.
•support proposals seeking disclosure of the company’s plans to adapt to climate change.
•support proposals seeking disclosure of the company’s plans in order to align its oversight, strategy, and operations with the Paris Agreement’s 1.5 degree goal, working towards net zero emissions.
•support “just transition” proposals seeking disclosure of the company’s plans to integrate concerns about workers and communities into its decarbonization strategy and activities
Advisory Vote on Climate Transition Plans (Say-On-Climate)
•Vote case-by-case on management “Say on Climate” proposals that present company climate plans or strategies to shareholders for an advisory vote, considering the following factors:
•Greenhouse gas emissions reduction goals in line with efforts to limit global temperature increase to 1.5 degrees Celsius
•Extent of emissions covered
•Disclosure and alignment of interim targets with net zero commitments
•Alignment of corporate strategy with net zero commitments
•Considerations of concerns about workers and communities into climate-related planning and activity (i.e. – “Just Transition”)
•Effective governance of climate goals
In consideration of the different forms of management and shareholder proposals that may arise related to Say-on-Climate, Calvert will generally:
•oppose management proposals on climate plans that fail to meet the disclosure, strategic, oversight and target-setting considerations listed above.
•support shareholder proposals that ask the company to issue a climate transition report or plan.
•support shareholder proposals that ask the company to provide shareholders with the opportunity of an annual advisory vote on the company’s climate-related policies and strategies.
Waste and Pollution
•support proposals seeking improved management and reporting of a company’s risks linked to pollution of air, water, land or other ecological systems.
•support proposals seeking the preparation of a report on a company’s risks linked to the lifecycle environmental impact of materials used in its production and products, including plastics.

•support proposals asking for reporting and management of waste throughout the supply chain and product lifecycle, including proposals to develop and report on recycling and “circular economy” strategies.
•support proposals asking for a report on the health effects of environmental pollution, especially with respect to the disparate impact of pollution on different ethnic and socioeconomic groups.
Water
•support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to the company’s impact on water quality, availability, and accessibility.
•support proposals seeking the adoption of programs and policies that enhance equitable access to affordable safe drinking water and sanitation.
•support proposals seeking improved management of water in industrial or agricultural operations and supply chains.
•support proposals asking for improved management and reporting of marine ecosystems.
•support proposals seeking improvements in water efficiency or water re-use for companies in water-intensive industries, including the food products, paper and semiconductor industries.
Land-Use Change / Biodiversity Conservation
•support proposals requesting greater transparency of the company’s impact on land use, including deforestation, throughout the company’s product lifecycle.
•support proposals asking companies for the preparation of a report on the impact of the company on biodiversity, throughout the company’s product lifecycle.
3.
Workplace Issues
Labor Relations and Vendor Standards
The relationship between companies and their labor forces has become more complex over the last 20-30 years. The simple employee-employer relationship has evolved into outsourced and offshored supply chains, contingent workers, contractors, “gig economy” labor, and other non-standard forms. Companies retain the responsibility for respecting the human rights of everyone they employ regardless of the legal status of the worker. Companies that provide fair labor standards, equitable compensation and decent working conditions may experience improved productivity and worker engagement. Conversely, companies that violate core human rights may face legal and reputational risk, as well as the risk of a disengaged and unproductive workforce.
Worker rights include, at a minimum, the core International Labor Organization standards, which include freedom of association and collective bargaining, freedom from discrimination, and prohibitions on child and forced labor. Other safeguards, such as the right to a safe and healthy workplace, freedom from harassment and livable and equitable compensation, are also important.
At a minimum, companies should develop a code of conduct that respects all relevant human rights in the workplace and that covers company operations, supply chains and other key business partners. Companies should report on their human capital practices as well as their related policies and procedures. Companies should also provide detailed explanations of expectations to managers and vendors and provide for independent monitoring of compliance. Remediation should be available for violations of company policy, and the company should be transparent about when it would terminate a relationship based on human rights violations.
Modern Slavery
Although slavery has been formally abolished, people remain enslaved in many parts of the world, including in the supply chains of public companies. Modern slavery practices can be found in any sector and may include forced and bonded labor, unlawful child labor, and human trafficking. Risks are highest in industries whose supply chains are relatively more labor-intensive, lower-skilled, lightly regulated, or more reliant on migrant labor. Different methods of pressure and coercion are imposed on workers including physical threats, intimidation, psychological abuse, misuse of the legal process, or other means to compel someone to work, often making it extremely difficult for those workers to leave those arrangements.
Calvert believes companies need to take affirmative steps to avoid complicity in any form of modern slavery, consistent with international law and global standards addressing forced labor, including those from the International Labor Organization, the Universal Declaration of Human Rights, the United Nations Guiding Principles on Human Rights, the Worst Forms of Child Labor Convention, and the United Nations Sustainable Development Goals. Especially in high-risk industries, we expect companies to have strategies and policies to address the root causes of potential violations and develop steps for a value chain free from any forced labor or human trafficking.
Companies should publicly disclose the modern slavery risks within their operations and supply chains, the actions they have taken to assess and address such risks and the effectiveness of such steps, including policies on modern slavery and human trafficking, due diligence processes, risk assessment and management and information on training. Companies should take affirmative steps, as appropriate, to support and promote prevention, protection, and remediation measures to eliminate all forms of forced and bonded labor and modern slavery.
Mandatory Arbitration
Some companies use arbitration clauses to have their employees resolve disputes outside of judiciary courts. The use of these clauses for their employees potentially can expose companies to brand, legal, and human capital risks as mandatory arbitration potentially limits employees’ remedies for wrongdoing, reduces willingness to report discriminatory behavior and conceals potential concerns shared by other employees. Generally, Calvert will:
•support well-crafted proposals asking the company to produce a report on its use of mandatory arbitration on employment-related claims, while considering:
•Current practices and policies related the use of mandatory arbitration agreements;
•The history of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements; and
•The existing disclosure of its policies and practices, and impact on workplace culture related to the use of mandatory arbitration agreements on workplace claims as compared to its peers.
•oppose proposals that request that the company adopt a mandatory arbitration bylaw
Diversity and Equal Employment Opportunity (EEO)
While most companies now agree that a diverse workforce is important to corporate performance, progress towards equality remains slow, both in the U.S. and elsewhere. Insufficient representation deprives the companies of the perspectives and talents of individuals who are prevented from achieving their full potential.
Over the past few years, investor concerns about diversity have broadened from the number of women and people of color in leadership to root causes of persistent barriers to advancement, such as racial or gender gaps in pay, sexual harassment and gender-based violence, and the absence of effective policies to help employees balance work and family responsibilities.
Many investors are asking companies to develop diversity policies that outline company efforts to prevent discrimination and build a more diverse workforce; to explain the company’s policies to increase diversity on its board of directors; disclose the company’s diversity statistics for each professional level, for example through release of the EEO-1 report in the United States; to provide quantitative and qualitative reports on pay gaps; and to provide appropriate disclosures on company efforts to eliminate harassment and other forms of gender-based violence in the workplace.
Additionally, investors are asking companies to develop policies and practices to prevent discrimination and harassment of LGBT employees and to create a working environment where individuals can feel comfortable and accepted. While most U.S. public companies currently have a non-discrimination policies, investors are concerned that these policies are consistently applied across the company, its supply chain and its business partners, especially in places that do not provide legal protections for LGBT people.

In voting on proposals relating to workplace matters, Calvert ordinarily will:
•support proposals requesting that companies adopt fair labor practices consistent with all recognized international human rights standards.
•support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that suppliers, licensees, and other key business partners comply with all applicable laws and/or international standards regarding wages, benefits, and working conditions.
•support proposals requesting companies to adopt, report on, and agree to compliance and enforcement procedures for labor and human rights codes of conduct, including independent monitoring.
•support proposals asking for an assessment of risks related to potential violations of labor and human rights.
•support proposals asking a company to issue a diversity report, including diversity policies and full disclosure of EEO-1 data for U.S. workforces.
•support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.
•support proposals to adopt policies to eliminate gender-based violence and other forms of harassment from the workplace, as well as proposals asking a company to prepare a report on its efforts to promote a safe workplace for all employees.
•support proposals asking companies to prepare a report on pay equity based on race, gender, or other appropriate category.
•Calvert will oppose proposals that seek to eliminate or scale back diversity or non-discrimination policies.
4.
International Operations and Human Rights
Business Activities and Investments
Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Companies operate in these locations for a variety of reasons, including access to natural resources, lower wages or regulatory burdens, access to regional markets, or for many other reasons. For the global economic actors, globalized companies create numerous benefits including expanded markets, improved efficiencies, and greater competitiveness. These operations may also be highly beneficial to the host country by providing jobs, tax payments, access to new products and services, and development opportunities. However, such operations may exploit local workforces or communities, or become complicit in human rights violations committed by host governments or business partners, if companies fail to develop and enforce substantive policies to respect human rights.
Modern communications technologies have increased public scrutiny of company operations around the world. Adverse publicity from transgressions of human rights may result in regulatory action, loss of social license to operate, boycotts, work stoppages and other business harms. Policies to safeguard human rights help to insure company’s ability to operate globally with a minimum of opposition from global or local stakeholders.
Numerous internationally recognized standards guide the development of corporate human rights policies. At a minimum, companies should commit to respecting all human rights as outlined in the Universal Declaration of Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights. Company policy should also be consistent with internationally recognized standards for corporations, including the UN Guiding Principles on Business and Human Rights and the Global Compact.
It is particularly important for companies whose operations may have a significant impact on indigenous communities to develop affirmative policies and practices respect the rights of these groups both in the North America and globally. The United Nations Declaration on the Rights of Indigenous Peoples defines the scope of rights specific to these groups, including for example self-determination, freedom from discrimination, and knowledge, cultures and traditional practices. Companies should develop policies to avoid complicity in violations of indigenous rights through business partnerships, supply chains or financial investments. Projects and investments should proceed only with the free, prior and informed consent of indigenous communities that may be significantly impacted.
Where relevant, companies should also develop specific policies to ensure respect for human rights that are material for their business, such as the right to health care and the right to privacy. Companies should also incorporate a global policy to ensure respect for the rights of LGBT people, especially in countries and localities whose policies are either hostile or neglectful of LGBT rights. Numerous guidelines also exist that are relevant for specific industries and types of operations. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals requesting that companies develop appropriate policies to ensure respect for human rights throughout their global operations, including business partners and supply chains.
•support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.
•support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.
•support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment, consistent with international law regarding the rights of indigenous people to free prior and informed consent.
5.
Product Safety and Impact
Companies bear primary responsibility for the safety of their operations and products. In certain circumstances, ignoring product safety or impact concerns may result in short-term profitability for companies. However, investors in companies that harm their customers or other stakeholders may be concerned about a risk of a consumer or regulatory response that undermines the economic viability of companies. Moreover, harmful products may have broader community or environmental impacts that may de-stabilize markets in which shareholders invest. Calvert believes companies should develop governance and reporting mechanisms to ensure the safety of their products. In voting on proposals relating to these matters, Calvert ordinarily will:
•case-by-case on proposals asking companies to disclose product ingredients, depending on the feasibility of disclosure and the nature of the safety concerns.
•support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
Toxic Chemicals
Greater awareness of the impact of toxic chemicals on human health has led to the widespread regulatory limitations on these chemicals and consumer embrace of alternatives. Companies who ignore these trends and defend the use of chemicals deemed harmful risk being overtaken by more innovative rivals in the marketplace. Calvert believes companies should disclose policies and practices to reduce the use or marketing of toxic chemicals, and provide reasonable disclosures of performance. In voting on proposals relating to these matters, Calvert ordinarily will:
•support resolutions asking companies to disclose policies related to toxic chemicals.
•support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.
Animal Welfare
Concern for animal welfare has led to a consumer movement to demand better treatment of food animals. Calvert believes companies should develop reasonable policies to assure the well-being of kept animals, consistent with good environmental practices and the safety and quality of foods. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals asking management to report on steps to reduce or eliminate antibiotic use for animal health.
•support proposals requesting that companies report on policies to ensure animal welfare.
•vote case-by-case on proposals asking companies to limit animal testing, giving consideration to the specific practices raising concerns, potential benefits to human health and welfare, and available alternative processes.

Inherently Dangerous Products and Inherently Hazardous Activities
Some products are inherently dangerous by nature because their function involves a risk of danger or injury to consumers or the general public’s health and safety. Additionally, some activities are inherently hazardous by nature, that is, they hold substantial risks of predatory practices and/or may lead to addiction. Inherently dangerous products, which may be age-restricted or require a license to obtain, include, but are not limited to, alcohol, tobacco, e-cigarettes, guns, firearms, and other weapons. Inherently hazardous activities include, but are not limited to, gambling and non-medicinal cannabis consumption.
Companies should publicly disclose the inherent risks associated with these products and activities and develop reasonable policies and procedures to mitigate the risks associated with their manufacturing, sale, distribution, use and/or participation. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals asking management to report on steps taken to mitigate the risks associated with consumer use of inherently dangerous products and consumer participation in inherently hazardous activities.
•support proposals requesting that companies report on its policies and procedures related to the risks associated with the manufacturing, sale and distribution of inherently dangerous products and participation in inherently hazardous activities.
•vote case-by-case on proposals asking companies to stop manufacturing inherently dangerous products or participating in inherently hazardous activities.
Data Privacy and Data Security
A revolution in computer and communications technologies has led to the rapid development of previously unimagined new services and access to information, while the number of internet users continues to expand globally. One result of the transformation of communications services is the exponential growth in the personal information that has been created and collected by companies. This data has potentially beneficial uses, including contributing to improved healthcare, more efficient transportation, and greater access to financial services. However, many people may have concerns about giving companies access to their personal data, particularly if unauthorized users gain access to this data for criminal or other malicious purposes.
Beyond concerns about the security of data, users may also be concerned about data privacy -- the lawful use of these data by companies for purposes other than what users intend. For example, data could be used to discriminate on the basis of race, gender, health or family status, or for other inappropriate purpose; for economic exploitation or harassment; or to manipulate a democratic election. These concerns are heightened when companies sell data to third parties with no connection to the original user.
For this reason, governments are currently questioning the appropriate use of data, and in particular whether users or companies own the data that is collected. Rules requiring companies to gain user consent for use of their data are coming into effect, but their effectiveness is not yet proven.
For example, the “right to be forgotten” has been codified in the European Union’s (EU) General Data Protection Regulation. Under such, personal data must be erased immediately where: (1) the data is no longer needed for its original processing purpose; (2) the data subject has withdrawn his or her consent and there is no other legal ground for processing; (3) the data subject has objected and there are no overriding legitimate grounds for the processing; or (4) erasure is required to fulfill a statutory obligation under the EU law. In addition, data must naturally be erased if the processing itself was against the law in the first place.
Expanding use of media raises additional concerns, such as the company’s responsibility to set rules for appropriate conduct on social media; the addictiveness of internet services, especially to children; and the company’s relationship to foreign governments who may wish to use data to violate human rights, especially the right to free expression.
For investors in companies whose business models depend upon unfettered access and use of user data, there is a risk that society will expand privacy rights and limit corporate use of personal data for business purposes, or that users will find ways of masking this information from companies while using internet services. Companies should analyze these risks and create governance structures that will allow them to adapt to changing expectations for data privacy and security. Companies should also develop robust systems to safeguard data from unauthorized access and use. In voting on proposals relating to these matters, Calvert ordinarily will:
•supportdata security proposals asking companies to strengthen governance mechanisms to prevent illegal or non-consensual use of data, and proposals for greater transparency regarding company efforts to protect user data.
•support reasonable data privacy proposals asking companies to set reasonable standards for the fair collection, storage and use of consumer data, respecting the rights of users to offer fully informed consent for the use of their data.
•support reasonable proposals asking companies to adopt content management policies that ensure freedom of expression and the free flow of information balanced with respect for user security, privacy, freedom from harassment and other rights on line.
•support proposals asking companies to develop policies to ensure that the company respects human rights wherever its services are available.
•support proposals asking companies to analyze the risk to its business model relating to data privacy or security.
Health and Pharmaceuticals
The continued high cost of medications in the United States limits access to many people, especially those lacking health insurance. In the developing world, lack of access to healthcare continues to be a barrier to the advancement of these societies. Additionally, the emergence of an epidemic of opioid abuse has raised concerns about the marketing practices of the pharmaceutical industry. Investors may be concerned about a public backlash against pharmaceutical company policies, with potential risks to the company’s ability to gain regulatory approval for new products, protect its intellectual property rights, and gain access to markets internationally, as well as potential liabilities relating to harm caused by its products. Calvert believes companies should clearly disclose how its governance and management systems ensure attention to long-term risks relating to pricing and marketing strategies. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible globally, to report on its efforts to increase access, and to align governance mechanisms with the objective of increasing access, consistent with long term financial performance.
•support proposals requesting that companies prepare a report on their policies to ensure that drug price increases do not have the effect of reducing access to life-saving medicines.
•support proposals to report on efforts to align governance mechanisms with high standards for product safety, especially regarding opioids.
•support proposals asking for responsible management of the production lifecycle of pharmaceutical products, including safe disposal.
•support proposals asking for information about the nutritional composition of the company’s food products.
6.
Consumer Finance
Predatory Finance
Predatory finance is the imposition of unfair, abusive or deceptive practices on consumers of financial products. Targets of predatory practices are often economically disadvantaged people but may also be military families, students or the elderly. Of particular concern are practices that catch consumers in a “debt trap” in which additional loans are necessary to pay back original loans because the borrower is unable to repay their debts. Predatory practices may be profitable in the short-term, but may impose longer term risks to shareholders both because of the risks that the company’s will face regulatory scrutiny or consumer backlash and because predatory finance has the effect of de-stabilizing the market as a whole. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals calling on companies to address and eliminate predatory or racially discriminatory lending practices.

•support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.
7.
Political Action Committees and Political Partisanship
Shareholders may be concerned that for some companies, activities to influence the political or policy environment may not be consistent with company ESG guidelines or the long term interests of shareholders. While federal and state law require disclosure of direct political spending, companies may make undisclosed expenditures indirectly through organizations who are not required to reveal their funding sources. For this reason, shareholders are unable to track corporate political spending unless the company voluntarily discloses this information.
We believe that a lack of transparency regarding political contributions creates a risk that decisions about expenditures will be driven by the personal interest of management or positions that may produce short-term gains at the expense of the company’s values or the long-term interests of shareholders. To determine whether corporate political and lobbying activities are appropriate, shareholders require complete reporting of expenditures on these activities, as well as explanations of how decisions are made. In voting on proposals relating to these matters, Calvert ordinarily will:
•support proposals asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.
•support proposals asking companies to disclose the budgets dedicated to public policy lobbying activities.
•support proposals requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.
•support proposals requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other financially material issues.
8.
Other Issues
In the event Calvert is required to vote on a proposal that is not addressed by the general principles and voting guidelines expressed herein, it generally expects to determine the manner in which to vote such proposal in alignment with the objectives of promoting long-term corporate health and sustainable financial, social and environmental performance.
BLACKROCK INVESTMENT MANAGEMENT, LLC (“BLACKROCK”)
With respect to each series of the Trust (each, a “Fund”) for which BlackRock serves as subadviser, Nationwide Fund Advisors (“NFA”) has directed BlackRock to vote proxies on the portfolio securities held by each Fund in accordance with Institutional Shareholder Services’ (“ISS”) Sustainability U.S. Proxy Voting Guidelines and Sustainability International Proxy Voting Guidelines, as applicable (together, the “Sustainability Policy”). In accordance with NFA’s direction, BlackRock will not seek to deviate from the voting recommendations based upon the Sustainability Policy.
ISS has developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of environmental, social and corporate governance (“ESG”) import, ISS' Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS' Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.
On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

ISS notes there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that ISS closely examines the merits of each proposal and consider relevant information and company-specific circumstances in arriving at its decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. ISS updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.
Please read the ISS Sustainability U.S. Proxy Voting Guidelines available at https://www.issgovernance.com/file/policy/active/specialty/Sustainability-US-Voting-Guidelines.pdf and the ISS Sustainability International Proxy Voting Guidelines available at https://www.issgovernance.com/file/policy/active/specialty/Sustainability-International-Voting-Guidelines.pdf.
COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC
CORPORATE GOVERNANCE AND PROXY VOTING PRINCIPLES
This document sets out our views and more detail on key issues and the broad principles that help shape our approach as we seek to votes proxies in clients’ best long-term economic interests pursuant to our Proxy Voting Policy.
As active investors, well informed investment research and stewardship of our clients’ investments are important aspects of our responsible investment activities. Our approach to this is framed in the relevant Responsible Investment Policies we maintain and publish. These policy documents provide an overview of our approach in practice (e.g., around the integration of environmental, social and governance (ESG) and sustainability research and analysis).
As part of this, acting on behalf of our clients and as shareholders of a company, we are charged with responsibility for exercising the voting rights associated with that share ownership. Unless clients decide otherwise, that forms part of the stewardship duty we owe our clients in managing their assets. Subject to practical limitations, we therefore aim to exercise all voting rights for which we are responsible, although exceptions do nevertheless arise (for example, due to technical or administrative issues, including those related to Powers of Attorney, share blocking, related option rights or the presence of other exceptional or market-specific issues). This provides us with the opportunity to use those voting rights to express our views on relevant aspects of the business of a company, to highlight concerns to the board, to promote good practice and, when appropriate, to exercise related rights. In doing so, we have an obligation to ensure that we do that in the best long-term economic interests of our clients and in keeping with the mandate we have from them.
Corporate governance has particular importance to us in this context, which reflects our view that well governed companies are better positioned to manage the risks and challenges inherent in business, capture opportunities that help deliver sustainable growth and returns for our clients. Governance is a term used to describe the arrangements and practices that frame how directors and management of a company organize and operate in leading and directing a business on behalf of the shareholders of the company. Such arrangements and practices give effect to the mechanisms through which companies facilitate the exercise of shareholders’ rights and define the extent to which these are equitable for all shareholders.
We recognize that companies are not homogeneous and some variation in governance structures and practice is to be expected. In formulating our approach, we are also mindful of best practice standards and codes that help frame good practice, including international frameworks and investment industry guidance. While we are mindful of company and industry specific issues, as well as normal market practice, in considering the approach and proposals of a company we are guided solely by the best long-term economic interests of our clients along with their mandate and will consider any issues and related disclosures or explanations in that context.
SHAREHOLDER RIGHTS
The shareholder membership of listed companies is generally made up (directly or indirectly) of diverse individuals and institutions whose views, interests, goals and time horizons can vary considerably.

Nevertheless, as shareholders, having confidence that the capital we commit to a company will be protected from misuse (e.g. from any potential agency conflicts) and will be prudently managed is important to us, our clients, and as a factor in the development and proper functioning of capital markets.
It is not the role of shareholders to micromanage businesses, rather it is the role and duty of directors to promote the long-term success of their company as noted in the next section. Nevertheless, by virtue of their share-ownership interest and position, shareholders are afforded certain rights to ensure, amongst other things, that appropriate leadership of the business is in place (e.g. through the appointment of the directors), review their performance (e.g. through receipt of the annual report & accounts, updates and general meetings), approve the broad parameters of the company’s authorities (e.g. in agreeing capital authorities), approve the appointment or ratification of external auditors, or indeed to exercise other rights afforded to shareholders (e.g. to requisition matters for consideration at General meetings).
Shareholder rights, framed in law, regulation and a company’s formational documents (i.e., bylaws or articles of association), are an important and integral part of corporate governance frameworks and the context in which we retain confidence in committing capital to businesses, to support their growth, development and success. This is particularly true in terms of ensuring that minority shareholders’ rights and interests will be respected. Arrangements or actions that detract from these rights and interest (including control distortions) need to be avoided.
While the precise nature and scope of shareholder rights vary across jurisdictions and many related aspects of our expectations are touched upon in other parts of these Principles, a number merit direct mention in this context:
Equal Treatment of all shareholders
One share one vote: Ordinary or common shares should feature one vote for each share and discriminatory voting rights or equivalent arrangements are neither appropriate nor welcome. Companies need to disclose sufficient information about the key attributes of all of the group’s capital structure (including minority interests in subsidiaries) to enable a proper understanding of the structures in place and their implications.
Controlling shareholder agreements: where a company has a controlling shareholder (whether by virtue of the control of voting rights or through board representation) it should put an agreement in place to safeguard the independence of the company and ability of the board to fulfill its duties to the shareholders as a whole.
Shareholder Approvals
Boards should ensure that shareholders have the ability and right to:
•effectively exercise their voting rights across the full range of business normally associated with general meetings of a company in line with market best practice (e.g. the election of individual directors, discharge authorities, capital authorities, auditor appointment, major or related party transactions etc.).
•place items on the agenda of general meetings, and to propose resolutions subject to reasonable limitations;
•call a meeting of shareholders for the purpose of transacting the legitimate business of the company; and
•that shareholder rights are not circumvented through, for example, the introduction or maintenance of limitations in the company’s formational documents.
Shareholder Engagement
Boards should ensure that:
•Clear, consistent and effective reporting to shareholders is undertaken at regular intervals and that they remain aware of shareholder sentiment on major issues to do with the business, its strategy and performance. Where significant shareholder dissent is emerging or apparent (e.g. through the voting levels seen at General Meetings), boards should act to address that.
•Boards should also allow a reasonable opportunity for the shareholders at a general meeting to ask questions about or make comments on the management of the company, and to ask the external auditor questions related to the audit.
As an institutional shareholder, stewardship is about more than just voting and include monitoring and reviews of companies’ activities and developments. Where appropriate it may also include engagement with companies on matters such as strategy, performance, risk, capital structure, standards of operational practice, including environmental, social and governance factors. Our broad approach to these stewardship responsibilities and activities are set out in our Global Stewardship Statement.
Shareholder Resolutions
Shareholder resolutions represent the exercise of a key shareholder right and may encompass a wide range of issues.
As such, we assess shareholder resolutions in light of good practice, the standards already applied by a company, how proportionate the proposals are, their alignment with our philosophy and approach, as well any potential conflicts with our clients’ interests. We will incorporate into our decision whether a shareholder resolution is binding in nature or advisory (non-binding) in applying these considerations.
THE BOARD
Strong corporate governance starts with a balanced, effective, and independent board. The directors are collectively responsible for the long-term success and ongoing evolution in the leadership of the company, within a framework of prudent and effective oversight, policies and controls.
The board is thus responsible for providing leadership to the business, setting and monitoring the strategy, overseeing its management and implementation, as well as for ensuring that a culture of integrity and strong standards is maintained across all activities and operations. Not least this should enable business opportunities and risk to be assessed and responded to appropriately.
Boards need to have appropriate independent membership and an effective balance and diversity (re: skills, knowledge, experience, race/ethnicity, gender, approach and perspectives) that complements the strategy, operations and footprint of the business. For non-executive (supervisory) directors (NEDs),the ability to provide objective input and scrutiny, on behalf of the shareholders, is essential in ensuring diversity of thought and integrity in board deliberations. In this context, the importance of true independence of thought is critical. NEDs need to be reflective and thoughtful in their approach, being able to ask challenging, often difficult questions, while offering considered and constructive input to board discussions, based on sound judgement. The same holds true in terms of board committee membership.
Suitably independent committees are one important mechanism for non-executive supervisory directors to achieve this, whether that is in respect of risk, audit, succession or remuneration, so as to enable them to participate effectively as part of the board and in their role as directors of the business.
As part of this dynamic, well considered succession planning, orientation, on-going briefings, updates and annual evaluations (that make regular use of external facilitation) of the board, its sub-committees and members are essential.
All directors should be able to allocate sufficient time to the company to discharge their responsibilities fully and effectively and have an appropriate knowledge of the business and access to its operations and staff. Given the important role and duties of a board member, it is important that directors are not over-boarded and can maintain consistent participation at all their board and committee meetings and their wider engagement with the companies they lead.
All directors should be subject to annual election. However, in markets where that is not normal or best practice, we expect all directors to be subject to re-election in line with local market best practice, but in any case, at least every four years. At the same time, arrangements that might entrench boards or management, or otherwise insulate them from accountability, should be avoided.
Given their role and duties, directors should also ensure that they are well informed about the views and/or concerns of shareholders, as well as understanding the dynamic around their broader stakeholders (including bondholders, pension fund trustees, employees, customers, suppliers and the communities they operate in).

CHAIR OF THE BOARD
The Board Chair has a crucial function in providing leadership in the boardroom, setting the right context in terms of the board’s overall responsibility for the oversight of the business and its strategy. It is the Board Chair’s role to manage the board agenda and the provision of information to directors, as well as to ensure open boardroom discussion that enables the directors to have effective dialogue and provide the constructive challenge that a company needs. This role is distinct from the role of a chief executive officer who leads the day-to-day running of the business and implementation of the strategy.
We expect the Board Chair (or lead/senior independent director) to ensure that the board is aware of the views and considers concerns raised by shareholders, whether through ongoing dialogue and engagement with shareholders or where notable dissent has been indicated through shareholder voting.
We recognize that in some markets the combination of roles is not uncommon, nevertheless we regard the separation of the roles of the Board Chair and the CEO to be a matter of good practice and governance. In light of experience, we consider that this separation encourages collegial decision-making on matters of importance for a public company, and a balanced board, and it also mitigates potential conflicts of interest. Not least it also helps mitigate against the risk of a concentration of decision making powers in the hands of a single individual. Separation is deemed to improve the board’s capacity for independent decision making and increases accountability.
The Chair of the Board’s role should be complemented by an independent non-executive director appointed as the senior or lead independent director, who can provide a sounding board for the chair and serve as a deputy and intermediary for the other directors and, indeed, shareholders when necessary.
CAPITAL MANAGEMENT
Prudent capital management is a key building block for the long-term success of a business, supporting the strategy and ensuring its ability to weather adverse economic conditions. Clarity on the capital structure plans, related disciplines and how they relate to the strategy for growth, capital investment and M&A, or to share buybacks, dividends and/or other distributions, is a critical ingredient in building a shared understanding of the business with shareholders and other providers of capital.
From a shareholder perspective the rationale for and potential dilution from equity capital issuances and, for example, the risks of poorly timed or structured share buybacks are important considerations in granting capital authorities at shareholder meetings. These activities can have significant implications and need to be approached by boards and management with care and consideration for shareholder interests.
In seeking shareholder approval for equity capital issuance authorities, companies should ensure the rationale for policy on, and approach to, the use of such authorities is disclosed. Routine disapplication of pre-emption rights (pro-rata rights of first refusal) should not exceed 10% (or lower where that is market practice) and authorities should be structured in line with best practice.
Similarly, prudent management of debt through the cycle is important. Boards should ensure they monitor and oversee the maintenance of prudent levels of debt (e.g. average net-debt not just the year-end position) and leverage in the business and balance sheet, which should extend to contingent and off-balance sheet liabilities. They should also ensure that sudden spikes in leverage can be explained in the context of the broader long-term business strategy. Large, unexplained or unjustified authorities to issue debt, or to increase or remove debt limits set out in a company’s formational documents, can raise potentially significant concerns for both long-term shareholders and bondholders, which the board needs to be mindful of.
Taking on debt solely to fund buybacks and/or hit ‘per-share’ targets such as EPS established under short- term variable remuneration schemes should be explained and a robust rationale provided.
Any exceptional cases should be supported by a substantive justification and explained properly to shareholders.

MAJOR TRANSACTIONS
Mergers, acquisitions, joint ventures and disposals are a regular feature of business and the capital markets. In many cases these are a normal part of the management and development of a business and the implementation of its strategy. However, large, inappropriate or poorly executed transactions can also lead to operational issues, significant write-downs and shareholder value destruction.
Boards should be actively involved in the planning for and assessment of potential transactions, ensuring that an appropriately disciplined approach (to both acquisitions and disposals) is maintained that is clearly aligned with the strategy. Ensuring appropriate and effective oversight of such activity is critical and monitoring the integration and subsequent performance against plan and related objectives (including synergies) is an important role of the board.
Where major transactions are not subject to shareholder approval, companies should consider the views of their major shareholders, subject to regulatory constraints and shareholders’ policies on being made “insiders”.
RELATED PARTY TRANSACTIONS
The scope for conflicts and abuse in related party transactions in any market is a potentially significant issue. Such concerns can arise in relation to individual transactions or from the number, nature or pattern of them. Alongside appropriate procedures to identify and manage conflicts of interest, boards should have a robust, independent process for reviewing, approving and monitoring related party transactions (both individual transactions and in aggregate).
A committee of independent directors, with the ability to take independent advice, should review related party transactions, their nature and their incidence or aggregate levels, to determine whether they are necessary, appropriate and in the best interests of the company and, if so, agree what terms are fair for other shareholders. All related party transactions should be reported to the board and be subject to approval.
The company should also disclose transactions that are significant, whether by virtue of their materiality to the business, the individuals involved or given the risk of perceived conflicts of interest, along with the rationale for allowing them.
Where a related party transaction is allowed to proceed it must be:
•subject to proper oversight by the board and regular review (e.g. audit, shareholder approval);
•clearly justified and not be detrimental to the long-term interests of the company;
•undertaken in the normal course of business;
•undertaken on fully commercial terms;
•in line with best practice; and
•in the interests of all shareholders.
TAX MANAGEMENT
Tax management approached prudently and legally, is part of the responsible management of a company’s affairs. Artificial or ‘aggressive’ tax strategies and constructs create imprudent risks for a company.
They can pose potentially significant reputation and commercial risks for those that are, or are perceived to be, pushing the boundaries of tax practice by, for example, exploiting loopholes and tax havens to avoid paying tax. The same reputation risks hold in respect of the directors of companies involved in such practices and the perception of the culture and attitudes it evidences. This applies equally to the use of tax avoidance structures in executive compensation arrangements, as it does at a corporate level.
From an investor perspective, tax management offers an insight into the culture predominant in a company and the attitudes and risk appetite of the management and directors. It also offers an additional indicator on the quality of earnings, risk and potential liabilities of a business, which can be relevant in terms of valuation and the investment quality of a business.
We expect the board to take a responsible approach to overseeing a company’s approach to and policy on tax and the related risks, to ensure that the company’s approach is and remains prudent and sustainable. The risks arising from engineered tax optimization practices should be understood and avoided; those arising from policy reforms (e.g. those being coordinated by the Organisation for Economic Co-Operation and Development (OECD) and other authorities) should be properly mitigated. The board should regularly review the business’s tax policy, its implementation and the related risks, as well as in response to significant events that may affect it. A summary of the tax policy and related codes of conduct should be published by companies, highlighting the approach to managing the associated risks.
In terms of changes in tax domicile or re-incorporation, while economic benefit may be gained, there should be no diminution of shareholders rights as a result of the changes, nor triggering of variable compensation as a result of the associated technical, legal or structural changes required.
ANNUAL REPORT AND ACCOUNTS
Annual reports and accounts are a key reference document for shareholders and the providers of a company’s long-term capital. They should provide a summary account of the board’s stewardship of the business that year (as opposed say to being designed or prepared for a secondary market context i.e. decision usefulness), whilst setting a direction of travel for the future.
In the annual report, the board should present a fair, balanced and understandable assessment of the company’s strategy, business plan, objectives, KPIs, capital and assets, operations, risks, challenges, performance and prospects in its annual report. This should include how the business’ approach is adapting to major trends (e.g. from technology, climate change or demographics etc.) that could have a material impact on the business and the related risks and opportunities it sees and how they affect the sustainability of the business and its long-term prospects.
The annual financial statements (accounts) need to be prepared on a prudent basis and present a true and fair view of the state of affairs of the business, its assets, liabilities, financial position and distributable profit or the loss. Boards should ensure that aggressive accounting practices are avoided and recognize that headline compliance with accounting standards, where significant judgement and discretion can be used, is unlikely of itself to effectively provide comfort that a ‘true & fair view’ is being maintained. Boards should ensure company practice does not fall into the trap of accounting form over substance.
The annual report and accounts are a reflection of the quality and prudence of management and the board of directors. Managements should strive for perfection in delivering these important documents. Errors and omissions may ultimately factor in our view toward the constitution and effectiveness of management and the board.
While recognizing the differences that exist in market norms and dynamics, we expect companies to plan for and look to the long-term in their reporting. The board should ensure that the company does not become fixated on quarterly numbers at the expense of investment for the long-term.
EXTERNAL AUDIT
The statutory audit is a significant and important shareholder and creditor protection mechanism, to which we attach considerable importance. Its purpose is to protect the company itself from errors, omissions or, potentially, wrongdoing, as well as to signal any issues to shareholders to enable them to engage with the directors, not least through the general meeting.
Companies should, therefore, ensure that the relationship with the auditor is clearly owned and overseen by the Audit Committee and that they maintain a robust, independent and effective audit and that the auditors are and are seen to be independent. As part of this, companies should have a clear policy on the approach to and general timeframes relating to re-tendering the audit contract.
Non-audit work should be kept to a minimum, require prior audit committee approval and largely be restricted to audit related work. Audit committees should also oversee any work undertaken by other audit firms to ensure that the company’s options and choice of alternative auditors is not compromised by potential conflicts.
INTERNAL AUDIT AND RISK COMMITTEES
Companies need to maintain an effective system of internal control, which should be measured against internationally accepted standards of internal audit and tested periodically for its adequacy.

Companies are encouraged to have an internal audit function that supports the board and executives in the oversight and management of risks. We expect financial institutions to maintain a separate risk committee and support this practice, where appropriate, in other companies.
COMPENSATION/REMUNERATION
Executive pay has been a persistent area of concern and controversy over the years. Given the problems around executive pay inflation, widening pay differentials, questions about the linkage with performance and perceived rewards for failure, and complexity, compensation (remuneration) committees need to ensure a prudent approach is maintained.
We expect a substantial proportion of executive pay to be performance based, vesting according to the achievement of stretching performance metrics that are clearly aligned with the company’s strategy, management’s value creation and the experience of its shareholders. In terms of pay and overall employee costs, we will have particular regard to the relative levels of pay compared to the performance of the business, distributions to shareholders.
In relation to any accompanying pensions arrangements, including cash contributions in lieu thereof as well as benefits more broadly, we expect applicable valuations (i.e. contribution rates in the context of pensions) to be set prudently under the circumstances. Where any pensions benefit provided to executives is enhanced as compared to equivalent benefits provided to the wider workforce, we will consider this in our evaluation of the fairness and proportionality of the total remuneration package.
Across a company’s pay arrangements, structural or technical provisions that can weaken or undermine the principle of pay for performance, need to be avoided, and change-in-control arrangements should be prudent and not linked to outlier practices. Similarly, we are generally supportive of local market best practices that enhance the alignment of pay and performance, such as retention and deferral arrangements, malus/clawback, reasonable all-employee share schemes etc. Consideration should also be given to the disclosures required around pay ratios and the ramifications for the companies in which we invest.
Broadly speaking, compensation (remuneration) committees should look to ensure that their company’s pay arrangements are:
•Clear, simple and understandable;
•Balanced and proportionate, in respect of structure, deliverables, opportunity and the market;
•Aligned with the long-term strategy, related key performance indicators and risk management discipline;
•Linked robustly to the delivery of performance;
•Delivering outcomes that reflect value creation and the shareholder ‘experience’; and
•Structured to avoid pay for failure or the avoidance of accountability to shareholders.
Where a company consults with its shareholders on its executive pay arrangements, the compensation (remuneration) committee chair should take ownership and lead that process, ensuring proper two-way dialogue, as deference to consultants undermines credibility. That said, pay is only one aspect of the dialogue we need to have or prioritize with companies. As a result, we would note that, generally, we only look to participate directly in such consultations where we are a significant shareholder.
CORPORATE RESPONSIBILITY
Well run or improving companies are better positioned to adapt to and manage the risks and challenges inherent in business. As investors, a holistic focus on the characteristics and exposures of a business provides us with a valuable insight into important aspects of the opportunities it has and its quality.
Sustainability themes
Sustainability themes (whether social or environmental in nature) are catalysts of change, creating both risks and opportunities. A company’s ability not only to adapt to but also to capitalize on the opportunities such themes highlight - by innovating and commercializing solutions (outputs, products or services) that respond to them– are relevant to investors given the long-term economic benefits they can generate for investors. Companies should make appropriate and integrated disclosures reflecting touch points for their strategy, R&D, capex, operational performance and commercial aspirations.
In doing so, companies should be mindful of the growing interest that exists amongst investors and other stakeholders in how a company’s approach to sustainability themes is aligned with the policy principles set out in the UN Sustainable Development Goals (SDGs). Impact oriented investment is a small but fast-growing part of the investment landscape.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) PRACTICES
A company’s recognition and management of its material ESG exposures and related disclosures provide shareholders with an additional lens through which to assess the quality, leadership, strategic focus, risk management and operational standards of practice of a business. Reflecting our philosophy on the importance of integrating ESG considerations into our assessment of how well a business is run, we will consider the level and effectiveness of ESG disclosure made by companies in their annual reports and other materials. Our focus will be on those factors deemed material to businesses in a given sector, with a focus on practices that we consider are unsustainable, create potential risks or adverse impacts to stakeholders, or which are in need of improvement to avoid erosion of shareholder value.
As investors, in framing and assessing what are the material ESG factors for a business, we draw on the Sustainability Accounting Standards Board (SASB)’s materiality framework. SASB’s mission is to help businesses identify, manage and report on the sustainability topics that matter most given their industry. Their standards have been developed based on extensive research and feedback from companies, investors, and other market participants as part of a transparent, publicly-documented process. While companies may have specific exposures unique to their circumstances, the SASB standards form the basis and starting point for assessing and monitoring a company’s ESG characteristics and their economic impact.
Where management and the board have not demonstrated adequate standards of practice, or effort to be transparent in how they address and mitigate material ESG issues or are considered to be failing to adequately address current or emergent risks that may threaten shareholder value in the future, we may take voting action to highlight this.
Climate risk
Climate risk is and will increasingly be a focus for companies and investors. The growing number of regulatory interventions and the public debate around climate change make this a distinct issue in its own right.
The 2016 Paris Agreement set a number of globally agreed goals on climate change and greenhouse gas emissions reduction. Policy interventions, regulatory changes and initiatives, such as the Financial Stability Board’s Taskforce on Climate Related Financial Disclosures(TCFD), provide a clear indication of the importance attached to this issue.
The TCFD recommendations provide a framework in which climate related issues can be assessed and disclosed, to enable:
•an understanding how resilient an organization’s strategy is to climate-related risks;
•appropriate pricing of climate related risks and opportunities; and a
•a broad understanding of the financial systems’ exposure to climate related risk.
As investors, we recommend the TCFD framework for facilitating the development of effective disclosures. These disclosures, as well as those sought by CDP, are ever more important in the assessments that need to be made by investors. A company’s exposure and approach to climate change, related plans, risks, standards and targets, as well as the operational and commercial opportunities being pursued, are increasingly ‘decision useful’ matters to investors and can have a direct impact on shareholder value.
Where management and the board have not provided adequate or relevant disclosures to facilitate and enable effective assessments of how climate risks are being addressed and mitigated in practice, we may take voting action to highlight this.
International standards of practice
Generally accepted international standards and principles provide investors with clear frameworks to assess issues and controversies (‘adverse impacts’) surrounding or arising from a business and its operations.

We place particularly importance on the following in our approach:
•UN Global Compact
•UN Guiding Principles on Business and Human Rights (the “Ruggie Principles”)
•International Labour Organisation (ILO) Core Labor Standards
Where issues arise that suggest a failure to meet generally accepted international standards and principles, this raises questions about a company’s management, culture, operating standards and risks. Where such issues arise, this will be taken into account as part of our deliberations on voting action.
DOUBLELINE CAPITAL LP (“DoubleLine”)
The determination of how to vote proxies relating to a fund’s portfolio securities is made by DoubleLine pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of a fund and its shareholders. To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine Group LP retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as their proxy voting agent. Pursuant to an agreement with DoubleLine Group LP, Glass Lewis obtains proxy ballots with respect to securities held by a fund, evaluates the individual facts and circumstances relating to any proposal, and generally votes on any such proposal in accordance with guidelines included in the Proxy Policy. In the event that a proposal is not adequately addressed by the guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal, which DoubleLine may accept or reject in accordance with the Proxy Policy. DoubleLine’s personnel are responsible for managing the relationship with Glass Lewis and/or any other third-party proxy voting service provider and for overseeing its compliance with the Proxy Policy. DoubleLine, in its discretion, may retain another third-party proxy voting service provider in addition to or in lieu of Glass Lewis. In connection with exercising a voting or consent right on behalf of a fund, DoubleLine will monitor for material conflicts of interest arising between DoubleLine and a fund in accordance with the Proxy Policy. If no conflict exists, DoubleLine will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances in accordance with the Proxy Policy, as discussed above. If a material conflict does exist, DoubleLine will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in a fund’s best interest by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the guidelines included in the Proxy Policy; (ii) convening a Proxy Voting Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Voting Committee; (iv) voting (or not voting) in accordance with the instructions of a fund’s Board of Trustees, or any committee thereof; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations. In voting proxies, including those in which a material conflict may be determined to exist, DoubleLine may also consider the factors and guidelines included in its Proxy Policy. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation. In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on such a proposal unless it determines that the potential benefits of voting on such proposal exceed the expected cost to a fund. DoubleLine supervises and periodically reviews its proxy voting activities and implementation of the Proxy Policy.
DREYFUS
As part of the contractual relationship between Dreyfus and our clients, typically through an investment advisory agreement, a client may delegate to us its right to exercise voting authority in connection with the securities we manage for that client. Voting rights are most commonly exercised by casting votes by proxy at shareholder meetings on matters that have been submitted to shareholders for approval. Consistent with applicable rules under the Advisers Act, Dreyfus has adopted and implemented written proxy voting policies and procedures (the “Proxy Policies”) that are reasonably designed: (1) to vote proxies, consistent with our fiduciary obligations, in the best interests of clients; and (2) to prevent conflicts of interest from influencing proxy voting decisions made on behalf of clients. Dreyfus provides these proxy voting services as part of our investment management service to client accounts and do not separately charge a fee for this service.

Dreyfus offers money market strategies that invest in high quality money market instruments with short-term maturities issued by companies, institutions, banks and governments. Dreyfus also invests in repurchase agreements and bank deposits. Due to the nature of these investments, Dreyfus does not anticipate regular proxy voting activity. If presented with a proxy voting opportunity, Dreyfus will seek to make voting decisions that are in the best interest of the client and have adopted detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders by U.S. and non-U.S. companies (collectively, the “Voting Guidelines”), which are included in the Proxy Policies. These Voting Guidelines are designed to assist with voting decisions which over time seek to maximize the economic value of the securities of companies held in client accounts (viewed collectively and not individually) as determined in our discretion. Dreyfus believes that this approach is consistent with its fiduciary obligations and with the published positions of applicable regulators with an interest in such matters (e.g., the U.S. Securities and Exchange Commission and the U.S. Department of Labor).
Clients that have granted Dreyfus with voting authority are not permitted to direct Dreyfus on how to vote in a particular solicitation. Clients that have not granted us voting authority over securities held in their accounts and choose either to retain proxy voting authority or to delegate proxy voting authority to another firm (whether such retention or delegation applies to all or only a portion of the securities within the client’s account), either the client’s or such other entity’s chosen proxy voting guidelines will apply to those securities. Dreyfus generally does not provide proxy voting recommendations to clients who have not granted Dreyfus voting authority over their securities.
If Dreyfus receives a proxy from a non-U.S. company, Dreyfus will seek to effect a vote decision through the application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which our clients may invest. In these markets, Dreyfus may face regulatory, compliance, legal or logistical limits with respect to voting securities held in client accounts which can affect our ability to vote such proxies, as well as the desirability of voting such proxies. Non-U.S. regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that Dreyfus can hold for clients and the nature of our voting in such securities. Our ability to vote proxies may also be affected by, among other things: (1) late receipt of meeting notices; (2) requirements to vote proxies in person: (3) restrictions on a foreigner’s ability to exercise votes; (4) potential difficulties in translating the proxy; (5) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (6) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Absent an issue that is likely to impact clients’ economic interest in a company, we generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, we will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value.
Process
Where proxy voting authority has been delegated to Dreyfus by a client, voting proxies becomes part of the firm’s fiduciary function and is subject to the fiduciary duties owed to that client. These duties generally require the fiduciary to cast proxy votes in a manner consistent with the best interests of the client, to address actual or potential conflicts of interest, and not to elevate the fiduciary’s own interests over those of the client with respect to proxy voting decisions.
No BNY Mellon Investment Adviser, Inc. (“BNYMIA”) employee shall try to influence the proxy voting decisions made by Dreyfus except in conformance with our normal operations (e.g., as an employee or member of a team or committee responsible for determining and/or implementing our proxy voting decisions) or as otherwise approved by Compliance or Legal.
In an effort to minimize the appearance that certain relationships or situations may inappropriately influence the proxy voting decisions made by Dreyfus, Dreyfus is required take the actions set out in the Proxy Policy when addressing actual or potential conflicts of interest.
Dreyfus has retained the services of two independent proxy advisors (“Proxy Advisors”) to provide comprehensive research, analysis, and voting recommendations. These services are used most frequently in connection with proposals or matters that may be controversial or require a case-by-case analysis in accordance with the Voting Guidelines. Dreyfus has engaged one of the Proxy Advisors as our proxy voting agent (the “Proxy Agent”) to administer the mechanical, non-discretionary elements of proxy voting and reporting for clients. Dreyfus has directed the Proxy Agent, in that administrative role, to follow the specified Voting Guideline and apply it to each applicable proxy proposal or matter where a shareholder vote is sought. Accordingly, proxy items that can be appropriately categorized and matched either will be voted in accordance with the applicable Voting Guideline or will be referred to Dreyfus if the Voting Guideline so requires. The Voting Guidelines require referral to Dreyfus of all proxy proposals or shareholder voting matters for which Dreyfus has not yet established a specific Voting Guideline, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial (as determined by us in our discretion).
For items referred to Dreyfus, Dreyfus may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by the Proxy Advisors, or on any independent research and analysis obtained or generated by our portfolio managers, analysts and involved proxy administrative support personnel.
Clients may receive a copy of the Voting Guidelines, as well as the Proxy Voting Policy, upon request. Clients may also receive information on the proxy voting history for their managed accounts upon request. Please contact Dreyfus for more information.
Managing Conflicts
Dreyfus has determined that it may not be appropriate for the BNYMIA (the “Adviser”) to make proxy voting decisions for clients under certain circumstances due to an actual or potential material conflict of interest. These situations typically arise due to relationships between proxy issuers (or companies) and the Adviser, the Adviser’s employees, an Adviser executive, or a member of the Adviser’s Board of Directors.
Adviser Conflicts:
The following proxy solicitations are considered “Adviser Conflicts” for purposes of the Adviser Policy:
1.
Proxies issued by a company for which an Adviser employee or member of its Board of Directors serves as a Board member;
2.
Proxies issued by a company that is a current client of the Adviser and contributed materially to the Adviser’s total revenue as of the end of the last fiscal quarter;
3.
Proxies issued by a pooled vehicle that relate to services provided by (or fees paid to) the Adviser or subsidiary of the Adviser (e.g., Investment Management Agreement, Distribution Agreement, Transfer Agency Agreement, etc.); and
4.
Other proxies deemed to present an actual, potential or perceived material conflict because of a relationship between a proxy issuer and the Adviser, its executive officers or Board of Directors.
Except as described under “Exceptions” below, the Adviser shall not vote any shareholder proposal involving an Adviser Conflict. Instead, the Adviser shall submit (or arrange to submit) proxy votes involving Adviser Conflicts in accordance with the recommendation of an independent fiduciary selected and engaged by the Adviser for this purpose. Shareholder proposals issued by a pooled vehicle involving an Adviser Conflict above will be voted in the same proportion as all other voting shareholders of the fund (“mirror voting”) and will not be delegated to an independent fiduciary. However, if “mirror voting” is not operationally feasible or if the Adviser determines that “mirror voting” in a particular situation may not be in the fund’s best interest, the conflicted proxy proposal will be presented to the BNYM PCC (as defined below) to determine how the proposal should be addressed.
Exceptions
The following proxy solicitations do not require Adviser to submit its vote to an independent fiduciary, mirror vote the proposal, or present the conflict to the BNYM PCC (defined below) notwithstanding the existence of an Adviser Conflict:
•Shareholder proposals that fall within the parameters of Adviser’s written and pre-determined proxy voting guidelines. These proposals will be voted consistent with Adviser’s written guidelines.
•Shareholder proposals that are directed (or consented) to be voted by a client for its own account. These proposals will be voted consistent with those directions (or consent).
BNY Mellon Proxy Voting Conflicts Policy

The Bank of New York Mellon Corporation (“BNY Mellon” or “Parent Company”) has established a Proxy Voting Conflicts Policy (“BNYM Policy”) that sets forth the required actions and reporting that is required of each subsidiary and business unit of BNY Mellon that has discretionary authority to vote proxies on behalf of clients (each, a “Voting Firm”) when actual or potential conflicts of interest involving the Parent Company arise.
The BNYM Policy identifies several specific types of proxy solicitations that are considered “Primary Conflicts” under the BNYM Policy for all Voting Firms (including the Adviser) and directs the manner in which such Primary Conflicts are to be addressed (e.g., application of written guidelines, delegation to independent fiduciary, abstention, mirror voting, client consent, etc.).
The BNYM Policy also identifies those situations that, while not identified as a Primary Conflict, may present an actual, potential or perceived material conflict because of a relationship between a proxy issuer and BNY Mellon or its executive officers or Board of Directors (a “Secondary Conflict”). Voting Firms, including the Adviser, must present to the BNYM PCC (defined below) for consideration any Secondary Conflict that they become aware of promptly after identification.
Proxy Voting Conflicts Committee:
As set forth in the BNYM Policy, BNY Mellon has established the BNY Mellon Proxy Voting Conflicts Committee (the “BNYM PCC”) as a sub-committee of the BNY Mellon Investment Management Risk Committee (the “IMRC”). The IMRC has empowered the BNYM PCC to (among other responsibilities): (1) maintain and approve changes to the BNYM Policy; (2) confirm whether a “Primary Conflict” or “Secondary Conflict” (as such terms are defined in the BNYM Policy) exists if unclear; (3) provide interpretive guidance and/or determine how certain actual or potential conflicts should be addressed; and (4) periodically review proxy conflict decisions reported by Voting Firms, including the Adviser.
The BNYM Policy requires each Voting Firm to establish its own Proxy Conflicts Committee (“PCC”) to, among other things, maintain, interpret, and effect the Voting Firm’s Proxy Voting Policy. As permitted under the BNYM Policy, the Adviser has chosen to appoint the BNYM PCC as the Adviser’s PCC. Accordingly, the Adviser shall present to the BNYM PCC for consideration and direction any need for guidance (1) to determine whether a certain situation should be treated as an Adviser Conflict, Primary Conflict or Secondary Conflict, and (2) the manner in which such actual or potential conflicts should be addressed.
The BNYM PCC shall have the sole discretion to determine how an Adviser Conflict, Primary Conflict or Secondary Conflict shall be addressed -- to the extent a situation is not addressed sufficiently under the applicable policy or if the Adviser deems the applicable policy to be unclear and BNYM PCC guidance is needed. Depending on the circumstances, the BNYM PCC may determine that the situation: (1) does not rise to the level of a material conflict of interest and will not prohibit the Adviser from voting the proxy; or (2) does present a material conflict of interest requiring some form of mitigation for the Adviser. The BNYM PCC may determine to utilize any conflict mitigation approach it deems necessary and appropriate (e.g., application of written guidelines, delegation to independent fiduciary, abstention, mirror voting, client consent, etc.).
It is the policy of the Adviser to abide by the BNYM PCC’s policies, procedures and decisions.
The Adviser shall amend any regulatory or client disclosure documents concerning proxy voting (e.g., Form ADV, fund offering materials, RFP responses, client reporting, etc.) in order for such disclosures to be consistent with the Adviser’s policy.
It is Dreyfus’ policy to make proxy voting decisions that are solely in the best long-term economic interests of clients. Dreyfus is aware that, from time to time, voting on a particular proposal or with regard to a particular issuer may present a potential for conflict of interest for Dreyfus. For example, potential conflicts of interest may arise when: (1) a public company or a proponent of a proxy proposal has a business relationship with a BNY Mellon affiliated company; and/or (2) an employee, officer or director of BNY Mellon or one of its affiliated companies has a personal interest in the outcome of a particular proxy proposal.
Aware of the potential for conflicts to influence the voting process, Dreyfus has consciously developed the Voting Guidelines and their application with several layers of controls that are designed to ensure that our voting decisions are not influenced by interests other than those of our clients. For example, we developed the Voting Guidelines with the assistance of internal and external research and recommendations provided by third party vendors but without consideration of any BNY Mellon client relationship factors. We have directed the Proxy Agent to apply the Voting Guidelines to individual proxy items in an objective and consistent manner across client accounts. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is our view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed.
For those proposals that are referred to Dreyfus in accordance with the Voting Guidelines or our direction, Dreyfus seeks to make voting decisions based upon the principle of maximizing the economic value of the securities held in client accounts. In this context Dreyfus seeks to address the potential for conflicts presented by such “referred” items through deliberately structuring the personnel who are responsible for making voting decisions. The representatives of our firm who are responsible for making proxy voting decisions do not include individuals whose primary duties relate to sales, marketing or client services. Rather the responsible personnel consist of senior officers and investment professionals who are supported by members of BNY Mellon’s Compliance, Legal, Proxy Administration and Risk Management Departments, as necessary.
With respect to the potential for personal conflicts of interest, BNY Mellon’s Code of Conduct requires that all employees make business decisions free from conflicting outside influences. Under this Code, BNY Mellon employees’ business decisions are to be based on their duty to BNY Mellon and to their clients, and not driven by any personal interest or gain. All employees are to be alert to any potential for conflict and to identify and mitigate or eliminate any such conflict. Accordingly, employees with a personal conflict of interest regarding a particular public company or proposal that is being voted upon must recuse themselves from participation in the discussion and decision-making process with respect to that matter.
When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide Dreyfus with instructions as to how to vote such proxy. In the latter case, Dreyfus will vote the proxy in accordance with the independent fiduciary’s determination.
FEDERATED INVESTMENT MANAGEMENT COMPANY
Proxy Voting Policies
As an investment adviser with a fiduciary duty to the Fund and its shareholders, the general policy of Federated Investment Management Company (the “Sub-Adviser”) is to cast proxy votes in favor of management proposals and shareholder proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Sub-Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”
The Sub-Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Sub-Adviser may vote differently if a client's investment objectives differ from those of other clients or if a client explicitly instructs the Sub-Adviser to vote differently.
The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Sub-Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund's investment objectives and the specific circumstances described in the proxy statement and other available information.
On matters related to the board of directors, generally the Sub-Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company's chief financial officer, unless the company is headquartered in the UK where this is market practice; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Sub-Adviser supported and received more than 50% shareholder support the previous year. In addition, the Sub-Adviser will generally vote in favor of; (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8)

shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; and (11) a proposal to require a company's audit committee to be comprised entirely of independent directors; (12) shareholder proposals to eliminate supermajority voting requirements in company bylaws.
On other matters of corporate governance, generally the Sub-Adviser will vote in favor of: (1) proposals to grant shareholders the right to call a special meeting if owners of at least 15% of the outstanding stock agree; (2) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (3) a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (4) a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (5) shareholder proposals to eliminate supermajority requirements in company bylaws; and (6) shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors. The Sub-Adviser will generally withhold support from shareholder proposals to grant shareholders the right to act by written consent. Finally, the Sub-Adviser will vote on a case-by-case basis for proposals to adopt or amend shareholder rights plans.
On environmental and social matters, generally the Sub-Adviser will vote on a case-by-case basis. The Sub-Adviser will take into account the literal meaning of the written proposal, the financial materiality of the proposal’s objective, and the practices followed by industry peers. Above all, the Sub-Advisers will vote in a manner that would enhance the long-term value of the securities being voted within the framework of the Client’s investment objectives.
On matters of capital structure, generally the Sub-Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); and (2) grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders. The Sub-Adviser will decide how to vote on proposals to authorize a stock repurchase or special dividend program on a case-by-case basis.
On matters relating to management compensation, generally the Sub-Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans (“Say On Pay”) when the plan has failed to align executive compensation with corporate performance; (2) the advisory vote on the frequency of the Say On Pay vote when the frequency is other than annual; (3) proposals that would permit the amendment or replacement of outstanding stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (4) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Sub-Adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Sub-Adviser's analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.
If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Sub-Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.
In addition, the Sub-Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Sub-Adviser will not vote proxies for such shares. In addition, the Sub-Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
The Sub-Adviser will take into account feedback from issuers on the voting recommendations of the Sub-Adviser’s proxy advisory firm if the feedback is provided at least five days before the voting cut-off date. In certain circumstances, primarily those where the Sub-Adviser’s voting policy is absolute and without exception, issuer feedback will not be part of the voting decision. For example, it is the Sub-Adviser’s policy to always support a shareholder proposal to separate the roles of chairman of the board and CEO. Thus, any comments from the issuer opposing this proposal would not be considered.
If proxies are not delivered in a timely or otherwise appropriate basis, the Sub-Adviser may not be able to vote a particular proxy.
Proxy Voting Procedures
The Sub-Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy advisory firm, soliciting voting recommendations from the Sub-Adviser's investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.
The Sub-Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “case-by-case vote”). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.
The Sub-Adviser has hired a proxy advisory firm to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy advisory firm with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy advisory firm may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy advisory firm to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee's final voting decision to the proxy advisory firm. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Sub-Adviser or Distributor. This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”
The Sub-Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Sub-Adviser or its affiliates have influenced proxy votes. Any employee of the Sub-Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-Adviser voted as it did. In certain circumstances it may be appropriate for the Sub-Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders' meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Sub-Adviser will proportionally vote the client's proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Sub-Adviser may proportionally vote the Fund's proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Sub-Adviser will proportionally vote the Fund's proxies for that fund.
Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company's outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Sub-Adviser and the portfolio company, other than such ownership of the portfolio company's securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Advisers' Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy advisory firm board member also sits on the board of a public company for which the proxy advisory firm will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.
In order to avoid concerns that the conflicting interests of the engaged proxy advisory firm have influenced proxy voting recommendations, the Sub-Adviser will take the following steps:
•A due diligence team made up of employees of the Sub-Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
•Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy advisory firm recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy advisory firm for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy advisory firm and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the SEC’s website at www.sec.gov.
INSIGHT NORTH AMERICA LLC (“INSIGHT”)
I.
Introduction

Insight seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximizing shareholder value, ensuring good governance and delivering investment performance aligned with our Clients’ long-term economic interests.
The Insight Proxy Voting Policy (“Policy”) sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively “Insight”), where Insight has been granted by its Clients the authority to vote the proxies of the securities held in Client portfolios.
II.
Policy Statement
Insight is committed to integrating governance and voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight's objective is to vote proxies in the best interests of its Clients.

III.Scope
This Policy applies to all financial instruments with voting rights where Insight has discretionary voting authority.
IV.
Proxy Voting Process
Insight’s proxy voting activity adheres to best-practice standards and is a component of Insight’s Stewardship and Engagement Policy. In implementing its Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:
Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.
•Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.
•Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.
•Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.
•Sustainability: The board should take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.
Structure: The board should have clear division of responsibilities.
•The Chair: The chair of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.
•The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making. There should be a clear division, between the board and the executive leadership of the company.
•Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.
Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.
•Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.

•Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.
•Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member’s contributions should be considered individually.
Independence: The board should present a fair and balanced view of the company’s position and prospects.
•Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.
•Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.
•Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company’s emerging and principal risks.
Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.
•Goal Based: The board should base remuneration on goal-based, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.
•Transparent: Remuneration arrangements should be transparent and should avoid complexity.
•Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.
The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group (“PVG”) - (see section 6). Voting Guidelines are available at the following link: www.insightinvestment.com/ri.
Day to day voting activity is performed by the Chair of the PVG, a senior portfolio manager with no investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).
The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background, however the vote will be cast by the Chair of the PVG. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote, the decision will be cast by the deputy chair. Insight uses a Voting Agent to assist in the analysis and administration of the vote (see section 4.1). For contentious issues the rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.
Voting Agent
To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva (“Voting Agent”). Insight provides detailed Voting Guidelines to the Voting Agent on the operational and reporting capacity of the service. The Voting Agent’s responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight’s specific Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies contentious issues that represent a significant monetary or strategic decision. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will decide if the issue is contentious or not and if conflicts are deemed to exist, these will be escalated to the PVG.

Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy.
On a monthly basis, the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted annually on Insights website. Insight conducts an annual due diligence with the Voting Agent to review the Voting Guidelines and related services.

V.Conflicts of Interest
Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.
In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight’s Clients.
In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:
•make a financial gain or avoid a financial loss at the expense of the Client;
•material differences in the thoughts of two PM’s who own the same security
•benefit if it puts the interest of one Client over the interests of another Client;
•gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client’s interest;
•obtain a higher than usual benefit from a third party in relation to a service provided to the Client;
•receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service; or
•have a personal interest that could be seen to conflict with their duties at Insight;
•creates a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g. sponsors of pension schemes). This includes financial and ESG considerations.
•creates a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM’s who own the same security.
In situations where there is a conflict of interest or perceived conflict of interest that creates a contentious voting issue, as determined by the chair of the PVG, the issue will be escalated to the PVG. A contentious voting issue is a voting decision which would have a detrimental impact to Clients or Insight's reputation. All conflicts are handled in line with the Insight Conflicts of Interest Policy.
Escalation of Contentious Voting Issue
When a contentious voting issue has been identified, the PVG will review, evaluate and determine whether an actual material conflict of interest exist, and if so, will recommend how to vote the proxy. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:
•removing certain Insight personnel from the proxy voting process;
• walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; and
•deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation, this may include an affiliated entity.
The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer (“CIO”) or delegate.
VI.
Proxy Voting Group
The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least quarterly, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:
•Casting votes on behalf of Client;
•Voting Policy: Oversee and set the Proxy Voting Policy;
•Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis;
•Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines;
•Conflicts of interest: Manage conflicts when making voting instructions in line with Insight's Conflict of Interest Policy;
• Monitoring: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions;
•Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy; and
•Reporting: Ensure voting activity aligns with local regulations and standards.
The PVG is chaired by a Senior Portfolio Manager (who has no direct investment discretion) and attended by portfolio management personal, the Head of Responsible Investment Research & Stewardship, Corporate Risk, Compliance, Client Services and Operations personal. The PVG is accountable to and provides biannual updates to the Investment Management Group (“IMG”) and Insight Risk Committee (“IROC”).
VII.
Disclosure and Recording Keeping
In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If Insight votes on the proxy, share-blocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions, Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the “share-blocking period,” Insight would like to sell the affected security, Insight in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).
Insight publishes its voting activity in full on its website and annual report. This can be found at www.insightinvestment.com/ri.
VIII. Proxy Voting Policy Review
Insight will review its Proxy Voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.
A material change shall be a significant event that could impact Insight’s ability to vote proxies such as a change in voting agent. Notification of changes to the policy will be published at the following link: www.insightinvestment.com/ri.

INVESCO ADVISERS, INC.
I.
INTRODUCTION
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Global Proxy Voting Policy” or “Policy”) which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.
A.Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting
Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client centric asset manager. We aspire to incorporate ESG considerations into all our investment capabilities in the context of financial materiality in the best interest of our clients. In our role as stewards of our clients’ investments, we regard our stewardship activities, including engagement and the exercise of proxy voting rights as an essential component of our fiduciary duty to maximize long-term shareholder value. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies during due diligence and monitoring of our investments.
Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders.
The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.
As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage directly with portfolio companies or by collaborative means in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.
Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.
B.Applicability of Policy
Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.

II.
GLOBAL PROXY VOTING OPERATIONAL PROCEDURES
Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures and implementation, inputs to analysis and research, vote execution oversight and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”).
Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms.
A.Proprietary Proxy Voting Platform
Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and recordkeeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.
Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.
Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed custom voting guidelines and in circumstances where Majority Voting applies.
B.Oversight of Voting Operations
Invesco’s Global ESG team provides oversight of the proxy voting verification processes which include: (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.
To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s global proxy governance and voting operations are subject to periodic review by Internal Audit and Compliance groups.
C.Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least six years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:
•In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
•In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.
•In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.
•In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
•In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
•In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.
•In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
•In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
•In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
D.Global Invesco Proxy Advisory Committee
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.
In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.
In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.
E.Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:
•In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.
•Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.
•Invesco held shares on the record date but has sold them prior to the meeting date.
In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third-parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.
F.Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.
G.Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the global ESG team. These criteria are monitored and updated periodically by the global ESG team so an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.
Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Voting Fund of Funds
There may be conflicts that arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.
•Proportional voting will be implemented in the following scenarios:
•When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•For US fund of funds where proportional voting is not required by law or regulation, shares of Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).
•Non -US fund of funds will not be voted proportionally, Invesco will vote in line with local policies as per Exhibit A. If no local policies exist, Invesco will vote non-US funds of funds in line with the firm level conflicts of interest process described above.
H.Use of Proxy Advisory Services
Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms, to assist us in assessing the corporate governance of investee companies. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.
ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide written analysis and recommendations based on Invesco’s internally developed custom voting guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s global ESG team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. Invesco will generally endeavor to consider such information where such information is considered material provided it is delivered in a timely manner ahead of the vote deadline.
Invesco also retains ISS to assist in the implementation of certain proxy voting-related functions, including, but not limited to, operational and reporting services. These administrative services include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.
As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.
The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition,

Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. As part of our annual policy development process, Invesco engages with external proxy and governance experts to understand market trends and developments and to weigh in on the development of these policies at these firms, where appropriate. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.
In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.
I.Review of Policy
The Global IPAC and Invesco’s Global ESG team, compliance and legal teams annually communicate and review this Policy and our internally developed custom voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, investment team considerations, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
OUR GOOD GOVERNANCE PRINCIPLES
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our portfolio managers and analysts retain full discretion on vote execution in the context of our good governance principles and internally developed custom voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different Portfolio Management Teams may vote differently on particular votes for the same company. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.
The following guiding principles apply to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are divided into six key themes that Invesco endorses:
A.Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency, and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary General Meeting to allow for timely decision-making.

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
•We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.
•We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
•We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
B.Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
•We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
•We generally support proposals to decommission differentiated voting rights.
•Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
•We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
•In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:
•Adoption of proxy access rights
•Rights to call special meetings
•Rights to act by written consent
•Reduce supermajority vote requirements
•Remove antitakeover provisions
•Requirement that directors are elected by a majority vote
In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.
Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
•We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.
•We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.
•We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.
•We will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.
•Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
•We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
•Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
•meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
•clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
•disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
•description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.Board Composition and Effectiveness
Director election process: Board members should generally stand for election annually and individually.
•We will generally support proposals requesting that directors stand for election annually.
•We will generally vote against the incumbent governance committee chair or lead independent director if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end funds) or in regions where market practice is for directors to stand for election on a staggered basis.

•When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
•Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
•We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
•We will generally vote against non-independent directors serving on the audit committee.
•We will generally vote against non-independent directors serving on the compensation committee.
•We will generally vote against non-independent directors serving on the nominating committee.
•In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
•We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.
•We will generally support shareholder proposals requesting that the board chair be an independent director.
•We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
•We will generally vote against directors who attend less than 75% of board and committee meetings held in the previous year unless an acceptable extenuating circumstance is disclosed, such as health matters or family emergencies.
•We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, skills, tenures and backgrounds in order to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.
•We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.
•In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity race or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.
•We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
D.Long-Term Stewardship of Capital
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.
Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested to facilitate a stock split.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
•We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
•We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
•We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
•With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.

E.Environmental, Social and Governance Risk Oversight
Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold certain director nominees accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
•significant bribery, corruption or ethics violations;
•events causing significant climate-related risks;
•significant health and safety incidents; or
•failure to ensure the protection of human rights.
Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.
•Where Invesco finds significant gaps in management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.
•Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks in accordance with the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”), or other relevant reporting frameworks. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.
Shareholder proposals addressing environmental and social issues: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social (“E&S”) issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company's track record on E&S issues, the efficacy of the proposal's request, whether the requested action is unduly burdensome, and whether we consider the adoption of such a proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
•We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
•We will generally support shareholder resolutions requiring additional disclosure on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include but are not limited to, reporting on the following: gender and racial diversity issues, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, human capital and labor issues and the use of natural capital, and reporting on climate change-related risks.
Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
F.Executive Compensation and Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation related proposals where more than one of the following is present:
•there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
•there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
•vesting periods for long term incentive awards are less than three years;
•the company “front loads” equity awards;
•there are inadequate risk mitigating features in the program such as clawback provisions;
•excessive, discretionary one-time equity grants are awarded to executives;
•less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.
J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMIM”)
The Board of Trustees has delegated to JPMIM and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMIM’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.
JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated adviser have encountered globally, based on many years of collective investment management experience.
To oversee and monitor the proxy-voting process on an ongoing basis, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are not conflicts of interest that would prevent such vendor from performing such proxy voting services prior to delegation, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. With respect to matters not contemplated by the Guidelines and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMIM, its underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines; provided, however, that JPMIM’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the proxy administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMIM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise. When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, a legal representative from the proxy committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an independent third party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.
The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:
•Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
•Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMIM also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
•Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change JPMIM’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.
•JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account
•JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
•JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
•JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
•JPMIM will generally vote against anti-takeover devices.
•JPMIM generally considers social or environmental issues on a case-by-case basis, keeping in mind at all times the best long-term/economic interests of its clients.
The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
•JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated directors who serve on audit, compensation or nominating committees or are inside or affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; or (e) are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exist material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from Board chair, lead independent directors, or government committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.
•JPMIM votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
•JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
•JPMIM votes against proposals for a super-majority vote to approve a merger.
•JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
•JPMIM considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
•JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals.
•JPMIM generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMIM votes on a case by case basis.
•JPMIM supports board refreshment, independence, and a diverse skill set for directors. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. JPMIM will utilize its voting power to bring about change where Boards are lagging in gender and racial and/or ethnic diversity.

•JPMIM generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
•In evaluating how to vote environmental proposals, key considerations may include but are not limited to issuer considerations such as asset profile of the company, including whether it is exposed to potentially secularly potentially declining demand for the company’s products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. JPMIM may also consider whether peers have received similar proposals and if so, were the responses transparent and insightful; would adoption of the proposal inform and educate shareholders; and have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.
•JPMIM votes against the chair of the committee responsible for providing oversight of environmental matters and/or risk where JPMIM believes the company is lagging peers in terms of disclosure, business practices or targets. JPMIM also votes against committee members, lead independent director and/or board chair for companies that have lagged over several years.
•With regard to social issues, among other factors, JPMIM considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
•JPMIM reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.
JACOBS LEVY EQUITY MANAGEMENT, INC. (“Jacobs Levy”)
Proxy voting is an important right of shareholders. Jacobs Levy recognizes that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in their best interests in accordance with Jacobs Levy’s policies and procedures.
Unless a client has provided specific voting guidelines, Jacobs Levy will generally vote proxies in accordance with recommendations provided by Institutional Shareholder Services (“ISS”), a third-party provider of proxy analyses and voting recommendations. However, there are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management. Jacobs Levy generally votes in favor of routine corporate governance proposals. Jacobs Levy’s policy is generally to vote against proposals that act to entrench management. There are other circumstances in which Jacobs Levy may vote in a manner which differs from ISS’s recommendation. Jacobs Levy does not typically make case-by-case judgments regarding how a proxy vote will affect a particular investment.
If a material conflict of interest arises, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.
LAZARD ASSET MANAGEMENT LLC (“Lazard”)
Introduction
Generally, Lazard is granted proxy voting authority under its Client agreements and LAZARD generally accepts the responsibility to vote proxies on behalf of any Client. As a fiduciary, Lazard votes proxies in the best interests of its Clients. Lazard has adopted a Global Proxy Voting Policy (the “Policy”) that discloses how our investment professionals generally will vote on types of proposals, governs how Lazard resolves conflicts arising from proxy voting, and refers to steps our

Proxy Operations team takes to implement the Policy and Lazard’s votes. Our voting activities and voting policies are overseen by Lazard’s Proxy Committee, which meets at least quarterly.
Lazard manages assets for a variety of Clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a Client, or an approved decision to split Lazard’s votes, Lazard’s general Policy is to vote proxies on a given issue consistently for all of its Clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its Clients are intended to accomplish that objective.
To assist it in its proxy-voting responsibilities, Lazard continues to subscribe to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its Clients, with respect to both U.S. and non-U.S. securities. Lazard also continues to use the ISS operations plat- form to submit its proxy votes Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”), which are set forth in the Policy. These Approved Guidelines provide that Lazard generally should vote FOR a particular proposal, AGAINST a particular proposal, or that the proposal should be considered on a case-by-case basis.
Conflicts of Interest
The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services (“ISS”). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, Lazard will follow the recommendation of ISS’s Proxy Advisor Service, or also may abstain.
Funds
Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30.
Lazard’s Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS and Glass Lewis, to generate the required information and to file this form annually. In addition, in the Fund’s annual and semi-annual report to shareholders and in its Statement of Additional Information (“SAI”), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve-month period and that such record is available without charge. It should also indicate that such information is available on the SEC’s website. The Legal & Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.
Amendments to Policy
In March 2020, Lazard revised its Policy to amend Approved Guidelines for the following areas:
•Routine Items: The types of routine items recommended by management that Lazard generally will vote FOR were clarified to include items such as the timing of meetings, the approval of regular-course audit reports and similar reports.
•Amendments to Charters and Policies: A new section of Approved Guidelines was added for this category of proposal, noting that Lazard generally will vote FOR amendments driven by regulatory changes and the like, and that Lazard generally will vote AGAINST amendments to by-laws and the like which lack sufficient disclosure.
•ESG Items: Although many ESG issues will remain case-by-case votes, the Policy now notes that Lazard generally will vote FOR items that ask companies to increase ESG disclosures, approve anti-dis- crimination policies, improve a company’s ESG risk management, and the like.

•Certain Shareholder Proposals: The Policy was amended to add a new section of Approved Guidelines on shareholder proposals, identifying items Lazard generally will vote FOR and generally will vote AGAINST.
Overall, the Policy updates were designed to provide better disclosure of Lazard’s expected votes on environmental, social and corporate governance (“ESG”) matters and certain common types of shareholder resolutions. The updates also aim to reduce the number of potential case-by-case referrals for routine items. By reducing case- by-case referrals, the revisions intend to allow Lazard’s analysts and portfolio managers additional time to research agenda items that war- rant more of their time.
The Policy’s ESG-related updates were the product of discussions led by Lazard’s Co-Heads of Sustainable Investment, and involved consultations with an outside expert. The revisions were presented to the firm’s Proxy Committee and Investment Counsel before they were adopted.
LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”)
Loomis, Sayles & Company L.P. (“Loomis Sayles”) uses the services of third parties (“Proxy Voting Services”) to provide research, analysis and voting recommendations and to administer the process of voting proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless Loomis Sayles’ Proxy Committee determines that the client’s best interests are served by voting otherwise. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for the fund holding the security, and will be voted in the best investment interests of the fund. All routine “for” and “against” issues will be voted according to Loomis Sayles’ policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for the fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.
The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and updating of the Loomis Sayles’ Proxy Voting Policies and Procedures (the “Procedures”), including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the fund holding the security when necessary or appropriate and, periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Procedures and are cast in accordance with the clients’ best interests and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services including determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues, providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients, receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error: investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.
Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have; and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing the vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

NATIONWIDE ASSET MANAGEMENT, LLC (“NWAM”)
These guidelines describe how NWAM discharges its fiduciary duty to vote on behalf of client’s proxies that are received in connection with underlying portfolio securities held by NWAM’s clients (said proxies hereinafter referred to as “proxies”). NWAM understands its responsibility to process proxies and to maintain proxy records. In addition, NWAM understands its duty to vote proxies.
These Proxy Voting Guidelines reflect the general belief that proxies should be voted in a manner that serves the best economic interests of clients (to the extent, if any, that the economic interests of a client are affected by the proxy), unless otherwise directed by the client.
How Proxies Are Voted
NWAM will:
•Vote proxies received in the best interest of the client. The Enterprise Portfolio Manager (EPM) for the account holding the security will be the person that decides how to vote a proxy based on their understanding of the portfolio and applying information/research received from the other professionals within the Nationwide Investments office;
•The EPM will maintain appropriate records of proxy voting that are easily accessible by appropriate authorized persons of NWAM; and
•The Nationwide Investment’s Operations team will ensure the proxies are signed or instructed via email and filed with, or electronically submitted to, the appropriate parties with desired voting action.
In accordance with these Proxy Voting Guidelines, NWAM, and as otherwise set forth in these guidelines, shall attempt to process every vote for all domestic and foreign proxies that it receives.
Foreign Proxies
There are situations; however, in which NWAM cannot process a proxy in connection with a foreign security (hereinafter, “foreign proxies”). For example, NWAM will not process a foreign proxy:
•if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy;
•when NWAM has not been given enough time to process the vote; or
•when a sell order for the foreign security is outstanding and, in the particular foreign country, proxy voting would impede the sale of the foreign security.
Proxy Voting for Securities Involved in Securities Lending
NWAM Clients may participate in securities lending programs. Under most securities lending arrangements, proxies received in connection with the securities on loan may not be voted by the lender (unless the loan is recalled) (i.e., proxy voting rights during the lending period generally are transferred to the borrower). NWAM believes that each Client has the right to determine whether participating in a securities lending program enhances returns. If a Client has determined to participate in a securities lending program, NWAM, therefore, shall cooperate with the Client’s determination that securities lending is beneficial to the Client’s account and shall not attempt to seek recalls for the purpose of voting proxies unless the client has provisions in place to allow for this. Consequently, it is NWAM’s policy that, in the event that NWAM manages an account for a Client that employs a securities lending program, NWAM generally will not seek to vote proxies relating to the securities on loan unless the client has provisions in place to allow for this.
Recordkeeping & Reporting
NWAM shall keep and maintain the following records and other items:
•its Proxy Voting Guidelines;
•proxy statements received regarding underlying portfolio securities held by Clients (received through Bank of New York, other custodian arrangements in place and any securities lending or sub-custody contractors);
•records of votes cast on behalf of Clients (where possible or applicable);
•Client written requests for information as to how NWAM voted proxies for said Client;

•any NWAM written responses to an oral or written request from a Client for information as to how NWAM voted proxies for the Client; and
•any documents prepared by NWAM that were material to making a decision as to how to vote proxies or that memorialized the basis for the voting decision.
These records and other items shall be maintained for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in an appropriate office of NWAM.
NATIONWIDE FUND ADVISORS
GENERAL
The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser, who in turn may, and typically does, delegate such authority to each Fund’s subadviser(s), as applicable, (unless the investment adviser has entered into specific voting arrangements with the subadviser(s)), some of which advisers and subadvisers use an independent service provider, as described below.
Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).
Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.
The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.
The proxy voting records of the Funds are available to shareholders on the Trust’s website, https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, and the SEC’s EDGAR database on its website, sec.gov.
HOW PROXIES ARE VOTED
NFA has delegated to Institutional Shareholder Services Inc. (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.
Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. ISS also provides NFA with any additional solicitation materials filed by an issuer in response to any ISS recommendation. NFA’s Proxy Voting Committee evaluates any such additional information provided by ISS and uses its best judgement in voting proxies on behalf of Client Accounts. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and

ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA’s Proxy Voting Committee will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.
CONFLICTS OF INTEREST
NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
NFA shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities -- except, in regard to a sub-advised Fund, for those proxy votes that a subadviser (retained to manage the sub-advised Fund and overseen by NFA) has determined could materially affect the security on loan. The Firm will seek to have the appropriate Subadviser(s) vote those proxies relating to securities on loan that are held by a Sub-advised Nationwide Fund that the Subadviser(s) has determined could materially affect the security on loan.
DELEGATION OF PROXY VOTING TO SUBADVISERS TO FUNDS
For any Fund, or portion of a Fund that is directly managed by a subadviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that subadviser. Each subadviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described elsewhere in this Appendix B. Each subadviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) managed by the subadviser were voted in accordance with the subadviser’s proxy voting policies as provided to NFA, unless NFA has entered into specific voting arrangements with the subadviser; (2) there have been no material changes to the subadviser’s proxy voting policies; and (3) all proxies voted by the subadviser were cast as intended.
ISS’ 2022 U.S. Proxy Voting Concise Guidelines
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
•Independent directors comprise 50 percent or less of the board;
•The non-independent director serves on the audit, compensation, or nominating committee;
•The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
•The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•Medical issues/illness;
•Family emergencies; and
•Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:
•Sit on more than five public company boards; or
•Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards4.
Gender Diversity:
For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was a woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.
This policy will also apply for companies not in the Russell 3000 and S&P 1500 indices, effective for meetings on or after Feb. 1, 2023.
Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
•The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
•Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•Rationale provided in the proxy statement for the level of implementation;
•The subject matter of the proposal;
•The level of support for and opposition to the resolution in past meetings;
•Actions taken by the board in response to the majority vote and its engagement with shareholders;
•The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•Other factors as appropriate.
•The board failed to act on takeover offers where the majority of shares are tendered;
•At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
•The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
•The company's response, including:
•Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•Other recent compensation actions taken by the company;
•Whether the issues raised are recurring or isolated;
•The company's ownership structure; and
•Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
•The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
•The company has a poison pill that was not approved by shareholders6. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote);
•The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
•The pill, whether short-term7 or long-term, has a deadhand or slowhand feature.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
•A classified board structure;
•A supermajority vote requirement;
•Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
•The inability of shareholders to call special meetings;
•The inability of shareholders to act by written consent;
•A multi-class capital structure; and/or
•A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
•The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
•Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
•The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•The company's ownership structure;
•The company's existing governance provisions;
•The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
•Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case- by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
•Classified the board;
•Adopted supermajority vote requirements to amend the bylaws or charter; or
•Eliminated shareholders' ability to amend bylaws.
Unequal Voting Rights
Problematic Capital Structure - Newly Public Companies: For 2022, for newly public companies8, generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.
Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed, removed, or subject to a newly added reasonable sunset.
Common Stock Capital Structure with Unequal Voting Rights: Starting Feb 1, 2023, generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights9.
Exceptions to this policy will generally be limited to:
•Newly-public companies8 with a sunset provision of no more than seven years from the date of going public;
•Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

•Situations where the unequal voting rights are considered de minimis; or
•The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
Problematic Governance Structure - Newly Public Companies: For newly public companies8, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
•Supermajority vote requirements to amend the bylaws or charter;
•A classified board structure; or
•Other egregious provisions.
A reasonable sunset provision will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
•The presence of a shareholder proposal addressing the same issue on the same ballot;
•The board's rationale for seeking ratification;
•Disclosure of actions to be taken by the board should the ratification proposal fail;
•Disclosure of shareholder engagement regarding the board’s ratification request;
•The level of impairment to shareholders' rights caused by the existing provision;
•The history of management and shareholder proposals on the provision at the company’s past meetings;
•Whether the current provision was adopted in response to the shareholder proposal;
•The company's ownership structure; and
•Previous use of ratification proposals to exclude shareholder proposals.
Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
•The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
•The non-audit fees paid to the auditor are excessive;
•The company receives an adverse opinion on the company’s financial statements from its auditor; or
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:
•Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•The company maintains significant problematic pay practices; or
•The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
•The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
•The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
•The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
•The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
•Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
•Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
•Any other relevant factors.
Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.
For 2022, minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in compliance:
Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
•Board governance measures;
•Corporate strategy;
•Risk management analyses; and
•Metrics and targets.
•Appropriate GHG emissions reduction targets.

For 2022, “appropriate GHG emissions reductions targets” will be any well-defined GHG reduction targets. Targets for Scope 3 emissions will not be required for 2022 but the targets should cover at least a significant portion of the company’s direct emissions. Expectations about what constitutes “minimum steps to mitigate risks related to climate change” will increase over time.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
•Material failures of governance, stewardship, risk oversight11, or fiduciary responsibilities at the company;
•Failure to replace management as appropriate; or
•Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
•Long-term financial performance of the company relative to its industry;
•Management’s track record;
•Background to the contested election;
•Nominee qualifications and any compensatory arrangements;
•Strategic plan of dissident slate and quality of the critique against management;
•Likelihood that the proposed goals and objectives can be achieved (both slates); and
•Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
Other Board-Related Proposals
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
•The scope and rationale of the proposal;
•The company's current board leadership structure;
•The company's governance structure and practices;
•Company performance; and
•Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
•A majority non-independent board and/or the presence of non-independent directors on key board committees;
•A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

•The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
•Evidence that the board has failed to oversee and address material risks facing the company;
•A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
•Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
SHAREHOLDER RIGHTS & DEFENSES
Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
•Shareholders' current right to act by written consent;
•The consent threshold;
•The inclusion of exclusionary or prohibitive language;
•Investor ownership structure; and
•Shareholder support of, and management's response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
•A majority vote standard in uncontested director elections;
•No non-shareholder-approved pill; and
•An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•Shareholders’ current right to call special meetings;
•Minimum ownership threshold necessary to call special meetings (10 percent preferred);
•The inclusion of exclusionary or prohibitive language;
•Investor ownership structure; and
•Shareholder support of, and management’s response to, previous shareholder proposals.
Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
•Scope and rationale of the proposal; and
•Concerns identified with the company’s prior meeting practices.

CAPITAL/RESTRUCTURING
Common Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
•If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
•If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
•In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
•The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
•On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
•The company has a non-shareholder approved poison pill (including an NOL pill); or
•The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
•In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
•The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
•A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
•twice the amount needed to support the transactions on the ballot, and
•the allowable increase as calculated for general issuances above.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
•Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
•Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
•Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
•Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
•Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
•Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
•There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•The company maintains significant problematic pay practices;
•The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
•The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
•The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:
1. Peer Group15 Alignment:
•The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
•The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
•The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2. Absolute Alignment16 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years– i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•The ratio of performance- to time-based incentive awards;
•The overall ratio of performance-based compensation to fixed or discretionary pay;
•The rigor of performance goals;
•The complexity and risks around pay program design;
•The transparency and clarity of disclosure;
•The company's peer group benchmarking practices;
•Financial/operational results, both absolute and relative to peers;
•Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•Realizable pay17 compared to grant pay; and
•Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
•Problematic practices related to non-performance-based compensation elements;
•Incentives that may motivate excessive risk-taking or present a windfall risk; and
•Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
•Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•Extraordinary perquisites or tax gross-ups;
•New or materially amended agreements that provide for:
•Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
•CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
•CIC excise tax gross-up entitlements (including “modified” gross-ups);
•Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
•Liberal CIC definition combined with any single-trigger CIC benefits;
•Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
•Any other provision or practice deemed to be egregious and present a significant risk to investors.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
•Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•Duration of options backdating;
•Size of restatement due to options backdating;
•Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
•Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•Other recent compensation actions taken by the company;
•Whether the issues raised are recurring or isolated;
•The company's ownership structure; and
•Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
•SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•SVT based only on new shares requested plus shares remaining for future grants.
Plan Features:
•Quality of disclosure around vesting upon a change in control (CIC);
•Discretionary vesting authority;
•Liberal share recycling on various award types;
•Lack of minimum vesting period for grants made under the plan;
•Dividends payable prior to award vesting.
Grant Practices:
•The company’s three-year burn rate relative to its industry/market cap peers;
•Vesting requirements in CEO’s recent equity grants (3-year look-back);
•The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
•Whether the company maintains a sufficient claw-back policy;
•Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
•Awards may vest in connection with a liberal change-of-control definition;
•The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it– for NYSE and Nasdaq listed companies– or by not prohibiting it when the company has a history of repricing– for non-listed companies);
•The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
•The plan is excessively dilutive to shareholders’ holdings;
•The plan contains an evergreen (automatic share replenishment) feature; or
•Any other plan features are determined to have a significant negative impact on shareholder interests.
SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
•If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
•The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
•If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Say on Climate (SoC) Management Proposals
General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:
•The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
•Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
•The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
•Whether the company has sought and received third-party approval that its targets are science-based;
•Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
•Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
•Whether the company’s climate data has received third-party assurance;
•Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
•Whether there are specific industry decarbonization challenges; and
•The company’s related commitment, disclosure, and performance compared to its industry peers.
Say on Climate (SoC) Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
•The completeness and rigor of the company’s climate-related disclosure;
•The company’s actual GHG emissions performance;
•Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
•Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
•Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•The company's level of disclosure compared to industry peers; and
•Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•The company's level of disclosure is comparable to that of industry peers; and
•There are no significant controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•Whether the company provides disclosure of year-over-year GHG emissions performance data;
•Whether company disclosure lags behind industry peers;
•The company's actual GHG emissions performance;
•The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
•Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
•The company’s established process or framework for addressing racial inequity and discrimination internally;
•Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
•Whether the company has engaged with impacted communities, stakeholders, and civil rights experts,
•The company’s track record in recent years of racial justice measures and outreach externally;
•Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination; and
•Whether the company’s actions are aligned with market norms on civil rights, and racial or ethnic diversity.
FOOTNOTES
1
A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2
In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3
Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
4
Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (˃50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
5
Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
6
Public shareholders only, approval prior to a company’s becoming public is insufficient.
7
If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
8
Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
9
This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
10
For 2022, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
11
Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
12
“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

13
Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
14
The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
15
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
16
Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
17
ISS research reports include realizable pay for S&P1500 companies.
18
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
19
Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.
NEWTON INVESTMENT MANAGEMENT NORTH AMERICA, LLC (“NIMNA” or the “Firm”)
As a registered Investment Advisor, NIMNA is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of our clients. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, NIMNA takes into account long term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.
NIMNA has established a Proxy Voting Committee to implement and maintain the Firm’s Proxy Voting Policy and related proxy voting guidelines (the “Voting Guidelines”). This Committee oversees the Firm’s proxy voting activities and ensures that the Voting Guidelines are generally applied consistently and impartially for securities held in accounts for which NIMNA has proxy voting authority. NIMNA will make every reasonable effort to ensure that proxies are received and voted in accordance with this policy and the Voting Guidelines. To assist us in that process, NIMNA retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, NIMNA retains Glass Lewis for research services only.
NIMNA has appointed the BNY Mellon Proxy Voting Conflicts Committee to address certain conflicts associated with actual or potential material conflicts of interest involving The Bank of New York Mellon (“Parent Company”). These conflicts typically arise due to a relationship between a proxy issuer and the Parent Company, the Parent Company’s Chief Executive Officer, or a member of the Parent Company’s Board of Directors.
NIMNA will furnish a copy of its Proxy Voting Policy and its Voting Guidelines upon request to each advisory client that has delegated voting authority.
Voting BNY Mellon Stock
It is the policy of NIMNA not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where NIMNA has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, NIMNA has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any Mellon accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.
Voting Non-US Company Proxies
NIMNA seeks to effect vote decisions through the application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which clients may invest. In these markets, NIMNA may face regulatory, compliance, legal or logistical limits with respect to voting securities held in client accounts which can affect the firm’s ability to vote such proxies, as well as the desirability of voting such proxies. Non-U.S. regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that Mellon can hold for clients and the nature of our voting in such securities. The Firm’s ability to vote proxies may also be affected by, among other things: (1) late receipt of meeting notices; (2) requirements to vote proxies in person: (3) restrictions on a foreigner’s ability to exercise votes; (4) potential difficulties in translating the proxy; (5) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (6) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Absent an issue that is likely to impact clients’ economic interest in a company, NIMNA generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, NIMNA will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value (where the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities).
Securities Lending
Generally, NIMNA expects that the projected long-term economic benefit to clients in voting proxies would be exceeded by securities lending income on shares on loan. In our assessment, the resolutions being voted on are typically routine and will not have significant economic consequences and/or because the outcome would not be affected by voting all or a portion of loaned securities.
While most resolutions are routine, from time to time, the Proxy Voting Committee in conjunction with the investment management team may determine that the expected economic benefit of voting clients’ entire holding is greater than the projected lending revenue. Shares on loan are not recalled to vote unless the case can be made that the optimal voting outcome would be economically beneficial for clients and voting all eligible shares in client portfolios would increase the likelihood of achieving that outcome.
Proxy Voting Disclosure
Clients who have delegated proxy voting authority to NIMNA may obtain the proxy voting records for their account upon written or verbal request.
Oversight Activities - Operational
NIMNA performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and NIMNA records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level. These efforts are monitored as component of our Rule 206(4) -7 compliance program.
Oversight Activities– Proxy Advisors
NIMNA, with the assistance of the BNY Mellon Proxy Research & Governance team, as well as certain BNY Mellon vendor review groups, provides oversight of the Proxy Advisors through various activities. Depending on the particular set of services a Proxy Advisor is engaged to provide, these activities may include, but are not limited to:
•Annual request and review of information related to compliance policies and procedures.
•Annual compliance due diligence questionnaires, certifications and/or document requests.
•Annual and ad hoc due diligence meetings, as well as periodic on-site due diligence meetings.
•Periodic meetings, correspondence and telephonic communications, as needed.
•Periodic review of the proxy advisor’s systems to assess whether the Voting Guidelines are reflected accurately.
•Periodic review and testing of proxy votes, with respect to routine proposals, as well as those proposals which require more analysis.
•Periodic review of SSAE 18 and/or other external reports or summaries thereof, where applicable.
•Periodic review of BNY Mellon’s (internal and/or external) vendor review groups reports, where applicable.
Maintenance of Required Records
NIMNA, with the assistance of engaged service providers, shall maintain such records as required under Rule 204-2.
Appropriate disciplinary action will be taken for failure to comply with the requirements of this policy, which could include termination of employment.

NS PARTNERS
NS Partners have a fiduciary duty to vote proxies both in a timely manner and in the best interest of clients. The central tenet of our proxy voting policy is that good corporate governance enhances long-term shareholder value. NS Partners utilizes the proxy research and voting services of Institutional Shareholder Services (ISS) to help assess and vote proxies in accordance with our custom voting policy. Taking into account NS Partners’ custom guidelines, ISS prepares voting recommendations for all proposals on which we are entitled to vote. NS Partners uses these recommendations as a guide, however, certain situations will warrant additional review. Where there is a recommendation to vote against management we reach out to the company to gain a better understanding of the issue at hand. As a result of this engagement and our assessment of the relevant information NS Partners may choose to vote contrary to the ISS recommendation. The policy that follows is not meant to be exhaustive due to the variety of proxy voting issues NS Partners may be required to consider and we may depart from these guidelines to avoid voting decisions that we believe may be contrary to our clients’ best interest.
While NS Partners takes its voting responsibilities very seriously and uses its best efforts to exercise these rights in all cases, there may be situations when it may be impractical or impossible for NS Partners to vote. Such circumstances include a limited number of international markets where share blocking applies or when securities are on loan to a third party. Due to the liquidity and administrative challenges, NS Partners will typically not vote in these situations. NS Partners may deviate from this approach if the situation warrants.
SHAREHOLDER RIGHTS
GENERAL GUIDELINES: NS Partners will generally vote in favour of proposals that improve corporate governance practices and give shareholders a greater voice in the affairs of the company and, conversely, oppose measures that seek to limit those rights. NS Partners believe that shareholders with meaningful ownership should have the right to call a special meeting and will generally vote against proposals restricting this right. Regarding proxy access, NS Partners will generally support giving shareholders the right to nominate directors, provided nominations reflect a reasonable level of stock ownership and the nominees are well qualified and prepared to act in the interests of all shareholders. Additionally, NS Partners will generally oppose advance notice bylaws that impose unreasonable conditions on shareholders who wish to nominate directors to the board. NS Partners will generally vote against proposals that give management the authority to adjourn or extend a meeting unless compelling reasons are provided. NS Partners will review proxy contests on a case-by-case basis taking into consideration the long-term company performance, background to the contested election, nominee qualifications and other relevant factors.
VOTING STANDARD: NS Partners believe that shareholders should have the right to vote in proportion to their ownership and therefore support the principal of one-share, one-vote. Accordingly, NS Partners will generally vote against the authorization or issue of shares that do not have full and equal voting rights, against proposals that support or perpetuate dual share class structures and for proposals to eliminate dual share class structures. NS Partners prefer that companies adopt a majority voting for individual directors in uncontested elections. NS Partners will generally oppose supermajority voting requirements if they are in attempt to diminish the rights of minority shareholders.
ANTI-TAKEOVER MEASURES: NS Partners believe measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Accordingly, NS Partners will analyze such proposals on a case-by-case basis. NS Partners will generally oppose proposals that entrench management or excessively dilute shareholder ownership, regardless of whether they are advanced by management or shareholders. Conversely, NS Partners will generally support proposals that restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.
BOARD OF DIRECTORS
GENERAL GUIDELINES: NS Partners believe that directors have a duty to shareholders and we may withhold votes for directors that fail to act on key issues.
STAGGERED BOARDS: NS Partners oppose staggered boards as it is our belief that they can entrench existing management and unduly deter takeovers. Therefore, NS Partners will generally vote for proposals to declassify the board of directors.

INDEPENDENCE: NS Partners believe in the importance of an independent board of directors and consider a board to be sufficiently independent when greater than fifty percent of directors are independent. In Japan, this threshold is lowered to one third, which NS Partners believe to be sufficient at present, however this will be revisited as corporate governance reform progresses in the Japanese market. If the proposed board does not meet our independence criteria, NS Partners will generally vote against all non-independent candidates, with the exception of the CEO, as this position is by nature non-independent and in most situations voting against a CEO could be unnecessarily disruptive. While NS Partners support insiders as board members as we feel they provide valuable knowledge and insight to the company, we believe that insider representation should largely reflect level of ownership or control, and therefore we may refrain from voting against certain non-independent candidates or vote against insiders if the number of insiders serving on a board is excessive. Furthermore, NS Partners believe that key committees (Audit, Compensation, Nomination and Governance) should be purely independent and will typically vote against non-independent directors serving on these committees.
SEPARATION OF CHAIR AND CEO: NS Partners believe that the responsibilities of the CEO and board Chair are fundamentally different and should thus be filled by different individuals. Therefore, NS Partners will support proposals to separate the roles of CEO and Chair and will consider voting against the Chair of the Nomination Committee when the roles are combined and a lead independent director has not been established.
GENDER DIVERSITY: NS Partners believe that board diversity has positive, long-term implications for a company’s performance, and therefore, will generally vote against the chair of the Nomination Committee if a board lacks female representation.
ATTENDANCE: NS Partners will typically vote against directors who have attended less than 75% of the board meetings held within a given year without a valid reason for these absences.
TENURE: NS Partners oppose age and term limits for individual directors and prefer to see board renewal occur through an annual evaluation process which assesses the effectiveness of the board as a whole, its committees and individual directors. If the average tenure of the board exceeds 10 years, NS Partners may vote against the longest-serving member of the board, other than the CEO.
OVERBOARDING: NS Partners will generally vote against directors who are overboarded. We consider a director overboarded if he/she: i) sits on more than a total of five public company boards; or ii) is a CEO and sits on more than a total of two public company boards.
CORPORATE STRUCTURE
GENERAL GUIDELINES: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, NS Partners will most often vote in accordance with the company’s management on such proposals. However, NS Partners will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.
MERGERS & ACQUISITIONS: NS Partners will review proposed mergers and acquisitions transactions on a case-by-case basis considering them based on their strategic rationale, valuation, long-term interest and impact on shareholders rights.
SHARE ISSUANCE: NS Partners oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or other anti-takeover devices, or if the issuance of new shares could excessively dilute the value of the outstanding shares.
BUYBACKS: NS Partners will consider share buyback proposals on a case-by-case basis taking into account the impact on long-term shareholder value, the level of disclosure, whether there is evidence that the buyback is being carried out to reward company insiders, and other relevant factors.

EXECUTIVE REMUNERATION
GENERAL GUIDELINES: NS Partners believe that robust executive remuneration guidelines are vital to the functioning of public companies and are a key expression of good corporate governance. While NS Partners are mindful of the complexity of this subject and the varying practices across markets, industries and capitalizations, the following principles guide our voting on matters of executive remuneration. NS Partners will consider factors such as company performance, pay-for-performance alignment, and level of disclosure when voting on proposals related to compensation. Additionally, NS Partners will consider metrics such as CEO base pay, overall CEO compensation, the multiple of annual CEO remuneration to median remuneration of all other employees, the multiple of annual CEO remuneration to the median of all other senior executives, dilution and the annual burn rate. Should NS Partners have concerns regarding any of these metrics we may vote against an advisory vote on executive compensation and may also consider voting against the chair and members of the Compensation Committee.
DIRECTOR REMUNERATION
GENERAL GUIDELINES: NS Partners believe that that pay for non-executive directors should be structured in such a way that ensures independence, objectivity and alignment with shareholders’ interests. Non-executive directors should not receive performance-based pay such as performance stock units (PSUs) or stock options, as this can encourage excessive risk-taking and impair objectivity. Instead, NS Partners prefer non-executive directors receive compensation in the form or cash or alternatively restricted stock units (RSUs) or deferred stock units (DSUs), which have the same economic interest as shares, and therefore directly align the interests of directors with those of shareholders.
AUDIT FUNCTION
GENERAL GUIDELINES: NS Partners believes that the company remains in the best position to select and auditor and will generally support management’s recommendation. However, NS Partners recognize there may be inherent conflicts of interest arising when a company’s auditor provides substantial non-audit related services for the company. Therefore, NS Partners may vote against the appointment of an auditor if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.
RESPONSIBLE INVESTMENT
GENERAL GUIDELINES: As a signatory of the UN-backed Principles for Responsible Investment NS Partners takes into account environmental and social implications in our proxy voting. Specific proposals related to Environmental and Social issues will be reviewed and analyzed on a case-by-case basis, however NS Partners will generally vote in favour of shareholder proposals that seek to improve disclosure of environmental risks and will also generally vote in favour of shareholder proposals to improve transparency regarding social issues provided it is in the best interest of shareholders.
For further information please refer to our Responsible Investment Policy, which can be found on our Website: www.ns-partners.co.uk.
PROXY VOTING RECORDS
Clients may obtain information about how we voted proxies on their behalf by making a written request for proxy voting information to:
Anna Kirk
Chief Compliance Officer
NS Partners Ltd
Southwest House
11a Regent Street St James’s
LONDON
SW1Y 4LR
UK

THOMPSON, SIEGEL & WALMSLEY LLC (“TSW”)
TSW has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities consistent with the best economic interests of its clients. TSW maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy voting policies and practices in Form ADV Part 2A. In addition, we review our policies and practices no less than annually for adequacy; to make sure they have been implemented effectively, and to make sure they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients. Our policy and practice include the responsibility to monitor corporate actions and potential conflicts of interest, receive and vote client proxies, and make information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders, and reasonable care and diligence should be undertaken to ensure that such rights are properly exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which should include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser has proxy voting authority.
A related companion release by the SEC also adopted rule and form amendments under the Securities Act and Investment Company Act similar to the above which TSW complies with when acting as a sub-adviser to a mutual fund.
Responsibility
TSW’s Senior Compliance Officer (Proxy Coordinator) has the responsibility for the organization and monitoring of our Proxy Voting policy, practices, and recordkeeping. Implementation and disclosure, including outlining our voting guidelines in our procedures, is the responsibility of the CCO and Director of Operations. TSW has retained the services of a third-party provider, Institutional Shareholder Services, Inc. (“ISS”) to assist with the proxy process. ISS is a Registered Investment Adviser under the Advisers Act. It is a leading provider of proxy voting and corporate governance services. ISS provides TSW proxy proposal research and voting recommendations and votes proxies on TSW’s behalf in accordance with ISS’s standard voting guidelines. Those guidelines cover the following areas:
•Operational Issues
•Board of Directors
•Proxy Contests
•Anti-takeover Defenses and Voting Related Issues
•Mergers and Corporate Restructurings
•State of Incorporation
•Capital Structure
•Executive & Director Compensation
•Equity Compensation Plans
•Specific Treatment of Certain Award Types in Equity Plan Evaluations
•Other Compensation Proposals & Policies
•Shareholder Proposals on Compensation
•Social/Environmental Issues
•Consumer Issues and Public Safety
•Environment and Energy
•General Corporate Issues
•Labor Standards and Human Rights
•Military Business

•Workplace Diversity
•Mutual Fund Proxies
TSW generally believes that voting proxies in a manner that is favorable to a business’s long-term performance and valuation is in its clients’ best interests. However, a uniform voting policy may not be in the best interest of all clients. While TSW applies ISS’s standard policy guidelines to most clients, where appropriate we utilize ISS’s Taft-Hartley or Catholic policy guidelines to meet specific client requirements.
TSW’s Proxy Coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general procedure regarding the voting of proxies is addressed below. For instances not directly addressed in this policy the Proxy Oversight Representative should act in accordance with the principles outlined in the SEC’s Guidance Regarding Proxy Voting Responsibilities of Investment Advisers issued in August 2019 and supplemental release in September 2020 in consultation with the Proxy Coordinator.
Procedure
TSW has adopted various procedures and internal controls to review, monitor and ensure the Firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedures
•Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if TSW disagrees with the vote recommendation.
•The Proxy Coordinator will monitor the voting process at ISS via ISS’s Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.
•For proxies not received by ISS, TSW and ISS will make a best effort attempt to receive ballots from the clients’ custodian prior to the vote cut-off date.
•TSW is responsible for account maintenance– opening and closing of accounts, transmission of holdings and account environment monitoring. ISS will email TSW Compliance personnel to get approval when closing an account that was not directed by TSW.
•The Director of Operations (Proxy Oversight Representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email.
•Investment teams should keep the Proxy Oversight Representative and Proxy Coordinator informed of material issues affecting pending or upcoming proxy votes. If the Proxy Oversight Representative and Proxy Coordinator become aware of additional information that would reasonably be expected to affect TSW’s vote, then this information should be considered prior to voting.
•TSW has the ability to override ISS recommended vote instructions and will do so if believed to be in the best interest of the client. All changes are documented and coordinated between the Proxy Oversight Representative and/or Proxy Coordinator and the Portfolio Manager and/or Research Analyst. Changes generally occur as a result of TSW’s communication with issuer management regarding matters pertaining to securities held when the issuer questions or disputes ISS’s voting recommendation.
All proxies are voted solely in the best interest of clients on a best efforts basis. Proactive communication takes place via regular communication with ISS’s Client Relations team.
Disclosure
TSW will provide conspicuously displayed information in its Disclosure Document summarizing this Proxy Voting policy, including a statement that clients may request information regarding how TSW voted a client’s proxies, and that clients may request a copy of these policies and procedures.
See Form ADV, Part 2A– Item 17– Voting Client Securities

Client Requests for Information
•All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator.
•In response to any request, the Proxy Coordinator will prepare a response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how TSW voted the client’s proxy with respect to each proposal about which the client inquired.
Voting Guidelines
•TSW has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TSW will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, TSW will vote proxies in the best interests of each particular client according to the recommended election of ISS. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TSW's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
•ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors' non-audit services.
•ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.
•In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.
•A complete summary of ISS’s U.S. and International voting guidelines is available at: https://www.issgovernance.com/policy
Forensic Testing Procedures
•No less than quarterly, TSW’s Proxy Coordinator will review the ISS Proxy Exchange Master Account List to ensure all appropriate accounts are being voted.
•TSW will conduct periodic tests to review proxy voting records and the application of general voting guidelines, especially in circumstances such as corporate events (e.g., mergers and acquisition transactions, dissolutions, conversions, consolidations, etc.) or contested director elections. Any matter warranting additional, often issuer-specific review will be escalated to the Portfolio Manager and Research Analyst as needed.
•TSW occasionally communicates directly with issuer management regarding matters pertaining to securities held in the portfolio when it questions or disputes ISS’s voting recommendation.
Conflicts of Interest
•TSW will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer.
•If a material conflict of interest exists, the Proxy Coordinator will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.
•TSW will maintain a record of the voting resolution of any conflict of interest.
•ISS also maintains a Conflicts Policy which indicates how they address any potential conflicts of interest and is available at: https://www.issgovernance.com/compliance/due-diligence-materials
Practical Limitations Relating to Proxy Voting
TSW makes a best effort to vote proxies. In certain circumstances, it may be impractical or impossible for TSW to do so. Identifiable circumstances include:
•Limited Value: Where TSW has concluded that to do so would have no identifiable economic benefit to the client-shareholder;
•Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting;

•Securities Lending: If securities are on loan on the record date, the client lending the security is not eligible to vote the proxy. Because TSW generally is not aware of when a security is on loan, we will not likely have the opportunity to recall the security prior to the record date; and
•Failure to receive proxy statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.
Recordkeeping
TSW and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
•These policies and procedures and any amendments;
•Each proxy statement that ISS receives;
•A record of each vote that ISS casts on behalf of TSW;
•Any document ISS created that was material to making a decision regarding how to vote proxies, or that memorializes that decision; and
•A copy of each client request for information on how ISS voted such client’s proxies (i.e., Vote Summary Report), and a copy of any response.
Due Diligence and Error Procedures
TSW will periodically perform due diligence on ISS, focusing on the following areas:
•Adequacy of ISS’s staffing and personnel;
•Adequacy/robustness of ISS’s Policies and Procedures and review of their policies for conflict issues;
•Adequacy of control environment and operational controls of ISS (i.e., SSAE 18);
•Review of any specific conflicts ISS may have with regard to TSW;
•Review of ISS for any business changes that may affect services provided to TSW; and
•Review quarterly reporting package provided by ISS and enhance this package as necessary for any additional information that is needed.
TSW will take the following steps should there ever be an issue/error that occurs with regard to its proxy voting responsibilities:
•Follow up with ISS to determine the cause of and the details surrounding the issue;
•Report back to the affected client immediately with such details and how the issue will be resolved;
•Put additional controls in place if necessary, to prevent such issues from occurring in the future; and
•Report back to the affected client with the final resolution and any remedial steps.
VICTORY CAPITAL MANAGEMENT INC. (“VICTORY CAPITAL”)
It is Victory Capital’s policy to vote the Portfolio’s proxies in the best interests of the Portfolio and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Portfolio assets. To assist it in making proxy-voting decisions, Victory Capital has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by Victory Capital’s Proxy Committee (“Proxy Committee”) and revised when the Proxy Committee determines that a change is appropriate.
Voting under Victory Capital’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. Victory Capital delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for its clients, subject to oversight by the Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory Capital.
Victory Capital’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Portfolio or if required by the client. In such cases, Victory Capital may consider, among other things:
•the effect of the proposal on the underlying value of the securities
•the effect on marketability of the securities
•the effect of the proposal on future prospects of the issuer
•the composition and effectiveness of the issuer’s board of directors
•the issuer’s corporate governance practices
•the quality of communications from the issuer to its shareholders
Victory Capital may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. Victory Capital generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Portfolio’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Victory Capital’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether Victory Capital supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
•Victory Capital generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
•Victory Capital generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
•Victory Capital generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
•Victory Capital reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
•Victory Capital generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
•Victory Capital reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
•Victory Capital reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•Victory Capital will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
•Victory Capital will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
•Victory Capital will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.
Occasionally, conflicts of interest arise between Victory Capital’s interests and those of the Portfolio or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory Capital will seek the opinion of its chief compliance officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, Victory Capital reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
WCM INVESTMENT MANAGEMENT, LLC (“WCM”)
Proxy Voting Procedures
WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.
In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, the Proxy Voting Rule, Rule 206(4)-6, and for ERISA accounts, the DOL’s Proxy Voting Rule, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients. Even when WCM has proxy voting authority, a Client may request that WCM vote in a certain manner. Any such instructions shall be provided to WCM, in writing or electronic communication, saved in the Client files and communicated to the Portfolio Associate and Proxy Admin.
Special Rules for ERISA
Unless proxy voting responsibility has been expressly reserved by the plan, trust document, or investment management agreement, and is being exercised by another “named fiduciary” for an ERISA Plan Client, WCM, as the investment manager for the account, has the exclusive authority to vote proxies or exercise other shareholder relating to securities held for the Plan’s account. The interests or desires of plan sponsors should not be considered. In addition, if a “named fiduciary” for the plan has provided WCM with written proxy voting guidelines, those guidelines must be followed, unless the guidelines, or the results of following the guidelines, would be contrary to the economic interests of the plan's participants or beneficiaries, imprudent or otherwise contrary to ERISA.
Investors in WCM Private Funds which are deemed to hold “plan assets” under ERISA accept WCM’s investment policy statement and a proxy voting policy before they are allowed to invest.

Role of the Independent Proxy Adviser
WCM utilizes the proxy voting recommendations of Glass Lewis (our “Proxy Adviser”). The purpose of the Proxy Advisers proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because the Proxy Adviser is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. The Proxy Adviser’s approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance– the Proxy Adviser analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.
The voting recommendations of the Proxy Adviser are strongly considered; however, the final determination for voting in the best economic interest of the clients is the responsibility of the relevant strategy Investment Strategy Group (“ISG”). When a decision is reached to vote contrary to the recommendation of the Proxy Adviser, the ISG will address any potential conflicts of interest (as described in this policy) and proceed accordingly. They will maintain documentation to support the decision, which will be reviewed by the Compliance Team.
WCM will take reasonable steps under the circumstances to make sure that all proxies are received and for those that WCM has determined should be voted, are voted in a timely manner.
Role of the Portfolio Associate
The Portfolio Associate is responsible for the onboarding and maintenance of Client accounts. For each Client, the Portfolio Associate:
•Determines whether WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;
•Instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to Broadridge/ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on the Proxy Adviser and/or WCM recommendations; and (3) maintain records of such votes electronically.
•Assigns the appropriate proxy voting guidelines based on a Client’s Investment Policy Guidelines;
•Reports proxy voting record to Client, as requested.
Role of the Proxy Admin.
The Proxy Admin circulates proxy ballot information and administers the proxy vote execution process. The Proxy Admin:
•Monitors the integrity of the data feed between the Client’s registered owner of record and Broadridge/ProxyEdge;
•Executes votes based on the recommendation of the Proxy Adviser or ISG;
•Ensures all votes are cast in a timely manner.
Role of the ISG and Analysts
With the support of the Analysts, and in consideration of the voting recommendation of the Proxy Adviser, the Investment Strategy Group (ISG) is responsible for review of the Proxy Adviser policy and final vote determination. The ISG:
•Annually, reviews the policy of the Proxy Adviser to ensure voting recommendations are based on a Client’s best interest;
•Reviews the ballot voting recommendations of the Proxy Adviser;
•Investigates ballot voting issues during the normal course of research, company visits, or discussions with company representatives.
If the ISG:
•Agrees with the voting recommendation of the Proxy Adviser, no further action is required;
•Disagrees with the voting recommendation of the Proxy Adviser, they will:
•Deal with conflicts of interest, as described below;

•Provide updated voting instructions to the Proxy Admin;
•Document the rationale for the decision, which is provided to Compliance.
Certain Proxy Votes May Not Be Cast
In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:
•Neither the Proxy Adviser’s recommendation nor specific client instructions cover an issue;
•In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.
In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. In such cases, materiality is determined and documented by the ISG.
Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”
Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer
WCM believes the use of the Proxy Adviser’s independent guidelines helps to mitigate proxy voting related conflicts between the firm and its clients. Notwithstanding WCM may choose to vote a proxy against the recommendation of the Proxy Adviser, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule the Proxy Adviser’s recommendation with respect to a proxy unless the following steps are taken by the CCO:
•The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.
•Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.
•Significant Personal/Family Relationships – the CCO will determine whether any supervised persons who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior supervised persons of issuers for which WCM may vote proxies.
•If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. The CCO shall determine whether a proposal is material as follows:
•Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).
•Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.
•For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:
•Obtain Client Consent or Direction – If the CCO approves the proposal to overrule the recommendation of the Proxy Adviser, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).
•Use the Proxy Adviser’s Recommendation – Vote in accordance with the Proxy Adviser’s recommendation.
•For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule the Proxy Adviser’s recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule the Proxy Adviser’s recommendation, the ISG will maintain documentation to support their decision.
Dealing with Material Conflicts of Interest between a Client and the Proxy Adviser or Proxy Issuer
If WCM is notified by a client regarding a conflict of interest between them and the Proxy Adviser or the proxy issuer, The CCO will evaluate the circumstances and either
•elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest;
•if practical, seek a waiver from the Client of the conflict; or
•if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.
Maintenance of Proxy Voting Records
As required by Rule 204-2 under the Advisers Act, and for ERISA accounts, the DOL’s Proxy Voting Rule, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:
•a copy of these Proxy Policies, as they may be amended from time to time;
•copies of proxy statements received regarding Client securities;
•a record of each proxy vote cast on behalf of its Clients;
•a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and
•each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.
As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

Disclosure
WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.
Oversight of the Proxy Adviser
Prior to adopting the proxy guidelines and recommendations of a Proxy adviser, WCM will exercise prudence and diligence to determine that the guidelines for proxy recommendations are consistent with WCM’s fiduciary obligations. Each year, Compliance, in conjunction with input from the Proxy Admin, the ISG and others as determined by the CCO, will review WCM’s relationship with, and services provided by the Proxy Adviser. To facilitate this review, WCM will request information from the Proxy Adviser in consideration of the Proxy Adviser processes, policies and procedures to:
•Analyze and formulate voting recommendations on the matters for which WCM is responsible for voting and to disclose its information sources and methods used to develop such voting recommendations;
•Ensure that it has complete and accurate information about issuers when making recommendations and to provide its clients and issuers timely opportunities to provide input on certain matters;
•Resolve any identified material deficiencies in the completeness or accuracy of information about issuers for whom voting recommendations are made; and
•Identify, resolve and disclose actual and potential conflicts of interest associated with its recommendations;
Additionally, WCM will review the Proxy Adviser’s proposed changes to its proxy voting guidelines to ensure alignment with the ISG’s expectations. The Proxy Adviser typically distributes proposed changes to its guidelines annually; therefore, WCM’s review of these proposed changes will typically coincide with the Proxy Adviser’ schedule.
WELLINGTON MANAGEMENT COMPANY LLP (“WELLINGTON MANAGEMENT”)
Introduction
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
Statement of Policy
Wellington Management:
•Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
•Votes all proxies in the best interests of the client for whom it is voting.
•Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
•Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
•Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment
Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Appendix C
Portfolio Managers
INVESTMENTS IN EACH FUND
Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2022[1]
Allspring Global Investments, LLC
Christopher J. Warner, CFA	NVIT Allspring Discovery Fund	None
Michael T. Smith, CFA	NVIT Allspring Discovery Fund	None
American Century Investment Management, Inc.
Phillip N. Davidson, CFA	NVIT Multi-Manager Mid Cap Value Fund	None
Michael Liss, CFA	NVIT Multi-Manager Mid Cap Value Fund	None
Kevin Toney, CFA	NVIT Multi-Manager Mid Cap Value Fund	None
Brian Woglom, CFA	NVIT Multi-Manager Mid Cap Value Fund	None
Nathan Rawlins, CFA	NVIT Multi-Manager Mid Cap Value Fund	None
Amundi Asset Management US, Inc.
Kenneth J. Monaghan	NVIT Amundi Multi Sector Bond Fund	None
Jonathan M. Duensing, CFA	NVIT Amundi Multi Sector Bond Fund	None
AQR Capital Management, LLC
Michele L. Aghassi, Ph.D.	NVIT AQR Large Cap Defensive Style Fund	None
Andrea Frazzini, Ph.D., M.S.	NVIT AQR Large Cap Defensive Style Fund	None
Lars N. Nielsen, M.Sc.	NVIT AQR Large Cap Defensive Style Fund	None
Clifford S. Asness, Ph.D., M.B.A.	NVIT AQR Large Cap Defensive Style Fund	None
John Huss	NVIT AQR Large Cap Defensive Style Fund	None
Atlanta Capital Management Company, L.L.C.
Joe B. Hudepohl, CFA	NVIT Calvert Equity Fund	None
Robert R. Walton, CFA	NVIT Calvert Equity Fund	None
Lance V. Garrison, CFA	NVIT Calvert Equity Fund	None
Jeff A. Miller, CFA	NVIT Calvert Equity Fund	None
BlackRock Investment Management, LLC
Jennifer Hsui, CFA	NVIT International Index Fund	None
	NVIT Mid Cap Index Fund	None
	NVIT S&P 500 Index Fund	None
	NVIT Small Cap Index Fund	None
Amy Whitelaw	NVIT International Index Fund	None
	NVIT Mid Cap Index Fund	None
	NVIT S&P 500 Index Fund	None
	NVIT Small Cap Index Fund	None
Suzanne Henige, CFA	NVIT International Index Fund	None
	NVIT Mid Cap Index Fund	None
	NVIT S&P 500 Index Fund	None
	NVIT Small Cap Index Fund	None
Paul Whitehead	NVIT International Index Fund
NVIT Mid Cap Index Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund
James Mauro	NVIT Bond Index Fund	None
Karen Uyehara	NVIT Bond Index Fund	None
Tony DeSpirito	NVIT BlackRock Equity Dividend Fund	None
David Zhao	NVIT BlackRock Equity Dividend Fund	None

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2022[1]
Columbia Management Investment Advisers, LLC
Fred Copper, CFA	NVIT Columbia Overseas Value Fund	None
Daisuke Nomoto, CMA (SAAJ)	NVIT Columbia Overseas Value Fund	None
DoubleLine Capital LP
Jeffrey E. Gundlach	NVIT DoubleLine Total Return Tactical Fund	None
Jeffrey J. Sherman, CFA	NVIT DoubleLine Total Return Tactical Fund	None
Federated Investment Management Company
Mark E. Durbiano, CFA	NVIT Federated High Income Bond Fund	None
Randal Stuckwish, CFA	NVIT Federated High Income Bond Fund	None
Insight North America LLC
Gautam Khanna, CFA, CPA	NVIT BNY Mellon Core Plus Bond Fund	None
James DiChiaro	NVIT BNY Mellon Core Plus Bond Fund	None
Invesco Advisers, Inc.
Ronald J. Zibelli, Jr., CFA	NVIT Multi-Manager Small Cap Growth Fund	None
	NVIT Multi-Manager Small Company Fund	None
Ash Shah, CFA, CPA	NVIT Multi-Manager Small Cap Growth Fund	None
	NVIT Multi-Manager Small Company Fund	None
J.P. Morgan Investment Management Inc.
Yazann Romahi, CFA	NVIT J.P. Morgan MozaicSM Multi-Asset Fund	None
Kartik Aiyar	NVIT J.P. Morgan MozaicSM Multi-Asset Fund	None
Joe Staines, CFA	NVIT J.P. Morgan MozaicSM Multi-Asset Fund	None
Steven (Yegang) Wu	NVIT J.P. Morgan MozaicSM Multi-Asset Fund	None
Scott B. Davis	NVIT J.P. Morgan U.S. Equity Fund	None
David Small	NVIT J.P. Morgan U.S. Equity Fund	None
Shilpee Raina, CFA	NVIT J.P. Morgan U.S. Equity Fund	None
Manish Goyal	NVIT J.P. Morgan Digital Evolution Strategy Fund	None
	NVIT J.P. Morgan Innovators Fund	None
Giri Devulapally	NVIT J.P. Morgan Large Cap Growth Fund	None
Joseph Wilson	NVIT J.P. Morgan Large Cap Growth Fund	None
	NVIT J.P. Morgan US Technology Leaders Fund	None
Larry H. Lee	NVIT J.P. Morgan Large Cap Growth Fund	None
Holly Fleiss	NVIT J.P. Morgan Large Cap Growth Fund	None
Eric Ghernati	NVIT J.P. Morgan US Technology Leaders Fund	None
Jacobs Levy Equity Management, Inc.
Bruce I. Jacobs, Ph.D.	NVIT Jacobs Levy Large Cap Core Fund	None
	NVIT Jacobs Levy Large Cap Growth Fund	None
	NVIT Multi-Manager Small Cap Value Fund	None
	NVIT Multi-Manager Small Company Fund	None
Kenneth N. Levy, CFA	NVIT Jacobs Levy Large Cap Core Fund	None
	NVIT Jacobs Levy Large Cap Growth Fund	None
	NVIT Multi-Manager Small Cap Value Fund	None
	NVIT Multi-Manager Small Company Fund	None
Lazard Asset Management LLC
Paul Moghtader	NVIT International Equity Fund	None
Taras Ivanenko, Ph.D.	NVIT International Equity Fund	None
Susanne Willumsen	NVIT International Equity Fund	None
Loomis, Sayles & Company, L.P.
Ashish Chugh	NVIT Emerging Markets Fund	None

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2022[1]
Christopher T. Harms[2]	NVIT Loomis Short Term Bond Fund	None
Clifton V. Rowe, CFA[2]	NVIT Loomis Short Term Bond Fund	None
Daniel Conklin, CFA[2]	NVIT Loomis Short Term Bond Fund	None
Nationwide Asset Management, LLC
Gary S. Davis, CFA	NVIT Core Bond Fund	None
Gary R. Hunt, CFA	NVIT Government Bond Fund	None
Chad W. Finefrock, CFA	NVIT Government Bond Fund	None
Corsan Maley	NVIT Core Bond Fund	None
Newton Investment Management North America, LLC
James H. Stavena	NVIT BNY Mellon Dynamic U.S. Core Fund	None
	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None
Dimitri Curtil	NVIT BNY Mellon Dynamic U.S. Core Fund	None
Torrey K. Zaches, CFA	NVIT BNY Mellon Dynamic U.S. Core Fund	None
Brian C. Ferguson	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None
John C. Bailer, CFA	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None
David S. Intoppa	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None
NS Partners Ltd
Ian Beattie	NVIT Emerging Markets Fund	None
	NVIT NS Partners International Focused Growth Fund	None
Tim Bray	NVIT NS Partners International Focused Growth Fund	None
Julian Linton	NVIT NS Partners International Focused Growth Fund	None
Thompson, Siegel & Walmsley LLC
R. Michael Creager, CFA	NVIT Multi-Manager Mid Cap Value Fund	None
Brett P. Hawkins, CFA	NVIT Multi-Manager Mid Cap Value Fund	None
Victory Capital Management Inc.
Gary H. Miller	NVIT Multi-Manager Mid Cap Value Fund	None
Gregory M. Conners	NVIT Multi-Manager Mid Cap Value Fund	None
Jeffrey M. Graff, CFA	NVIT Multi-Manager Mid Cap Value Fund	None
Michael F. Rodarte, CFA	NVIT Multi-Manager Mid Cap Value Fund	None
James M. Albers, CFA	NVIT Multi-Manager Mid Cap Value Fund	None
WCM Investment Management, LLC
Jonathon Detter, CFA	NVIT Multi-Manager Small Cap Value Fund	None
Anthony B. Glickhouse, CFA	NVIT Multi-Manager Small Cap Value Fund	None
Patrick McGee, CFA	NVIT Multi-Manager Small Cap Value Fund	None
Wellington Management Company LLP
Mammen Chally, CFA	NVIT Multi-Manager Small Cap Growth Fund	None
David Siegle, CFA	NVIT Multi-Manager Small Cap Growth Fund	None
Douglas McLane, CFA	NVIT Multi-Manager Small Cap Growth Fund	None
Bradford D. Stoesser	NVIT Real Estate Fund	None
1
This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.
2
Information is as of September 30, 2022.

DESCRIPTION OF COMPENSATION STRUCTURE
Allspring Global Investments, LLC (“Allspring”)
The compensation structure for Allspring’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Allspring participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, Allspring also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Allspring’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
Allspring’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients, and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5-year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long-term incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3-year period. For many of our portfolio managers, Allspring further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).
American Century Investment Management, Inc. (“American Century”)
American Century’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition and internal equity.
Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus which is determined by a combination of factors. One factor is investment performance. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group).
A second factor in the bonus calculation relates to the performance of a number of American Century mutual funds managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually, as described above, and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability, or individual performance goals, such as research projects and/or the development of new products.
Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of American Century Companies, Inc. stock during the restriction period (generally three to four years).
Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/ depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
Amundi Asset Management US, Inc. (“Amundi US”)
Amundi US’s compensation philosophy emphasizes medium and long-term incentive compensation programs and awards and is a key driver of employee attraction and motivation.
•We reward short- and medium-term investment performance through bonus and performance based incentives; and long term strategic performance with long-term incentive awards.
•We drive competitiveness with external market compensation rates and structures.
We have developed a system of compensation for portfolio managers and analysts that seeks to align the financial interests of the investment professional with both those of clients (through incentive payments based in part on relative investment performance) and also the firm (through incentive payments based in part on Amundi US’s financial performance).
The compensation program is based on four primary elements including (1) base salary (based on the experience and level of responsibility of the investment professional), (2) an annual bonus program, (3) the ability to participate in Long Term Incentive Programs (for some senior investment professionals), and (4) a suite of benefits that are generally offered to all full-time employees.
Base Salary
Base salary is fixed and normally reviewed on an annual basis. Each year, we participate in compensation surveys specifically targeted at investment management companies, to monitor and maintain our competitiveness in the marketplace. Amundi US seeks to set base compensation at competitive market rates, taking into account the experience and responsibilities of the individual.
Bonus Plan
The bonuses for portfolio managers and analysts are decided by a combination of the following factors:
Portfolio Managers
The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the individual achieving competitive investment performance. 40% of the bonus may be deferred over a three year period, vesting 1/3 each year. The deferral is to underpin long-term retention of key investment employees. This portion is also eligible for further investment and managed by the participant over the course of the three-year term.
Quantitative Investment Performance (70% overall weighting): The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager, which includes the fund and any other accounts managed by the portfolio manager. Performance is measured over one, three and five calendar year periods.
Fund performance is ranked against its peer group universe (60%) and a broad-based securities market index (40%), while institutional or separate accounts are measured specifically against the assigned broad-based market index (100%).

Qualitative Performance (30% overall weighting): The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.
Company Results: Company results affect a portfolio manager's actual bonus by a leverage factor of plus or minus a predetermined percentage.
For purposes of calculation, Amundi US’s Portfolio Management Team applies a 70% weighting to Quantitative factors, and a 30% weighting to Qualitative factors.
Fixed Income Analysts
Amundi US’s fixed income research analysts are compensated through base salary, incentive compensation and other longer-term awards, utilizing a similar structure to the fixed income portfolio management team. 70% of incentive compensation for analysts is tied to the performance of the portfolios to which they contribute. For the final 30%, custom composites are created for each strategy to which an analyst contributes to create a basis for relative performance measurement. 40% of the bonus may be deferred over a three year period, vesting 1/3 each year. This portion is also eligible for further investment and managed by the participant over the course of the three-year term.
Long Term Incentive Plan
The Amundi Group Long-Term Incentive Plan is designed to align the interests of our key leaders with those of shareholders and clients and supporting the achievement of the Company’s business plan. Participants receive a “target-number” of performance shares for a nominal value. The awarded shares will cliff vest after 3-years. The effective number of shares that will vest on the vesting date will depend on the value of three performance targets (“KPIs”). These KPIs will be the same for all beneficiaries of the LTI Plan worldwide and will be based on the global consolidated figures of the listed entity Amundi.
Three KPIs will be used to determine the actual number of vested shares at each vesting date.
•Net Income Ratio
•Cost to Income Ratio
•Net Inflows
AQR Capital Management, LLC (“AQR”)
AQR’s compensation philosophy is grounded in the belief that our people are the firm’s most important asset and greatest competitive advantage. Compensation is a key component in how we attract, motivate and retain our people, and how we encourage high levels of performance, productivity and results. Our values, culture, and long-term perspective guide our compensation decisions.
When determining compensation, there are three core factors that inform compensation decisions: firm performance, market benchmarking data and individual employee performance. All three are important contributors.
With respect to employees who are not principals of AQR, annual compensation is comprised of a fixed base salary and a discretionary bonus. Employee compensation is not directly tied to the individual profits/losses or strategy performance of any particular client or fund.
AQR’s Principals are compensated in the form of distributions based on the net income generated by AQR, which is derived from their relative ownership in the Firm.
Atlanta Capital Management Company, L.L.C. (“Atlanta Capital”)
Compensation Structure for Atlanta Capital: Compensation of the sub-adviser’s portfolio managers and other investment professionals has the following primary components: (1) a base salary and (2) discretionary variable compensation that is comprised of cash bonus and depending on eligibility, may also include deferred compensation consisting of restricted shares of Morgan Stanley stock and deferred cash that are subject to a fixed vesting and distribution schedule. The sub-adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the sub-adviser’s employees. Compensation of the sub-adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses and deferred compensation awards, and adjustments in base salary are typically paid or put into effect shortly after the December 31st fiscal year end of Morgan Stanley.
Method to Determine Compensation: The sub-adviser compensates its portfolio managers based on company and team business results, and individual performance, including the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the sub-adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. The sub-adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.
The sub-adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary and variable compensation levels for portfolio managers and other investment professionals. Salaries and variable compensation are also influenced by the operating performance of the sub-adviser and Morgan Stanley. While the salaries of the sub-adviser’s portfolio managers are comparatively fixed, variable compensation may fluctuate significantly from year to year, based on changes in company and team performance, manager performance and other factors as described herein. For a high performing portfolio manager, variable compensation may represent a substantial portion of total compensation.
BlackRock Investment Management, LLC (“BlackRock”)
The discussion below describes the portfolio managers’ compensation as of December 31, 2021.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation– Messrs. DeSpirito and Zhao
Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmarks
Tony DeSpirito David Zhao
FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000
Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index
(Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR
Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR;
Russell MidCap Value Index; S&P United States MidSmallCap Index; S&P US
MidSmallCap Index (GBP).

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Discretionary Incentive Compensation– Mses. Henige, Hsui and Whitelaw and Mr. Mason
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Henige, Hsui and Whitelaw and Mr. Mason is not measured against a specific benchmark.
Discretionary Incentive Compensation– Ms. Uyehara and Mr. Mauro
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:
Portfolio Manager	Benchmarks
James Mauro	A combination of market-based indices (e.g., Bloomberg MBS Index and the Bloomberg U.S. TIPS 0-5 Years Index).
Karen Uyehara	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Columbia Management Investment Advisers, LLC (“CMIA”)
Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock or, for more senior employees, both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified funds advised by CMIA (“CMIA Funds”), in most cases including the CMIA Funds the portfolio manager manages.
Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.
Under the CMIA annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual’s work as an investment research analyst, (2) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments revenues and profitability, as well as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered, alongside investment performance. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to our controls and Code of Conduct.
Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by CMIA. Consideration is given to relative performance over the one-, three- and five-year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals.
Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.
Deferred compensation awards are designed to align participants’ interests with the investors in the CMIA Funds and other accounts they manage. The value of the deferral account is based on the performance of CMIA Funds. Employees have the option of selecting from various CMIA Funds for their deferral account, however portfolio managers must (other than by strict exception) allocate a minimum of 25% of their incentive awarded through the deferral program to the CMIA Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.
For all employees the benefit programs generally are the same, and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
DoubleLine Capital LP (“DoubleLine”)
The overall objective of the compensation program for the portfolio managers employed by the DoubleLine is for the DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the DoubleLine’s portfolio managers for their contribution to the success of the clients and the DoubleLine. The DoubleLine Portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in the DoubleLine.
Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of an portfolio managers’ compensation.
Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.
Equity Incentives. Some portfolio managers participate in equity incentives based on overall firm performance of the DoubleLine, through direct ownership interests in the DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the DoubleLine. Participation is generally determined in the discretion of the DoubleLine, taking into account factors relevant to the portfolio manager’s contribution to the success of the DoubleLine.
Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The DoubleLine may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the DoubleLine’s leadership criteria.
Federated Investment Management Company
Mark Durbiano and Mr. Stuckwish are each paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund’s benchmark (i.e., Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index) and versus a designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted below, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Durbiano is responsible when his compensation is calculated may be equal or can vary.
In addition, Mr. Durbiano has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
Mr. Stuckwish also provides research and analytical services for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Stuckwish is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by Mr. Durbiano currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. For Mr. Durbiano, at the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to certain other accounts or activities and is greater than or equal to the weighting assigned to certain other accounts or activities used to determine IPP (but can be adjusted periodically).
For purposes of calculating the annual incentive amount, each account managed by Mr. Stuckwish currently is categorized into one IPP group (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. For Mr. Stuckwish, at the account level, the weighting assigned to the Fund is equal to the weighting assigned to certain other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Pursuant to the terms of a business agreement, Mr. Durbiano’s annual incentives may include certain guaranteed amounts.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. Stuckwish was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.
Insight North America LLC (“Insight”)
The strategic goal of Insight is to provide a high-quality investment service to our clients over the long term. The route to achieving this strategy is through the performance and commitment of our people. Our reward philosophy has a key role to play in the motivation and retention of our people and is therefore an important contributing factor in the achievement of our business strategy. Our approach to compensation and how this incentivizes behaviors within Insight is captured within five key parameters:
•Shared ownership for all employees: Our people are highly engaged with our business and our culture of collective ownership reinforces collaboration across teams and strengthens the alignment with our clients. All of our people are awarded an annual grant of our long-term incentive plan (LTIP). LTIP awards typically vest after three years and their value is based on an independent external assessment of Insight’s market value. Share-based LTIP is awarded as non-voting, non-dividend paying equity in Insight. The LTIP is a powerful tool for staff retention and ensures employees share directly in the success of the business. For our senior management, investment desk heads and material risk-takers, we operate a deferral policy where at least 40% of variable pay is deferred through LTIP. In the UK, our employees also have an opportunity to acquire Insight shares from their pre-taxed salary.
•Designed to support a culture of high performance: Our approach to compensation is designed to support the culture of the business and to ensure that top performance is recognized with top quartile industry pay. This has successfully enabled us to attract and retain, what we believe to be, the best available talent in the industry. The structure of our compensation plans actively promote team working and collaboration across teams. The main components of compensation are base salary and variable pay. Variable pay is made up of two elements; discretionary annual cash amount and a deferral into our LTIP, awarded under a consistent set of principles, globally. We also offer competitive benefits and well-being programs, where the health and welfare of our people is paramount.
•Simple and transparent: We recognize the importance of applying a clear and consistent compensation process as aligned with our philosophy of payment for performance. For our senior staff, total compensation is heavily weighted towards variable pay and the overall value of variable pay is directly linked to the profitability and performance of the business. Therefore, if Insight performs and our people deliver strong performance their total compensation will be competitive.
•Aligned with performance management: Insight believes firmly in setting performance-related objectives that are structured to promote sound and effective risk management within the company’s risk management appetite. Performance is assessed and evaluated in light of an individual's contribution to the overall client mandate, team and business performance, and culture. We aim to reward most highly those individuals who help the team to perform strongly. A team culture is an essential part of the way we conduct our business and our compensation policy is designed to encourage this.
•Regulatory compliant with robust governance: The general principles of our compensation arrangements are agreed with our parent company, BNY Mellon, and are reviewed at least twice a year by the Insight Remuneration Committee. We ensure our compensation processes and policy are compliant with all relevant regulation, including the requirements of the FCA Remuneration Code and corresponding local Directives.
Both analysts and portfolio managers will receive short-term incentives (STIP) and LTIP compensation. The level of variable compensation is determined across the organization taking into account performance of the company, department and individual. The individual’s performance is assessed against objectives set at the beginning of the year and will be different across business areas, seniority and specialization. Therefore, although we do not offer different compensation packages between analysts and portfolio managers, the objectives that they are assessed against will be different and individual performance will be a variable that could impact on the level and mix of STIP and LTIP that they receive.
For US employees, there are no employment contracts in place and employment is at will; however, it is important to note that for all employees, retention and compensation strategies are structured with the aim of aligning individual interests with the success and profitability of the firm. Our LTIP provides all employees with a share in the business and has proved a successful retention tool, alongside broader talent management and succession planning frameworks.
Invesco Advisers, Inc. (“Invesco”)
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1
Subadviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against fund peer group
1 Rolling time periods based on calendar year-end.
2 Portfolio managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the portfolio manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

J.P. Morgan Investment Management Inc. (“JPMorgan”)
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives.  This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The Firm’s disciplined pay-for-performance framework focuses on Total Compensation– base salary and incentive pay - so that pay is commensurate with the overall performance of the Firm, respective businesses and individual performance. This includes a balanced discretionary approach to assess the employee’s performance throughout the year against four broad dimensions - business results, client/customer/stakeholder, teamwork and leadership, and risk, controls and conduct. These performance dimensions appropriately consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To promote a proper pay-for-performance alignment, the Firm does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this balanced assessment of performance, for select employees in the Portfolio Management population, regard is given to the performance of relevant funds/strategies. Each Portfolio Manager’s performance is evaluated annually based on a number of factors, including, but not limited to:
•The primary consideration which is blended investment performance relative to the competitive indices or peers over one, three, five and ten year periods, with investment performance generally weighted more to the long term;
•individual contribution relative to the client’s risk and return objectives; and
•adherence with the Firm’s compliance, risk, regulatory and client fiduciary responsibilities, including adherence to the Sustainability Risk Integration Policy– J.P. Morgan Asset Management, as applicable, which contains relevant Environmental, Social and Corporate Governance (“ESG”) factors that are intended to guide investment decision-making.
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
Each portfolio manager receives a fixed salary and a percentage of the profits of Jacobs Levy, which is based upon the portfolio manager’s ownership interest in the firm. Jacobs Levy’s profits are derived from the fees the firm receives from managing client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “basic fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. In some cases, the basic fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the basic fee and a percentage of the profits in excess of a benchmark.
Lazard Asset Management LLC (“Lazard”)
Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the Fund’s strategies. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;

(iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Lazard Portfolios, in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm, and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60% of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.
General
The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. The annual incentive bonus and long term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and firm profitability, role, and industry experience. Both the annual and long term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.
For the senior-most investment roles, a Long Term Incentive Plan provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third Long Term Incentive Plans are constructed to create mid- term alignment for key positions, including a two year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.

In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).
Nationwide Asset Management, LLC (“NWAM”)
NWAM’s compensation program consists of base salary, annual incentives and long-term incentives; hereby known as “Compensation Structure.” Annually, the “Compensation Structure” is reviewed for competitiveness by using the McLagan Compensation surveys.
The “Compensation Structure” is designed to motivate and reward individual and team actions and behaviors that drive a high-performance organization and deliver risk-adjusted investment returns that are aligned with the strategy of Nationwide and our business partners.
•Align interests of NWAM and business partners and foster collaboration
•Base a substantial portion of NWAM compensation directly on NWAM
•Recognize qualitative and well as quantitative performance
•Encourage a higher level of intelligent investment risk taking and entrepreneurial attitudes and behaviors
•Provide a high degree of “line of sight” for NWAM participants and other business partners
•Attract and retain individuals with skills critical to the NWAM strategy
•Target median total compensation for the industry
•Utilize variable compensation (annual and long term) to close compensation market gaps.
Newton Investment Management North America LLC (“NIMNA”)
The NIMNA rewards program is designed to be market-competitive and align our compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes our investment personnel to focus on long-term alpha generation.
Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s investment performance, as well as individual performance.
Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.
The following factors encompass our investment professional rewards program:
•Base salary
•Annual cash incentive
•Long-Term Incentive Plan
•Deferred cash for investment in our own products
•Deferred notional shares in Newton
Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.
NS Partners Ltd (“NS Partners”)
NS Partners’ compensation structure is specifically designed to attract, motivate, and retain talented professionals. All senior professionals participate directly in the success of the firm through equity ownership, which is tied to each partner’s individual contribution. The profits of the business are distributed on a quarterly basis to partners in proportion to their stake. Responsibility and contribution are reviewed annually by the partners and equity share adjusted accordingly.

The firm offers a competitive benefits package and a flexible, team-oriented work environment. This creates a collegiate atmosphere that employees appreciate and reward with their loyalty. All partners and employees are covered by a group wide life assurance and health plan.
Each non-partner receives a competitive basic salary package and bonus dependent on their performance. Once a solid contribution is underway non partners can move to a ‘principal scheme’ whereby in addition to basic salary and cash bonus they can accrue profit share based on their performance. This will accrue over a few years before it can be drawn down.
The key investment professionals are business owners in the firm and not directly rewarded for performance or revenues. The majority of their compensation is via equity ownership and the success of the business. Each partner of the firm is paid a basic draw and profits are distributed quarterly according to a partners’ proportional ownership. This aligns partners’ interests with clients as they benefit directly from the continued success of the business. On an annual basis, the partners collectively discuss long term performance contributions. This presents an annual opportunity to re-evaluate equity ownership and to re-align that ownership in accordance with contribution to the Firm in a gradualist manner.
Thompson, Siegel & Walmsley LLC (“TSW”)
TSW believes the firm’s compensation structure is competitive within the industry, both nationally and regionally. The Portfolio Managers for the NVIT Multi-Manager Mid Cap Value Fund are Brett P. Hawkins, CFA and R. Michael Creager, CFA. Mr. Hawkins and Mr. Creager are considered key employees and are subject to the following compensation description:
TSW’s compensation strategy is to provide competitive base salaries commensurate with an individual’s responsibility and provide incentive bonus awards that may significantly exceed base salary. Annually, the TSW Compensation Committee is responsible for determining the discretionary bonuses, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation include: overall firm success, investment team performance and individual contribution. A portion of the bonus (up to 50%) may be deferred into Pendal stock. All qualified employees participate in the TSW Employees’ Retirement Plan.
Victory Capital Management Inc. (“Victory Capital”)
Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.
Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Portfolio, separate accounts, other investment companies, pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark. Each of the investment franchises employed by Victory Capital (including Sycamore Capital) may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
WCM Investment Management, LLC (“WCM”)
Compensation for WCM portfolio management personnel is determined by research team leaders in conjunction with WCM’s Leadership Team, and consists of 1) a salary with 2) a possible bonus, 3) a possible revenue-share, and 4) a possible equity component.
1.
Base Salary. Salary levels are based on the individual’s degree of industry tenure, experience, and responsibilities at the firm.
2.
Discretionary bonus. The bonus component is discretionary, and is based on qualitative employee performance measures, such as our “return on time” evaluation, contribution to the portfolio team, management of their portfolios, and other responsibilities (e.g., personnel management) at the firm. Furthermore, the overall performance of WCM (e.g., total assets under management, company profitability) will also impact this compensation component.
3.
Revenue share. Portfolio managers may share in the revenue generated by the investment strategy for which they are responsible.
4.
Equity ownership. Finally, portfolio managers may also receive compensation in the form of offers of equity ownership and the consequent distributions therefrom.
Portfolio managers are also eligible to participate in the company’s “401(k)” Employee Savings Plan, which includes an annual company contribution based on the profitability of the firm.
Upon termination or retirement, an equity shareholder's stake in the firm is repurchased by WCM at book value, unless otherwise negotiated.
Wellington Management Company LLP (“Wellington Management”)
Wellington Management receives a fee based on the assets under management of the NVIT Multi-Manager Small Cap Growth Fund and the NVIT Real Estate Fund (the “Funds”) as set forth in the Subadvisory Agreement between Wellington Management, Nationwide Variable Insurance Trust and Nationwide Fund Advisors on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Funds. The following information is as of December 31, 2020.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five-year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, McLane and Stoesser are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
NVIT Multi-Manager Small Cap Growth Fund	Russell 2000 Growth Index
NVIT Real Estate Fund	Dow Jones US Select Real Estate Securities Index
OTHER MANAGED ACCOUNTS
The following chart summarizes information regarding accounts, including the Fund(s), for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.
Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2022)
Allspring Global Investments, LLC
Christopher J. Warner, CFA

Michael T. Smith, CFA

American Century Investment Management, Inc.
Phillip N. Davidson, CFA

Michael Liss, CFA

Kevin Toney, CFA

Brian Woglom, CFA

Nathan Rawlins, CFA

Amundi Asset Management US, Inc.
Kenneth J. Monaghan	Mutual Funds: 8 accounts, $1.43 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 30 accounts, $4.61 billion total assets (7 accounts, $1.27 billion total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $438.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2022)
Jonathan M. Duensing, CFA	Mutual Funds: 3 accounts, $394.5 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 14 accounts, $2.02 billion total assets (7 accounts, $723.6 million total assets for which the advisory fee is based on performance)
Other Accounts: 10 accounts, $3.95 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
AQR Capital Management, LLC
Michele L. Aghassi, Ph.D.

Andrea Frazzini, Ph.D., M.S.

Lars N. Nielsen, M.Sc.

Clifford S. Asness, Ph.D, M.B.A.

John Huss

Atlanta Capital Management Company, L.L.C.[1]
Joe B. Hudepohl, CFA	Mutual Funds: 2 accounts, $5,795.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $45.0 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 85 accounts, $3,051.8 million total assets (1 account, $126.6 million total assets for which the advisory fee is based on performance)
Robert R. Walton, CFA	Mutual Funds: 2 accounts, $5,795.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $45.0 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 85 accounts, $3,051.8 million total assets (1 account, $126.6 million total assets for which the advisory fee is based on performance)
Lance V. Garrison, CFA	Mutual Funds: 2 accounts, $5,795.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $45.0 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 85 accounts, $3,051.8 million total assets (1 account, $126.6 million total assets for which the advisory fee is based on performance)
Jeff A. Miller, CFA	Mutual Funds: 2 accounts, $5,795.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $45.0 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 85 accounts, $3,051.8 million total assets (1 account, $126.6 million total assets for which the advisory fee is based on performance)
BlackRock Investment Management, LLC

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2022)
Jennifer Hsui, CFA

Amy Whitelaw

Suzanne Henige, CFA

Paul Whitehead

James Mauro

Karen Uyehara

Tony DeSpirito

David Zhao

Columbia Management Investment Advisers, LLC
Fred Copper, CFA

Daisuke Nomoto, CMA (SAAJ)

DoubleLine Capital LP
Jeffrey E. Gundlach	Mutual Funds: 30 accounts, $66.8 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $6.8 billion total assets (2 accounts, $1.1 billion total assets for which the advisory fee is based on performance)
Other Accounts: 75 accounts, $14.4 billion total assets (3 accounts, $1.1 billion total assets for which the advisory fee is based on performance)
Jeffrey J. Sherman, CFA	Mutual Funds: 20 accounts, $28.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 9 accounts, $2.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 21 accounts, $4.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Federated Investment Management Company
Mark E. Durbiano, CFA

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2022)
Randal Stuckwish, CFA

Insight North America LLC
Gautam Khanna, CFA, CPA	Mutual Funds: 6 accounts, $3.72 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 19 accounts, $2.03 billion total assets (0 account, $0 total assets for which the advisory fee is based on performance)
James DiChiaro	Mutual Funds: 5 accounts, $3.61 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 19 accounts, $2.03 billion total assets (0 account, $0 total assets for which the advisory fee is based on performance)
Invesco Advisers, Inc.
Ronald J. Zibelli, Jr., CFA

Ash Shah, CFA, CPA

J.P. Morgan Investment Management Inc.
Yazann Romahi, CFA

Kartik Aiyar

Joe Staines, CFA

Seven (Yegang) Wu

Scott B. Davis

David Small

Shilpee Raina, CFA

Manish Goyal

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2022)
Giri Devulapally

Joseph Wilson

Larry H. Lee

Holly Fleiss

Eric Ghernati

Jacobs Levy Equity Management, Inc.[1]
Bruce I. Jacobs, Ph.D.	Mutual Funds: 14 accounts, $3.02 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 14 accounts, $2.42 billion total assets (1 account, $188.50 million total assets for which the advisory fee is based on performance)
Other Accounts: 92 accounts, $7.48 billion total assets (8 accounts, $3.83 billion total assets for which the advisory fee is based on performance)
Kenneth N. Levy, CFA	Mutual Funds: 14 accounts, $3.02 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 14 accounts, $2.42 billion total assets (1 account, $188.50 million total assets for which the advisory fee is based on performance)
Other Accounts: 92 accounts, $7.48 billion total assets (8 accounts, $3.83 billion total assets for which the advisory fee is based on performance)
Lazard Asset Management LLC
Paul Moghtader

Taras Ivanenko, Ph.D.

Susanne Willumsen

Loomis, Sayles & Company, L.P.
Ashish Chugh

Christopher T. Harms[1]	Mutual Funds: 19 accounts, $4.2 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 11 accounts, $8.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts 228 accounts, $20.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2022)
Clifton V. Rowe, CFA[1]	Mutual Funds: 8 accounts, $4.2 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 11 accounts, $8.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 193 accounts, $20.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Daniel Conklin, CFA[1]	Mutual Funds: 8 accounts, $4.2 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 11 accounts, $8.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 190 accounts, $20.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Nationwide Asset Management, LLC
Gary S. Davis, CFA

Gary R. Hunt, CFA

Chad W. Finefrock, CFA

Corsan Maley

Newton Investment Management North America, LLC
James H. Stavena

Dimitri Curtil

Torrey K. Zaches, CFA

Brian C. Ferguson

John C. Bailer, CFA

David S. Intoppa

NS Partners Ltd

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2022)
Ian Beattie	Mutual Funds: 2 accounts, $529.1 million total assets (1 account, $114.9 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 10 accounts, $1.26 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 2 accounts, $331.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Tim Bray	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 3 accounts, $1.67 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 account, $9.39 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Julian Linton	Mutual Funds: 1 account, $219.38 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 3 accounts, $36.62 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Thompson, Siegel & Walmsley LLC
R. Michael Creager, CFA

Brett P. Hawkins, CFA

Victory Capital Management Inc.
Gary H. Miller

Gregory M. Conners

Jeffrey M. Graff, CFA

Michael F. Rodarte, CFA

James M. Albers, CFA

WCM Investment Management, LLC
Jonathon Detter, CFA

Anthony B. Glickhouse, CFA

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2022)
Patrick McGee, CFA

Wellington Management Company LLP
Mammen Chally, CFA

Douglas McLane, CFA

David Siegle, CFA

Bradford D. Stoesser

1
Information is as of September 30, 2022.
POTENTIAL CONFLICTS OF INTEREST
Allspring Global Investments, LLC (“Allspring”)
Allspring’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, Allspring has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.
American Century Investment Management, Inc. (“American Century”)
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income multi-asset strategies, exchange traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall around each of its equity investment disciplines (global growth equity, global value equity, disciplined equity, equity exchange traded funds, and Avantis Investors funds), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio.
The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
Amundi Asset Management US, Inc. (“Amundi US”)
Amundi US has established an Investment and Trade Allocation Policy to ensure that there is fair and equitable allocation and aggregation of trades among the funds and clients for which Amundi US acts as an Investment Manager.
Trades for accounts will be aggregated only if the following conditions are met:
•Account trades are treated equally with other account trades;
•Each participant in the trade will receive average execution and average commissions;
•Securities purchased or sold are allocated pro rata; and or other equitable method; and

•The practice of aggregating client trades is fully disclosed in the Form ADV of Amundi US and each client's investment advisory contract.
Once a portfolio manager has decided to buy or sell an equity security for an account, he or she places the order with Amundi US’ trading desk using Amundi US’ trade order management system. Orders are time-stamped and then routed to the trading desk for execution. Once a portfolio manager places an order into the system, he or she cannot modify the order. Corrections to orders placed with Amundi US’ trading desk must be cancelled and re-submitted.
Contemporaneous orders for the same security can be aggregated into a single trade. This function is performed automatically by the MCE/ALTO trade order management system if the orders are from the same portfolio manager and manually by the trading desk where the orders are from different portfolio managers.
Subsequent orders for a security are aggregated with existing orders for the same security, if the terms of the subsequent order are the same and the existing orders have not been executed. If the existing orders were executed before the subsequent orders are placed, subsequent orders for a security are not aggregated with existing orders. If an order for a security is partially filled when the trading desk receives a subsequent order for the same security with the same terms, the existing execution will be booked and the residual will be aggregated with the subsequent order. Price does not affect trade aggregation at Amundi US.
AQR Capital Management, LLC (“AQR”)
Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.
A number of potential conflicts of interest may arise as a result of AQR’s or portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of AQR, capacity constrained, the availability of the strategy or investment type for the Fund and other accounts may be reduced in AQR’s discretion. The Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. AQR is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Fund and other accounts.
Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. AQR may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Fund. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.
Whenever decisions are made to buy or sell investments by the Fund and one or more other accounts simultaneously, AQR or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Fund from time to time. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.
To the extent that the Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, AQR may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of AQR, accounts in which AQR has an interest, or accounts which pay AQR higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When AQR, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, AQR, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.
In addition, when the Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if AQR believes it would be in the Fund’s best economic interests to do so. The Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if AQR believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that AQR considers to be at risk of default and restructuring or work-outs with debt holders, which may include the Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, AQR may avoid allocating an investment opportunity to the Fund that it would otherwise recommend, subject to AQR’s then-current allocation policy and any applicable exemptions. In certain circumstances, AQR may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to AQR, or an affiliate of AQR. In other circumstances, AQR will not participate in an investment opportunity to avoid receiving material non-public information that would restrict AQR from transacting in a security or instrument. These restrictions may adversely impact the Fund’s performance.
AQR and the Fund’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.
AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all accounts, including the Fund, are treated fairly and equitably over time.
Atlanta Capital Management Company, L.L.C. (“Atlanta Capital”)
It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of each Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Funds. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s and sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
BlackRock Investment Management, LLC (“BlackRock”)
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Mauro and Ms. Uyehara may be managing hedge fund and/or long only accounts or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Mr. Mauro and Ms. Uyehara may therefore be entitled to receive a portion of any incentive fees earned on such accounts.  It should also be noted that Ms. Uyehara and Mr. Mauro may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Uyehara and Mr. Mauro may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Columbia Management Investment Advisers, LLC (“CMIA”)
Like other investment professionals with multiple clients, the Fund’s portfolio managers may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. CMIA has adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.
Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to CMIA’s Code of Ethics and certain limited exceptions, CMIA’s investment professionals do not have the opportunity to invest in client accounts, other than the funds advised by CMIA.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.
A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Fund and the other accounts the portfolio manager manages.
A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for the Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, CMIA’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. CMIA and its investment advisory affiliates (“Participating Affiliates”) may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically CMIA does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by CMIA. Similarly, a Participating Affiliate typically does not coordinate trading activities with CMIA with respect to accounts of CMIA unless CMIA is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that CMIA and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for CMIA’s accounts (including the Fund) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Fund may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.
“Cross trades,” in which a portfolio manager sells a particular security held by the Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. CMIA has adopted compliance procedures that provide that any transactions between the Fund and another account managed by CMIA are to be made at a current market price, consistent with applicable laws and regulations.
Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts managed by its portfolio managers. Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Fund.
The Fund’s portfolio managers also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which CMIA’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of CMIA and its affiliates.
DoubleLine Capital LP (“DoubleLine”)
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.
Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.
Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. DoubleLine and its affiliates may expand the range of services that it provides over time. Except as provided herein, DoubleLine and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with a Fund for investment opportunities.
Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.
Federated Investment Management Company (“Federated”)
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
Insight North America LLC (“Insight”)
Insight ensures it manages conflicts of interest fairly and in accordance with the Securities and Exchange Commission and does not place its own interests unfairly above those of its customers. Where potential conflicts arise, Insight will not enter into a transaction until it has ensured the fair treatment for all customers. In order to preserve its reputation and comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.
Invesco Advisers, Inc. (“Invesco”)
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
•The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
•If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain funds and/or accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund and/or in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.
•Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.
Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
J.P. Morgan Investment Management Inc. (“JPMorgan”)
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts, or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
Jacobs Levy and its investment personnel provide investment management services to multiple accounts, including the Fund’s account. The Portfolio Managers, Bruce Jacobs and Ken Levy, jointly manage all Jacobs Levy-managed accounts with the support of the firm’s other investment professionals. Providing investment management services to multiple accounts simultaneously may give rise to certain potential conflicts of interest because accounts may have investment objectives and/or strategies that are similar to or different from those of the Fund. Jacobs Levy may make investment decisions for certain accounts that are not necessarily consistent with the decisions made for other accounts. As such, performance among accounts (including the Fund’s account) may differ. Conflicts may also arise in the allocation of transactions among client accounts with different fee arrangements and accounts in which the firm or the Portfolio Managers may have an ownership or financial interest.
Jacobs Levy is entitled to be paid performance-based compensation by certain accounts it manages. Jacobs Levy’s revenue may be increased by its receipt of performance-based fees. In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Jacobs Levy and the Portfolio Managers, whose compensation is derived primarily through their equity share in Jacobs Levy, may have an incentive to favor client accounts that pay the firm performance-based compensation or higher fees.

Jacobs Levy manages a number of proprietary accounts alongside client accounts. These proprietary accounts may invest in the same securities that Jacobs Levy recommends to or buys or sells for client accounts (including the Fund’s account). Jacobs Levy typically aggregates trades for proprietary and client accounts. These proprietary accounts may have investment objectives and/or strategies which are similar to or different from those of the Fund. Jacobs Levy may make investment decisions for proprietary accounts that are not necessarily consistent with the decisions made regarding client investments (including investments for the Fund). As such, the performance of these proprietary accounts may differ from the performance of client accounts (including the Fund’s account).
Jacobs Levy has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts. Jacobs Levy reviews statistical allocation reports periodically to determine whether accounts are treated, in its view, fairly. The performance of similarly managed accounts is also compared periodically to determine whether there are any unexplained significant discrepancies. In addition, Jacobs Levy has adopted procedures, which, in its view, are reasonably designed to create a fair and equitable allocation of investment opportunities over time among accounts.
Jacobs Levy provides model portfolios to one or more of its clients for which Jacobs Levy does not have investment discretion. Jacobs Levy may execute trades for other clients whose accounts utilize the same investment strategy as the model(s). Since Jacobs Levy does not have discretion to execute trades for its model portfolio client(s), it is possible that trading based on the model portfolio will occur at the same or different times for Jacobs Levy’s discretionary clients and for its model portfolio client(s), and therefore that trading conducted for one client will impact the value at which the relevant securities trade for another client.
Lazard Asset Management LLC (“Lazard”)
Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund's investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts, including the following:
•Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is an open-end investment company and “diversified” as defined in the Investment Company Act, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.
•Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

•Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.
•Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.
•The table found in the section above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.
•Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Similar Accounts' investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.
•Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
•Under Lazard's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Nationwide Asset Management, LLC (“Nationwide Asset Management”)
Nationwide Asset Management is a separate, wholly owned subsidiary of Nationwide Mutual Insurance Company. Certain employees of the firm may also provide advisory services to affiliated portfolios outside of the Registered Investment Adviser, including Nationwide Life Insurance and Nationwide Mutual Insurance, side by side to its clients.
Nationwide Fund Distributors, LLC is an affiliated broker dealer that distributes funds for which Nationwide Asset Management performs sub-advisory services on behalf of Nationwide Funds Advisors to Nationwide Mutual Funds and the Nationwide Variable Insurance Trust.

Investment adviser representatives of Nationwide Asset Management may also be representatives of our affiliated broker-dealers Nationwide Investment Services Corporation and Nationwide Securities. Nationwide Asset Management does not place trades through affiliated broker-dealers.
Nationwide Asset Management has adopted a Code of Ethics and Gifts and Entertainment Policy for all supervised persons of the firm describing its high standard of business conduct, and fiduciary duty to its clients. The Code of Ethics includes provisions relating to the confidentiality of client information, a prohibition on insider trading, restrictions on the acceptance of significant gifts and the reporting of certain gifts and business entertainment items, and personal securities trading procedures, among other things. All supervised persons at Nationwide Asset Management must acknowledge the terms of the Code of Ethics annually, or as amended.
Nationwide Asset Management anticipates that, in appropriate circumstances, consistent with clients’ investment objectives, it will cause accounts over which it has management authority to effect, and will recommend to investment advisory clients or prospective clients, the purchase or sale of securities in which its access persons, its affiliates and/or clients, directly or indirectly, have a position of interest. Nationwide Asset Management’s personnel are required to follow its Code of Ethics. Subject to satisfying this policy and applicable laws, officers, directors and employees of Nationwide Asset Management and its affiliates may trade for their own accounts in securities which are recommended to and/or purchased for its clients. The Code of Ethics is designed to assure that the personal securities transactions, activities and interests of the employees of Nationwide Asset Management will not interfere with (i) making decisions in the best interest of advisory clients and (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts. Under the Code certain classes of securities have been designated as exempt transactions, based upon a determination that these would materially not interfere with the best interest of Nationwide Asset Management’s clients. In addition, the Code requires pre-clearance of certain transactions against a restricted list. Nonetheless, because the Code of Ethics in some circumstances would permit employees to invest in the same securities as clients, there is a possibility that employees might benefit from market activity by a client in a security held by an employee. Employee trading is continually monitored under the Code of Ethics to reasonably prevent conflicts of interest between Nationwide Asset Management and its clients.
Nationwide Asset Management may use the products or services provided by brokers to service all accounts managed by it and not just the accounts whose transactions were associated with the broker providing the product or service. However, Nationwide Asset Management expects that each client will benefit overall by this practice because each is receiving the benefit of research services that it might not otherwise receive. To the extent brokers supply research to the firm, it is relieved of expenses that it might otherwise bear.
There are situations where Nationwide Asset Management would deem it advisable to purchase or sell the same securities for two or more clients at the same time, or approximately the same time. In this case, Nationwide Asset Management may execute the orders to purchase or sell on an aggregated basis. When possible, client trades in the same security will be aggregated into a Single Executable Order when the firm determines that it is consistent with best execution and in the best interests of its clients.
Aggregated trades may be used to facilitate best execution by negotiating more favorable prices, obtaining more timely execution or reducing overall transaction costs.
When a decision is made to aggregate transactions on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. Affiliated accounts may be included in aggregated trade orders.
Nationwide Asset Management does not engage in cross trades between client portfolios.
The firm does not have soft dollar arrangements with broker-dealers however it does receive research materials.

Newton Investment Management North America, LLC (“NIMNA”)
Conflicts of Interest
It is the policy of NIMNA to make business decisions free from conflict. The Firm’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. The Firm’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNYM”), potential conflicts may also arise between the Firm and other BNYM companies.
The Firm will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, the Firm has adopted policies and procedures to address such conflicts. Our compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, the Firm has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.
All material conflicts of interest are presented in greater detail within Part 2A of our Form ADV.
NS Partners (“NS Partners”)
Conflicts of Interest
Our Clients expect that we will uphold our affirmative duties of care, loyalty, honesty, and good faith to act in their best interests. Compliance with these duties will first be achieved by attempting to avoid any conflict or potential conflict of interest, then by fully disclosing all material facts concerning any conflict that does arise with respect to any Client. All Clients must be treated fairly and the interests of one client must not be placed above the interest of another. At a minimum this means:
All staff are prohibited from:
1.
Failing to timely recommend a suitable security to, or purchase or sell a suitable security for, a Client in order to avoid an actual or apparent conflict with a personal transaction in a security.
2.
Using knowledge about pending or currently considered securities transactions for Clients to profit personally, directly or indirectly, as a result of such transactions, including by purchasing or selling such securities. Conflicts raised by personal securities transactions are also addressed below.
3.
Negotiating or making decisions regarding NSP’s business with any companies in which the Relevant Person has an investment or other personal interest without first seeking approval from the Compliance and Legal Team.
4.
Acquiring, directly or indirectly, any Beneficial Interest in any Initial Public Offering or Limited Offering with respect to any security without first obtaining approval of the Chief Compliance Officer (CCO). Persons wishing to obtain such permission must first provide full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the person’s activities on behalf of our Clients). Permission will not be granted without first concluding, after consultation with other Investment Personnel of the Firm (who have no personal interest in the issuer involved in the IPO), that there is no foreseeable interest in purchasing such security on behalf of our Clients. Records of such approvals and the reasons supporting those decisions must be kept as required.
All staff will:
Once they are aware of any personal interest that is or might be in conflict with the interest of a Client, disclose the situation or transaction and the nature of the conflict to the Compliance and Legal Team for appropriate consideration and obtain written approval from the Compliance and Legal Team before taking action. Conflicts of Interest are subject to the Quarterly Disclosure in Sungard PTA.
Without limiting the foregoing, Investment Personnel who are planning to invest in or make a recommendation to invest in a security for a Client, and who have a material interest in the security or a related security, must first disclose such interest to the CCO. The CCO shall conduct an independent review of the recommendation to purchase the security for Clients and shall forward written evidence of such review to the Compliance and Legal Team. Investment Personnel who disclose such an interest to the CCO are exempt from a violation under the Code of Ethics.
Outside Business Activity
All staff are required to promptly notify the CCO, and to record within the SunGard PTA system, all outside business activity resulting in or potentially resulting in additional compensation arrangements, including monetary or other benefits that are or have the potential to be a conflict of interest. Any staff, who have a Canadian Securities Registration must additionally record any volunteer / not for profit activity within the SunGard PTA system once approval has been given by the CCO. This includes any volunteer activity where you are in a position of power or influence, regardless of whether you are compensated for the activity.
No member of staff shall accept a position as an officer or employee or receive any compensation as a result of any business activity (other than a passive investment), outside the scope of his relationship with NSP, unless such person has received prior written approval from the CCO. Supervised Persons may seek approval of and disclose outside business activities within the SunGard PTA system.
Staff are prohibited from being independently registered as an investment adviser or being associated with an unaffiliated investment adviser as a director, officer, employee or Registered Representative without prior written approval from the CCO.
Service as a Director. Investment Personnel are prohibited from serving on the boards of directors of for-profit corporations, business trusts or similar business entities (other than NSP’s affiliates), whether or not their securities are publicly traded, without prior authorization by the CCO. Any such authorization will be based upon a determination that the board service would be consistent with the interests of NSP’s Clients and that adequate procedures exist to ensure isolation from those making investment decisions.
Staff must report to the Compliance and Legal Team any service on the boards of directors of for-profit corporations, business trusts or similar entities (other than NSP affiliates), whether or not their securities are publicly traded.
Non–Profit Activities. The Firm encourages its employees to become involved in community programs, civic affairs, and other non-profit activities. However, employees should not permit such activities to affect the performance of their job responsibilities. If there is any possibility that the non–profit organization will issue or sell securities or affect the assets of any Client, the member of staff must receive written approval of the CCO before accepting the position.
Participation in Investment Clubs. Access Persons (including with respect to assets that are beneficially owned by the Access Person) may participate in private investment clubs or other similar groups only upon advance written approval from the CCO.
Avoid Taking Inappropriate Advantage of Your Position. The receipt of investment opportunities, gifts or gratuities from persons seeking business with NSP directly, or on behalf of a Client, could call into question the independence of your business judgment. In addition, any activity that creates even the suspicion of misuse of material, non-public information by NSP or its employees, which gives rise or appears to give rise to any breach of fiduciary duty owed to Clients, or which creates any actual, potential or perceived conflict of interest between Clients and NSP or any of its employees must be avoided and is prohibited.
Thompson, Siegel & Walmsley LLC (“TSW”)
Policy
All TSW associates have a duty to act for the benefit of the Firm’s clients and to act on the clients’ behalf before taking action in the interest of TSW or any of its associates.

Background
As a SEC registered adviser, TSW and its associates are subject to various requirements under the Advisers Act and rules adopted thereunder. These requirements include various anti-fraud provisions which make it unlawful for advisers to engage in any activities which may be fraudulent, deceptive or manipulative.
TSW has a fiduciary responsibility to its advisory clients and as such has a duty of loyalty to act in utmost good faith, place its clients’ interests first and foremost and to make full and fair disclosure of all material facts and, information as to potential and/or actual conflicts of interests.
Responsibility
TSW’s CCO has the responsibility for implementing and monitoring TSW's Conflicts of Interest Policy for content and accuracy.
Procedure
TSW has identified several potential conflicts of interest and adopted various procedures and internal controls to review, monitor and ensure the Firm’s Conflict of Interest Policy is observed, implemented properly and amended or updated, as appropriate. TSW has identified the following potential conflicts and the specific Policy, ADV disclosure, or reference in the Associates Manual which addresses the conflict:
•Trade allocation/rotation favoring proprietary accounts and/or TSW clients with higher fee schedules. TSW’s proprietary accounts and client accounts with higher fee schedules will participate in bunch trades when appropriate, on an equal basis, with TSW clients. This is disclosed in TSW’s disclosure document. TSW’s policies are designed to ensure equitable treatment of all clients’ orders and details may be found in:
•Side-by-Side Management Policy
•Trading Policy–Trade Rotation & Allocations
•Form ADV, Part 2A - Item 6– Performance Based Fees and Side-by-Side Management and Item 12– Brokerage Practices– Bunched Trades/Block Trades and Partial Fill Process
•IPO allocation favoring proprietary accounts or TSW clients with higher fee schedules or performance-based fees. TSW’s allocation policies are designed to ensure equitable treatment of all clients’ orders participating in IPOs. TSW’s four factor screening process generally requires at least three years of financial history prior to being considered for purchase which makes it less likely that a security would be introduced into a client’s account under an IPO.
•Side-by-Side Management Policy
•Trading Policy and Procedure-Initial Public Offerings (IPOs)
•Form ADV, Part 2A - Item 6– Performance Based Fees and Side-by-Side Management and Item 12– Brokerage Practices– Bunched Trades / Block Trades and Partial Fill Process
•Trading with an affiliate could be a conflict of interest. TSW has developed an Affiliates Policy that addresses this issue and precludes TSW from trading with its affiliates. The Director of Trading and the Trade Management Oversight Committee has responsibility for overseeing all Firm trading activity to ensure TSW does not trade with its affiliates.
•Affiliates Policy
•Form ADV, Part 2A– Item 10– Other Financial Industry Activities and Affiliations - Broker-Dealer
•TSW may have a conflict from specific proxy voting issues. TSW’s Proxy Voting Policy addresses potential conflicts of interest by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer, where a conflict might exist. If TSW determines that a material conflict exists, TSW will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.
•Proxy Voting Policy
•Form ADV, Part 2A– Item 17 - Voting Client Securities
•Soft Dollar transactions benefit TSW’s research effort by allocating a portion of client’s trade commissions to brokers with whom TSW has commission sharing arrangement (“CSA”) brokers. TSW’s Soft Dollar Policy is designed to ensure that all research and brokerage services are qualified under the eligibility guidelines of Section 28(e) of the Securities Exchange Act of 1934. All new research or brokerage services and any amendments to existing services are documented in writing. TSW’s Trade Management Oversight Committee has the responsibility to review overall trading, including transaction costs and the allocation to CSAs, to ensure TSW doesn’t misallocate more trades to CSAs for unnecessary or inappropriate services.
•Soft Dollar Policy
•Form ADV, Part 2A– Item 12– Brokerage Practices– Soft Dollars
•The ability of alternative strategies to short securities held in other TSW long-only accounts could result in conflicting strategies that could find TSW’s clients at odds with one another. TSW’s Trading Policy addresses this conflict by allowing certain strategies to short securities held in long only strategies with a minimum market capitalization of $10 billion. Rules are written and tested in the trading system, Charles River (“CRD”) to monitor this requirement.
•Side-by-Side Management Policy
•Trading Policy
•Form ADV, Part 2A– Item 6– Performance-Based Fees and Side-by-Side Management and Item 12– Brokerage Practices
•Favoring investment strategies/accounts in which TSW has additional financial interest other than standard fees (pooled vehicles and performance-based fee accounts). TSW’s Trading Policies, including allocation procedures, are designed to ensure all strategies and accounts are treated fairly. Various restrictions are placed in CRD and tests are performed to ensure accounts in which TSW has a potentially more favorable financial interest do not take advantage of that position.
•Side-by-Side Management Policy
•Trading Policy– Other Trading Considerations
•Form ADV, Part 2A– Item 6– Performance-Based Fees and Side-by-Side Management
•Form ADV, Part 2A– Item 10– Other Financial Industry Activities and Affiliations
•TSW associates’ personal trading and the potential use of inside information can create conflicts but are subject to the TSW Code of Ethics and Personal Securities Transactions & Records Policy. TSW associates are required to pre-clear personal transactions as required by the Code of Ethics and transactions are monitored to ensure no associate takes advantage of any TSW client trades.
•Personal Securities Transactions & Records Policy
•Code of Ethics
•Form ADV, Part 2A–Item 11– Code of Ethics
•Portfolio Manager Compensation could present a portfolio manager an opportunity to advantage one client or a strategy over another if his/her compensation was so incentivized. TSW’s compensation strategy is not incentivized in that way. TSW’s compensation strategy addresses this potential conflict by providing competitive base salaries commensurate with an individual’s responsibility and providing incentive bonus awards that may significantly exceed base salary. Annually, the TSW Compensation Committee is responsible for determining the discretionary bonus, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation include: overall firm success, investment team performance and individual contribution. A portion of the bonus (up to 50%) may be deferred into Pendal stock. All qualified employees participate in the TSW Employees’ Retirement Plan.
•Side-by-side management, where a portfolio manager is responsible for managing multiple strategies/accounts, could present instances where a portfolio manager may devote unequal time and attention to an account or strategy. TSW acknowledges that some of its portfolio managers have input to multiple strategies and client accounts. TSW feels it has addressed this specific potential conflict by adopting Side-By Side Management and Trading Policies.
•Side-by-Side Management Policy
•Trading Policy
•Form ADV, Part 2A– Item 6– Performance-Based Fees and Side-By-Side Management and Item 12– Brokerage Practices
•While acceptable to the SEC, paying for client referrals can result in a conflict of interest. The SEC’s Cash Solicitation Rule (Rule 206(4)-3) details the rules under which an investment adviser may compensate persons who solicit advisory clients. TSW has incorporated those rules and necessary disclosure into its Solicitor Arrangement Policy to prevent any conflict of interest.
•Solicitor Arrangements Policy
•Form ADV, Part 2A– Item 14– Client Referrals and Other Compensation
•Some of TSW’s related persons are managing members of pooled vehicles and as such, TSW is deemed to have custody of the assets of those vehicles, which presents an opportunity for a conflict of interest. In order to prevent any conflict, TSW has a third-party administrator provide monthly reports and annually requires the pooled vehicles to be audited by a Public Company Account Oversight Board (“PCAOB”) approved auditor, who distributes the audited financial statements to investors.
•Custody Policy

•Form ADV, Part 2A– Item 15 - Custody
•The exchange of gifts and entertainment from clients or other business associates could influence a TSW associate to improperly favor such clients or other business associates in violation of the associate’s fiduciary duties. TSW associates are subject to its Code of Ethics which requires all associates to identify any gifts given or received in their quarterly compliance reporting. TSW associates are limited to receipt of gifts given or received valued at $100 and entertainment given or received valued at $250, unless approved as an exception from the CCO or Board member that is not otherwise prohibited under applicable rules. Please note that entertainment can be either in-person or virtual.
•Code of Ethics
•Form ADV, Part 2A– Code of Ethics
While TSW has recognized the conflicts summarized above, it realizes that it cannot identify all possible conflicts that exist or may arise in its business. Regardless of the ability to identify all conflicts, it has been emphasized to all TSW associates through its policies and procedures and Code of Ethics to act in utmost good faith, place its clients’ interests first and foremost and to make full and fair disclosure of all material facts and information as to any potential and/or actual conflicts of interests. Form CRS contains additional, summary disclosures regarding the TSW’s conflicts of interest.
Victory Capital Management Inc. (“Victory Capital”)
Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Portfolio and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Portfolio along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Portfolio, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Portfolio and another account, also may raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.
WCM Investment Management, LLC (“WCM”)
The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The firm seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The firm seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While WCM has adopted a code of ethics which we believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
In addition, WCM has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Wellington Management Company LLP (“Wellington Management”)
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. The Portfolio Managers also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Appendix D
5% Shareholders
Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership
[TO BE PROVIDED]
D-1

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2023
NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BlueprintSM Aggressive Fund Class I Class II	NVIT Investor Destinations Aggressive Fund Class II Class P
NVIT BlueprintSM Moderately Aggressive Fund Class I Class II	NVIT Investor Destinations Moderately Aggressive Fund Class II Class P
NVIT BlueprintSM Capital Appreciation Fund Class I Class II	NVIT Investor Destinations Capital Appreciation Fund Class II Class P Class Z
NVIT BlueprintSM Moderate Fund Class I Class II	NVIT Investor Destinations Moderate Fund Class II Class P
NVIT BlueprintSM Balanced Fund Class I Class II	NVIT Investor Destinations Balanced Fund Class II Class P
NVIT BlueprintSM Moderately Conservative Fund Class I Class II	NVIT Investor Destinations Moderately Conservative Fund Class II Class P
NVIT BlueprintSM Conservative Fund Class I Class II	NVIT Investor Destinations Conservative Fund Class II Class P
Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 85 series as of the date above. This Statement of Additional Information (“SAI”) relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).
Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses are posted on the Funds' website, https://www.nationwide.com/mutual-funds-nvit-funds.jsp, or may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 800-848-6331.

This SAI is not a prospectus but is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:
•NVIT Blueprint Aggressive Fund; NVIT Blueprint Moderately Aggressive Fund; NVIT Blueprint Capital Appreciation Fund; NVIT Blueprint Moderate Fund; NVIT Blueprint Balanced Fund; NVIT Blueprint Moderately Conservative Fund; and NVIT Blueprint Conservative Fund (the “Blueprint Funds”) dated May 1, 2023; and
•NVIT Investor Destinations Aggressive Fund; NVIT Investor Destinations Moderately Aggressive Fund; NVIT Investor Destinations Capital Appreciation Fund; NVIT Investor Destinations Moderate Fund; NVIT Investor Destinations Balanced Fund; NVIT Investor Destinations Moderately Conservative Fund; and NVIT Investor Destinations Conservative Fund (the “Investor Destinations Funds”) dated May 1, 2023.
The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the fiscal year ended December 31, 2022 included in the Trust’s Annual Report and the Financial Statements of the Trust for the period ended June 30, 2022, included in the Trust’s unaudited Semiannual Report are incorporated herein by reference. Copies of the Annual Report and Semiannual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-6331.
THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213
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iii

General Information and History
Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of the state of Delaware on October 1, 2004, pursuant to a Second Amended and Restated Agreement and Declaration of Trust dated June 17, 2009 (the “Second Amended and Restated Declaration of Trust”). The Trust currently consists of 85 separate series, each with its own investment objective.
The Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Additional Information on Portfolio Instruments, Strategies and Investment Policies
The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses discuss each Fund's principal investment strategies, investment techniques and risks. Therefore, you should carefully review a Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectuses.
With respect to the Funds, this SAI uses the term “Fund” to include the underlying mutual funds or other investments (“Underlying Funds”) in which such Funds invest. Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund, including their respective Underlying Funds.
The Funds are “funds-of-funds,” which means that each Fund invests primarily in other mutual funds. The Prospectuses discuss the investment objectives and strategies for the Funds and explain the types of Underlying Funds in which each Fund may invest. Underlying Funds invest in stocks, bonds, other securities and investments and reflect varying amounts of potential investment risk and reward. Each Fund allocates its assets among the different Underlying Funds, and each Fund is permitted to invest in the Nationwide Contract (described in more detail below).
Fund-of-Funds Investing
Each Fund is a “fund-of-funds” that seeks to meet its respective objective by investing primarily in shares of affiliated investment companies. The Trust relies on Rule 12d1-4 under the 1940 Act which generally permits, subject to the conditions stated in the rule, the Funds to invest up to 100% of their respective assets in shares of other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by a Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.
Investment Strategies
The Funds strive to provide shareholders with a high level of diversification across major asset classes primarily through both professionally designed asset allocation models and professionally selected investments in the Underlying Funds. Nationwide Fund Advisors, the Funds' investment adviser (“NFA” or the “Adviser”) first determines each Fund’s asset class allocation. NFA bases this decision on each Fund’s anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. NFA has engaged Nationwide Asset Management, LLC (“NWAM”), a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore an affiliate of NFA, to provide asset allocation consulting services to NFA in connection with the development and periodic review of a Fund’s allocation among asset classes. NWAM also serves as the subadviser to certain Funds of the Trust and other funds that may be selected as Underlying Funds. NFA and NWAM therefore could be subject to a conflict of interest, because one or more Underlying Funds may be subadvised by NWAM, which earns fees for subadvising such Underlying Funds. NFA ultimately has sole responsibility for determining each Fund’s asset class allocation and the selection of the Underlying Funds. As the investment adviser to the Funds, NFA has a fiduciary duty to each Fund and must act in each Fund’s best interests.
1

In general, a Fund may not invest in all Underlying Funds identified in the Prospectus or this SAI, but instead may select a limited number of Underlying Funds considered most appropriate for each Fund’s investment objective. In selecting Underlying Funds, NFA considers a variety of factors in the context of current economic and market conditions, including an Underlying Fund’s investment strategy, risk profile and historical performance.
The potential rewards and risks associated with each Fund depend on both the asset class allocation and the chosen mix of Underlying Funds. NFA periodically reviews asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in seeking to meet the investment objective of each Fund. There can be no guarantee, however, that any of the Funds will meet its respective objective.
Many of the Underlying Funds in which the Funds may invest, such as index funds and index exchange-traded funds (“ETFs”), follow “passive” investment strategies. Unlike active managers, portfolio managers that follow passive investment strategies do not buy or sell securities based on economic, market or individual security analysis. Instead, the portfolio managers of these Underlying Funds seek to assemble portfolios of securities expected to approximately match the performance of specifically designated indices. The portfolio managers generally make changes to such Underlying Fund portfolio holdings only as needed to maintain alignment with the respective index. A potential benefit of passively managed index funds is low shareholder expenses, which may enhance returns.
The investment performance of each Fund is directly related to the investment performance of the Underlying Funds. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund’s assets among the Underlying Funds and the ability of an Underlying Fund to meet its own investment objective. It is possible that an Underlying Fund will fail to execute its investment strategies effectively. As a result, an Underlying Fund may not meet its investment objective, which would affect a Fund’s investment performance. There can be no assurance that the investment objective of any Fund or any Underlying Fund will be achieved. Further, any changes made in the Underlying Funds, such as changes in investment objectives or strategies, may affect the performance of the Funds that invest in the Underlying Funds.
This SAI relates to the Blueprint Funds (defined below) and the Investor Destinations Funds (defined below).
The Blueprint Funds include the following Funds:
NVIT BlueprintSM Aggressive Fund
NVIT BlueprintSM Moderately Aggressive Fund
NVIT BlueprintSM Capital Appreciation Fund
NVIT BlueprintSM Moderate Fund
NVIT BlueprintSM Balanced Fund
NVIT BlueprintSM Moderately Conservative Fund
NVIT BlueprintSM Conservative Fund
The Investor Destinations Funds include the following Funds:
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund
The following is a list of the underlying mutual funds that are part of the Nationwide group of funds (the “Nationwide Funds”) and exchange-traded funds that are affiliated with the Nationwide Funds in which the Funds may currently invest. The Funds may also invest in unaffiliated funds. This list may be updated from time to time. NFA has employed one or more subadvisers for each Underlying Fund listed below. Each of the Underlying Funds is described in its respective prospectus.
[To be provided]
Bank and Corporate Loans
Each of the Funds may invest in bank or corporate loans. Bank or corporate loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in a
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Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. A Fund may enter into Participations and Assignments on a forward commitment or “when issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when issued securities, see “When Issued Securities and Delayed-Delivery Transactions” below.
A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore a Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by a Fund’s subadviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase.
Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.
The Loans in which a Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
In certain circumstances, Loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as a Fund, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
Borrowing
Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1∕3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” each Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased
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with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s portfolio management in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s portfolio management from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Brady Bonds
Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's portfolio management may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the portfolio management’s expectations with respect to Brady Bonds will be realized.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to
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commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Each Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
The cash flows from the CDO trust are split generally into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but generally are safer investments than more junior tranches because, should there be any default, senior tranches typically are paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the subadviser under liquidity policies approved by the Board of Trustees. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically senior loans, the assets also may include: (i) unsecured loans, (ii) other debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in senior loans. When investing in CLOs, a Fund will not invest in equity tranches, which are the lowest tranche. However, a Fund may invest in lower debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, a Fund may invest in CLOs consisting primarily of individual senior loans of borrowers and not repackaged CLO obligations from other high risk pools. The underlying senior loans purchased by CLOs generally are performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of a Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims. Holders of CLOs bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.
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A Fund may have the right to receive payments only from the CLOs, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain CLOs enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in CLOs generally pay their share of the CLO’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying a CLO will rise or fall, these prices (and, therefore, the prices of CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLOs owned by a Fund.
Certain CLOs may be thinly traded or have a limited trading market. CLOs typically are offered and sold privately. As a result, investments in CLOs may be characterized by a Fund as illiquid securities. In addition to the general risks associated with debt securities discussed below, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Debt Obligations
Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long-term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.
Recent market data indicates that primary dealer inventories of corporate bonds appear to be at an all-time low, relative to the market size. A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed-income markets.
Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact a Fund’s operations and return potential.
Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term-to-maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.
Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of
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the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s portfolio management will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.
The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
Low or Negative Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank.
If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates including, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.
Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Fund’s portfolio securities, but the Fund also relies upon the independent advice of its portfolio management to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the portfolio management.
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Subsequent to the purchase of securities by a Fund, the issuer of the securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s portfolio management will consider such events in its determination of whether the Fund should continue to hold the securities.
In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
Derivative Instruments
A derivative is a financial instrument the value of which is derived from a security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500® Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging purposes. Certain Funds, as noted in their respective Prospectuses, also may use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Depending on the change in the value of the underlying asset, the potential for loss may be limitless. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). NFA, although registered as a commodity pool operator, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Funds and, therefore, is not subject to regulation as a commodity pool operator under the CEA with respect to the Funds.
In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which imposes new requirements and restrictions on the Funds' use of derivatives and eliminates the asset segregation framework previously used by funds, including the Funds, to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which a Fund may be exposed through certain derivative instruments that may oblige the Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, the Funds' investment in such derivatives is limited through a value-at-risk or “VaR” test. Funds whose use of such derivatives is more than a limited specified exposure amount are required to establish and maintain a derivatives risk management program, subject to oversight by the Board of Trustees of the Trust (“Board of Trustees”), and appoint a derivatives risk manager to implement such program. To the extent a Fund’s compliance with Rule 18f-4 changes how the Fund uses derivatives, Rule 18f-4 may adversely affect the Fund’s performance and/or increase costs related to the Fund’s use of derivatives.
Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.
(1)
Successful use of most derivatives depends upon a Fund’s portfolio management’s ability to predict movements of the
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overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.
(2)
There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.
(3)
Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s portfolio management projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, a Fund could suffer a loss.
(4)
As described below, a Fund might be required to make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.
For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Other Tax Consequences” in this SAI.
Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options can serve as a long hedge (i.e., taking a long position in the underlying security), and the purchase of put options can serve as a short hedge (i.e., taking a short position in the underlying security). Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.
The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can be exercised only at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.
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A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.
A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.
A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.
The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.
An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.
Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option.
Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write
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put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s portfolio management believes it is more advantageous to a Fund than purchasing the futures contract.
To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.
A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset, commodity or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.
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Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.
A Fund that enters into a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. A Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.
Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund also may invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)
Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
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Structured Notes. An Underlying Fund may use structured notes to pursue its objective. Structured notes generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security or asset. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
With respect to structured notes, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also “Additional Information on Portfolio Instruments, Strategies and Investment Policies— Restricted, Non-Publicly Traded and Illiquid Securities.”
Swap Agreements. The Funds may enter into securities index, interest rate, total return, currency exchange rate or single/multiple security swap agreements for any lawful purpose consistent with the Fund’s investment objective, such as (but not limited to) for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase or decrease in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities, such as a selection of particular securities or those representing a particular index. Swap agreements may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, with respect to swaps that have been designated by the CFTC for mandatory clearing (cleared swaps), through an FCM and cleared through a clearinghouse that serves as a central counterparty. See “Uncleared Swaps” and “Cleared Swaps” below for additional explanation of cleared and uncleared swaps. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. See “Swaps regulation” below.
The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund). Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.
Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund’s portfolio management’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments, replicate a particular benchmark index, or otherwise achieve the intended results. Swap agreements, especially OTC uncleared swap agreements, may be considered to be illiquid.
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Swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements in swap transactions; (4) position limits and large trader reporting requirements; and (5) recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has adopted rules implementing most of the swap regulations dictated by the Dodd-Frank Act. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
A Fund will enter uncleared swap agreements only with counterparties that the Fund’s portfolio management reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
Cleared swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.
When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
CFTC rules require the trading and execution of certain cleared swaps on Swap Execution Facilities (“SEFs”), which are trading systems on platforms in which multiple participants have the ability to execute or trade swaps by accepting bids and offers made by multiple participants on the facility or system, through any means of interstate commerce. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.
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Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.
Risks of cleared swaps. As noted above, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.
Finally, the Funds are subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Equity Swaps. The Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including (but not limited to) circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Until equity swaps are designated for central clearing, the counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Funds the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Funds may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Funds on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Funds on the notional amount. In other cases, the counterparty and the Funds may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery
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of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Funds' risk of loss consists of the net amount of payments that the Funds are contractually entitled to receive, if any.
Credit Default Swaps. A Fund may enter into credit default swap contracts for any lawful purpose consistent with such Funds' investment objectives, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread (e.g., to create direct or synthetic short or long exposure to domestic or foreign corporate or sovereign debt securities). The Funds also may enter into credit default swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that Funds anticipate purchasing at a later date, or for other hedging purposes.
As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk–that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.
Total Rate of Return Swaps. A Fund may enter into total rate of return swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap may allow the Funds to quickly and cost effectively invest cash flows into a diversified basket of assets.
Interest Rate Swaps. The Funds may enter into interest rate swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received, as well as the risk that the counterparty will fail to meet its obligations.
Inflation Swaps. The Funds may enter into inflation swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by a Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by a Fund from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.
Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.
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The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a Fund to leverage risks or carry liquidity risks.
Foreign Currency-Related Derivative Strategies— Special Considerations. A Fund may use futures and options on futures on foreign currencies and forward currency contracts to increase returns, to manage the Fund’s average portfolio duration, or to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and also may engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund’s portfolio management believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.
Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s portfolio management believes a liquid secondary market will exist for a particular option at any specific time.
Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
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At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies in which they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in a foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.
A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.
Non-Deliverable Forwards. A Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon
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future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
The SEC and CFTC consider non-deliverable forwards as swaps, and they are therefore included in the definition of “commodity interests.” Non-deliverable forwards have historically been traded in the OTC market. However, as swaps, non-deliverable forwards may become subject to central clearing and trading on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and thus are not deemed to be commodity interests. However, such forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject NFA to CFTC registration and regulation as a commodity pool operator.
Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in the foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain.
Environmental, Social and Governance (“ESG”) Securities
Certain Underlying Funds may invest in securities of issuers that meet certain ESG criteria. The application of a subadviser’s ESG analysis when selecting investments may affect the Underlying Funds’ exposure to certain companies, sectors, regions, and countries and may affect the Underlying Funds’ performance depending on whether such investments are in or out of favor. Adhering to the ESG criteria and applying a subadviser’s ESG analysis may also affect the Underlying Funds’ performance relative to similar funds that do not adhere to such criteria or apply such analysis. Additionally, an Underlying Fund’s adherence to the ESG criteria and the application of the ESG analysis in connection with identifying and selecting equity investments in non-U.S. issuers, including emerging country issuers, often require subjective analysis and may be relatively more difficult than applying the ESG criteria or the ESG analysis to equity investments of U.S. issuers because data availability may be more limited or unreliable. Applying ESG criteria as an exclusionary approach to investing
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may result in an Underlying Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. The Underlying Funds may invest in companies that do not reflect the beliefs and values of any particular investor.
Exchange-Traded Notes
The Funds may invest in exchange-traded notes (“ETNs”), which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.
Floating- and Variable-Rate Securities
Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable- or adjustable-rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.
Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. Each Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as the debt securities it is otherwise allowed to purchase according to its principal investment strategies as disclosed in each Fund’s Prospectus. A Fund’s portfolio management will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.
A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.
Foreign Securities
The Funds may invest in securities of issuers located outside the United States. Funds that invest in foreign securities offer the potential for more diversification than Funds that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal
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judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.
Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund generally will have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Eurozone-Related Risk. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Fund’s shares.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism, or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences.
In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period that ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit created and may continue to create an uncertain political and economic environment in the UK and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk. Unless a Fund's Prospectus states a policy to invest only in securities denominated in U.S. dollars, a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer
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U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as a Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Investment in Emerging Markets. The Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries typically are developing and low- or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In
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the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to developed countries. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Investment in Frontier Markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.
Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
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In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. In certain countries, the block cannot be removed.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with, these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlement will take longer and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.
Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, EDRs, GDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR, GDR or NVDR representing ownership of common stock will be treated as common stock.
A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
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A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
Foreign Sovereign Debt. To the extent that a Fund invests in obligations issued by governments of developing or emerging market countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Investing through Stock Connect. An Underlying Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People's Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the Underlying Fund's rights with respect to the securities. There are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and the Underlying Fund may experience delays in transacting via Stock Connect. The stocks of Chinese companies that are owned by an Underlying Fund are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the United States and investing in emerging markets. See “Foreign Securities” above regarding investing outside the United States.
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and
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engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.
Due to difficulties transacting in impacted securities, a Fund may experience challenges liquidating the applicable positions to continue to seek a Fund’s investment objective. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs.
Initial Public Offerings
Each Fund may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.
Interfund Borrowing and Lending Program
Pursuant to an exemptive order issued by the SEC dated June 13, 2016, the Funds may lend money to, and borrow money for temporary purposes from, other funds advised by the Funds' investment adviser, NFA. Generally, a Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings can have a maximum duration of seven days. Loans may be called on one day’s notice. There is no assurance that a Fund will be able to borrow or lend under the program at any time, and a Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called, or not renewed.
Lending Portfolio Securities
Each Fund may lend its portfolio securities  (including shares of ETFs) to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the
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purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive a reasonable rate of return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. In addition, a Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that a Fund receives may be included in calculating the Fund’s total assets. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed-rate or floating-rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company; loan participations; master notes; medium-term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium-term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.
Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements in which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.
Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed-rate or floating-rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.
Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note generally will not exceed two years.
LIBOR Risk
The Funds may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Funds' investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Funds may also reference LIBOR.
In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the administrator of LIBOR, ICE Benchmark Administration Limited, announced its intention to cease publishing two USD LIBOR settings immediately after publication on December 31, 2021, with the majority of the USD LIBOR settings to end immediately after publication on June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates in most major currencies. The U.S. Federal Reserve, based on
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the recommendations of Alternative Reference Rates Committee, has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Funds to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Funds' performance or net asset value.
Medium-Quality, Lower-Quality and High-Yield Securities
Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
Lower-Quality/High-Yield Securities. Non-investment grade debt or lower-quality/rated securities include: (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”); (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than that of issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.
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As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.
Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.
Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.
Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
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Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association (“GNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.
Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiclass securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.
Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.
The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.
Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.
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There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
In 2012 the Federal Housing Finance Agency (“FHFA”) initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae's and Freddie Mac's overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”)) or special purpose entities, and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multiclass debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the Tax Reform Act of 1986, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.
Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multiclass security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal
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prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
A Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Other Tax Consequences” in this SAI.
A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be
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extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
TBA Commitments. The Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. See “When-Issued Securities and Delayed-Delivery Transactions” below.
Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities, though, present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.
Municipal Securities
Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) repealed the exclusion from gross income for interest paid on pre-refunded municipal securities effective for such bonds issued after December 31, 2017.
Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with
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different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. A Fund's portfolio management will consider such an event in determining whether a Fund should continue to hold the obligation.
An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.
Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.
Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.
Private activity bonds. Private activity bonds (“PABs”) are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Nationwide Contract
Each Fund may invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Life”). The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If Nationwide Life becomes unable to pay interest or repay principal under the contract, a Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. Nationwide Life could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s
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investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Funds, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income.
The Funds' portfolio managers believe that the stable nature of the Nationwide Contract may reduce a Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper a Fund’s performance.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds' ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
Operational and Technology Risk/Cyber Security Risk
A Fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of a Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, a Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund's adviser, and other service providers (including, but not limited to, Fund accountants, custodians, subadvisers, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund's ability to calculate its net asset value, impediments to trading, the inability of a Fund's shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.
In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund's operations.
The Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.
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Participation Notes
Certain Underlying Funds may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations. A Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund. However, each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. The Fund attempts to mitigate that risk by purchasing only from issuers which the subadviser deems to be creditworthy. The issuer may, but is not required to, purchase the shares of the underlying security to hedge its obligation. A Fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or a Fund exercises the participation note and closes its position, the Fund receives a payment that is based upon the then current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.
Perpetual Bonds
Certain Underlying Funds may invest in perpetual bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds may be callable after a set period of time. It is possible that one or more perpetual bonds in which a Fund invests will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.”
Preferred Stocks, Convertible Securities and Other Equity Securities
The Funds may invest in preferred stocks and other forms of convertible securities. Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying
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common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.
Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.
A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS”), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.
Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”) or similar names. Typically they share most of the salient
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characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.
An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. Each Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.
Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below.
Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Contingent Convertible Securities. A contingent convertible security (“CoCo”) is a hybrid debt security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting the Fund to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
CoCos are subject to the credit, interest rate, high-yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that the Fund may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that the Fund will receive return of principal on CoCos.
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Publicly Traded Limited Partnerships and Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. A Fund may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” will be treated as “qualifying income” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Funds. See “Other Tax Consequences” below. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Put Bonds
The Funds may invest in “put” bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s portfolio management intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.
Real Estate Investment Trusts
Although no Fund invests in real estate directly, an Underlying Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by a Fund’s shareholders.
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Redemption Fee Risk
Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Funds do not intend to engage in market timing in Underlying Fund shares. However, each Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of such Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio managers will attempt to conduct each Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio managers are not successful in minimizing their impact.
Repurchase Agreements
Each Fund may enter into repurchase agreements. In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a sub-custodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Any portion of a repurchase agreement that is not collateralized fully is considered by the staff of the SEC to be a loan by the Fund. To the extent that a repurchase agreement is not collateralized fully, a Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether a Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited as collateral if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s portfolio management reviews the creditworthiness of those banks and other recognized financial institutions with which a Fund enters into repurchase agreements to evaluate these risks.
Restricted, Non-Publicly Traded and Illiquid Securities
Each Fund may not invest more than 15% (5% with respect to an underlying money market fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, a security is illiquid if it cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
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A large institutional market exists for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
The SEC has adopted Rule 144A, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees, a Fund’s portfolio management has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.
A Fund’s portfolio management will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Pursuant to Rule 22e-4 under the 1940 Act, a Fund assesses, manages, and periodically reviews its liquidity risk.
Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act (“Section 4(2) paper”) is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.
Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if: (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s portfolio management believes that, based on the trading markets for such security, such security can be disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Reverse Repurchase Agreements and Mortgage Dollar Rolls
The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.
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An Underlying Fund also may invest in mortgage dollar rolls, which are arrangements in which an Underlying Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. Mortgage dollar roll transactions may be considered a borrowing by the Funds (See “Borrowing”).
Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s portfolio management believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.
Securities of Investment Companies
Exchange-Traded Funds. The Funds may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.
The shares of an ETF may be assembled in a block known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.
An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.
Short Selling of Securities
Certain Funds may engage in short selling of securities consistent with their respective strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund also may have to pay a premium and/or interest which would increase the cost of the security sold. The
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proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).
A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on its portfolio management’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.
In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.
An Underlying Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).
Short-Term Instruments
Each Fund may invest in short-term instruments, including money market instruments. Short-term instruments may include the following types of instruments:
•shares of money market mutual funds, including those that may be advised by a Fund’s portfolio management;
•obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation;
•obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions;
•obligations of municipalities and states, their agencies and political subdivisions;
•high-quality asset-backed commercial paper;
•repurchase agreements;
•bank or savings and loan obligations;
•high-quality commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It also may be issued by foreign issuers, such as foreign governments, states and municipalities;
•high-quality bank loan participation agreements representing obligations of corporations having a high-quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;
•high-quality short-term corporate obligations;
•certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days;
•extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period; and
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•unrated short-term debt obligations that are determined by a Fund’s portfolio management to be of comparable quality to the securities described above.
Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.
Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
Small- and Medium-Cap Companies and Emerging Growth Stocks
The Funds may invest in small- and medium-cap companies and emerging growth stocks. Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized, medium-cap and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized, medium-cap and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized, medium-cap and emerging growth companies than for larger, more established ones.
Special Situation Companies
The Funds may invest in “special situation companies,” which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The portfolio management of such Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the
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securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
Standby Commitment Agreements
Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund may enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.
There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.
The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Strip Bonds
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.
Supranational Entities
The Funds may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.
Temporary Investments
Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents, including short-term instruments, as described herein and, subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. See also “Short-Term Instruments.”
U.S. Government Securities and U.S. Government Agency Securities
Each Fund may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.
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U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including FNMA, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and FHLMC, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.
Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.
An instrumentality of a U.S. government agency is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the FNMA.
The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund’s portfolio, cause a Fund’s daily net asset value to fluctuate.
The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.
In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. As conservator, the FHFA assumed all the powers of the shareholders, directors and officers with the goal of preserving and conserving the assets and property of FNMA and FHLMC. However, FNMA and FHLMC continue to operate legally as business corporations and FHFA has delegated to the Chief Executive Officer and Board of Directors the responsibility for much of the day-to-day operations of the companies. FNMA and FHLMC must follow the laws and regulations governing financial disclosure, including SEC requirements. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn and has accelerated in connection with the U.S. government’s response to the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due.
Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility. In addition, the high and rising national debt may adversely impact the U.S. economy and securities in which the Funds may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
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Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Each Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Warrants and Rights
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
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When-Issued Securities and Delayed-Delivery Transactions
The Funds may invest in when-issued securities and engage in delayed-delivery transactions. When securities are purchased on a “when-issued” basis or purchased for delayed delivery, payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.
When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities
The Funds may invest in zero coupon securities and step-coupon securities. In addition, the Funds may invest in PIK Bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.
Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Portfolio Turnover
The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates generally will result in higher brokerage expenses, and
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may increase the volatility of the Fund. The table below shows any significant variation in the Funds' portfolio turnover rate for the fiscal years ended December 31, 2022 and 2021, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:
Fund	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021
NVIT Investor Destinations Aggressive Fund[1]	[___]	61.15%
NVIT Investor Destinations Balanced Fund[1]	[___]	41.04%
NVIT Investor Destinations Capital Appreciation Fund[1]	[___]	55.36%
NVIT Investor Destinations Moderate Fund[1]	[___]	50.07%
NVIT Investor Destinations Moderately Aggressive Fund[1]	[___]	59.87%
NVIT Investor Destinations Moderately Conservative Fund[1]	[___]	34.00%
1The portfolio managers for the Funds are not limited by portfolio turnover in their management style, and a Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year ended December 31, 2022, the portfolio managers made more changes than they deemed necessary during fiscal year ended December 31, 2021.
 Investment Restrictions
The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding voting securities, whichever is less.
Each of the Funds:
•May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
•May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).
•May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
•May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.
•May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
•May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.
Note, however, that the fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.
The following are the NON-FUNDAMENTAL operating policies of each of the Funds, which MAY BE CHANGED by the Board of Trustees WITHOUT SHAREHOLDER APPROVAL:
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Each Fund may not:
•Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it segregates or earmarks other liquid assets it owns as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
•Purchase securities on margin, except that the Fund may use margin to the extent necessary to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.
•Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
•Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1∕3% of the Fund’s total assets.
In addition, each of the NVIT Investor Destinations Balanced Fund and the NVIT BlueprintSM Balanced Fund shall invest at least 25% of its net assets in senior fixed-income securities.
A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1∕3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
For purposes of a Fund’s fundamental concentration policy set forth above, while a Fund may not concentrate, the aggregation of holdings of the Underlying Fund may result in a Fund indirectly having concentrated assets in a particular industry or group of industries or in a single issuer. Any indirect concentration occurs as a result of the Underlying Funds following their own investment objectives and strategies.
The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.
Internal Revenue Code Restrictions
In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer
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(other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).
Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.
1)
A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
2)
A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
3)
A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and
4)
A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
Each U.S. government agency or instrumentality shall be treated as a separate issuer.
Insurance Law Restrictions
In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, NFA, and the insurance companies may enter into agreements, required by certain state insurance departments, under which the NFA may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
Disclosure of Portfolio Holdings
The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.
The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:
•Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
•Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
•Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.
Each Fund posts onto the Trust’s internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report
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on Form N-CSR or Form N-PORT with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-PORT within 60 days of the end of the third month of the first and third quarters of the Funds' fiscal year and on Form N-CSR on the second and fourth quarters of the Funds' fiscal year. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.
Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Leadership Team or its duly authorized delegate and will be made only when:
•a Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
•the recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
•the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.
Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.
The Funds have ongoing arrangements to distribute information about the Funds' portfolio holdings to the Funds' third-party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper); SunGard Financial Systems (Wall Street Concepts); Style Research, Inc.; Ernst & Young, LLP; Institutional Shareholder Services, Inc.; Lipper Inc., Morningstar, Inc.; Bloomberg LP; Global Trading Analytics; RiskMetrics Group, Inc.; FactSet Research Systems, Inc.; the Investment Company Institute; ICE Data Pricing & Reference Data LLC; GTA Babelfish, LLC; KPMG LLC; and, on occasion, to transition managers such as BlackRock Institutional Trust Company; Fidelity Capital Markets (a division of National Financial Services, LLC); Capital Institutional Services; State Street Bank and Trust Company; Electra Information Systems; Virtu Americas LLC; Russell Investments Implementation Services, LLC; or Macquarie Capital (USA) Inc.; where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.
NFA conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff also will submit annually to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.
Trustees and Officers of the Trust
Management Information
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 85 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.
Independent Trustees
Kristina Junco Bradshaw
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
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1980	Trustee since January 2023	132
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020.
Prior to this time, Ms. Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from
June 2002 to July 2004.

Other Directorships held During the Past Five Years[2]
Board Member of Southern Smoke Foundation from August 2020 to present, Advisory Board Member of Dress for Success from April 2013 to present, Trustee/Executive Board Member of Houston Ballet from September 2011 to present and
President since July 2022, and Board Member of Hermann Park Conservancy from August 2011 to present, serving as
Board Chair since 2020.

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a Chartered Financial Analyst.

Lorn C. Davis
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1968	Trustee since January 2021	132
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From
September 1998 until May 2016, Mr. Davis originated and managed debt and equity investments for John Hancock Life
Insurance Company (U.S.A.)/Hancock Capital Management, LLC, serving as a Managing Director from September 2003 through May 2016.

Other Directorships held During the Past Five Years[2]
Board Member of Outlook Group Holdings, LLC from July 2006 to May 2016, serving as Chair to the Audit committee and member of the Compensation committee, Board Member of MA Holdings, LLC from November 2006 to October
2015, Board Member of IntegraColor, Ltd. from February 2007 to September 2015, Board Member of The Pine Street Inn
from 2009 to present, currently serving as Chair of the Board, Member of the Advisory Board (non-fiduciary) of
Mearthane Products Corporation from September 2019 to present, and Board Member of The College of Holy Cross since
July 2022.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience; significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of
Director Education from the National Association of Corporate Directors in 2008.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	132
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. From 1988 through 2003, Ms. Jacobs was a Managing Director and European Portfolio Manager of CREF
Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund). Ms. Jacobs also served as
Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January
2001 through January 2006.

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Jacobs has significant board experience and significant executive and portfolio management experience in the investment management industry.

Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012; Chairman since January 2021	132
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Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Karlawish is a Senior Director of Wealth Management with Curi Capital which acquired Park Ridge Asset
Management, LLC in August 2022. Prior to this time, Mr. Karlawish was a partner with Park Ridge Asset Management,
LLC since December 2008 and also served as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable
Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T
Variable Insurance Funds; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	132
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October
2005.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital
Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	132
Principal Occupation(s) During the Past Five Years (or Longer)
Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a
$2.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Kridler has significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations and significant service to his community and the philanthropic field in numerous leadership roles.

Charlotte Tiedemann Petersen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1960	Trustee since January 2023	132
Principal Occupation(s) During the Past Five Years (or Longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment
Officer at Alexander Capital Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen
was a Portfolio Manager, Partner and Management Committee member of Denver Investment Advisors LLC.

Other Directorships held During the Past Five Years[2] Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer
Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.

David E. Wezdenko
54

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since January 2021	132
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Wezdenko is a Co-Founder of Blue Leaf Ventures (venture capital firm, founded May 2018). From November 2008 until December 2017, Mr. Wezdenko was Managing Director of JPMorgan Chase & Co.

Other Directorships held During the Past Five Years[2]
Independent Trustee for National Philanthropic Trust from October 2021 to present. Board Director of J.P. Morgan Private
Placements LLC from January 2010 to December 2017.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.

Interested Trustee
M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	132
Principal Occupation(s) During the Past Five Years (or Longer)
Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC)
from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years[2]
Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company
2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of
NORCAL Mutual Insurance Company 2009-2021, Director of Medicus Insurance Company 2009-present, Director of
Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and
Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Koken has significant board experience and significant executive, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns 75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
2
Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act, which are required to be disclosed in this SAI. In addition, certain other directorships not meeting the aforementioned requirements may be included for certain Trustees such as board positions on non-profit organizations.
3
Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.
Officers of the Trust
Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served
1963	President, Chief Executive Officer and Principal Executive Officer since September 2022
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President
of Nationwide Mutual Insurance Company.[1] He previously served as the Trust’s Treasurer and Principal Financial Officer.

David Majewski
Year of Birth	Positions Held with Funds and Length of Time Served
1976	Treasurer and Principal Financial Officer since September 2022
55

Principal Occupation(s) During the Past Five Years (or Longer) Mr. Majewski previously served as the Trust’s Assistant Secretary and Assistant Treasurer.
Kevin Grether
Year of Birth	Positions Held with Funds and Length of Time Served
1970	Senior Vice President and Chief Compliance Officer since December 2021
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Grether is Senior Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice
President of Nationwide Mutual Insurance Company.[1] He previously served as the VP, Chief Compliance Officer for the
Nationwide Office of Investments and its registered investment adviser, Nationwide Asset Management.

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served
1970	Secretary, Senior Vice President and General Counsel since December 2019
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of
Nationwide Mutual Insurance Company.[1] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Steven D. Pierce
Year of Birth	Positions Held with Funds and Length of Time Served
1965	Senior Vice President, Head of Business and Product Development since March 2020
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Pierce is Senior Vice President, Head of Business and Product Development for Nationwide Funds Group, and is a Vice
President of Nationwide Mutual Insurance Company.[1]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds
Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]

1
These positions are held with an affiliated person or principal underwriter of the Funds.
Responsibilities of the Board of Trustees
The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.
Board Leadership Structure
The Board approves financial arrangements and other agreements between the Funds, on the one hand, and NFA, any subadvisers or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Board has determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board (“Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.
This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds' current operations.
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Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.
The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.
Board Oversight of Trust Risk
The Board’s role is one of oversight, including oversight of the Funds' risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds' affairs. While risk management is the primary responsibility of NFA and the Funds' subadvisers, the Trustees regularly receive reports from NFA, Nationwide Fund Management LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.
The Funds have retained NFA as the Funds' investment adviser and NFM as the Funds' administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Fund-of-Funds, to one or more subadvisers. NFA and NFM are primarily responsible for the Funds' operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds' subadvisers, if any. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.
Committees of the Board
The Board has three standing committees: Audit and Operations Committee, Nominating and Fund Governance Committee, and Investment Committee. The function of each Committee is oversight. In addition, each Committee may from time to time delegate certain of its functions to an ad hoc committee comprised of members of the Board that will report to the Committee or the Board with its recommendations, as determined at the time of such delegation.
The purposes of the Audit and Operations Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit–the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof, including periodic review of the
57

performance of the independent auditors; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors; (f) meet and consider the reports of the Trust's independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer; (h) review information provided to the Committee regarding SEC examinations of the Trust and its service providers; (i) to review and oversee the actions of the principal underwriter and investment advisers with respect to distribution of the Funds’ shares including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (j) review and evaluate the transfer agency services, administrative services, custody services, and such other services as may be assigned from time to time to the Committee by the Board; (k) assist the Board in the design and oversight of the process for reviewing and evaluating payments made from the assets of any of the Funds to financial intermediaries for sub-transfer agency services, shareholder services, administrative services, and similar services; (l) assist the board in its oversight and evaluation of policies, procedures, and activities of the Trust and of service providers to the Trust relating to cybersecurity and data security; (m) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, securities lending services; (n) assist the Board in its review, consideration and oversight of any credit facilities entered into for the benefit of the Trust or any of the Funds and the use thereof by the Funds, including any interfund lending facility; (o) assist the Board in its review and consideration of insurance coverages to be obtained by or for the benefit of the Trust or the Trustees of the Trust; and (p) undertake such other responsibilities as may be delegated to the Committee by the Board. The Audit and Operations Committee met five times during the past fiscal year, and currently consists of the following Trustees: Ms. Bradshaw, Mr. Karlawish, Ms. Kosel (Chair) and Mr. Wezdenko, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications to the Board; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met four times during the past fiscal year, and currently consists of all the Independent Trustees.
The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at Attn: Secretary, Nationwide Variable Insurance Trust, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s); and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.
The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; (b) assist the Board in the design and oversight of the process for the renewal and amendment of the Funds' investment advisory and subadvisory contracts subject to the requirements of Section 15 of the 1940 Act; (c) assist the Board in its oversight of a liquidity risk management program for the Funds pursuant to Rule 22e-4 under the 1940 Act; (d) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (e) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to money market funds under Rule 2a-7 under the 1940 Act; (f) review and oversee the investment advisers’ brokerage practices, including the use of “soft dollars”; (g) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to transactions involving affiliated persons of a Trust, or affiliated persons of such affiliated persons; (h) assist the Board in its review and oversight of proxy voting by the series of the Trust; and (i) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Davis, Ms. Jacobs, Mr. Kridler (Chair) and Ms. Petersen, each of whom is not an interested person of the Trust, as defined in the 1940 Act, and Ms. Koken, who is an interested person of the Trust, as defined in the 1940 Act.
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Ownership of Shares of Nationwide Funds as of December 31, 2022
Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Kristina Bradshaw[2]	None	None
Lorn C. Davis	None	Over $100,000
Barbara I. Jacobs	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Douglas F. Kridler	None	Over $100,000
Charlotte Petersen[2]	None	None
David E. Wezdenko	None	Over $100,000
Interested Trustee
M. Diane Koken	None	Over $100,000
1
Individual investors, like the Trustees, are not eligible to purchase shares of the Funds because Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts or to registered management investment companies advised by NFA.
2
Mses. Bradshaw’s and Petersen’s terms as Independent Trustees commenced effective January 1, 2023.
Ownership in the Funds’ Investment Adviser,1 Subadvisers2 or Distributor3 as of December 31, 2022
Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Kristina Bradshaw[4]	N/A	N/A	N/A	None	N/A
Lorn C. Davis	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
Charlotte Petersen[4]	N/A	N/A	N/A	None	N/A
David E. Wezdenko	N/A	N/A	N/A	None	N/A
1
Nationwide Fund Advisors.
2
As of December 31, 2022, subadvisers to the Trust included: Allspring Global Investments, LLC; American Century Investment Management, Inc.; Amundi Asset Management US, Inc.; AQR Capital Management, LLC; BlackRock Investment Management, LLC; Columbia Management Investment Advisers, LLC; DoubleLine Capital LP; Dreyfus, a division of BNY Mellon Investment Adviser, Inc.; Federated Investment Management Company; Goldman Sachs Asset Management, L.P.; Insight North America LLC; Invesco Advisers, Inc.; Jacobs Levy Equity Management, Inc.; J.P. Morgan Investment Management Inc.; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; Neuberger Berman Investment Advisors, LLC; Nationwide Asset Management, LLC; Newton Investment Management Limited; Newton Investment Management North America, LLC; NS Partners Ltd; Thompson, Siegel & Walmsley LLC; Victory Capital Management Inc.; WCM Investment Management, LLC; and Wellington Management Company LLP.
3
Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
4
Mses. Bradshaw’s and Petersen’s terms as Independent Trustees commenced effective January 1, 2023.
Compensation of Trustees
The Independent Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Compensation Table below sets forth the total compensation paid to the Independent Trustees, before reimbursement of any expenses incurred by them, for the fiscal year ended December 31, 2022. In addition, the Compensation Table sets forth the total compensation paid to the Independent Trustees from all the funds in the Fund Complex for the twelve months ended December 31, 2022. Trust officers receive no compensation from the Trust in their capacity as officers. The Adviser or an affiliate of the Adviser pays the fees, if any, and expenses of any Trustees who are interested persons of the Trust. Accordingly, Ms. Koken was not compensated by the funds in the Fund Complex and, therefore, is not included in the Compensation Table below.
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The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.
Name of Trustee	Aggregate Compensation from the Trust[3]	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Paula H.J. Cholmondeley[2]	$277,319	N/A	N/A	$380,000
Lorn C. Davis	266,372	N/A	N/A	365,000
Phyllis Kay Dryden[2]	266,372	N/A	N/A	365,000
Barbara I. Jacobs	277,319	N/A	N/A	380,000
Keith F. Karlawish	343,001	N/A	N/A	475,000
Carol A. Kosel	291,915	N/A	N/A	410,000
Douglas F. Kridler	291,915	N/A	N/A	405,000
David E. Wezdenko	266,372	N/A	N/A	370,000
1
As of December 31, 2022, the Fund Complex included two trusts comprising 134 investment company funds or series.
2
Mses. Cholmondeley and Dryden retired as Independent Trustees effective December 31, 2022.
3
In addition, the Trust compensated Mses. Bradshaw and Petersen, nominees as Independent Trustees, for their attendance at three meetings of the Board during the fiscal year ended December 31, 2022. Mses. Bradshaw and Petersen were nominated to the Board on June 15, 2022 and joined the Board effective January 1, 2023.
Code of Ethics
Federal law requires the Trust, each of its investment advisers and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.
Proxy Voting Guidelines
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds' proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds' website at https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, or (iii) on the SEC’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.
Investment Advisory and Other Services
Trust Expenses
The Trust, on behalf of the Funds, pays the compensation of the Trustees who are not interested persons (as described in the 1940 Act), and all expenses (other than those assumed by the investment adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the Independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund, as described below.
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Investment Advisory Agreement
Under the Investment Advisory Agreement (“Agreement”) with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Board of Trustees. For services provided under the Agreement, NFA receives from each Investor Destinations Fund an annual fee, paid monthly, of 0.13%, based on average daily net assets of each such Investor Destinations Fund. For services provided under the Agreement, NFA receives from each Blueprint Fund an annual fee, paid monthly, based on average daily net assets of each such Blueprint Fund as follows.
Assets	Fee
Up to $1.5 billion	0.20%
$1.5 billion and more but less than $2 billion	0.19%
$2 billion or more	0.18%
The Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA, on not more than 60 days written notice. The Agreement further provides that NFA may render similar services to others.
Investment Adviser
NFA manages the day-to-day investments of the assets of the Funds. NFA, located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.
NFA pays the compensation of the officers of the Trust employed by NFA and pays the compensation and expenses of any Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
Limitation of Fund Expenses
In the interest of limiting the expenses of certain Funds, NFA may from time to time waive some or its entire investment advisory fee or reimburse other fees for certain Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
With respect to the Funds, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below;
61

and (iii) the payment of such reimbursement is made no more than three years from the date in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.
NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses to limit total annual fund operating expenses until at least April 30, 2024, as follows:
•NVIT BlueprintSM Aggressive Fund to 0.28% for all share classes.
•NVIT BlueprintSM Moderately Aggressive Fund to 0.25% for all share classes.
•NVIT BlueprintSM Capital Appreciation Fund to 0.25% for all share classes.
•NVIT BlueprintSM Moderate Fund to 0.25% for all share classes.
•NVIT BlueprintSM Balanced Fund to 0.25% for all share classes.
•NVIT BlueprintSM Moderately Conservative Fund to 0.25% for all share classes.
•NVIT BlueprintSM Conservative Fund to 0.25% for all share classes.
•NVIT Investor Destinations Balanced Fund to 0.28% for all share classes.
•NVIT Investor Destinations Capital Appreciation Fund to 0.28% for all share classes.
The expense limitation for each Fund listed above excludes any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities; acquired fund fees and expenses; short-sale dividend expenses; Rule 12b-1 fees; fees paid pursuant to an Administrative Services Plan; fees paid to JPMorgan Chase Bank, N.A. (“JPMorgan”) (as the Trust’s sub-administrator) related to the SEC’s Financial Reporting Modernization and Liquidity Risk Management Program Rules (as provided for in Amendment No. 10 to the Sub-Administration Agreement between JPMorgan and Nationwide Fund Management LLC dated July 1, 2018); other expenditures which are capitalized in accordance with generally accepted accounting principles; and expenses incurred by the Funds in connection with any merger or reorganization. The expense limitation for each Fund also may exclude other nonroutine expenses not incurred in the ordinary course of the Funds’ business.
In addition to the foregoing, until at least April 30, 2024, NFA has agreed contractually to waive an amount equal to 0.10% annually of the advisory fee to which it would otherwise be entitled with respect to each of the Blueprint Funds. NFA shall not be entitled to reimbursement of amounts waived pursuant to this separate fee waiver agreement.
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Investment Advisory Fees Paid
During the fiscal years ended December 31, 2021, 2020, and 2019, the Funds paid NFA fees for investment advisory services, after waivers and reimbursements:
	Fiscal Years Ended December 31,
	2021		2020		2019
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees
NVIT BlueprintSM Aggressive Fund	$313,359	$156,682	$221,390	$94,458	$221,264	$95,890
NVIT BlueprintSM Balanced Fund	4,110,870	2,021,534	3,888,724	1,919,960	4,073,523	2,004,904
NVIT BlueprintSM Capital Appreciation Fund	4,898,242	2,371,481	4,448,620	2,171,328	4,740,718	2,301,469
NVIT BlueprintSM Conservative Fund	1,454,123	727,075	1,412,817	706,422	1,284,814	642,419
NVIT BlueprintSM Moderate Fund	4,762,631	2,311,209	4,448,566	2,171,474	4,747,805	2,304,619
NVIT BlueprintSM Moderately Aggressive Fund	898,135	449,076	745,452	356,684	780,234	383,098
NVIT BlueprintSM Moderately Conservative Fund	1,436,566	718,296	1,403,246	701,636	1,481,513	740,770
NVIT Investor Destinations Aggressive Fund	487,710	487,710	358,713	358,713	363,879	363,879
NVIT Investor Destinations Balanced Fund	2,118,050	2,118,050	1,975,433	1,975,433	2,027,474	2,027,474
NVIT Investor Destinations Capital Appreciation Fund	1,961,195	1,961,195	1,756,110	1,756,110	1,874,084	1,874,084
NVIT Investor Destinations Conservative Fund	950,483	950,483	971,347	971,347	914,903	914,903
NVIT Investor Destinations Moderate Fund	3,266,788	3,266,788	3,041,481	3,041,481	3,258,828	3,258,828
NVIT Investor Destinations Moderately Aggressive Fund	1,538,067	1,538,067	1,318,964	1,318,964	1,391,547	1,391,547
NVIT Investor Destinations Moderately Conservative Fund	1,041,340	1,041,340	1,021,740	1,021,740	1,075,289	1,075,289
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Manager-of-Managers Structure
NFA and the Trust have received from the SEC two exemptive orders for the manager-of-managers structure. The first order allows NFA, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The first order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes are subject to approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The orders are intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.
NFA has no current intention to hire a subadviser for the Funds. In instances where NFA would hire a subadviser, pursuant to the exemptive orders, NFA monitors and evaluates any subadvisers, which includes performing initial due diligence on prospective subadvisers for the Funds, selecting the subadvisers for the Funds, and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA would have responsibility for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend changes of subadvisers frequently. NFA would regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although NFA would monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.
Portfolio Managers
Appendix C contains the following information regarding the portfolio managers identified in the Funds’ Prospectuses: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.
Distributor
Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, serves as underwriter for each Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly owned subsidiary of NFS Distributors, Inc., which in turn is a wholly owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:
Nationwide Fund Advisors
Nationwide Fund Management LLC
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Jefferson National Life Insurance Company
Jefferson National Life Insurance Company of New York
Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company
Christopher Graham
Kevin Grether
M. Diane Koken
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Lee T. Cummings
Steven D. Pierce
Stephen R. Rimes
David Majewski
In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee, if any, imposed on sales of shares of each Fund.
Distribution Plan
The Trust has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1 Plan”) of the 1940 Act with respect to certain classes of shares. The Rule 12b-1 Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Rule 12b-1 Plan, NFD is paid an annual fee in the following amounts:
Funds	Amount
NVIT BlueprintSM Aggressive Fund[1]	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.
NVIT BlueprintSM Moderately Aggressive Fund[1]
NVIT BlueprintSM Capital Appreciation Fund[1]
NVIT BlueprintSM Moderate Fund[1]
NVIT BlueprintSM Balanced Fund[1]
NVIT BlueprintSM Moderately Conservative Fund[1]
NVIT BlueprintSM Conservative Fund[1]
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Aggressive Fund	0.25% of the average daily net assets of Class P shares of each Fund, all of which will be considered a distribution fee.
NVIT Investor Destinations Moderately Fund Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Capital Appreciation Fund	0.25% of the average daily net assets of Class Z shares of the Fund, all of which will be considered a distribution fee.
1
The Trust, on behalf of each of the Blueprint Funds, and NFD have entered into a contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2024.
During the fiscal year ended December 31, 2021, NFD was paid the following distribution fees (net of waivers) under the Rule 12b-1 Plan:
Fund Name	Fees Paid
NVIT BlueprintSM Aggressive Fund	$101,108
NVIT BlueprintSM Moderately Aggressive Fund	319,249
NVIT BlueprintSM Capital Appreciation Fund	2,236,592
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Fund Name	Fees Paid
NVIT BlueprintSM Moderate Fund	2,158,467
NVIT BlueprintSM Balanced Fund	1,859,242
NVIT BlueprintSM Moderately Conservative Fund	640,568
NVIT BlueprintSM Conservative Fund	646,858
NVIT Investor Destinations Aggressive Fund	937,914
NVIT Investor Destinations Moderately Aggressive Fund	2,957,851
NVIT Investor Destinations Capital Appreciation Fund	3,771,567
NVIT Investor Destinations Moderate Fund	6,282,348
NVIT Investor Destinations Balanced Fund	4,073,215
NVIT Investor Destinations Moderately Conservative Fund	2,002,597
NVIT Investor Destinations Conservative Fund	1,827,871
The following expenditures were made during the fiscal year ended December 31, 2021 using the Rule 12b-1 fees received by NFD with respect to the Funds:
Fund	Prospectus Printing and Mailing[1]	Distributor Compensation and Costs	Broker-Dealer Compensation and Costs[2]
NVIT BlueprintSM Aggressive Fund	$0	$0	$101,108
NVIT BlueprintSM Moderately Aggressive Fund	0	0	319,249
NVIT BlueprintSM Capital Appreciation Fund	0	156	2,236,437
NVIT BlueprintSM Moderate Fund	0	196	2,158,271
NVIT BlueprintSM Balanced Fund	0	170	1,859,072
NVIT BlueprintSM Moderately Conservative Fund	0	105	640,463
NVIT BlueprintSM Conservative Fund	0	227	646,631
NVIT Investor Destinations Aggressive Fund	0	0	937,914
NVIT Investor Destinations Moderately Aggressive Fund	0	0	2,957,851
NVIT Investor Destinations Balanced Fund	0	686	4,072,529
NVIT Investor Destinations Moderate Fund	0	2,062	6,280,286
NVIT Investor Destinations Capital Appreciation Fund	0	376	3,771,191
NVIT Investor Destinations Moderately Conservative Fund	0	418	2,002,180
NVIT Investor Destinations Conservative Fund	0	1,244	1,826,626
1
Printing and/or mailing of prospectuses to other than current Fund shareholders.
2
Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.
These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Rule 12b-1 Plan for services including, but not limited to:
(i)
Underwriter services including: (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities, and (4) expenses related to marketing and promotional activities;
(ii)
Printed documents including: (1) fund prospectuses, statements of additional information and reports for prospective contract owners, and (2) promotional literature regarding the Funds;
(iii)
Wholesaling services by NFD or the insurance company including: (1) training, (2) seminars and sales meetings, and (3) compensation;
(iv)
Life insurance company distribution services including: (1) fund disclosure documents and reports, (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract, and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and
(v)
Life insurance company contract owner support.
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As required by Rule 12b-1, the Rule 12b-1 Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan (the “12b-1 Independent Trustees”). The Trust’s current Rule 12b-1 Plan was initially approved by the Board of Trustees on May 1, 2007, and is amended from time to time upon approval by the Board of Trustees. The Rule 12b-1 Plan may be terminated as to a class of a Fund by vote of a majority of the 12b-1 Independent Trustees, or by vote of a majority of the outstanding shares of that class. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to a class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Rule 12b-1 Plan may be amended by vote of the Trustees, including a majority of the 12b-1 Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Rule 12b-1 Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Rule 12b-1 Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the 12b-1 Independent Trustees or by a vote of the majority of the outstanding shares of the applicable class. The Rule 12b-1 Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the 12b-1 Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Rule 12b-1 Plan should be implemented or continued. In addition, the Trustees in approving the Rule 12b-1 Plan as to a Fund must determine that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit such Fund and its shareholders.
NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.
A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” (as shown in the table above) of a prospectus which covers multiple Funds, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.
Administrative Services Plan
Under the terms of an Administrative Services Plan, Nationwide Fund Management LLC is permitted to enter into, on behalf of the Trust, Servicing Agreements with servicing organizations, such as broker-dealers, insurance companies and other financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.
As authorized by the particular Administrative Services Plan, the Trust has entered into Servicing Agreements for the Funds pursuant to which NFS has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of Nationwide Fund Management LLC. In consideration for providing administrative support services, NFS and other entities with which the Trust or its agent may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I and Class II shares of the Funds held by customers of NFS or any such other entity and 0.12% of the average daily net assets of the Class Z shares of the NVIT Investor Destinations Capital Appreciation Fund. No fee is paid with respect to the Class P shares of any Fund. Many intermediaries do not charge the maximum permitted fee or even a portion thereof and the Board of Trustees has implemented limits on the amounts of payments under the Plan for certain types of shareholder accounts.
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During the fiscal years ended December 31, 2021, 2020 and 2019, NFS and its affiliates received $26,467,212, $24,431,582 and $25,628,916, respectively, in administrative services fees from the Funds.
Fund Administration and Transfer Agency Services
Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Trust and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM is located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below); and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
During the fiscal years ended December 31, 2021, 2020, and 2019, NFM was paid fund administration and transfer agency fees from the Funds as follows:
Fund	2021	2020	2019
NVIT BlueprintSM Aggressive Fund	$83,824	$68,466	$65,682
NVIT BlueprintSM Moderately Aggressive Fund	149,271	128,283	129,015
NVIT BlueprintSM Capital Appreciation Fund	614,005	562,646	593,168
NVIT BlueprintSM Moderate Fund	596,941	562,744	594,132
NVIT BlueprintSM Balanced Fund	515,825	492,428	509,137
NVIT BlueprintSM Moderately Conservative Fund	208,981	203,022	208,094
NVIT BlueprintSM Conservative Fund	210,972	204,058	185,760
NVIT Investor Destinations Aggressive Fund	132,310	105,654	103,551
NVIT Investor Destinations Moderately Aggressive Fund	313,184	274,315	282,772
NVIT Investor Destinations Capital Appreciation Fund	401,501	350,702	367,177
NVIT Investor Destinations Moderate Fund	626,262	576,577	608,533
NVIT Investor Destinations Balanced Fund	413,059	389,781	393,946
NVIT Investor Destinations Moderately Conservative Fund	227,537	222,270	227,702
NVIT Investor Destinations Conservative Fund	211,896	213,420	199,684
Securities Lending Agent
The Board of Trustees has approved certain Funds’ participation in a securities lending program. Under the securities lending program, JPMorgan Chase Bank, N.A. serves as the Funds’ securities lending agent (the “Securities Lending Agent”).
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For the fiscal year ended December 31, 2021, the income earned by those Funds that engaged in securities lending, as well as the fees and/or compensation earned by such Funds (in dollars) pursuant to a securities lending agreement between the Trust with respect to the Funds and the Securities Lending Agent, were as follows:
Fund	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from Revenue Split	Fees Paid for Cash Collateral Management Services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in Revenue Split	Rebates Paid to Borrowers	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
NVIT Investor Destinations Aggressive Fund	$8,982	$(1,122)	$-	$-	$(1,122)	$7,860
NVIT Investor Destinations Balanced Fund	95,580	(11,944)	-	-	(11,944)	83,636
NVIT Investor Destinations Capital Appreciation Fund	116,526	(14,564)	-	-	(14,564)	101,962
NVIT Investor Destinations Conservative Fund	80,149	(10,017)	-	-	(10,017)	70,132
NVIT Investor Destinations Moderate Fund	162,081	(20,256)	-	-	(20,256)	141,825
NVIT Investor Destinations Moderately Aggressive Fund	43,753	(5,468)	-	-	(5,468)	38,285
NVIT Investor Destinations Moderately Conservative Fund	76,823	(9,599)	-	-	(9,599)	67,223
The Funds paid no administrative, indemnification or other fees not included in the revenue split with the Securities Lending Agent.
For the fiscal year ended December 31, 2021, the Securities Lending Agent performed various services related to securities lending, including the following:
•lending a Fund’s portfolio securities to institutions that are approved borrowers;
•determining whether a loan of a portfolio security shall be made and negotiating and establishing the terms and conditions of the loan with the borrower;
•ensuring that all dividends and other distributions paid with respect to loaned securities are credited to the applicable Fund’s account;
•receiving and holding, on behalf of a Fund, or transferring to a Fund’s custodial account, collateral from borrowers to secure obligations of borrowers with respect to any loan of available portfolio securities;
•marking-to-market each business day the market value of securities loaned relative to the market value of the collateral posted by the borrowers;
•obtaining additional collateral, to the extent necessary, in order to maintain the value of collateral at the levels required by the Securities Lending Agency Agreement, relative to the market value of securities loaned;
•at the termination of a loan, returning the collateral to the borrower upon the return of the loaned securities;
•investing cash collateral in permitted investments as directed by the Funds; and
•maintaining records relating to the Funds’ securities lending activities and providing the Funds monthly statements describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan.
Sub-Administration
NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A., dated May 22, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.
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Sub-Transfer Agency
NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services, dated September 1, 2012, to provide certain sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.
Custodian
JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10008, is the custodian for the Funds and makes all receipts and disbursements under a Global Custody Agreement. The custodian performs no managerial or policy-making functions for the Funds.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C. 20006-1871, serves as the Trust’s legal counsel.
Independent Registered Public Accounting Firm
[_______________________________], serves as the Independent Registered Public Accounting Firm for the Trust.
Brokerage Allocation
NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Because the Funds will invest primarily in shares of the Underlying Funds it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities or derivatives traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. Bilaterally negotiated derivatives may include a fee payable to a Fund’s counterparty. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and any subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.
Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.
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There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
In purchasing and selling investments for the Funds, it is the policy of NFA or a subadviser to seek to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under the respective advisory or subadvisory agreement. The fees paid to NFA or a subadviser pursuant to the respective advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and any subadviser are prohibited from considering a broker-dealer’s sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.
Commission Recapture Program. NFA may instruct subadvisers of affiliated Underlying Funds to direct certain brokerage transactions, using best efforts, and subject always to seeking to obtain best execution, to broker-dealers in connection with a commission recapture program that is used to offset a Fund's operating expenses. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a subadviser, which can be significant over time, and thereby reduces expenses. If a subadviser does not believe it can obtain best execution from such broker-dealers, there is no obligation to execute portfolio transactions through such broker-dealers. Commissions recaptured by a Fund will be included in realized gain (loss) on securities in a Fund's appropriate financial statements.
Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company, Jefferson National Insurance Company or Jefferson National Life Insurance Company of New York. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.
Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.
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Each of the Funds contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. NFA and the subadvisers do not necessarily deem it practicable or in a Fund's best interests to solicit competitive bids for commissions on each transaction. However, NFA and the subadvisers regularly give consideration to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
Because the Funds will invest primarily in shares of the Underlying Funds it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.
The Funds did not pay soft dollar commissions, nor did they hold any investments in securities of their regular broker-dealers, for the fiscal year ended December 31, 2021.
During the fiscal years ended December 31, 2021, 2020 and 2019, the BlueprintSM Funds did not pay any brokerage commissions to affiliated brokers of the Adviser.
The following table lists the total amount of brokerage commissions paid to brokers for each of the Investor Destinations Funds for the fiscal years ended December 31, 2021, 2020 and 2019:
Fund	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
NVIT Investor Destinations Aggressive Fund	$1,060	$1,109	$590
NVIT Investor Destinations Moderately Aggressive Fund	6,691	6,770	4,515
NVIT Investor Destinations Capital Appreciation Fund	9,290	7,782	5,758
NVIT Investor Destinations Moderate Fund	13,782	8,615	13,572
NVIT Investor Destinations Balanced Fund	8,335	5,983	10,777
NVIT Investor Destinations Moderately Conservative Fund	2,938	5,141	4,383
NVIT Investor Destinations Conservative Fund	2,254	3,116	2,441
Other Dealer Compensation
In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.
In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.
The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:
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•the Distributor and other affiliates of NFA,
•broker-dealers,
•financial institutions, and
•other financial intermediaries through which investors may purchase shares of a Fund.
Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.
Additional Compensation to Affiliated Financial Institution. NFA and NFD, pursuant to agreements by the parties, pay their affiliate, Nationwide Financial Services, Inc., and certain of its subsidiaries, various amounts under the terms of the agreement.
Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):
Prudential Annuities Life Assurance Corporation, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey (“Prudential Life”)
NFA, pursuant to a written agreement, pays Prudential Life a quarterly fee at the annual rate of 0.05% (5 basis points) of the average daily net asset value of the NVIT Emerging Markets Fund Class D shares held in separate accounts on the books of NVIT.
Purchases, Redemptions and Pricing of Shares
An insurance company purchases shares of the Funds at their net asset value using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds.
All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
The net asset value per share (“NAV”) of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern Time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds' investments may change on days when shares cannot be purchased or redeemed.
The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the Exchange is closed.
Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.
The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV
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of each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’s shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Securities for which market-based quotations are readily available are valued as of the Valuation Time. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. The Prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Equity securities (including shares of exchange traded funds) generally are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service approved by the Board. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities generally are valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of NFA, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds’ investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. The Board of Trustees will oversee the Adviser's fair value determinations and its performance as valuation designee. In addition, fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds' NAVs. Fair value determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
The Fair Value Committee monitors the results of fair valuation determinations and regularly reports the results to the Board or a committee of the Board. The Fair Value Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Value Committee is notified so that it may meet to determine what adjustment should be made.
To the extent that a Fund or an underlying mutual fund invests in foreign securities, the following would be applicable. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund or underlying fund's NAV is calculated, a Fund or underlying fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund or underlying fund's foreign investments since their last closing prices were calculated on their primary securities markets or exchanges. When a Fund or an underlying fund uses fair value pricing, the values assigned to the Fund’s foreign equity investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
In addition to performing the fair value determinations, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
Redemptions
A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent. Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents. However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit, to
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meet redemption requests if consistent with management of the Fund, or in stressed market conditions. Under extraordinary circumstances, a Fund in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by a Fund directly to an account holder (“redemption in-kind”).
A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
In-Kind Redemptions
The Funds generally plan to redeem their shares for cash with the following exceptions. As described in the Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder as a redemption in-kind. Redemptions in-kind generally will be pro-rata slices of a Fund’s portfolio or a representative basket of securities. Redemptions in-kind may also be used in stressed market conditions.
The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of a Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request–thus limiting the potential adverse effect on the distributing Fund’s net asset value.
Additional Information
Description of Shares
The Second Amended and Restated Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:
Fund	Share Classes
NVIT Allspring Discovery Fund*	Class I, Class II
NVIT American Funds Asset Allocation Fund*	Class II, Class P
NVIT American Funds Bond Fund*	Class II
NVIT American Funds Global Growth Fund*	Class II
NVIT American Funds Growth Fund*	Class II
NVIT American Funds Growth-Income Fund*	Class II, Class P
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Fund	Share Classes
NVIT Amundi Multi Sector Bond Fund*	Class I
NVIT AQR Large Cap Defensive Style Fund*	Class I, Class II, Class IV, Class Y
NVIT BlackRock Equity Dividend Fund*	Class I, Class II, Class IV, Class Y
NVIT BlackRock Managed Global Allocation Fund*	Class II
NVIT BlueprintSM Aggressive Fund	Class I, Class II
NVIT BlueprintSM Balanced Fund	Class I, Class II
NVIT BlueprintSM Capital Appreciation Fund	Class I, Class II
NVIT BlueprintSM Conservative Fund	Class I, Class II
NVIT BlueprintSM Managed Growth Fund	Class I, Class II
NVIT BlueprintSM Managed Growth & Income Fund	Class I, Class II
NVIT BlueprintSM Moderate Fund	Class I, Class II
NVIT BlueprintSM Moderately Aggressive Fund	Class I, Class II
NVIT BlueprintSM Moderately Conservative Fund	Class I, Class II
NVIT BNY Mellon Core Plus Bond Fund*	Class I, Class II, Class P, Class Y
NVIT BNY Mellon Dynamic U.S. Core Fund*	Class I, Class II, Class P, Class Y
NVIT BNY Mellon Dynamic U.S. Equity Income Fund*	Class I, Class II, Class X, Class Y, Class Z
NVIT Bond Index Fund*	Class I, Class II, Class Y
NVIT Calvert Equity Fund*[1]	Class I, Class II, Class Y
NVIT Columbia Overseas Value Fund*	Class I, Class II, Class X, Class Y, Class Z
NVIT Core Bond Fund*	Class I, Class II, Class P, Class Y
NVIT DoubleLine Total Return Tactical Fund*	Class I, Class II, Class Y
NVIT Emerging Markets Fund*	Class I, Class II, Class D, Class Y
NVIT Federated High Income Bond Fund*	Class I
NVIT Government Bond Fund*	Class I, Class II, Class IV, Class P, Class Y
NVIT Government Money Market Fund*	Class I, Class II, Class IV, Class V, Class Y
NVIT GS Emerging Markets Equity Insights Fund*	Class Y
NVIT GS International Equity Insights Fund*	Class Y
NVIT GS Large Cap Equity Insights Fund*	Class Y
NVIT GS Small Cap Equity Insights Fund*	Class Y
NVIT International Equity Fund*	Class I, Class II, Class Y
NVIT International Index Fund*	Class I, Class II, Class VIII, Class Y
NVIT Investor Destinations Aggressive Fund	Class II, Class P
NVIT Investor Destinations Balanced Fund	Class II, Class P
NVIT Investor Destinations Capital Appreciation Fund	Class II, Class P, Class Z
NVIT Investor Destinations Conservative Fund	Class II, Class P
NVIT Investor Destinations Moderate Fund	Class II, Class P
NVIT Investor Destinations Moderately Aggressive Fund	Class II, Class P
NVIT Investor Destinations Moderately Conservative Fund	Class II, Class P
NVIT Investor Destinations Managed Growth Fund	Class I, Class II
NVIT Investor Destinations Managed Growth & Income Fund	Class I, Class II
NVIT iShares® Fixed Income ETF Fund*	Class II, Class Y
NVIT iShares® Global Equity ETF Fund*	Class II, Class Y
NVIT J.P. Morgan Digital Evolution Strategy Fund*	Class Y
NVIT J.P. Morgan Innovators Fund*	Class Y
NVIT J.P. Morgan Large Cap Growth Fund*	Class Y
NVIT J.P. Morgan MozaicSM Multi-Asset Fund*	Class II, Class Y
NVIT J.P. Morgan U.S. Equity Fund*	Class II, Class Y
NVIT J.P. Morgan US Technology Leaders Fund*	Class Y
NVIT Jacobs Levy Large Cap Core Fund*[2]	Class I, Class II
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Fund	Share Classes
NVIT Jacobs Levy Large Cap Growth Fund*	Class I, Class II
NVIT Loomis Short Term Bond Fund*[3]	Class I, Class II, Class P, Class Y
NVIT Managed American Funds Asset Allocation Fund*	Class II, Class Z
NVIT Managed American Funds Growth-Income Fund*	Class II
NVIT Mid Cap Index Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Value Fund*	Class I, Class II
NVIT Multi-Manager Small Cap Growth Fund*	Class I, Class II
NVIT Multi-Manager Small Cap Value Fund*	Class I, Class II, Class IV
NVIT Multi-Manager Small Company Fund*	Class I, Class II, Class IV
NVIT NS Partners International Focused Growth Fund*[4]	Class I, Class II
NVIT Real Estate Fund*	Class I, Class II
NVIT S&P 500® 1-Year Buffer Fund Jan*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Feb*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Mar*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Apr*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund May*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund June*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund July*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Aug*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Sept*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Oct*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Nov*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Dec*	Class II, Class Y
NVIT S&P 500® 5-Year Buffer Fund Q1*	Class II, Class Y
NVIT S&P 500® 5-Year Buffer Fund Q2*	Class II, Class Y
NVIT S&P 500® 5-Year Buffer Fund Q3*	Class II, Class Y
NVIT S&P 500® 5-Year Buffer Fund Q4*	Class II, Class Y
NVIT S&P 500 Index Fund*	Class I, Class II, Class IV, Class Y
NVIT Small Cap Index Fund*	Class II, Class Y
NVIT U.S. 130/30 Equity Fund*	Class Y
*
Information on these Funds is contained in a separate Statement(s) of Additional Information.
1
Name change effective March 6, 2023. Formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund.
2
Name change effective February 21, 2023. Formerly, NVIT Neuberger Berman Multi Cap Opportunities Fund.
3
Name change effective March 20, 2023. Formerly, NVIT Short Term Bond Fund.
4
Name change effective July 18, 2022. Formerly, NVIT AllianzGI International Growth Fund.
You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
Voting Rights
Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Second Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Second Amended and Restated Declaration of Trust without the vote or consent of shareholders to:
(1)
designate series of the Trust; or
(2)
change the name of the Trust; or
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(3)
apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Second Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.
An annual or special meeting of shareholders to conduct necessary business is not required by the Second Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Second Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Rule 12b-1 Plan.
With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.
Tax Status
The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life insurance policy or variable annuity contract (“variable contract”).
This “Tax Status” section and the “Other Tax Consequences,” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.
Different tax rules may apply depending on how an Underlying Fund in which the Fund invests is organized for federal income tax purposes. The Fund invests in Underlying Funds organized as corporations and treated as regulated investment companies for federal income tax purposes. These rules could affect the amount, timing or character of the income distributed to shareholders of the Fund.
Unless otherwise indicated, the discussion below with respect to the Fund includes its pro rata share of the dividends and distributions paid by an Underlying Fund. In addition, unless otherwise indicated, the tax consequences described below in respect of the Fund’s investments apply to any investments made directly by the Fund and to any investments made by an Underlying Fund that is a regulated investment company.
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Taxation of the Fund
The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
•Distribution Requirement— the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
•Income Requirement— the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.
•Asset Diversification Test— the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
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Fund-of-Funds. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds and changes in asset allocations may result in distributions to shareholders of ordinary income or capital gains. The Fund generally will not be able to currently offset gains realized by one Underlying Fund in which it invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, unless the Fund is a qualified fund-of-funds discussed below, the Fund (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Taxation of Fund Distributions— Pass-Through of Foreign Tax Credits” below) and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund. Dividends paid by the Fund from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax. However, the Fund is eligible to pass-through to shareholders dividends eligible for the corporate dividends-received deduction earned by an Underlying Fund (see, “Taxation of Fund Distributions— Dividends-Received Deduction for Corporations” below). A qualified fund-of-funds, i.e., a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.
Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.
The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions— Distributions of Capital Gains” below). A “qualified late year loss” includes:
(i)
any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and
(ii)
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income
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that are not described in the preceding sentence. Since the Fund has a fiscal year ending in December, the amount of qualified late-year losses (if any) is computed without regard to any items of ordinary income or losses that are incurred after December 31 of the taxable year.
Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g. insurance dedicated fund-of-funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.
Special Rules Applicable to Variable Contracts
The Fund intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract owners (rather than the insurance company) will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund intends to comply with these diversification requirements.
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Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For the purposes of clause (b), all securities of the same issuer are considered a single investment, each agency or instrumentality of the U.S. government is treated as a separate issuer of securities, and a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer of securities.
Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if–
•All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and
•Public access to such investment company is available exclusively through the purchase of a variable contract.
As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund-of-funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “closed fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any Underlying Fund that is a closed fund in which the Fund invests, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.
For a variable contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract owner should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract owner were considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract owner’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.
The IRS may consider several factors in determining whether a contract owner has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC's investment strategies are sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.
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Another factor that the IRS examines concerns actions of contract owners. Under the IRS pronouncements, a contract owner may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract owner thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract owner. Furthermore, under the IRS pronouncements, a contract owner may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.
The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objective or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
Other Tax Consequences
Taxation of Fund Distributions
The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.
Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund also may recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends-received deduction. See the discussion below under the heading, “Dividends-Received Deduction for Corporations.”
Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be distributable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be distributable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund-of-funds, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their
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taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions—Securities Lending” below.
Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code (Under the TCJA, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017). Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.
Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
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Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to shareholders, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a
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fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund.While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.
86

Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
TAX CONSEQUENCES TO SHAREHOLDERS
Since shareholders of the Fund will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
Major Shareholders
To the extent NFA and its affiliates (including Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York) directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Funds' shares.
Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, are located at One Nationwide Plaza, Columbus, Ohio 43215. Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York are located at 10350 Ormsby Park Place, Louisville, Kentucky 40223. Each of NFA, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.
As of March 24, 2023, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.
As of March 24, 2023, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation and other agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.
87

APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.
The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.
Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.
2.
Nature of and provisions of the obligation.
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.
INVESTMENT GRADE
AAA	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.
AA	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.
A
Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
BB
Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B
Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

A-1

CCC
Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.
C	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS
Aaa	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.
A	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.
Baa	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.
Ba	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Bonds which are rated B are considered speculative and are subject to high credit risk.
Caa	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.
C	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.
STATE AND MUNICIPAL NOTES
Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:
MIG-1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG-3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative grade credit quality and may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
A-2

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.
AAA
Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA
Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A
Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB
Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB
Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C
Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’
rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D
Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative.
‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
A-3

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1
This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3
Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.
C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
The following criteria will be used in making the assessment:
1.
Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.
2.
Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:
SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
MOODY’S SHORT-TERM RATINGS
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
A-4

Issuers rated Not Prime do not fall within any of the Prime rating categories.
MOODY’S NOTE RATINGS
MIG 1/VMIG 1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash- flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.
F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.
F-1	Best quality, indicating strong capacity to meet financial commitments.
F-2	Good quality with satisfactory capacity to meet financial commitments.
F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.
B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.
C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.
D	In default and has failed to meet its financial commitments.
A-5

APPENDIX B
PROXY VOTING GUIDELINES SUMMARIES
NATIONWIDE FUND ADVISORS
GENERAL
The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser, who in turn may, and typically does, delegate such authority to each Fund’s subadviser(s), as applicable, (unless the investment adviser has entered into specific voting arrangements with the subadviser(s)), some of which advisers and subadvisers use an independent service provider, as described below.
Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).
Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.
The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.
The proxy voting records of the Funds are available to shareholders on the Trust’s website, https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, and the SEC’s EDGAR database on its website, sec.gov.
HOW PROXIES ARE VOTED
NFA has delegated to Institutional Shareholder Services Inc. (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.
Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. ISS also provides NFA with any additional solicitation materials filed by an issuer in response to any ISS recommendation. NFA’s Proxy Voting Committee evaluates any such additional information provided by ISS and uses its best judgement in voting proxies on behalf of Client Accounts. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA’s Proxy Voting Committee will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.
B-1

CONFLICTS OF INTEREST
NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
NFA shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities -- except, in regard to a sub-advised Fund, for those proxy votes that a subadviser (retained to manage the sub-advised Fund and overseen by NFA) has determined could materially affect the security on loan. The Firm will seek to have the appropriate Subadviser(s) vote those proxies relating to securities on loan that are held by a Sub-advised Nationwide Fund that the Subadviser(s) has determined could materially affect the security on loan.
DELEGATION OF PROXY VOTING TO SUBADVISERS TO FUNDS
For any Fund, or portion of a Fund that is directly managed by a subadviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that subadviser. Each subadviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described elsewhere in this Appendix B. Each subadviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) managed by the subadviser were voted in accordance with the subadviser’s proxy voting policies as provided to NFA, unless NFA has entered into specific voting arrangements with the subadviser; (2) there have been no material changes to the subadviser’s proxy voting policies; and (3) all proxies voted by the subadviser were cast as intended.
ISS’ 2022 U.S. Proxy Voting Concise Guidelines
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
•Independent directors comprise 50 percent or less of the board;
•The non-independent director serves on the audit, compensation, or nominating committee;
B-2

•The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
•The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•Medical issues/illness;
•Family emergencies; and
•Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:
•Sit on more than five public company boards; or
•Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards4.
Gender Diversity:
For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was a woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.
This policy will also apply for companies not in the Russell 3000 and S&P 1500 indices, effective for meetings on or after Feb. 1, 2023.
Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
•The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
•Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•Rationale provided in the proxy statement for the level of implementation;
•The subject matter of the proposal;
•The level of support for and opposition to the resolution in past meetings;
B-3

•Actions taken by the board in response to the majority vote and its engagement with shareholders;
•The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•Other factors as appropriate.
•The board failed to act on takeover offers where the majority of shares are tendered;
•At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
•The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
•The company's response, including:
•Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•Other recent compensation actions taken by the company;
•Whether the issues raised are recurring or isolated;
•The company's ownership structure; and
•Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
•The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
•The company has a poison pill that was not approved by shareholders6. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote);
•The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
•The pill, whether short-term7 or long-term, has a deadhand or slowhand feature.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
•A classified board structure;
•A supermajority vote requirement;
•Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
•The inability of shareholders to call special meetings;
•The inability of shareholders to act by written consent;
•A multi-class capital structure; and/or
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•A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
•The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
•Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
•The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•The company's ownership structure;
•The company's existing governance provisions;
•The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
•Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case- by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
•Classified the board;
•Adopted supermajority vote requirements to amend the bylaws or charter; or
•Eliminated shareholders' ability to amend bylaws.
Unequal Voting Rights
Problematic Capital Structure - Newly Public Companies: For 2022, for newly public companies8, generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.
Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed, removed, or subject to a newly added reasonable sunset.
Common Stock Capital Structure with Unequal Voting Rights: Starting Feb 1, 2023, generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights9.
Exceptions to this policy will generally be limited to:
•Newly-public companies8 with a sunset provision of no more than seven years from the date of going public;
•Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
•Situations where the unequal voting rights are considered de minimis; or
•The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
Problematic Governance Structure - Newly Public Companies: For newly public companies8, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
•Supermajority vote requirements to amend the bylaws or charter;
•A classified board structure; or
•Other egregious provisions.
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A reasonable sunset provision will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
•The presence of a shareholder proposal addressing the same issue on the same ballot;
•The board's rationale for seeking ratification;
•Disclosure of actions to be taken by the board should the ratification proposal fail;
•Disclosure of shareholder engagement regarding the board’s ratification request;
•The level of impairment to shareholders' rights caused by the existing provision;
•The history of management and shareholder proposals on the provision at the company’s past meetings;
•Whether the current provision was adopted in response to the shareholder proposal;
•The company's ownership structure; and
•Previous use of ratification proposals to exclude shareholder proposals.
Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
•The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
•The non-audit fees paid to the auditor are excessive;
•The company receives an adverse opinion on the company’s financial statements from its auditor; or
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
•Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•The company maintains significant problematic pay practices; or
•The board exhibits a significant level of poor communication and responsiveness to shareholders.
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Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
•The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
•The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
•The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
•The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
•Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
•Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
•Any other relevant factors.
Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.
For 2022, minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in compliance:
Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
•Board governance measures;
•Corporate strategy;
•Risk management analyses; and
•Metrics and targets.
•Appropriate GHG emissions reduction targets.
For 2022, “appropriate GHG emissions reductions targets” will be any well-defined GHG reduction targets. Targets for Scope 3 emissions will not be required for 2022 but the targets should cover at least a significant portion of the company’s direct emissions. Expectations about what constitutes “minimum steps to mitigate risks related to climate change” will increase over time.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
•Material failures of governance, stewardship, risk oversight11, or fiduciary responsibilities at the company;
•Failure to replace management as appropriate; or
•Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
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Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
•Long-term financial performance of the company relative to its industry;
•Management’s track record;
•Background to the contested election;
•Nominee qualifications and any compensatory arrangements;
•Strategic plan of dissident slate and quality of the critique against management;
•Likelihood that the proposed goals and objectives can be achieved (both slates); and
•Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
Other Board-Related Proposals
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
•The scope and rationale of the proposal;
•The company's current board leadership structure;
•The company's governance structure and practices;
•Company performance; and
•Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
•A majority non-independent board and/or the presence of non-independent directors on key board committees;
•A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
•The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
•Evidence that the board has failed to oversee and address material risks facing the company;
•A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
•Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
SHAREHOLDER RIGHTS & DEFENSES
Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
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Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
•Shareholders' current right to act by written consent;
•The consent threshold;
•The inclusion of exclusionary or prohibitive language;
•Investor ownership structure; and
•Shareholder support of, and management's response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
•A majority vote standard in uncontested director elections;
•No non-shareholder-approved pill; and
•An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•Shareholders’ current right to call special meetings;
•Minimum ownership threshold necessary to call special meetings (10 percent preferred);
•The inclusion of exclusionary or prohibitive language;
•Investor ownership structure; and
•Shareholder support of, and management’s response to, previous shareholder proposals.
Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
•Scope and rationale of the proposal; and
•Concerns identified with the company’s prior meeting practices.
CAPITAL/RESTRUCTURING
Common Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
•If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
•If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
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•In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
•The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
•On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
•The company has a non-shareholder approved poison pill (including an NOL pill); or
•The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
•In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
•The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
•A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
•twice the amount needed to support the transactions on the ballot, and
•the allowable increase as calculated for general issuances above.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
•Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of
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the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
•Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
•Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
•Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
•Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
•Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
•Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
•There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•The company maintains significant problematic pay practices;
•The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
•The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
•The situation is egregious.
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Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:
1. Peer Group15 Alignment:
•The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
•The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
•The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2. Absolute Alignment16 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years– i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•The ratio of performance- to time-based incentive awards;
•The overall ratio of performance-based compensation to fixed or discretionary pay;
•The rigor of performance goals;
•The complexity and risks around pay program design;
•The transparency and clarity of disclosure;
•The company's peer group benchmarking practices;
•Financial/operational results, both absolute and relative to peers;
•Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•Realizable pay17 compared to grant pay; and
•Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
•Problematic practices related to non-performance-based compensation elements;
•Incentives that may motivate excessive risk-taking or present a windfall risk; and
•Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
•Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•Extraordinary perquisites or tax gross-ups;
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•New or materially amended agreements that provide for:
•Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
•CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
•CIC excise tax gross-up entitlements (including “modified” gross-ups);
•Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
•Liberal CIC definition combined with any single-trigger CIC benefits;
•Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
•Any other provision or practice deemed to be egregious and present a significant risk to investors.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
•Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•Duration of options backdating;
•Size of restatement due to options backdating;
•Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
•Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•Other recent compensation actions taken by the company;
•Whether the issues raised are recurring or isolated;
•The company's ownership structure; and
•Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
•SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•SVT based only on new shares requested plus shares remaining for future grants.
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Plan Features:
•Quality of disclosure around vesting upon a change in control (CIC);
•Discretionary vesting authority;
•Liberal share recycling on various award types;
•Lack of minimum vesting period for grants made under the plan;
•Dividends payable prior to award vesting.
Grant Practices:
•The company’s three-year burn rate relative to its industry/market cap peers;
•Vesting requirements in CEO’s recent equity grants (3-year look-back);
•The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
•Whether the company maintains a sufficient claw-back policy;
•Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
•Awards may vest in connection with a liberal change-of-control definition;
•The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it– for NYSE and Nasdaq listed companies– or by not prohibiting it when the company has a history of repricing– for non-listed companies);
•The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
•The plan is excessively dilutive to shareholders’ holdings;
•The plan contains an evergreen (automatic share replenishment) feature; or
•Any other plan features are determined to have a significant negative impact on shareholder interests.
SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
•If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
•The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
•If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
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Say on Climate (SoC) Management Proposals
General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:
•The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
•Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
•The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
•Whether the company has sought and received third-party approval that its targets are science-based;
•Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
•Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
•Whether the company’s climate data has received third-party assurance;
•Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
•Whether there are specific industry decarbonization challenges; and
•The company’s related commitment, disclosure, and performance compared to its industry peers.
Say on Climate (SoC) Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
•The completeness and rigor of the company’s climate-related disclosure;
•The company’s actual GHG emissions performance;
•Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
•Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
•Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•The company's level of disclosure compared to industry peers; and
•Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•The company's level of disclosure is comparable to that of industry peers; and
•There are no significant controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•Whether the company provides disclosure of year-over-year GHG emissions performance data;
B-15

•Whether company disclosure lags behind industry peers;
•The company's actual GHG emissions performance;
•The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
•Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
•The company’s established process or framework for addressing racial inequity and discrimination internally;
•Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
•Whether the company has engaged with impacted communities, stakeholders, and civil rights experts,
•The company’s track record in recent years of racial justice measures and outreach externally;
•Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination; and
•Whether the company’s actions are aligned with market norms on civil rights, and racial or ethnic diversity.
FOOTNOTES
1
A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2
In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3
Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
4
Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (˃50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
5
Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
6
Public shareholders only, approval prior to a company’s becoming public is insufficient.
7
If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
8
Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
9
This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
10
For 2022, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
11
Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
12
“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
13
Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
14
The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
15
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
16
Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
17
ISS research reports include realizable pay for S&P1500 companies.
18
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
19
Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.
B-16

Appendix C
Portfolio Managers
INVESTMENTS IN EACH FUND
Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2022[1]
Nationwide Fund Advisors
Christopher C. Graham	NVIT BlueprintSM Aggressive Fund	None
	NVIT BlueprintSM Moderately Aggressive Fund	None
	NVIT BlueprintSM Capital Appreciation Fund	None
	NVIT BlueprintSM Moderate Fund	None
	NVIT BlueprintSM Balanced Fund	None
	NVIT BlueprintSM Moderately Conservative Fund	None
	NVIT BlueprintSM Conservative Fund	None
	NVIT Investor Destinations Aggressive Fund	None
	NVIT Investor Destinations Moderately Aggressive Fund	None
	NVIT Investor Destinations Capital Appreciation Fund	None
	NVIT Investor Destinations Moderate Fund	None
	NVIT Investor Destinations Balanced Fund	None
	NVIT Investor Destinations Moderately Conservative Fund	None
	NVIT Investor Destinations Conservative Fund	None
Keith P. Robinette, CFA	NVIT BlueprintSM Aggressive Fund	None
	NVIT BlueprintSM Moderately Aggressive Fund	None
	NVIT BlueprintSM Capital Appreciation Fund	None
	NVIT BlueprintSM Moderate Fund	None
	NVIT BlueprintSM Balanced Fund	None
	NVIT BlueprintSM Moderately Conservative Fund	None
	NVIT BlueprintSM Conservative Fund	None
	NVIT Investor Destinations Aggressive Fund	None
	NVIT Investor Destinations Moderately Aggressive Fund	None
	NVIT Investor Destinations Capital Appreciation Fund	None
	NVIT Investor Destinations Moderate Fund	None
	NVIT Investor Destinations Balanced Fund	None
	NVIT Investor Destinations Moderately Conservative Fund	None
	NVIT Investor Destinations Conservative Fund	None
C-1

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2022[1]
Andrew Urban, CFA	NVIT BlueprintSM Aggressive Fund	None
	NVIT BlueprintSM Moderately Aggressive Fund	None
	NVIT BlueprintSM Capital Appreciation Fund	None
	NVIT BlueprintSM Moderate Fund	None
	NVIT BlueprintSM Balanced Fund	None
	NVIT BlueprintSM Moderately Conservative Fund	None
	NVIT BlueprintSM Conservative Fund	None
	NVIT Investor Destinations Aggressive Fund	None
	NVIT Investor Destinations Moderately Aggressive Fund	None
	NVIT Investor Destinations Capital Appreciation Fund	None
	NVIT Investor Destinations Moderate Fund	None
	NVIT Investor Destinations Balanced Fund	None
	NVIT Investor Destinations Moderately Conservative Fund	None
	NVIT Investor Destinations Conservative Fund	None
1
This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.
DESCRIPTION OF COMPENSATION STRUCTURE
Nationwide Fund Advisors (“NFA”)
NFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of all of their NFA responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.
Each portfolio manager is paid a base salary that NFA believes is industry competitive in light of the portfolio manager’s experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include the financial performance of NFA or its parent company. Fund performance is not a specific factor in determining a portfolio manager’s compensation. Also significant in annual compensation determinations are subjective factors as identified by NFA’s Chief Executive Officer or such other managers as may be appropriate. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.
Certain portfolio managers also are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, NFA’s ultimate parent company. Such plan affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all NFA employees.
C-2

OTHER MANAGED ACCOUNTS
The following chart summarizes information regarding accounts, including the Fund(s), for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.
Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category as of December 31, 2022
Nationwide Fund Advisors
Christopher C. Graham

Keith P. Robinette, CFA

Andrew Urban, CFA

POTENTIAL CONFLICTS OF INTEREST
Nationwide Fund Advisors
It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Funds on the one hand, and other accounts or activities for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises or activities in which he participates. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts or products, a portfolio manager may take action with respect to another account or product that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
C-3

Appendix D
5% Shareholders
Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership
[TO BE PROVIDED]
D-1

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2023
NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BlackRock Managed Global Allocation Fund Class II	NVIT Investor Destinations Managed Growth & Income Fund Class I Class II
NVIT BlueprintSM Managed Growth Fund Class I Class II	NVIT Managed American Funds Asset Allocation Fund Class II Class Z
NVIT BlueprintSM Managed Growth & Income Fund Class I Class II	NVIT Managed American Funds Growth-Income Fund Class II
NVIT Investor Destinations Managed Growth Fund Class I Class II
Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 85 series as of the date above. This Statement of Additional Information (“SAI”) relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).
Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus is posted on the Funds' website, https://www.nationwide.com/mutual-funds-nvit-funds.jsp, or may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 800-848-6331.
This SAI is not a prospectus but is incorporated by reference into the Prospectus for each of the Funds dated May 1, 2023. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with it.
The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the fiscal year ended December 31, 2022, included in the Trust’s Annual Report and the Financial Statements of the Trust for the period ended June 30, 2022, included in the Trust’s unaudited Semiannual Report are incorporated herein by reference. Copies of the Annual Report and Semiannual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-6331.
THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213

ii

General Information and History
Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of the state of Delaware on October 1, 2004, pursuant to a Second Amended and Restated Agreement and Declaration of Trust dated June 17, 2009 (the “Second Amended and Restated Declaration of Trust”). The Trust currently consists of 85 separate series, each with its own investment objective.
The Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Additional Information on Portfolio Instruments, Strategies and Investment Policies
The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectus discusses each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review a Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectus.
Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each Fund, including their respective Underlying Fund(s) (as defined below ).
Each Fund consists of two main components. First, a majority of each Fund’s portfolio, referred to herein as the “Core Sleeve,” operates as a “fund-of-funds,” which means that each Fund’s Core Sleeve invests primarily in other mutual funds (“Underlying Funds”). Each Fund’s Prospectus discusses the investment objectives and strategies for the Fund and identifies the Underlying Fund(s) in which each Fund may invest. Underlying Funds invest in stocks, bonds and other securities, and reflect varying amounts of potential investment risk and reward. The NVIT BlackRock Managed Global Allocation Fund (the, “BlackRock Managed Fund”) reserves the right at any time in the future, subject to the approval of the Board of Trustees of the Trust (the “Board of Trustees”), to cease operating as a fund-of-funds and invest directly in portfolio securities. The BlackRock Managed Fund’s and the NVIT Managed American Funds Growth-Income Fund’s Core Sleeves each currently invest in a single Underlying Fund. The NVIT Managed American Funds Asset Allocation Fund’s Core Sleeve currently invests in multiple Underlying Funds. The NVIT Blueprint Managed Growth Fund’s, NVIT Blueprint Managed Growth & Income Fund’s, NVIT Investor Destinations Managed Growth Fund’s and NVIT Investor Destinations Managed Growth & Income Fund's (collectively, the “Managed Volatility Funds”) Core Sleeve allocates its assets among the different Underlying Funds, and each Core Sleeve is permitted to invest in the Nationwide Contract (described in more detail below). The remainder of each Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that invest in such securities) or is held in cash. In an attempt to control the volatility of a Fund’s portfolio over a full market cycle, each Fund buys and sells stock index futures, which are derivatives. A Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. For each Fund, the combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer a particular investment option, blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay may result in underperformance or losses greater than if a Fund did not implement the Volatility Overlay.
The following is a list of the Underlying Funds in which the NVIT Managed American Funds Growth-Income Fund and the NVIT Managed American Funds Asset Allocation Fund (collectively, the “Managed American Funds”) may currently invest. The Managed American Funds invest primarily in unaffiliated Underlying Funds, which are sponsored and advised by Capital Research and Management CompanySM and are series of American Funds® or American Funds Insurance Series®. This list may be updated from time to time without notice to shareholders. Each of the Underlying Funds is described briefly in the Funds’ Prospectus.
American Funds® American Balanced Fund®
American Funds® The Bond Fund of America®
American Funds Insurance Series® Asset Allocation Fund
American Funds Insurance Series® Growth Fund
American Funds Insurance Series® Growth-Income Fund
1

American Funds Insurance Series® U.S. Government Securities Fund®
American Funds Insurance Series® Washington Mutual Investors FundSM
The BlackRock Managed Fund invests in the BlackRock Global Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (the “Underlying Fund”). This may be updated from time to time. BlackRock Advisors, LLC (“BlackRock”) serves as the investment adviser to the Underlying Fund. The Underlying Fund is described in its own prospectus, which may be updated from time to time.
The following is a list of the underlying mutual funds that are part of the Nationwide group of funds (the “Nationwide Funds”) in which the Managed Volatility Funds may currently invest. The Managed Volatility Funds may also invest in unaffiliated funds. This list may be updated from time to time. Nationwide Fund Advisors (“NFA” or the “Adviser”) has employed a subadviser(s) for each Underlying Fund listed below. Each of the Underlying Funds is described in its respective Prospectus.
[To be provided]
For purposes of this section, the term “Fund” includes any Underlying Fund in which the Funds invest.
Fund-of-Funds Investing
Each Fund’s Core Sleeve operates as a “fund-of-funds” that seeks to meet its respective objective by investing primarily in shares of other investment companies, including affiliated investment companies. The Trust relies on Rule 12d1-4 under the 1940 Act which generally permits, subject to the conditions stated in the rule, the Funds to invest up to 100% of their respective assets in shares of other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by a Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.
Core Sleeve Investment Strategies
First, NFA determines how much each Fund allocates between the Core Sleeve and the Volatility Overlay, and how to allocate the assets of the Core Sleeve among different asset classes. NFA bases these decisions on each Fund’s anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. Second, once the asset allocation is determined, NFA selects the Underlying Funds. The BlackRock Managed Fund and the NVIT Managed American Funds Growth-Income Fund each currently invests its respective Core Sleeve in a single Underlying Fund. In general, a Fund may not invest in all Underlying Funds identified in the Prospectus or this SAI, but instead may select a limited number of Underlying Funds considered most appropriate for each Fund’s investment objective. In selecting Underlying Funds, NFA considers a variety of factors in the context of current economic and market conditions, including an Underlying Fund’s investment strategy, risk profile and historical performance.
The potential rewards and risks associated with each Fund depend on both the asset class allocation and the chosen mix of Underlying Funds. NFA periodically reviews asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in seeking to meet the investment objective of each Fund.
The investment performance of each Fund is directly related to the investment performance of the Underlying Funds. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund’s assets among the Underlying Funds and the ability of an Underlying Fund to meet its own investment objective. It is possible that an Underlying Fund will fail to execute its investment strategies effectively. As a result, an Underlying Fund may not meet its investment objective, which would affect a Fund’s investment performance. There can be no assurance that the investment objective of any Fund or any Underlying Fund will be achieved. Further, any changes made in the Underlying Funds, such as changes in investment objectives or strategies, may affect the performance of the Funds that invest in the Underlying Funds.
2

Many of the Underlying Funds in which the NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund invest, such as index funds and index exchange-traded funds (“ETFs”), follow “passive” investment strategies. Unlike active managers, portfolio managers that follow passive investment strategies do not buy or sell securities based on analysis of economic, market or individual security analysis. Instead, the portfolio managers of these Underlying Funds seek to assemble portfolios of securities expected to approximately match the performance of specifically designated indices. The portfolio managers generally make changes to such Underlying Fund portfolio holdings only as needed to maintain alignment with the respective index. A potential benefit of passively managed index funds is low shareholder expenses, which may enhance returns.
Asset-Based Securities
The BlackRock Managed Fund may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” The Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the portfolio management has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the Fund’s portfolio management may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Fund presently does not intend to invest directly in natural resource assets, the Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.
Precious Metals-Related Securities. The Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metals-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metals prices during such periods. In addition, the instability of precious metals prices may result in volatile earnings of precious metals-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.
Bank and Corporate Loans
Each of the Funds may invest in bank or corporate loans. Bank or corporate loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the
3

Loans, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. A Fund may enter into Participations and Assignments on a forward commitment or “when issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when issued securities, see “When Issued Securities and Delayed-Delivery Transactions” below.
A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore a Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by a Fund’s subadviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase.
Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.
The Loans in which a Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
In certain circumstances, Loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as a Fund, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
Borrowing
Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1∕3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the U.S. Securities and Exchange Commission (“SEC”) to be permitted “senior securities,” each Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions
4

will be reduced. In the latter case, a Fund’s portfolio management in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s portfolio management from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Brady Bonds
Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's portfolio management may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the portfolio management’s expectations with respect to Brady Bonds will be realized.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are
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considered speculative. Each Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
The cash flows from the CDO trust are split generally into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but generally are safer investments than more junior tranches because, should there be any default, senior tranches typically are paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the subadviser under liquidity policies approved by the Board of Trustees. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically senior loans, the assets also may include: (i) unsecured loans, (ii) other debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in senior loans. When investing in CLOs, a Fund will not invest in equity tranches, which are the lowest tranche. However, a Fund may invest in lower debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, a Fund may invest in CLOs consisting primarily of individual senior loans of borrowers and not repackaged CLO obligations from other high risk pools. The underlying senior loans purchased by CLOs generally are performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of a Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims. Holders of CLOs bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.
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A Fund may have the right to receive payments only from the CLOs, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain CLOs enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in CLOs generally pay their share of the CLO’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying a CLO will rise or fall, these prices (and, therefore, the prices of CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLOs owned by a Fund.
Certain CLOs may be thinly traded or have a limited trading market. CLOs typically are offered and sold privately. As a result, investments in CLOs may be characterized by a Fund as illiquid securities. In addition to the general risks associated with debt securities discussed below, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Commodities
The Underlying Fund that the BlackRock Managed Fund invests in seeks to provide exposure to the investment returns of physical assets that trade in the commodity markets through investments in commodity-linked derivative instruments and investment vehicles, such as ETFs, that exclusively invest in commodities, which are designed to provide this exposure without direct investment in “physical commodities” or commodities futures contracts. “Physical commodities,” as used in this SAI, refer to assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Underlying Fund’s adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by the Underlying Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivatives securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities.
Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Underlying Fund’s commodities investments may be expected to underperform an investment in traditional securities. Over the long-term, the returns on the Underlying Fund’s commodities investments are expected to exhibit low or negative correlation with stocks and bonds.
Because commodity-linked derivative securities are available from a relatively small number of issuers, the Underlying Fund’s investments in commodity-linked derivative securities are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer also may serve as counterparty to a substantial number of the Underlying Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations. The Underlying Fund also may invest in shares of one or more money market funds pending investment of cash balances, in anticipation of possible redemptions, or in order to make margin payments.
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Debt Obligations
Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long-term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.
Recent market data indicates that primary dealer inventories of corporate bonds appear to be at an all-time low, relative to the market size. A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed-income markets.
Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact a Fund’s operations and return potential.
Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term-to-maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.
Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s portfolio management will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.
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The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
Low or Negative Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank.
If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates including, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.
Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Fund’s portfolio securities, but the Fund also relies upon the independent advice of its portfolio management to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the portfolio management.
Subsequent to the purchase of securities by a Fund, the issuer of the securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s portfolio management will consider such events in its determination of whether the Fund should continue to hold the securities.
In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
Derivative Instruments
The Funds or Underlying Funds may use instruments referred to as derivative instruments (“derivatives”). A derivative is a financial instrument the value of which is derived from a security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging purposes. Certain Funds, as noted in their respective Prospectuses, also may use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative
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purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Depending on the change in the value of the underlying asset, the potential for loss may be limitless. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). NFA, although registered as a commodity pool operator, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Funds and, therefore, is not subject to regulation as a commodity pool operator under the CEA with respect to the Funds.
In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which imposes new requirements and restrictions on the Funds' use of derivatives and eliminates the asset segregation framework previously used by funds, including the Funds, to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which a Fund may be exposed through certain derivative instruments that may oblige the Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, the Funds' investment in such derivatives is limited through a value-at-risk or “VaR” test. Funds whose use of such derivatives is more than a limited specified exposure amount are required to establish and maintain a derivatives risk management program, subject to oversight by the Board of Trustees of the Trust (“Board of Trustees”), and appoint a derivatives risk manager to implement such program. To the extent a Fund’s compliance with Rule 18f-4 changes how the Fund uses derivatives, Rule 18f-4 may adversely affect the Fund’s performance and/or increase costs related to the Fund’s use of derivatives.
Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.
(1)
Successful use of most derivatives depends upon a Fund’s portfolio management’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.
(2)
There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.
(3)
Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s portfolio management projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, a Fund could suffer a loss.
(4)
As described below, a Fund might be required to make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its
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positions in such derivatives, it might be required to continue to make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.
For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Other Tax Consequences” in this SAI.
Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options can serve as a long hedge (i.e., taking a long position in the underlying security), and the purchase of put options can serve as a short hedge (i.e., taking a short position in the underlying security). Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.
The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can be exercised only at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.
A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
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If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.
A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.
The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.
An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.
Options on Government National Mortgage Association (“GNMA”) Certificates have unique characteristics. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the BlackRock Managed Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”
A GNMA Certificate held by the BlackRock Managed Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When the Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.
Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option.
Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s portfolio management believes it is more advantageous to a Fund than purchasing the futures contract.
To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index,
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and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.
A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset, commodity or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
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Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.
A Fund that enters into a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. A Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.
Commodity Futures Contracts. The BlackRock Managed Fund may engage in transactions in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
•    Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
•    Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
•    Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on the value of commodity futures contracts.
Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund also may invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds
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may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)
Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
Structured Notes. A Fund or Underlying Fund may use structured notes to pursue its objective. Structured notes generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security or asset. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
With respect to structured notes, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also “Additional Information on Portfolio Instruments, Strategies and Investment Policies— Restricted, Non-Publicly Traded and Illiquid Securities.”
Swap Agreements. The Funds may enter into securities index, interest rate, total return, currency exchange rate or single/multiple security swap agreements for any lawful purpose consistent with the Fund’s investment objective, such as (but not limited to) for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase or decrease in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities, such as a selection of particular securities or those representing a particular index. Swap agreements may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, with respect to swaps that have been designated by the CFTC for mandatory clearing (cleared swaps), through an FCM and cleared through a clearinghouse that serves as a central counterparty. See “Uncleared Swaps” and “Cleared Swaps” below for additional explanation of cleared and uncleared swaps. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the
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other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. See “Swaps regulation” below.
The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund). Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.
Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund’s portfolio management’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments, replicate a particular benchmark index, or otherwise achieve the intended results. Swap agreements, especially OTC uncleared swap agreements, may be considered to be illiquid.
Swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements in swap transactions; (4) position limits and large trader reporting requirements; and (5) recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has adopted rules implementing most of the swap regulations dictated by the Dodd-Frank Act. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
A Fund will enter uncleared swap agreements only with counterparties that the Fund’s portfolio management reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
Cleared swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.
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In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.
When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
CFTC rules require the trading and execution of certain cleared swaps on Swap Execution Facilities (“SEFs”), which are trading systems on platforms in which multiple participants have the ability to execute or trade swaps by accepting bids and offers made by multiple participants on the facility or system, through any means of interstate commerce. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.
Risks of cleared swaps. As noted above, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.
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Finally, the Funds are subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Equity Swaps. The Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including (but not limited to) circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Until equity swaps are designated for central clearing, the counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Funds the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Funds may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Funds on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Funds on the notional amount. In other cases, the counterparty and the Funds may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Funds' risk of loss consists of the net amount of payments that the Funds are contractually entitled to receive, if any.
Credit Default Swaps. A Fund may enter into credit default swap contracts for any lawful purpose consistent with such Funds' investment objectives, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread (e.g., to create direct or synthetic short or long exposure to domestic or foreign corporate or sovereign debt securities). The Funds also may enter into credit default swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that Funds anticipate purchasing at a later date, or for other hedging purposes.
As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk–that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.
Total Rate of Return Swaps. A Fund may enter into total rate of return swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap may allow the Funds to quickly and cost effectively invest cash flows into a diversified basket of assets.
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Interest Rate Swaps. The Funds may enter into interest rate swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received, as well as the risk that the counterparty will fail to meet its obligations.
Inflation Swaps. The Funds may enter into inflation swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by a Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by a Fund from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.
Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.
The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a Fund to leverage risks or carry liquidity risks.
Foreign Currency-Related Derivative Strategies— Special Considerations. A Fund may use futures and options on futures on foreign currencies and forward currency contracts to increase returns, to manage the Fund’s average portfolio duration, or to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and also may engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund’s portfolio management believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
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There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.
Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s portfolio management believes a liquid secondary market will exist for a particular option at any specific time.
Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies in which they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in a foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.
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A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.
Non-Deliverable Forwards. A Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
The SEC and CFTC consider non-deliverable forwards as swaps, and they are therefore included in the definition of “commodity interests.” Non-deliverable forwards have historically been traded in the OTC market. However, as swaps, non-deliverable forwards may become subject to central clearing and trading on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and thus are not deemed to be commodity interests. However, such forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject NFA to CFTC registration and regulation as a commodity pool operator.
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Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in the foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain.
Distressed Securities
The BlackRock Managed Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Underlying Fund’s investment adviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.
The Fund will generally make such investments only when the subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the times at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.
Environmental, Social and Governance (“ESG”) Securities
Certain Underlying Funds may invest in securities of issuers that meet certain ESG criteria. The application of a subadviser’s ESG analysis when selecting investments may affect the Underlying Funds’ exposure to certain companies, sectors, regions, and countries and may affect the Underlying Funds’ performance depending on whether such investments are in or out of favor. Adhering to the ESG criteria and applying a subadviser’s ESG analysis may also affect the Underlying Funds’ performance relative to similar funds that do not adhere to such criteria or apply such analysis. Additionally, an Underlying Fund’s adherence to the ESG criteria and the application of the ESG analysis in connection with identifying and selecting equity investments in non-U.S. issuers, including emerging country issuers, often require subjective analysis and may be relatively more difficult than applying the ESG criteria or the ESG analysis to equity investments of U.S. issuers because data availability may be more limited or unreliable. Applying ESG criteria as an exclusionary approach to investing
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may result in an Underlying Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. The Underlying Funds may invest in companies that do not reflect the beliefs and values of any particular investor.
Exchange-Traded Notes
The Funds may invest in exchange-traded notes (“ETNs”), which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.
Floating- and Variable-Rate Securities
Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable- or adjustable-rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.
Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. Each Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as the debt securities it is otherwise allowed to purchase according to its principal investment strategies as disclosed in each Fund’s Prospectus. A Fund’s portfolio management will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.
A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.
Foreign Securities
The Funds may invest in securities of issuers located outside the United States. Funds that invest in foreign securities offer the potential for more diversification than Funds that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal
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judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.
Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund generally will have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Eurozone-Related Risk. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Fund’s shares.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism, or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences.
In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period that ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit created and may continue to create an uncertain political and economic environment in the UK and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk. Unless a Fund's Prospectus states a policy to invest only in securities denominated in U.S. dollars, a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer
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U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as a Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Investment in Emerging Markets. The Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries typically are developing and low- or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In
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the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to developed countries. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Investment in Frontier Markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.
Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
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In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. In certain countries, the block cannot be removed.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with, these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlement will take longer and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.
Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, EDRs, GDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR, GDR or NVDR representing ownership of common stock will be treated as common stock.
A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
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A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
Foreign Sovereign Debt. To the extent that a Fund invests in obligations issued by governments of developing or emerging market countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
China Investment Risk. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other economies or more established securities markets. Such risks include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Underlying Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese economy and market is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth resulting in inefficiencies and dislocations.
Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s
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predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future.
Chinese Variable Interest Entities. In China, equity ownership of companies by foreign individuals and entities is restricted or prohibited in certain sectors, such as internet, media, education and telecommunications. To circumvent these limits, starting in the early 2000s many Chinese companies, including most of the well-known Chinese Internet companies, have used a special structure known as a variable interest entity (“VIE”) to raise capital from foreign investors. In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise (“WFOE”) based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited industry in China. The contractual arrangements entered into between the WFOE and VIE (which often include powers of attorney, loan and equity pledge agreements, call option agreements and exclusive services or business cooperation agreements) are designed to allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership.
The contractual arrangements are structured to require the shell company to consolidate the VIE into its financial statements, pursuant to U.S. generally accepted accounting principles, despite the absence of equity ownership. Such consolidation provides the shell company with the ability to issue shares on a foreign exchange, such as the New York Stock Exchange or NASDAQ, often with the same name as the VIE. Accordingly, foreign investors, such as the Underlying Fund, will only own stock in the shell company rather than directly in the VIE. Further, the ability of the WFOE to easily extract profits from the VIE structure through service agreements will partially depend on the proportion of the business that can legally be conducted by the WFOE versus the VIE, which varies based on the industry.
Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Underlying Fund’s returns and net asset value. While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, they have not been formally recognized under Chinese law. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. In 2021, the Chinese government issued new guidelines that unexpectedly included a specific prohibition on the use of VIE structures by Chinese educational companies.
Further, if a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Underlying Fund’s returns and net asset value. The contractual arrangements with the VIE may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of the VIE could decide to breach the contractual arrangement and may have conflicting interests and fiduciary duties as compared to investors in the shell company. Accordingly, VIEs depend heavily on executives who are Chinese nationals and own the underlying business licenses and/or assets required to operate in China. In addition to creating “key person” succession risk, the structure can restrict the ability of outside shareholders to challenge executives for poor decision-making, weak management, or equity-eroding actions. Any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law.
Investing through Stock Connect. A Fund or an Underlying Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People's Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact a Fund's or Underlying Fund's rights with respect to the securities. There are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and a Fund or Underlying Fund may experience delays in transacting via Stock Connect. The stocks
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of Chinese companies that are owned by a Fund or Underlying Fund are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the United States and investing in emerging markets. See “Foreign Securities” above regarding investing outside the United States.
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.
Due to difficulties transacting in impacted securities, a Fund may experience challenges liquidating the applicable positions to continue to seek a Fund’s investment objective. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs.
Guarantees
An Underlying Fund may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.
Initial Public Offerings
Each Fund may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.
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Interfund Borrowing and Lending Program
Pursuant to an exemptive order issued by the SEC dated June 13, 2016, the Funds may lend money to, and borrow money for temporary purposes from, other funds advised by the Funds' investment adviser, NFA. Generally, a Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings can have a maximum duration of seven days. Loans may be called on one day’s notice. There is no assurance that a Fund will be able to borrow or lend under the program at any time, and a Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called, or not renewed.
Lending Portfolio Securities
Each Fund may lend its portfolio securities  (including shares of ETFs) to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive a reasonable rate of return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. In addition, a Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that a Fund receives may be included in calculating the Fund’s total assets. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed-rate or floating-rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company; loan participations; master notes; medium-term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium-term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.
Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements in which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.
Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed-rate or floating-rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.
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Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note generally will not exceed two years.
LIBOR Risk
The Funds may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Funds' investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Funds may also reference LIBOR.
In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the administrator of LIBOR, ICE Benchmark Administration Limited, announced its intention to cease publishing two USD LIBOR settings immediately after publication on December 31, 2021, with the majority of the USD LIBOR settings to end immediately after publication on June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates in most major currencies. The U.S. Federal Reserve, based on the recommendations of Alternative Reference Rates Committee, has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Funds to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Funds' performance or net asset value.
Master Limited Partnerships
Publicly traded master limited partnerships (“MLPs”) are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated
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unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund may purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.
Medium-Quality, Lower-Quality and High-Yield Securities
Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
Lower-Quality/High-Yield Securities. Non-investment grade debt or lower-quality/rated securities include: (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”); (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than that of issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.
As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.
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Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.
Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.
Mezzanine Investments
The BlackRock Managed Fund, consistent with its restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.
Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these
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reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association (“GNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.
Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiclass securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.
Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.
The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.
Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags
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behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.
There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
In 2012 the Federal Housing Finance Agency (“FHFA”) initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae's and Freddie Mac's overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”)) or special purpose entities, and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multiclass debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the Tax Reform Act of 1986, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.
Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.
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CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multiclass security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
A Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has
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the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Other Tax Consequences” in this SAI.
A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
TBA Commitments. The Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. See “When-Issued Securities and Delayed-Delivery Transactions” below.
Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities, though, present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.
Municipal Securities
Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) repealed the exclusion from gross income for interest paid on pre-refunded municipal securities effective for such bonds issued after December 31, 2017.
Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
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The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. A Fund's portfolio management will consider such an event in determining whether a Fund should continue to hold the obligation.
An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.
Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.
Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.
Private activity bonds. Private activity bonds (“PABs”) are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
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Nationwide Contract
Each Managed Volatility Fund may invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Life”). The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If Nationwide Life becomes unable to pay interest or repay principal under the contract, a Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. Nationwide Life could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Funds, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income.
The Funds' portfolio managers believe that the stable nature of the Nationwide Contract may reduce a Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper a Fund’s performance.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds' ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
Operational and Technology Risk/Cyber Security Risk
A Fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of a Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, a Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund's adviser, and other service providers (including, but not limited to, Fund accountants, custodians, subadvisers, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund's ability to calculate its net asset value, impediments to trading, the inability of a Fund's shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.
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In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund's operations.
The Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. Funds and their shareholders could be negatively impacted as a result.
Participation Notes
Certain Underlying Funds may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations. A Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund. However, each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. The Fund attempts to mitigate that risk by purchasing only from issuers which the subadviser deems to be creditworthy. The issuer may, but is not required to, purchase the shares of the underlying security to hedge its obligation. A Fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or a Fund exercises the participation note and closes its position, the Fund receives a payment that is based upon the then current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.
Perpetual Bonds
Certain Underlying Funds may invest in perpetual bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds may be callable after a set period of time. It is possible that one or more perpetual bonds in which a Fund invests will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.”
Preferred Stocks, Convertible Securities and Other Equity Securities
The Funds may invest in preferred stocks and other forms of convertible securities. Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
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Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.
Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.
A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS”), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following
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features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.
Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.
An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. Each Fund may hold up to 15% of its respective portfolio in illiquid securities.
Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below.
Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Contingent Convertible Securities. A contingent convertible security (“CoCo”) is a hybrid debt security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting the Fund to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
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CoCos are subject to the credit, interest rate, high-yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that the Fund may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that the Fund will receive return of principal on CoCos.
Publicly Traded Limited Partnerships and Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. A Fund may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” will be treated as “qualifying income” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Funds. See “Other Tax Consequences” below. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Put Bonds
The Funds may invest in “put” bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s portfolio management intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.
Real Estate Investment Trusts
Although the Funds will not invest in real estate directly, a Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
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REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by a Fund’s shareholders.
Redemption Fee Risk
Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Funds do not intend to engage in market timing in Underlying Fund shares. However, each Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of such Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio managers will attempt to conduct each Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio managers are not successful in minimizing their impact.
Repurchase Agreements
The Funds may enter into repurchase agreements. In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a sub-custodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Any portion of a repurchase agreement that is not collateralized fully is considered by the staff of the SEC to be a loan by the Fund. To the extent that a repurchase agreement is not collateralized fully, a Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether a Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited as collateral if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s portfolio management reviews the creditworthiness of those banks and other recognized financial institutions with which a Fund enters into repurchase agreements to evaluate these risks.
Restricted, Non-Publicly Traded and Illiquid Securities
Each Fund may not invest more than 15% (5% with respect to an underlying money market fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, a security is illiquid if it cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the
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secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market exists for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
The SEC has adopted Rule 144A, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees, a Fund’s portfolio management has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.
A Fund’s portfolio management will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Pursuant to Rule 22e-4 under the 1940 Act, a Fund assesses, manages, and periodically reviews its liquidity risk.
Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act (“Section 4(2) paper”) is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.
Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if: (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s portfolio management believes that, based on the trading markets for such security, such security can be disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Reverse Repurchase Agreements and Mortgage Dollar Rolls
A Fund or Underlying Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and
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ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.
A Fund or Underlying Fund also may invest in mortgage dollar rolls, which are arrangements in which a Fund or Underlying Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. Mortgage dollar roll transactions may be considered a borrowing by the Funds (See “Borrowing”).
Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s portfolio management believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.
Securities of Investment Companies
Exchange-Traded Funds. The Funds may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.
The shares of an ETF may be assembled in a block known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.
An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.
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Short Selling of Securities
A Fund or Underlying Fund may engage in short selling of securities consistent with their respective strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund also may have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).
A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on its portfolio management’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.
In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.
A Fund or Underlying Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).
Short-Term Instruments
The Funds may invest in short-term instruments, including money market instruments. Short-term instruments may include the following types of instruments:
•shares of money market mutual funds, including those that may be advised by a Fund’s portfolio management;
•obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation;
•obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions;
•obligations of municipalities and states, their agencies and political subdivisions;
•high-quality asset-backed commercial paper;
•repurchase agreements;
•bank or savings and loan obligations;
•high-quality commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It also may be issued by foreign issuers, such as foreign governments, states and municipalities;
•high-quality bank loan participation agreements representing obligations of corporations having a high-quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;
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•high-quality short-term corporate obligations;
•certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days;
•extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period; and
•unrated short-term debt obligations that are determined by a Fund’s portfolio management to be of comparable quality to the securities described above.
Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.
Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
Small- and Medium-Cap Companies and Emerging Growth Stocks
The Funds may invest in small- and medium-cap companies and emerging growth stocks. Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized, medium-cap and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized, medium-cap and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized, medium-cap and emerging growth companies than for larger, more established ones.
Special Situation Companies
The Funds may invest in “special situation companies,” which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably,
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would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The portfolio management of such Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
Standby Commitment Agreements
Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund may enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.
There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.
The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Strip Bonds
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.
Supranational Entities
The Funds may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.
Temporary Investments
Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents, including short-term instruments, as described herein and, subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. See also “Short-Term Instruments.”
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Tender Option Bonds
The Underlying Fund in which the BlackRock Managed Fund invests may invest in residual interest municipal tender option bonds (“TOB”), which are derivative interests in Municipal Bonds. The residual interest municipal tender option bonds in which the Fund invests pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. The Fund’s or Underlying Fund’s investment adviser will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Fund, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may invest in residual interests for the purpose of using economic leverage. Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding Municipal Bonds purchased from the Fund or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating-rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which the Fund would purchase. The short-term floating-rate interests have first priority on the cash flow from the Municipal Bonds. The Fund is paid the residual cash flow from the special purpose trust. If the Fund is the initial seller of the Municipal Bonds to the special purpose trust, it receives the proceeds from the sale of the floating-rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Fund to purchase additional Municipal Bonds or other permitted investments. If the Fund ever purchases all or a portion of the short-term floating-rate securities sold by the special purpose trust, it may surrender those short-term floating-rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Bonds owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual interests.
If the liquidity provider acquires the floating-rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Bonds owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with the Fund that will require the Fund to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Fund had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Fund is required to repurchase the Municipal Bonds it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating-rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Bonds). In order to cover any potential obligation of the Fund to the liquidity provider pursuant to this agreement, the Fund may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating-rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Bonds owned by the tender option bond trust.
The Fund may also invest in the short-term floating-rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating- or variable-rate on typically a weekly basis. These securities grant the Fund the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating- or variable-rate changes.
Investments in residual interest and floating-rate interest tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.
On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the rules were required to fully comply by July 21, 2015. These rules may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured
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or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trusts. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.
TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Fund. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.
Trust Preferred Securities
The BlackRock Managed Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.
Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.
U.S. Government Securities and U.S. Government Agency Securities
Each Fund may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.
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U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including FNMA, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and FHLMC, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.
Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.
An instrumentality of a U.S. government agency is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the FNMA.
The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund’s portfolio, cause a Fund’s daily net asset value to fluctuate.
The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.
In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. As conservator, the FHFA assumed all the powers of the shareholders, directors and officers with the goal of preserving and conserving the assets and property of FNMA and FHLMC. However, FNMA and FHLMC continue to operate legally as business corporations and FHFA has delegated to the Chief Executive Officer and Board of Directors the responsibility for much of the day-to-day operations of the companies. FNMA and FHLMC must follow the laws and regulations governing financial disclosure, including SEC requirements. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn and has accelerated in connection with the U.S. government’s response to the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due.
Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility. In addition, the high and rising national debt may adversely impact the U.S. economy and securities in which the Funds may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
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Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Each Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or manmade disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation
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may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the BlackRock Managed Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser to the Underlying Fund in which the BlackRock Managed Fund invests believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Underlying Fund seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future. Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States.
Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
The Underlying Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, foreign governments are likely to seek global investors through the privatization of their utility industries in order to attract significant capital for growth. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Underlying Fund will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost
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debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.
The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.
A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.
Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to residential, corporate and governmental customers.
Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. However, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.
Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities.
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Companies in this industry are generally mature and are experiencing little or no per capita volume growth. There may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. Favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.
Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.
Warrants and Rights
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
When-Issued Securities and Delayed-Delivery Transactions
The Funds may invest in when-issued securities and engage in delayed-delivery transactions. When securities are purchased on a “when-issued” basis or purchased for delayed delivery, payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.
When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities
The Funds may invest in zero coupon securities, step-coupon securities, PIK Bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of
57

rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.
Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Portfolio Turnover
The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates generally will result in higher brokerage expenses, and may increase the volatility of the Fund. The table below shows any significant variation in the Funds' portfolio turnover rate for the fiscal years ended December 31, 2022 and 2021, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:
Fund	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021
NVIT Investor Destinations Managed Growth & Income Fund[1]	[___]	45.26%
NVIT Investor Destinations Managed Growth Fund[1]	[___]	51.90%
NVIT Managed American Funds Asset Allocation Fund[1]	[___]	111.63%
NVIT Managed American Funds Growth-Income Fund[2]	[___]	10.09%
1The portfolio managers for the Funds are not limited by portfolio turnover in their management style, and a Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year ended December 31, 2021, the portfolio managers made more changes than they deemed necessary during fiscal year ended December 31, 2020.
2The portfolio managers for the Funds are not limited by portfolio turnover in their management style, and a Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year ended December 31, 2021, the portfolio managers made fewer changes than they deemed necessary during fiscal year ended December 31, 2020.
Investment Restrictions
The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding voting securities, whichever is less.
Each of the Funds:
•May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
•May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).
•May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
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•May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
•May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.
Each Fund except the NVIT BlackRock Managed Global Allocation Fund:
•May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.
The NVIT BlackRock Managed Global Allocation Fund:
•May not purchase or sell commodities or commodities contracts, except to the extent the Fund may do so in accordance with applicable law and as disclosed in the current Prospectus or SAI of the Fund, and without registering as a commodity pool operator under the Commodity Exchange Act.
Note, however, that the fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.
The following are the NON-FUNDAMENTAL operating policies of each of the Funds, which MAY BE CHANGED by the Board of Trustees WITHOUT SHAREHOLDER APPROVAL:
Each Fund may not:
•Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
•Purchase securities on margin, except that the Fund may use margin to the extent necessary to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.
•Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
•Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1∕3% of the Fund’s total assets.
A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1∕3% of the Fund’s total assets with respect to permissible borrowings, loans or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund
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will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
For purposes of a Fund’s fundamental concentration policy set forth above, while a Fund may not concentrate, the aggregation of holdings of the Underlying Fund may result in a Fund indirectly having concentrated assets in a particular industry or group of industries or in a single issuer. Any indirect concentration occurs as a result of the Underlying Funds following their own investment objectives and strategies.
The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.
Internal Revenue Code Restrictions
In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).
Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.
1)
A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
2)
A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
3)
A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and
4)
A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
Each U.S. government agency or instrumentality shall be treated as a separate issuer.
Insurance Law Restrictions
In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, NFA and the insurance companies may enter into agreements, required by certain state insurance departments, under which NFA may agree to use its best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
Disclosure of Portfolio Holdings
The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to
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release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.
The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:
•Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
•Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
•Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.
Each Fund posts onto the Trust’s internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-PORT within 60 days of the end of the third month of the first and third quarters of the Funds' fiscal year and on Form N-CSR on the second and fourth quarters of the Funds' fiscal year. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.
Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Leadership Team or its duly authorized delegate and will be made only when:
•a Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
•the recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
•the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.
Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.
The Funds have ongoing arrangements to distribute information about the Funds' portfolio holdings to the Funds' third-party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper); SunGard Financial Systems (Wall Street Concepts); Style Research, Inc.; Ernst & Young, LLP; Institutional Shareholder Services, Inc.; Lipper Inc., Morningstar, Inc.; Bloomberg LP; Global Trading Analytics; RiskMetrics Group, Inc.; FactSet Research Systems, Inc.; the Investment Company Institute; ICE Data Pricing & Reference Data LLC; GTA Babelfish, LLC; KPMG LLC; and, on occasion, to transition managers such as BlackRock Institutional Trust Company; Fidelity Capital Markets (a division of National Financial Services, LLC); Capital Institutional Services; State Street Bank and Trust Company; Electra Information Systems; Virtu Americas LLC; Russell Investments Implementation Services, LLC; or Macquarie Capital (USA) Inc.; where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.
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NFA conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff also will submit annually to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.
Trustees and Officers of the Trust
Management Information
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 85 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.
Independent Trustees
Kristina Junco Bradshaw
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1980	Trustee since January 2023	132
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020.
Prior to this time, Ms. Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from
June 2002 to July 2004.

Other Directorships held During the Past Five Years[2]
Board Member of Southern Smoke Foundation from August 2020 to present, Advisory Board Member of Dress for Success from April 2013 to present, Trustee/Executive Board Member of Houston Ballet from September 2011 to present and
President since July 2022, and Board Member of Hermann Park Conservancy from August 2011 to present, serving as
Board Chair since 2020.

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a Chartered Financial Analyst.

Lorn C. Davis
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1968	Trustee since January 2021	132
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From
September 1998 until May 2016, Mr. Davis originated and managed debt and equity investments for John Hancock Life
Insurance Company (U.S.A.)/Hancock Capital Management, LLC, serving as a Managing Director from September 2003 through May 2016.

Other Directorships held During the Past Five Years[2]
Board Member of Outlook Group Holdings, LLC from July 2006 to May 2016, serving as Chair to the Audit committee and member of the Compensation committee, Board Member of MA Holdings, LLC from November 2006 to October
2015, Board Member of IntegraColor, Ltd. from February 2007 to September 2015, Board Member of The Pine Street Inn
from 2009 to present, currently serving as Chair of the Board, Member of the Advisory Board (non-fiduciary) of
Mearthane Products Corporation from September 2019 to present, and Board Member of The College of Holy Cross since
July 2022.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience; significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of
Director Education from the National Association of Corporate Directors in 2008.

62

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	132
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. From 1988 through 2003, Ms. Jacobs was a Managing Director and European Portfolio Manager of CREF
Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund). Ms. Jacobs also served as
Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January
2001 through January 2006.

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Jacobs has significant board experience and significant executive and portfolio management experience in the investment management industry.

Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012; Chairman since January 2021	132
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Karlawish is a Senior Director of Wealth Management with Curi Capital which acquired Park Ridge Asset
Management, LLC in August 2022. Prior to this time, Mr. Karlawish was a partner with Park Ridge Asset Management,
LLC since December 2008 and also served as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable
Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T
Variable Insurance Funds; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	132
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October
2005.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital
Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	132
Principal Occupation(s) During the Past Five Years (or Longer)
Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a
$2.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None
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Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Kridler has significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations and significant service to his community and the philanthropic field in numerous leadership roles.

Charlotte Tiedemann Petersen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1960	Trustee since January 2023	132
Principal Occupation(s) During the Past Five Years (or Longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment
Officer at Alexander Capital Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen
was a Portfolio Manager, Partner and Management Committee member of Denver Investment Advisors LLC.

Other Directorships held During the Past Five Years[2] Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer
Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.

David E. Wezdenko
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since January 2021	132
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Wezdenko is a Co-Founder of Blue Leaf Ventures (venture capital firm, founded May 2018). From November 2008 until December 2017, Mr. Wezdenko was Managing Director of JPMorgan Chase & Co.

Other Directorships held During the Past Five Years[2]
Independent Trustee for National Philanthropic Trust from October 2021 to present. Board Director of J.P. Morgan Private
Placements LLC from January 2010 to December 2017.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.

Interested Trustee
M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	132
Principal Occupation(s) During the Past Five Years (or Longer)
Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC)
from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years[2]
Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company
2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of
NORCAL Mutual Insurance Company 2009-2021, Director of Medicus Insurance Company 2009-present, Director of
Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and
Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Koken has significant board experience and significant executive, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns 75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
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2
Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act, which are required to be disclosed in this SAI. In addition, certain other directorships not meeting the aforementioned requirements may be included for certain Trustees such as board positions on non-profit organizations.
3
Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.
Officers of the Trust
Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served
1963	President, Chief Executive Officer and Principal Executive Officer since September 2022
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President
of Nationwide Mutual Insurance Company.[1] He previously served as the Trust’s Treasurer and Principal Financial Officer.

David Majewski
Year of Birth	Positions Held with Funds and Length of Time Served
1976	Treasurer and Principal Financial Officer since September 2022
Principal Occupation(s) During the Past Five Years (or Longer) Mr. Majewski previously served as the Trust’s Assistant Secretary and Assistant Treasurer.
Kevin Grether
Year of Birth	Positions Held with Funds and Length of Time Served
1970	Senior Vice President and Chief Compliance Officer since December 2021
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Grether is Senior Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice
President of Nationwide Mutual Insurance Company.[1] He previously served as the VP, Chief Compliance Officer for the
Nationwide Office of Investments and its registered investment adviser, Nationwide Asset Management.

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served
1970	Secretary, Senior Vice President and General Counsel since December 2019
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of
Nationwide Mutual Insurance Company.[1] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Steven D. Pierce
Year of Birth	Positions Held with Funds and Length of Time Served
1965	Senior Vice President, Head of Business and Product Development since March 2020
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Pierce is Senior Vice President, Head of Business and Product Development for Nationwide Funds Group, and is a Vice
President of Nationwide Mutual Insurance Company.[1]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds
Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]

1
These positions are held with an affiliated person or principal underwriter of the Funds.
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Responsibilities of the Board of Trustees
The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.
Board Leadership Structure
The Board approves financial arrangements and other agreements between the Funds, on the one hand, and NFA, any subadvisers or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Board has determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board (“Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.
This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds' current operations.
Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.
The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.
Board Oversight of Trust Risk
The Board’s role is one of oversight, including oversight of the Funds' risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds' affairs. While risk management is the primary responsibility of NFA and the Funds' subadvisers, the Trustees regularly receive reports from NFA, Nationwide Fund Management LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.
The Funds have retained NFA as the Funds' investment adviser and NFM as the Funds' administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Fund-of-Funds, to one or more subadvisers. NFA and NFM are primarily
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responsible for the Funds' operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds' subadvisers, if any. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.
Committees of the Board
The Board has three standing committees: Audit and Operations Committee, Nominating and Fund Governance Committee, and Investment Committee. The function of each Committee is oversight. In addition, each Committee may from time to time delegate certain of its functions to an ad hoc committee comprised of members of the Board that will report to the Committee or the Board with its recommendations, as determined at the time of such delegation.
The purposes of the Audit and Operations Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit–the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof, including periodic review of the performance of the independent auditors; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors; (f) meet and consider the reports of the Trust's independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer; (h) review information provided to the Committee regarding SEC examinations of the Trust and its service providers; (i) to review and oversee the actions of the principal underwriter and investment advisers with respect to distribution of the Funds’ shares including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (j) review and evaluate the transfer agency services, administrative services, custody services, and such other services as may be assigned from time to time to the Committee by the Board; (k) assist the Board in the design and oversight of the process for reviewing and evaluating payments made from the assets of any of the Funds to financial intermediaries for sub-transfer agency services, shareholder services, administrative services, and similar services; (l) assist the board in its oversight and evaluation of policies, procedures, and activities of the Trust and of service providers to the Trust relating to cybersecurity and data security; (m) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, securities lending services; (n) assist the Board in its review, consideration and oversight of any credit facilities entered into for the benefit of the Trust or any of the Funds and the use thereof by the Funds, including any interfund lending facility; (o) assist the Board in its review and consideration of insurance coverages to be obtained by or for the benefit of the Trust or the Trustees of the Trust; and (p) undertake such other responsibilities as may be delegated to the Committee by the Board. The Audit and Operations Committee met five times during the past fiscal year, and currently consists of the following Trustees: Ms. Bradshaw, Mr. Karlawish, Ms. Kosel (Chair) and Mr. Wezdenko, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications to the Board; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met four times during the past fiscal year, and currently consists of all the Independent Trustees.
The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at Attn: Secretary, Nationwide Variable Insurance Trust, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement
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utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s); and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.
The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; (b) assist the Board in the design and oversight of the process for the renewal and amendment of the Funds' investment advisory and subadvisory contracts subject to the requirements of Section 15 of the 1940 Act; (c) assist the Board in its oversight of a liquidity risk management program for the Funds pursuant to Rule 22e-4 under the 1940 Act; (d) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (e) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to money market funds under Rule 2a-7 under the 1940 Act; (f) review and oversee the investment advisers’ brokerage practices, including the use of “soft dollars”; (g) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to transactions involving affiliated persons of a Trust, or affiliated persons of such affiliated persons; (h) assist the Board in its review and oversight of proxy voting by the series of the Trust; and (i) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Davis, Ms. Jacobs, Mr. Kridler (Chair) and Ms. Petersen, each of whom is not an interested person of the Trust, as defined in the 1940 Act, and Ms. Koken, who is an interested person of the Trust, as defined in the 1940 Act.
Ownership of Shares of Nationwide Funds as of December 31, 2022
Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Kristina Bradshaw[2]	None	None
Lorn C. Davis	None	Over $100,000
Barbara I. Jacobs	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Douglas F. Kridler	None	Over $100,000
Charlotte Petersen[2]	None	None
David E. Wezdenko	None	Over $100,000
Interested Trustee
M. Diane Koken	None	Over $100,000
1
Individual investors, like the Trustees, are not eligible to purchase shares of the Funds because Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts or to registered management investment companies advised by NFA.
2
Mses. Bradshaw’s and Petersen’s terms as Independent Trustees commenced effective January 1, 2023.
Ownership in the Funds’ Investment Adviser,1 Subadvisers2 or Distributor3 as of December 31, 2022
Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Kristina Bradshaw[4]	N/A	N/A	N/A	None	N/A
Lorn C. Davis	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
Charlotte Petersen[4]	N/A	N/A	N/A	None	N/A
David E. Wezdenko	N/A	N/A	N/A	None	N/A
1
Nationwide Fund Advisors.
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2
As of December 31, 2022, subadvisers to the Trust included: Allspring Global Investments, LLC; American Century Investment Management, Inc.; Amundi Asset Management US, Inc.; AQR Capital Management, LLC; BlackRock Investment Management, LLC; Columbia Management Investment Advisers, LLC; DoubleLine Capital LP; Dreyfus, a division of BNY Mellon Investment Adviser, Inc.; Federated Investment Management Company; Goldman Sachs Asset Management, L.P.; Insight North America LLC; Invesco Advisers, Inc.; Jacobs Levy Equity Management, Inc.; J.P. Morgan Investment Management Inc.; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; Neuberger Berman Investment Advisors, LLC; Nationwide Asset Management, LLC; Newton Investment Management Limited; Newton Investment Management North America, LLC; NS Partners Ltd; Thompson, Siegel & Walmsley LLC; Victory Capital Management Inc.; WCM Investment Management, LLC; and Wellington Management Company LLP.
3
Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
4
Mses. Bradshaw’s and Petersen’s terms as Independent Trustees commenced effective January 1, 2023.
Compensation of Trustees
The Independent Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Compensation Table below sets forth the total compensation paid to the Independent Trustees, before reimbursement of any expenses incurred by them, for the fiscal year ended December 31, 2022. In addition, the Compensation Table sets forth the total compensation paid to the Independent Trustees from all the funds in the Fund Complex for the twelve months ended December 31, 2022. Trust officers receive no compensation from the Trust in their capacity as officers. The Adviser or an affiliate of the Adviser pays the fees, if any, and expenses of any Trustees who are interested persons of the Trust. Accordingly, Ms. Koken was not compensated by the funds in the Fund Complex and, therefore, is not included in the Compensation Table below.
The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.
Name of Trustee	Aggregate Compensation from the Trust[3]	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Paula H.J. Cholmondeley[2]	$277,319	N/A	N/A	$380,000
Lorn C. Davis	266,372	N/A	N/A	365,000
Phyllis Kay Dryden[2]	266,372	N/A	N/A	365,000
Barbara I. Jacobs	277,319	N/A	N/A	380,000
Keith F. Karlawish	343,001	N/A	N/A	475,000
Carol A. Kosel	291,915	N/A	N/A	410,000
Douglas F. Kridler	291,915	N/A	N/A	405,000
David E. Wezdenko	266,372	N/A	N/A	370,000
1
As of December 31, 2022, the Fund Complex included two trusts comprising 134 investment company funds or series.
2
Mses. Cholmondeley and Dryden retired as Independent Trustees effective December 31, 2022.
3
In addition, the Trust compensated Mses. Bradshaw and Petersen, nominees as Independent Trustees, for their attendance at three meetings of the Board during the fiscal year ended December 31, 2022. Mses. Bradshaw and Petersen were nominated to the Board on June 15, 2022 and joined the Board effective January 1, 2023.
Code of Ethics
Federal law requires the Trust, each of its investment advisers and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.
Proxy Voting Guidelines
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds' proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by
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calling 800-848-0920, (ii) on the Funds' website at https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, or (iii) on the SEC’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.
Investment Advisory and Other Services
Trust Expenses
The Trust, on behalf of the Funds, pays the compensation of the Trustees who are not interested persons (as described in the 1940 Act), and all expenses (other than those assumed by the investment adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the Independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund, as described below.
Investment Advisory Agreement
Under the Investment Advisory Agreement (“Agreement”) with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Board of Trustees. For services provided under the Agreement, NFA receives from each Fund an annual fee, paid monthly based on average daily net assets of each such Fund, at the following fee rates:
Fund Name	Advisory Fee
NVIT BlackRock Managed Global Allocation Fund	0.74% of the Fund’s average daily net assets
NVIT BlueprintSM Managed Growth Fund	0.22% on assets up to $1.5 billion; 0.21% on assets of $1.5 billion and more but less than $2 billion; and 0.20% on assets of $2 billion and more
NVIT BlueprintSM Managed Growth & Income Fund	0.22% on assets up to $1.5 billion; 0.21% on assets of $1.5 billion and more but less than $2 billion; and 0.20% on assets of $2 billion and more
NVIT Investor Destinations Managed Growth Fund	0.15% of the Fund’s average daily net assets
NVIT Investor Destinations Managed Growth & Income Fund	0.15% of the Fund’s average daily net assets
NVIT Managed American Funds Asset Allocation Fund	0.15% on assets up to $2 billion; 0.14% on assets of $2 billion and more
NVIT Managed American Funds Growth-Income Fund	0.15% on assets up to $500 million; 0.14% on assets of $500 million and more
The Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA, on not more than 60 days’ written notice. The Agreement further provides that NFA may render similar services to others.
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Investment Adviser
NFA manages the day-to-day investments of the assets of the Funds. NFA, located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.
NFA pays the compensation of the officers of the Trust employed by NFA and pays the compensation and expenses of any Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
Limitation of Fund Expenses
In the interest of limiting the expenses of the Funds, NFA may from time to time waive some or its entire investment advisory fee or reimburse other fees for certain Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is made no more than three years from the date in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.
Until at least April 30, 2024, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, as follows:
•NVIT BlueprintSM Managed Growth Fund to 0.07% for all share classes.
•NVIT BlueprintSM Managed Growth & Income Fund to 0.10% for all share classes.
•NVIT Investor Destinations Managed Growth Fund to 0.16% for all share classes.
•NVIT Investor Destinations Managed Growth & Income Fund to 0.15% for all share classes.
•NVIT Managed American Funds Asset Allocation Fund to 0.23% for all share classes
•NVIT Managed American Funds Growth-Income Fund to 0.22% for Class II shares
The expense limitation for each of the Funds identified above excludes any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities; acquired fund fees and expenses; short-sale dividend expenses; Rule 12b-1 fees; fees paid pursuant to an Administrative Services Plan; fees paid to JPMorgan Chase Bank, N.A. (“JP Morgan”) (as the Trust’s sub-administrator) related to the SEC’s Financial Reporting Modernization and Liquidity Risk Management Program Rules (as provided for in Amendment No. 10 to the Sub-Administration Agreement between JPMorgan and Nationwide Fund Management LLC dated July 1, 2018); other expenditures which are capitalized in accordance with generally accepted accounting principles; and expenses incurred by the Funds in connection with any merger or reorganization. The expense limitation for each Fund also may exclude other nonroutine expenses not incurred in the ordinary course of the Funds’ business.
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Until at least April 30, 2024, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, as follows:
•NVIT BlackRock Managed Global Allocation Fund to 1.19% for Class II shares
The expense limitation for the NVIT BlackRock Managed Global Allocation Fund excludes fees paid to JP Morgan (as the Trust’s sub-administrator) related to the SEC’s Financial Reporting Modernization and Liquidity Risk Management Program Rules (as provided for in Amendment No. 10 to the Sub-Administration Agreement between JPMorgan and Nationwide Fund Management LLC dated July 1, 2018).
In addition, NFA has entered into a written contract with the Trust under which the Trust and NFA agree to limit total fund operating expenses in respect of the Class II shares of the NVIT Managed American Funds Asset Allocation Fund, equal in any year to 1.11% of the average daily net assets, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities (but including acquired fund fees and expenses) (“Operating Expense Limits”). Such Operating Expense Limits will took effect upon the date that the NVIT Managed American Funds Asset Allocation Fund replaced certain third-party funds available in variable annuity and variable life insurance products issued by Nationwide Life Insurance Company and/or its affiliates and continues until the second anniversary thereof, and from year to year thereafter, provided such continuance is approved by a majority of the Independent Trustees. NFA may request and receive reimbursement from the NVIT Managed American Funds Asset Allocation Fund for the advisory fees waived or limited and other expenses reimbursed by the Adviser at a later date in the same manner as is provided in the Expense Limitation Agreement described above.
NFA has also agreed contractually to waive advisory fees in an amount equal to 0.59% with respect to the BlackRock Managed Fund until either the earlier of April 30, 2024, or the Fund ceases to operate as a “fund-of-funds.” NFA is not entitled to receive a reimbursement for fees waived pursuant to this advisory fee waiver.
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Investment Advisory Fees
During the fiscal years ended December 31, 2021, 2020, and 2019, the Funds paid NFA fees for investment advisory services (after waivers and reimbursements) as follows:
	Fiscal Years Ended December 31,
	2021		2020		2019
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees
NVIT BlackRock Managed Global Allocation Fund	$2,779,128	$563,338	$2,308,541	$467,951	$2,064,950	$418,571
NVIT BlueprintSM Managed Growth & Income Fund	1,329,405	320,565	1,232,522	279,471	1,244,846	301,344
NVIT BlueprintSM Managed Growth Fund	3,091,646	435,536	2,716,062	327,528	2,728,952	363,969
NVIT Investor Destinations Managed Growth & Income Fund	761,549	510,210	711,814	471,149	711,529	477,132
NVIT Investor Destinations Managed Growth Fund	1,917,427	1,535,202	1,705,377	1,321,203	1,684,223	1,331,412
NVIT Managed American Funds Asset Allocation Fund	4,127,150	4,127,150	3,432,009	3,432,009	3,021,758	3,021,758
NVIT Managed American Funds Growth-Income Fund	983,300	983,300	789,993	789,993	649,111	649,111
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Subadviser
Nationwide Asset Management, LLC, (“NWAM”), located at One Nationwide Plaza, Mail Code 1-20-19, Columbus, OH 43215, is the subadviser to the Funds. NWAM provides investment advisory services to registered investment companies and other types of accounts, such as institutional separate accounts. NWAM was organized in 2007, and is a wholly owned subsidiary of Nationwide Mutual Insurance Company, and thus an affiliate of NFA. As the subadviser, NWAM is responsible for the execution of trades to meet the Funds' Volatility Overlay’s target future positions.
Subadvisory Fees Paid
The following table sets forth the amount NFA paid to a subadviser on behalf of each Fund for the fiscal years ended December 31, 2021, 2020 and 2019:
	Fiscal Years Ended December 31,
Fund	2021	2020	2019
NVIT BlackRock Managed Global Allocation Fund	$42,000	$42,000	$42,000
NVIT Blueprint Managed Growth & Income Fund	20,813	27,408	24,189
NVIT Blueprint Managed Growth Fund	48,379	45,245	53,021
NVIT Investor Destinations Managed Growth & Income Fund	17,486	23,698	20,273
NVIT Investor Destinations Managed Growth Fund	44,011	44,767	47,980
NVIT Managed American Funds Asset Allocation Fund	96,402	86,670	86,104
NVIT Managed American Funds Growth-Income Fund	22,909	22,212	18,434
Manager-of-Managers Structure
NFA and the Trust have received from the SEC two exemptive orders for a manager-of-managers structure. The first order allows NFA, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The first order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes are subject to approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The orders are intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.
Pursuant to the exemptive orders, NFA monitors and evaluates any subadvisers, which includes performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend changes of subadvisers frequently. NFA will regularly provide written reports to the Board of Trustees regarding the results of their evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.
Portfolio Managers
Appendix C contains the following information regarding the portfolio managers identified in the Funds’ Prospectuses: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.
Distributor
Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, serves as underwriter for each Fund in the continuous distribution of its shares pursuant to an
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Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly owned subsidiary of NFS Distributors, Inc., which in turn is a wholly owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:
Nationwide Fund Advisors
Nationwide Fund Management LLC
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Jefferson National Life Insurance Company
Jefferson National Life Insurance Company of New York
Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company
Christopher Graham
Kevin Grether
M. Diane Koken
Lee T. Cummings
Steven D. Pierce
Stephen R. Rimes
David Majewski
In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee, if any, imposed on sales of shares of each Fund.
With respect to the BlackRock Managed Fund, NFD has entered into a Marketing Support Agreement with BlackRock Advisors, LLC (“BlackRock”) pursuant to which, in exchange for activities to support the marketing and distribution of the Underlying Fund’s shares, BlackRock has agreed to pay NFD an annual amount equal to 0.25% of the value of the Underlying Fund’s shares held by the Fund. NFD has agreed with the Fund to waive the full 12b-1 fee of 0.25% otherwise payable by Class II shares of the Fund for so long as it receives compensation from BlackRock pursuant to the Marketing Support Agreement.
Distribution Plan
The Trust has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1 Plan”) of the 1940 Act with respect to certain classes of shares. The Rule 12b-1 Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Rule 12b-1 Plan, NFD is paid an annual fee in the following amounts:
Funds	Amount
NVIT BlackRock Managed Global Allocation Fund	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.
NVIT BlueprintSM Managed Growth Fund
NVIT BlueprintSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund
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Funds	Amount
NVIT Managed American Funds Asset Allocation Fund	0.25% of the average daily net assets of Class Z shares of the Fund, all of which will be considered a distribution fee.
The Trust, on behalf of each Fund, and NFD have entered into a contract waiving 0.05% of the Distribution and/or Service (12b-1) Fee for Class II shares of the NVIT BlueprintSM Managed Growth Fund and NVIT BlueprintSM Managed Growth & Income Fund and 0.25% of the Distribution and/or Service (12b-1) Fee for Class II shares of the NVIT BlackRock Managed Global Allocation Fund until at least April 30, 2024.
During the fiscal year ended December 31, 2021, NFD was paid the following distribution fees (net of waivers) under the Rule 12b-1 Plan:
Fund	Fees Paid
NVIT BlackRock Managed Global Allocation Fund	$0
NVIT BlueprintSM Managed Growth Fund	2,797,182
NVIT BlueprintSM Managed Growth & Income Fund	1,201,794
NVIT Investor Destinations Managed Growth Fund	3,184,673
NVIT Investor Destinations Managed Growth & Income Fund	1,265,322
NVIT Managed American Funds Asset Allocation Fund	7,012,747
NVIT Managed American Funds Growth-Income Fund	1,666,602
The following expenditures were made during the fiscal year ended December 31, 2021, using the 12b-1 fees received by NFD with respect to the Funds:
Fund	Prospectus Printing and Mailing[1]	Distributor Compensation and Costs	Broker-Dealer Compensation and Costs[2]
NVIT BlackRock Managed Global Allocation Fund	$0	$0	$0
NVIT BlueprintSM Managed Growth Fund	0	0	2,797,182
NVIT BlueprintSM Managed Growth & Income Fund	0	0	1,201,793
NVIT Investor Destinations Managed Growth Fund	0	0	3,184,673
NVIT Investor Destinations Managed Growth & Income Fund	0	7	1,265,314
NVIT Managed American Funds Asset Allocation Fund	0	0	7,012,747
NVIT Managed American Funds Growth-Income Fund	0	0	1,666,602
1
Printing and/or mailing of prospectuses to other than current Fund shareholders.
2
Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.
These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Rule 12b-1 Plan for services including, but not limited to:
(i)
Underwriter services including: (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities, and (4) expenses related to marketing and promotional activities;
(ii)
Printed documents including: (1) fund prospectuses, statements of additional information and reports for prospective contract owners, and (2) promotional literature regarding the Funds;
(iii)
Wholesaling services by NFD or the insurance company including: (1) training, (2) seminars and sales meetings, and (3) compensation;
(iv)
Life insurance company distribution services including: (1) fund disclosure documents and reports, (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract, and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and
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(v)
Life insurance company contract owner support.
As required by Rule 12b-1, the Rule 12b-1 Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan (the “12b-1 Independent Trustees”). The Trust’s current Rule 12b-1 Plan was initially approved by the Board of Trustees on May 1, 2007, and is amended from time to time upon approval by the Board of Trustees. The Rule 12b-1 Plan may be terminated as to a class of a Fund by vote of a majority of the 12b-1 Independent Trustees, or by vote of a majority of the outstanding shares of that class. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to a class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Rule 12b-1 Plan may be amended by vote of the Trustees, including a majority of the 12b-1 Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Rule 12b-1 Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Rule 12b-1 Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the 12b-1 Independent Trustees or by a vote of the majority of the outstanding shares of the applicable class. The Rule 12b-1 Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the 12b-1 Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Rule 12b-1 Plan should be implemented or continued. In addition, the Trustees in approving the Rule 12b-1 Plan as to a Fund must determine that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit such Fund and its shareholders.
NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.
A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” (as shown in the table above) of a prospectus which covers multiple Funds, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.
Administrative Services Plan
Under the terms of an Administrative Services Plan, Nationwide Fund Management LLC is permitted to enter into, on behalf of the Trust, Servicing Agreements with servicing organizations, such as broker-dealers, insurance companies and other financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.
As authorized by the particular Administrative Services Plan, the Trust has entered into Servicing Agreements for the Funds pursuant to which NFS has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of Nationwide Fund Management LLC. In consideration for providing administrative support services, NFS and other entities with which the Trust or its agent may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I and Class II shares of the Funds held by customers of NFS or any such other entity and 0.19% of the average daily net assets of
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the Class Z shares of the NVIT Managed American Funds Asset Allocation Fund. Many intermediaries do not charge the maximum permitted fee or even a portion thereof and the Board of Trustees has implemented limits on the amounts of payments under the Plan for certain types of shareholder accounts.
During the fiscal years ended December 31, 2021, 2020 and 2019, NFS and its affiliates received $15,322,044, $12,981,147 and $11,945,276, respectively, in administrative services fees from the Funds.
Fund Administration and Transfer Agency Services
Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Trust and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM is located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below); and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
During the fiscal years ended December 31, 2021, 2020, and 2019, NFM was paid fund administration and transfer agency fees from the Funds as follows:
	Fiscal Years Ended December 31,
Fund	2021	2020	2019
NVIT BlackRock Managed Global Allocation Fund	$130,796	$112,527	$102,004
NVIT BlueprintSM Managed Growth Fund	363,301	325,201	322,086
NVIT BlueprintSM Managed Growth & Income Fund	183,982	171,218	168,986
NVIT Investor Destinations Managed Growth Fund	334,888	302,960	295,507
NVIT Investor Destinations Managed Growth & Income Fund	162,343	151,637	148,282
NVIT Managed American Funds Asset Allocation Fund	671,763	568,450	497,002
NVIT Managed American Funds Growth-Income Fund	195,828	162,179	136,903
Securities Lending Agent
The Board of Trustees has approved certain Funds’ participation in a securities lending program. Under the securities lending program, JPMorgan Chase Bank, N.A. serves as the Funds’ securities lending agent (the “Securities Lending Agent”).
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For the fiscal year ended December 31, 2021, the income earned by those Funds that engaged in securities lending, as well as the fees and/or compensation earned by such Funds (in dollars) pursuant to a securities lending agreement between the Trust with respect to the Funds and the Securities Lending Agent, were as follows:
Fund	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from Revenue Split	Fees Paid for Cash Collateral Management Services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in Revenue Split	Rebates Paid to Borrowers	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
NVIT Investor Destinations Managed Growth & Income Fund	$25,674	$(3,208)	$-	$-	$(3,208)	$22,466
NVIT Investor Destinations Managed Growth Fund	73,270	(9,156)	-	-	(9,156)	64,114
The Funds paid no administrative, indemnification or other fees not included in the revenue split with the Securities Lending Agent.
For the fiscal year ended December 31, 2021, the Securities Lending Agent performed various services related to securities lending, including the following:
•lending a Fund’s portfolio securities to institutions that are approved borrowers;
•determining whether a loan of a portfolio security shall be made and negotiating and establishing the terms and conditions of the loan with the borrower;
•ensuring that all dividends and other distributions paid with respect to loaned securities are credited to the applicable Fund’s account;
•receiving and holding, on behalf of a Fund, or transferring to a Fund’s custodial account, collateral from borrowers to secure obligations of borrowers with respect to any loan of available portfolio securities;
•marking-to-market each business day the market value of securities loaned relative to the market value of the collateral posted by the borrowers;
•obtaining additional collateral, to the extent necessary, in order to maintain the value of collateral at the levels required by the Securities Lending Agency Agreement, relative to the market value of securities loaned;
•at the termination of a loan, returning the collateral to the borrower upon the return of the loaned securities;
•investing cash collateral in permitted investments as directed by the Funds; and
•maintaining records relating to the Funds’ securities lending activities and providing the Funds monthly statements describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan.
Sub-Administration
NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A., dated May 22, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.
Sub-Transfer Agency
NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services, dated September 1, 2012, to provide certain sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.
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Custodian
JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10008, is the custodian for the Funds and makes all receipts and disbursements under a Global Custody Agreement. The custodian performs no managerial or policy-making functions for the Funds.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C. 20006-1871, serves as the Trust’s legal counsel.
Independent Registered Public Accounting Firm
[_____________________________________], serves as the Independent Registered Public Accounting Firm for the Trust.
Brokerage Allocation
NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. (1) In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities or derivatives traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. Bilaterally negotiated derivatives may include a fee payable to a Fund’s counterparty. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and any subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.
Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.
There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
In purchasing and selling investments for the Funds, it is the policy of NFA or a subadviser to seek to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability
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of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under the respective advisory or subadvisory agreement. The fees paid to NFA or a subadviser pursuant to the respective advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and any subadviser are prohibited from considering a broker-dealer’s sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.
Commission Recapture Program. NFA may instruct subadvisers of affiliated Underlying Funds to direct certain brokerage transactions, using best efforts, and subject always to seeking to obtain best execution, to broker-dealers in connection with a commission recapture program that is used to offset a Fund's operating expenses. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a subadviser, which can be significant over time, and thereby reduces expenses. If a subadviser does not believe it can obtain best execution from such broker-dealers, there is no obligation to execute portfolio transactions through such broker-dealers. Commissions recaptured by a Fund will be included in realized gain (loss) on securities in a Fund's appropriate financial statements.
Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company, Jefferson National Insurance Company or Jefferson National Life Insurance Company of New York. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.
Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.
Each of the Funds contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. NFA and the subadvisers do not necessarily deem it practicable or in a Fund's best interests to solicit competitive bids for commissions on each transaction. However, NFA and the subadvisers regularly give consideration to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
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(1) Because the Core Sleeves will invest primarily in shares of the Underlying Fund(s) it is expected that all transactions in portfolio securities for the Core Sleeves will be entered into by the Underlying Fund(s). For brokerage allocation information about the Underlying Fund(s), please see the Underlying Fund's SAI.
The Funds did not pay soft dollar commissions, nor did they hold any investments in securities of their regular broker-dealers, for the fiscal year ended December 31, 2021. During the fiscal years ended December 31, 2021, 2020 and 2019, the Funds paid the following in brokerage commissions:
	Fiscal Years Ended December 31,
Fund	2021	2020	2019
NVIT BlackRock Managed Global Allocation Fund	$24,858	$30,094	$20,157
NVIT BlueprintSM Managed Growth Fund	54,802	111,416	93,556
NVIT BlueprintSM Managed Growth & Income Fund	29,357	47,903	32,316
NVIT Investor Destinations Managed Growth Fund	59,370	110,403	88,628
NVIT Investor Destinations Managed Growth & Income Fund	28,240	43,528	30,875
NVIT Managed American Funds Asset Allocation Fund	125,671	169,264	82,763
NVIT Managed American Funds Growth-Income Fund	12,046	49,202	9,092
During the fiscal years ended December 31, 2021, 2020 and 2019, the Funds paid no brokerage commissions to affiliated brokers of the Adviser.
Other Dealer Compensation
In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.
In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.
The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:
•the Distributor and other affiliates of NFA,
•broker-dealers,
•financial institutions, and
•other financial intermediaries through which investors may purchase shares of a Fund.
Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.
Additional Compensation to Affiliated Financial Institution. NFA and NFD, pursuant to agreements by the parties, pay their affiliate, Nationwide Financial Services, Inc., and certain of its subsidiaries, various amounts under the terms of the agreement.
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Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):
Prudential Annuities Life Assurance Corporation, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey (“Prudential Life”)
NFA, pursuant to a written agreement, pays Prudential Life a quarterly fee at the annual rate of 0.05% (5 basis points) of the average daily net asset value of the NVIT Emerging Markets Fund Class D shares held in separate accounts on the books of NVIT.
Purchases, Redemptions and Pricing of Shares
An insurance company purchases shares of the Funds at their net asset value using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds.
All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
The net asset value per share (“NAV”) of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern Time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds' investments may change on days when shares cannot be purchased or redeemed.
The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the Exchange is closed.
Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.
The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’s shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Securities for which market-based quotations are readily available are valued as of the Valuation Time. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. The Prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Equity securities (including shares of exchange traded funds) generally are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service approved by the Board. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities generally are valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of NFA, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the
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Funds’ investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. The Board of Trustees will oversee the Adviser's fair value determinations and its performance as valuation designee. In addition, fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds' NAVs. Fair value determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
The Fair Value Committee monitors the results of fair valuation determinations and regularly reports the results to the Board or a committee of the Board. The Fair Value Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Value Committee is notified so that it may meet to determine what adjustment should be made.
To the extent that a Fund or an underlying mutual fund invests in foreign securities, the following would be applicable. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund or underlying fund's NAV is calculated, a Fund or underlying fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund or underlying fund's foreign investments since their last closing prices were calculated on their primary securities markets or exchanges. When a Fund or an underlying fund uses fair value pricing, the values assigned to the Fund’s foreign equity investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
In addition to performing the fair value determinations, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
Redemptions
A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent. Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents. However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit, to meet redemption requests if consistent with management of the Fund, or in stressed market conditions. Under extraordinary circumstances, a Fund in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by a Fund directly to an account holder (“redemption in-kind”).
A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
In-Kind Redemptions
The Funds generally plan to redeem their shares for cash with the following exceptions. As described in the Prospectus, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by
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transferring some of the securities held by the Fund directly to a redeeming shareholder as a redemption in-kind. Redemptions in-kind generally will be pro-rata slices of a Fund’s portfolio or a representative basket of securities. Redemptions in-kind may also be used in stressed market conditions.
The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of a Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request–thus limiting the potential adverse effect on the distributing Fund’s net asset value.
Additional Information
Description of Shares
The Second Amended and Restated Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:
Fund	Share Classes
NVIT Allspring Discovery Fund*	Class I, Class II
NVIT American Funds Asset Allocation Fund*	Class II, Class P
NVIT American Funds Bond Fund*	Class II
NVIT American Funds Global Growth Fund*	Class II
NVIT American Funds Growth Fund*	Class II
NVIT American Funds Growth-Income Fund*	Class II, Class P
NVIT Amundi Multi Sector Bond Fund*	Class I
NVIT AQR Large Cap Defensive Style Fund*	Class I, Class II, Class IV, Class Y
NVIT BlackRock Equity Dividend Fund*	Class I, Class II, Class IV, Class Y
NVIT BlackRock Managed Global Allocation Fund	Class II
NVIT BlueprintSM Aggressive Fund*	Class I, Class II
NVIT BlueprintSM Balanced Fund*	Class I, Class II
NVIT BlueprintSM Capital Appreciation Fund*	Class I, Class II
NVIT BlueprintSM Conservative Fund*	Class I, Class II
NVIT BlueprintSM Managed Growth Fund	Class I, Class II
NVIT BlueprintSM Managed Growth & Income Fund	Class I, Class II
NVIT BlueprintSM Moderate Fund*	Class I, Class II
NVIT BlueprintSM Moderately Aggressive Fund*	Class I, Class II
NVIT BlueprintSM Moderately Conservative Fund*	Class I, Class II
NVIT BNY Mellon Core Plus Bond Fund*	Class I, Class II, Class P, Class Y
NVIT BNY Mellon Dynamic U.S. Core Fund*	Class I, Class II, Class P, Class Y
NVIT BNY Mellon Dynamic U.S. Equity Income Fund*	Class I, Class II, Class X, Class Y, Class Z
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Fund	Share Classes
NVIT Bond Index Fund*	Class I, Class II, Class Y
NVIT Calvert Equity Fund*[1]	Class I, Class II, Class Y
NVIT Columbia Overseas Value Fund*	Class I, Class II, Class X, Class Y, Class Z
NVIT Core Bond Fund*	Class I, Class II, Class P, Class Y
NVIT DoubleLine Total Return Tactical Fund*	Class I, Class II, Class Y
NVIT Emerging Markets Fund*	Class I, Class II, Class D, Class Y
NVIT Federated High Income Bond Fund*	Class I
NVIT Government Bond Fund*	Class I, Class II, Class IV, Class P, Class Y
NVIT Government Money Market Fund*	Class I, Class II, Class IV, Class V, Class Y
NVIT GS Emerging Markets Equity Insights Fund*	Class Y
NVIT GS International Equity Insights Fund*	Class Y
NVIT GS Large Cap Equity Insights Fund*	Class Y
NVIT GS Small Cap Equity Insights Fund*	Class Y
NVIT International Equity Fund*	Class I, Class II, Class Y
NVIT International Index Fund*	Class I, Class II, Class VIII, Class Y
NVIT Investor Destinations Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Balanced Fund*	Class II, Class P
NVIT Investor Destinations Capital Appreciation Fund*	Class II, Class P, Class Z
NVIT Investor Destinations Conservative Fund*	Class II, Class P
NVIT Investor Destinations Moderate Fund*	Class II, Class P
NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class P
NVIT Investor Destinations Managed Growth Fund	Class I, Class II
NVIT Investor Destinations Managed Growth & Income Fund	Class I, Class II
NVIT iShares® Fixed Income ETF Fund*	Class II, Class Y
NVIT iShares® Global Equity ETF Fund*	Class II, Class Y
NVIT J.P. Morgan Digital Evolution Strategy Fund*	Class Y
NVIT J.P. Morgan Innovators Fund*	Class Y
NVIT J.P. Morgan Large Cap Growth Fund*	Class Y
NVIT J.P. Morgan MozaicSM Multi-Asset Fund*	Class II, Class Y
NVIT J.P. Morgan U.S. Equity Fund*	Class II, Class Y
NVIT J.P. Morgan US Technology Leaders Fund*	Class Y
NVIT Jacobs Levy Large Cap Core Fund*[2]	Class I, Class II
NVIT Jacobs Levy Large Cap Growth Fund*	Class I, Class II
NVIT Loomis Short Term Bond Fund*[3]	Class I, Class II, Class P, Class Y
NVIT Managed American Funds Asset Allocation Fund	Class II, Class Z
NVIT Managed American Funds Growth-Income Fund	Class II
NVIT Mid Cap Index Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Value Fund*	Class I, Class II
NVIT Multi-Manager Small Cap Growth Fund*	Class I, Class II
NVIT Multi-Manager Small Cap Value Fund*	Class I, Class II, Class IV
NVIT Multi-Manager Small Company Fund*	Class I, Class II, Class IV
NVIT NS Partners International Focused Growth Fund*[4]	Class I, Class II
NVIT Real Estate Fund*	Class I, Class II
NVIT S&P 500® 1-Year Buffer Fund Jan*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Feb*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Mar*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Apr*	Class II, Class Y
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Fund	Share Classes
NVIT S&P 500® 1-Year Buffer Fund May*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund June*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund July*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Aug*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Sept*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Oct*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Nov*	Class II, Class Y
NVIT S&P 500® 1-Year Buffer Fund Dec*	Class II, Class Y
NVIT S&P 500® 5-Year Buffer Fund Q1*	Class II, Class Y
NVIT S&P 500® 5-Year Buffer Fund Q2*	Class II, Class Y
NVIT S&P 500® 5-Year Buffer Fund Q3*	Class II, Class Y
NVIT S&P 500® 5-Year Buffer Fund Q4*	Class II, Class Y
NVIT S&P 500 Index Fund*	Class I, Class II, Class IV, Class Y
NVIT Small Cap Index Fund*	Class II, Class Y
NVIT U.S. 130/30 Equity Fund*	Class Y
*
Information on these Funds is contained in a separate Statement(s) of Additional Information.
1
Name change effective March 6, 2023. Formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund.
2
Name change effective February 21, 2023. Formerly, NVIT Neuberger Berman Multi Cap Opportunities Fund.
3
Name change effective March 20, 2023. Formerly, NVIT Short Term Bond Fund.
4
Name change effective July 18, 2022. Formerly, NVIT AllianzGI International Growth Fund.
You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
Voting Rights
Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Second Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Second Amended and Restated Declaration of Trust without the vote or consent of shareholders to:
(1)
designate series of the Trust; or
(2)
change the name of the Trust; or
(3)
apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Second Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.
An annual or special meeting of shareholders to conduct necessary business is not required by the Second Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Second Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Rule 12b-1 Plan.
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With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.
Tax Status
The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life insurance policy or variable annuity contract (“variable contract”).
This “Tax Status” section and the “Other Tax Consequences” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.
Different tax rules may apply depending on how an Underlying Fund in which the Fund invests is organized for federal income tax purposes. The Fund invests in Underlying Funds organized as corporations and treated as regulated investment companies for federal income tax purposes. These rules could affect the amount, timing or character of the income distributed to shareholders of the Fund.
Unless otherwise indicated, the discussion below with respect to the Fund includes its pro rata share of the dividends and distributions paid by an Underlying Fund. In addition, unless otherwise indicated, the tax consequences described below in respect of the Fund’s investments apply to any investments made directly by the Fund and to any investments made by an Underlying Fund that is a regulated investment company.
Taxation of the Fund
The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
•Distribution Requirement– the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
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•Income Requirement– the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.
•Asset Diversification Test– the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Fund-of-Funds. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds and changes in asset allocations may result in distributions to shareholders of ordinary income or capital gains. The Fund generally will not be able to currently offset gains realized by one Underlying Fund in which it invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, unless the Fund is a qualified fund-of-funds discussed below, the Fund (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Taxation of Fund Distributions—Pass-Through of Foreign Tax Credits” below) and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund. Dividends paid by the Fund from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax. However, the Fund is eligible to pass-through to shareholders dividends eligible for the corporate dividends-received deduction earned by an Underlying Fund (see, “Taxation of Fund
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Distributions—Dividends-Received Deduction for Corporations” below). A qualified fund-of-funds, i.e., a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.
Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions—Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i)
any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and
(ii)
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in December, the amount of qualified late-year losses (if any) is computed without regard to any items of ordinary income or losses that are incurred after December 31 of the taxable year.
Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a
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distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g., insurance dedicated funds-of-funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of foreign tax on its investments in certain countries. Under certain circumstances, the Fund may elect to pass-through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.
Special Rules Applicable to Variable Contracts
The Fund intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract owners (rather than the insurance company) will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund intends to comply with these diversification requirements.
Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four
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investments. For the purposes of clause (b), all securities of the same issuer are considered a single investment, each agency or instrumentality of the U.S. government is treated as a separate issuer of securities, and a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer of securities.
Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if–
•All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and
•Public access to such investment company is available exclusively through the purchase of a variable contract.
As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund-of-funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “closed fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any Underlying Fund that is a closed fund in which the Fund invests, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.
For a variable contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract owner should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract owner were considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract owner’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.
The IRS may consider several factors in determining whether a contract owner has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC's investment strategies are sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.
Another factor that the IRS examines concerns actions of contract owners. Under the IRS pronouncements, a contract owner may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract owner thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract owner. Furthermore, under the IRS pronouncements, a contract owner may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.
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The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objectives or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
Other Tax Consequences
Taxation of Fund Distributions
The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.
Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund also may recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends-received deduction. See the discussion below under the heading “Dividends-Received Deduction for Corporations.”
Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be distributable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be distributable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see “Tax Treatment of Portfolio Transactions– Investments in U.S. REITs” below).
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Pass-Through of Foreign Tax Credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund-of-funds, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions– Securities Lending” below.
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Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code (Under the TCJA, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.
Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written
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by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to shareholders, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a
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mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a U.S. REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions– Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.
Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” In addition, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund– Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in Section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.
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Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Investments in commodities— structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index -linked or structured notes, may be considered qualifying income under the Internal Revenue Code. However, the portion of such rulings relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS's position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) Accordingly, a fund may invest in certain commodity-linked notes only to the extent it obtains an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act. In addition, a RIC may gain exposure to commodities through investment in a QPTP, such as an exchange- traded fund (or “ETF”) that is classified as a partnership and which invests in commodities, or through investment in a wholly-owned subsidiary that is treated as a controlled foreign corporation for federal income tax purposes. Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as qualifying income, even if a foreign corporation, such as a wholly-owned foreign subsidiary, does not make a distribution of such income. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a RIC. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a RIC and thus be subject to tax on its taxable income at the corporate income tax rate, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income and thus be subject to tax on its taxable income at the corporate income tax rate, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not
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qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.
Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
Tax Consequences to Shareholders
Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
Major Shareholders
To the extent NFA and its affiliates (including Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York) directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Funds' shares.
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Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, are located at One Nationwide Plaza, Columbus, Ohio 43215. Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York are located at 10350 Ormsby Park Place, Louisville, Kentucky 40223. Each of NFA, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.
As of March 24, 2023, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.
As of March 24, 2023, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation and other agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.
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APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.
The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.
Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.
2.
Nature of and provisions of the obligation.
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.
INVESTMENT GRADE
AAA	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.
AA	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.
A
Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
BB
Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B
Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

CCC
Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.
C	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS
Aaa	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.
A	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.
Baa	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.
Ba	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Bonds which are rated B are considered speculative and are subject to high credit risk.
Caa	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.
C	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.
STATE AND MUNICIPAL NOTES
Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:
MIG-1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG-3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative grade credit quality and may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.
AAA
Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA
Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A
Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB
Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB
Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C
Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’
rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D
Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative.
‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1
This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3
Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.
C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
The following criteria will be used in making the assessment:
1.
Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.
2.
Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:
SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
MOODY’S SHORT-TERM RATINGS
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.
MOODY’S NOTE RATINGS
MIG 1/VMIG 1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash- flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.
F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.
F-1	Best quality, indicating strong capacity to meet financial commitments.
F-2	Good quality with satisfactory capacity to meet financial commitments.
F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.
B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.
C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.
D	In default and has failed to meet its financial commitments.

APPENDIX B
PROXY VOTING GUIDELINES SUMMARIES
NATIONWIDE ASSET MANAGEMENT, LLC (“NWAM”)
These guidelines describe how NWAM discharges its fiduciary duty to vote on behalf of client’s proxies that are received in connection with underlying portfolio securities held by NWAM’s clients (said proxies hereinafter referred to as “proxies”). NWAM understands its responsibility to process proxies and to maintain proxy records. In addition, NWAM understands its duty to vote proxies.
These Proxy Voting Guidelines reflect the general belief that proxies should be voted in a manner that serves the best economic interests of clients (to the extent, if any, that the economic interests of a client are affected by the proxy), unless otherwise directed by the client.
How Proxies Are Voted
NWAM will:
•Vote proxies received in the best interest of the client. The Enterprise Portfolio Manager (EPM) for the account holding the security will be the person that decides how to vote a proxy based on their understanding of the portfolio and applying information/research received from the other professionals within the Nationwide Investments office;
•The EPM will maintain appropriate records of proxy voting that are easily accessible by appropriate authorized persons of NWAM; and
•The Nationwide Investment’s Operations team will ensure the proxies are signed or instructed via email and filed with, or electronically submitted to, the appropriate parties with desired voting action.
In accordance with these Proxy Voting Guidelines, NWAM, and as otherwise set forth in these guidelines, shall attempt to process every vote for all domestic and foreign proxies that it receives.
Foreign Proxies
There are situations; however, in which NWAM cannot process a proxy in connection with a foreign security (hereinafter, “foreign proxies”). For example, NWAM will not process a foreign proxy:
•if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy;
•when NWAM has not been given enough time to process the vote; or
•when a sell order for the foreign security is outstanding and, in the particular foreign country, proxy voting would impede the sale of the foreign security.
Proxy Voting for Securities Involved in Securities Lending
NWAM Clients may participate in securities lending programs. Under most securities lending arrangements, proxies received in connection with the securities on loan may not be voted by the lender (unless the loan is recalled) (i.e., proxy voting rights during the lending period generally are transferred to the borrower). NWAM believes that each Client has the right to determine whether participating in a securities lending program enhances returns. If a Client has determined to participate in a securities lending program, NWAM, therefore, shall cooperate with the Client’s determination that securities lending is beneficial to the Client’s account and shall not attempt to seek recalls for the purpose of voting proxies unless the client has provisions in place to allow for this. Consequently, it is NWAM’s policy that, in the event that NWAM manages an account for a Client that employs a securities lending program, NWAM generally will not seek to vote proxies relating to the securities on loan unless the client has provisions in place to allow for this.
Recordkeeping & Reporting
NWAM shall keep and maintain the following records and other items:
•its Proxy Voting Guidelines;
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•proxy statements received regarding underlying portfolio securities held by Clients (received through Bank of New York, other custodian arrangements in place and any securities lending or sub-custody contractors);
•records of votes cast on behalf of Clients (where possible or applicable);
•Client written requests for information as to how NWAM voted proxies for said Client;
•any NWAM written responses to an oral or written request from a Client for information as to how NWAM voted proxies for the Client; and
•any documents prepared by NWAM that were material to making a decision as to how to vote proxies or that memorialized the basis for the voting decision.
These records and other items shall be maintained for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in an appropriate office of NWAM.
NATIONWIDE FUND ADVISORS
GENERAL
The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser, who in turn may, and typically does, delegate such authority to each Fund’s subadviser(s), as applicable, (unless the investment adviser has entered into specific voting arrangements with the subadviser(s)), some of which advisers and subadvisers use an independent service provider, as described below.
Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).
Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.
The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.
The proxy voting records of the Funds are available to shareholders on the Trust’s website, https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, and the SEC’s EDGAR database on its website, sec.gov.
HOW PROXIES ARE VOTED
NFA has delegated to Institutional Shareholder Services Inc. (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.
Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. ISS also provides NFA with any additional solicitation materials filed by an issuer in response to any ISS recommendation. NFA’s Proxy Voting Committee evaluates any such additional information provided by ISS and uses its best judgement in voting
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proxies on behalf of Client Accounts. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA’s Proxy Voting Committee will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.
CONFLICTS OF INTEREST
NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
NFA shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities -- except, in regard to a sub-advised Fund, for those proxy votes that a subadviser (retained to manage the sub-advised Fund and overseen by NFA) has determined could materially affect the security on loan. The Firm will seek to have the appropriate Subadviser(s) vote those proxies relating to securities on loan that are held by a Sub-advised Nationwide Fund that the Subadviser(s) has determined could materially affect the security on loan.
DELEGATION OF PROXY VOTING TO SUBADVISERS TO FUNDS
For any Fund, or portion of a Fund that is directly managed by a subadviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that subadviser. Each subadviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described elsewhere in this Appendix B. Each subadviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) managed by the subadviser were voted in accordance with the subadviser’s proxy voting policies as provided to NFA, unless NFA has entered into specific voting arrangements with the subadviser; (2) there have been no material changes to the subadviser’s proxy voting policies; and (3) all proxies voted by the subadviser were cast as intended.
ISS’ 2022 U.S. Proxy Voting Concise Guidelines
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):
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Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
•Independent directors comprise 50 percent or less of the board;
•The non-independent director serves on the audit, compensation, or nominating committee;
•The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
•The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•Medical issues/illness;
•Family emergencies; and
•Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:
•Sit on more than five public company boards; or
•Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards4.
Gender Diversity:
For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was a woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.
This policy will also apply for companies not in the Russell 3000 and S&P 1500 indices, effective for meetings on or after Feb. 1, 2023.
Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.
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Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
•The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
•Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•Rationale provided in the proxy statement for the level of implementation;
•The subject matter of the proposal;
•The level of support for and opposition to the resolution in past meetings;
•Actions taken by the board in response to the majority vote and its engagement with shareholders;
•The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•Other factors as appropriate.
•The board failed to act on takeover offers where the majority of shares are tendered;
•At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
•The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
•The company's response, including:
•Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•Other recent compensation actions taken by the company;
•Whether the issues raised are recurring or isolated;
•The company's ownership structure; and
•Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
•The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
•The company has a poison pill that was not approved by shareholders6. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote);
•The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
•The pill, whether short-term7 or long-term, has a deadhand or slowhand feature.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
B-5

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
•A classified board structure;
•A supermajority vote requirement;
•Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
•The inability of shareholders to call special meetings;
•The inability of shareholders to act by written consent;
•A multi-class capital structure; and/or
•A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
•The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
•Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
•The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•The company's ownership structure;
•The company's existing governance provisions;
•The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
•Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case- by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
•Classified the board;
•Adopted supermajority vote requirements to amend the bylaws or charter; or
•Eliminated shareholders' ability to amend bylaws.
Unequal Voting Rights
Problematic Capital Structure - Newly Public Companies: For 2022, for newly public companies8, generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.
Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed, removed, or subject to a newly added reasonable sunset.
Common Stock Capital Structure with Unequal Voting Rights: Starting Feb 1, 2023, generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights9.
Exceptions to this policy will generally be limited to:
•Newly-public companies8 with a sunset provision of no more than seven years from the date of going public;
•Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
B-6

•Situations where the unequal voting rights are considered de minimis; or
•The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
Problematic Governance Structure - Newly Public Companies: For newly public companies8, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
•Supermajority vote requirements to amend the bylaws or charter;
•A classified board structure; or
•Other egregious provisions.
A reasonable sunset provision will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
•The presence of a shareholder proposal addressing the same issue on the same ballot;
•The board's rationale for seeking ratification;
•Disclosure of actions to be taken by the board should the ratification proposal fail;
•Disclosure of shareholder engagement regarding the board’s ratification request;
•The level of impairment to shareholders' rights caused by the existing provision;
•The history of management and shareholder proposals on the provision at the company’s past meetings;
•Whether the current provision was adopted in response to the shareholder proposal;
•The company's ownership structure; and
•Previous use of ratification proposals to exclude shareholder proposals.
Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
•The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
•The non-audit fees paid to the auditor are excessive;
•The company receives an adverse opinion on the company’s financial statements from its auditor; or
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
B-7

Vote case-by-case on members of the Audit Committee and potentially the full board if:
•Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•The company maintains significant problematic pay practices; or
•The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
•The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
•The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
•The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
•The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
•Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
•Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
•Any other relevant factors.
Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.
For 2022, minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in compliance:
Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
•Board governance measures;
•Corporate strategy;
•Risk management analyses; and
•Metrics and targets.
•Appropriate GHG emissions reduction targets.
B-8

For 2022, “appropriate GHG emissions reductions targets” will be any well-defined GHG reduction targets. Targets for Scope 3 emissions will not be required for 2022 but the targets should cover at least a significant portion of the company’s direct emissions. Expectations about what constitutes “minimum steps to mitigate risks related to climate change” will increase over time.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
•Material failures of governance, stewardship, risk oversight11, or fiduciary responsibilities at the company;
•Failure to replace management as appropriate; or
•Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
•Long-term financial performance of the company relative to its industry;
•Management’s track record;
•Background to the contested election;
•Nominee qualifications and any compensatory arrangements;
•Strategic plan of dissident slate and quality of the critique against management;
•Likelihood that the proposed goals and objectives can be achieved (both slates); and
•Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
Other Board-Related Proposals
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
•The scope and rationale of the proposal;
•The company's current board leadership structure;
•The company's governance structure and practices;
•Company performance; and
•Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
•A majority non-independent board and/or the presence of non-independent directors on key board committees;
•A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
B-9

•The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
•Evidence that the board has failed to oversee and address material risks facing the company;
•A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
•Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
SHAREHOLDER RIGHTS & DEFENSES
Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
•Shareholders' current right to act by written consent;
•The consent threshold;
•The inclusion of exclusionary or prohibitive language;
•Investor ownership structure; and
•Shareholder support of, and management's response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
•A majority vote standard in uncontested director elections;
•No non-shareholder-approved pill; and
•An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•Shareholders’ current right to call special meetings;
•Minimum ownership threshold necessary to call special meetings (10 percent preferred);
•The inclusion of exclusionary or prohibitive language;
•Investor ownership structure; and
•Shareholder support of, and management’s response to, previous shareholder proposals.
Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
•Scope and rationale of the proposal; and
•Concerns identified with the company’s prior meeting practices.
B-10

CAPITAL/RESTRUCTURING
Common Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
•If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
•If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
•In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
•The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
•On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
•The company has a non-shareholder approved poison pill (including an NOL pill); or
•The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
•In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
•The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
•A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
•twice the amount needed to support the transactions on the ballot, and
•the allowable increase as calculated for general issuances above.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
B-11

•Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
•Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
•Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
•Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
•Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
•Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
•Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
•There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•The company maintains significant problematic pay practices;
•The board exhibits a significant level of poor communication and responsiveness to shareholders.
B-12

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
•The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
•The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:
1. Peer Group15 Alignment:
•The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
•The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
•The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2. Absolute Alignment16 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years– i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•The ratio of performance- to time-based incentive awards;
•The overall ratio of performance-based compensation to fixed or discretionary pay;
•The rigor of performance goals;
•The complexity and risks around pay program design;
•The transparency and clarity of disclosure;
•The company's peer group benchmarking practices;
•Financial/operational results, both absolute and relative to peers;
•Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•Realizable pay17 compared to grant pay; and
•Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
•Problematic practices related to non-performance-based compensation elements;
•Incentives that may motivate excessive risk-taking or present a windfall risk; and
•Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
B-13

Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
•Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•Extraordinary perquisites or tax gross-ups;
•New or materially amended agreements that provide for:
•Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
•CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
•CIC excise tax gross-up entitlements (including “modified” gross-ups);
•Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
•Liberal CIC definition combined with any single-trigger CIC benefits;
•Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
•Any other provision or practice deemed to be egregious and present a significant risk to investors.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
•Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•Duration of options backdating;
•Size of restatement due to options backdating;
•Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
•Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•Other recent compensation actions taken by the company;
•Whether the issues raised are recurring or isolated;
•The company's ownership structure; and
•Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
B-14

Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
•SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•SVT based only on new shares requested plus shares remaining for future grants.
Plan Features:
•Quality of disclosure around vesting upon a change in control (CIC);
•Discretionary vesting authority;
•Liberal share recycling on various award types;
•Lack of minimum vesting period for grants made under the plan;
•Dividends payable prior to award vesting.
Grant Practices:
•The company’s three-year burn rate relative to its industry/market cap peers;
•Vesting requirements in CEO’s recent equity grants (3-year look-back);
•The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
•Whether the company maintains a sufficient claw-back policy;
•Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
•Awards may vest in connection with a liberal change-of-control definition;
•The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it– for NYSE and Nasdaq listed companies– or by not prohibiting it when the company has a history of repricing– for non-listed companies);
•The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
•The plan is excessively dilutive to shareholders’ holdings;
•The plan contains an evergreen (automatic share replenishment) feature; or
•Any other plan features are determined to have a significant negative impact on shareholder interests.
SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
B-15

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
•If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
•The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
•If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Say on Climate (SoC) Management Proposals
General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:
•The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
•Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
•The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
•Whether the company has sought and received third-party approval that its targets are science-based;
•Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
•Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
•Whether the company’s climate data has received third-party assurance;
•Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
•Whether there are specific industry decarbonization challenges; and
•The company’s related commitment, disclosure, and performance compared to its industry peers.
Say on Climate (SoC) Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
•The completeness and rigor of the company’s climate-related disclosure;
•The company’s actual GHG emissions performance;
•Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
•Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
•Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
B-16

•The company's level of disclosure compared to industry peers; and
•Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•The company's level of disclosure is comparable to that of industry peers; and
•There are no significant controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•Whether the company provides disclosure of year-over-year GHG emissions performance data;
•Whether company disclosure lags behind industry peers;
•The company's actual GHG emissions performance;
•The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
•Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
•The company’s established process or framework for addressing racial inequity and discrimination internally;
•Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
•Whether the company has engaged with impacted communities, stakeholders, and civil rights experts,
•The company’s track record in recent years of racial justice measures and outreach externally;
•Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination; and
•Whether the company’s actions are aligned with market norms on civil rights, and racial or ethnic diversity.
FOOTNOTES
1
A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2
In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3
Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
4
Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (˃50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
5
Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
6
Public shareholders only, approval prior to a company’s becoming public is insufficient.
7
If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
8
Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
9
This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
10
For 2022, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
11
Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
B-17

12
“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
13
Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
14
The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
15
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
16
Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
17
ISS research reports include realizable pay for S&P1500 companies.
18
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
19
Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.
B-18

Appendix C
Portfolio Managers
INVESTMENTS IN EACH FUND
Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2022[1]
Nationwide Fund Advisors
Christopher C. Graham	NVIT BlackRock Managed Global Allocation Fund	None
	NVIT BlueprintSM Managed Growth Fund	None
	NVIT BlueprintSM Managed Growth & Income Fund	None
	NVIT Investor Destinations Managed Growth Fund	None
	NVIT Investor Destinations Managed Growth & Income Fund	None
	NVIT Managed American Funds Asset Allocation Fund	None
	NVIT Managed American Funds Growth-Income Fund	None
Keith P. Robinette, CFA	NVIT BlackRock Managed Global Allocation Fund	None
	NVIT BlueprintSM Managed Growth Fund	None
	NVIT BlueprintSM Managed Growth & Income Fund	None
	NVIT Investor Destinations Managed Growth Fund	None
	NVIT Investor Destinations Managed Growth & Income Fund	None
	NVIT Managed American Funds Asset Allocation Fund	None
	NVIT Managed American Funds Growth-Income Fund	None
Andrew Urban, CFA	NVIT BlackRock Managed Global Allocation Fund	None
	NVIT BlueprintSM Managed Growth Fund	None
	NVIT BlueprintSM Managed Growth & Income Fund	None
	NVIT Investor Destinations Managed Growth Fund	None
	NVIT Investor Destinations Managed Growth & Income Fund	None
	NVIT Managed American Funds Asset Allocation Fund	None
	NVIT Managed American Funds Growth-Income Fund	None
Nationwide Asset Management, LLC
Corsan Maley	NVIT BlackRock Managed Global Allocation Fund	None
	NVIT BlueprintSM Managed Growth Fund	None
	NVIT BlueprintSM Managed Growth & Income Fund	None
	NVIT Investor Destinations Managed Growth Fund	None
	NVIT Investor Destinations Managed Growth & Income Fund	None
	NVIT Managed American Funds Asset Allocation Fund	None
	NVIT Managed American Funds Growth-Income Fund	None
Chad W. Finefrock, CFA	NVIT BlackRock Managed Global Allocation Fund	None
	NVIT BlueprintSM Managed Growth Fund	None
	NVIT BlueprintSM Managed Growth & Income Fund	None
	NVIT Investor Destinations Managed Growth Fund	None
	NVIT Investor Destinations Managed Growth & Income Fund	None
	NVIT Managed American Funds Asset Allocation Fund	None
	NVIT Managed American Funds Growth-Income Fund	None
C-1

1
This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.
DESCRIPTION OF COMPENSATION STRUCTURE
Nationwide Asset Management, LLC (“NWAM”)
NWAM’s compensation program consists of base salary, annual incentives and long-term incentives; hereby known as “Compensation Structure.” Annually, the “Compensation Structure” is reviewed for competitiveness by using the McLagan Compensation surveys.
The “Compensation Structure” is designed to motivate and reward individual and team actions and behaviors that drive a high-performance organization and deliver risk-adjusted investment returns that are aligned with the strategy of Nationwide and our business partners.
•Align interests of NWAM and business partners and foster collaboration
•Base a substantial portion of NWAM compensation directly on NWAM
•Recognize qualitative and well as quantitative performance
•Encourage a higher level of intelligent investment risk taking and entrepreneurial attitudes and behaviors
•Provide a high degree of “line of sight” for NWAM participants and other business partners
•Attract and retain individuals with skills critical to the NWAM strategy
•Target median total compensation for the industry
•Utilize variable compensation (annual and long term) to close compensation market gaps.
Nationwide Fund Advisors (“NFA”)
NFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of all of their NFA responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.
Each portfolio manager is paid a base salary that NFA believes is industry competitive in light of the portfolio manager’s experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include the financial performance of NFA or its parent company. Fund performance is not a specific factor in determining a portfolio manager’s compensation. Also significant in annual compensation determinations are subjective factors as identified by NFA’s Chief Executive Officer or such other managers as may be appropriate. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.
Certain portfolio managers also are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, NFA’s ultimate parent company. Such plan affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all NFA employees.
C-2

OTHER MANAGED ACCOUNTS
The following chart summarizes information regarding accounts, including the Fund(s), for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.
Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category as of December 31, 2022
Nationwide Fund Advisors
Christopher C. Graham

Keith P. Robinette, CFA

Andrew Urban, CFA

Nationwide Asset Management, LLC
Corsan Maley

Chad W. Finefrock, CFA

POTENTIAL CONFLICTS OF INTEREST
Nationwide Asset Management, LLC (“Nationwide Asset Management”)
Nationwide Asset Management is a separate, wholly owned subsidiary of Nationwide Mutual Insurance Company. Certain employees of the firm may also provide advisory services to affiliated portfolios outside of the Registered Investment Adviser, including Nationwide Life Insurance and Nationwide Mutual Insurance, side by side to its clients.
Nationwide Fund Distributors, LLC is an affiliated broker dealer that distributes funds for which Nationwide Asset Management performs sub-advisory services on behalf of Nationwide Funds Advisors to Nationwide Mutual Funds and the Nationwide Variable Insurance Trust.
Investment adviser representatives of Nationwide Asset Management may also be representatives of our affiliated broker-dealers Nationwide Investment Services Corporation and Nationwide Securities. Nationwide Asset Management does not place trades through affiliated broker-dealers.
Nationwide Asset Management has adopted a Code of Ethics and Gifts and Entertainment Policy for all supervised persons of the firm describing its high standard of business conduct, and fiduciary duty to its clients. The Code of Ethics includes provisions relating to the confidentiality of client information, a prohibition on insider trading, restrictions on the acceptance of significant gifts and the reporting of certain gifts and business entertainment items, and personal securities trading procedures, among other things. All supervised persons at Nationwide Asset Management must acknowledge the terms of the Code of Ethics annually, or as amended.
Nationwide Asset Management anticipates that, in appropriate circumstances, consistent with clients’ investment objectives, it will cause accounts over which it has management authority to effect, and will recommend to investment advisory clients or prospective clients, the purchase or sale of securities in which its access persons, its affiliates and/or clients, directly or indirectly, have a position of interest. Nationwide Asset Management’s personnel are required to follow its Code of Ethics. Subject to satisfying this policy and applicable laws, officers, directors and employees of Nationwide Asset Management and
C-3

its affiliates may trade for their own accounts in securities which are recommended to and/or purchased for its clients. The Code of Ethics is designed to assure that the personal securities transactions, activities and interests of the employees of Nationwide Asset Management will not interfere with (i) making decisions in the best interest of advisory clients and (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts. Under the Code certain classes of securities have been designated as exempt transactions, based upon a determination that these would materially not interfere with the best interest of Nationwide Asset Management’s clients. In addition, the Code requires pre-clearance of certain transactions against a restricted list. Nonetheless, because the Code of Ethics in some circumstances would permit employees to invest in the same securities as clients, there is a possibility that employees might benefit from market activity by a client in a security held by an employee. Employee trading is continually monitored under the Code of Ethics to reasonably prevent conflicts of interest between Nationwide Asset Management and its clients.
Nationwide Asset Management may use the products or services provided by brokers to service all accounts managed by it and not just the accounts whose transactions were associated with the broker providing the product or service. However, Nationwide Asset Management expects that each client will benefit overall by this practice because each is receiving the benefit of research services that it might not otherwise receive. To the extent brokers supply research to the firm, it is relieved of expenses that it might otherwise bear.
There are situations where Nationwide Asset Management would deem it advisable to purchase or sell the same securities for two or more clients at the same time, or approximately the same time. In this case, Nationwide Asset Management may execute the orders to purchase or sell on an aggregated basis. When possible, client trades in the same security will be aggregated into a Single Executable Order when the firm determines that it is consistent with best execution and in the best interests of its clients.
Aggregated trades may be used to facilitate best execution by negotiating more favorable prices, obtaining more timely execution or reducing overall transaction costs.
When a decision is made to aggregate transactions on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. Affiliated accounts may be included in aggregated trade orders.
Nationwide Asset Management does not engage in cross trades between client portfolios.
The firm does not have soft dollar arrangements with broker-dealers however it does receive research materials.
Nationwide Fund Advisors
It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Funds on the one hand, and other accounts or activities for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises or activities in which he participates. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts or products, a portfolio manager may take action with respect to another account or product that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
C-4

Appendix D
5% Shareholders
Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership
[TO BE PROVIDED]
D-1

PART C
OTHER INFORMATION
ITEM 28. EXHIBITS
(a)
Second Amended and Restated Agreement and Declaration of Trust, dated as of June 17, 2009 (the “Amended
Declaration”), of the Registrant, Nationwide Variable Insurance Trust, a Delaware Statutory Trust (the “Trust” or
“NVIT”), previously filed as Exhibit EX-23.a with the Trust’s registration statement on August 26, 2009, is hereby incorporated by reference.

(b)
Third Amended and Restated Bylaws, dated as of August 28, 2020 (the “Amended Bylaws”), of the Trust, previously filed as Exhibit EX-28.b with the Trust’s registration statement on September 15, 2020, is hereby incorporated by reference.

(c)
Certificates for shares are not issued. Articles III, V and VI of the Amended Declaration and Articles II and VII of the
Amended Bylaws, incorporated by reference to Exhibits (a) and (b), respectively, define the rights of holders of shares.

(d)	Investment Advisory Agreements
(1)
Investment Advisory Agreement among the Trust and Nationwide Fund Advisors (“NFA”), dated May 1, 2007, previously filed as Exhibit EX-99.d.1 with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

		(a)	Exhibit A to the Investment Advisory Agreement, amended July 18, 2022, previously filed as EX-28.d.1.a with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.
(2)
Investment Advisory Agreement among the Trust and NFA, dated October 16, 2017, previously filed as Exhibit
EX-28.d.2 with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

(a)
Exhibit A to the Investment Advisory Agreement, amended March 9, 2022, previously filed as Exhibit
EX-28.d.2.a with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

	(3)	Subadvisory Agreements
(a)
Amended and Restated Subadvisory Agreement among the Trust, NFA and Federated Investment
Management Company, effective May 1, 2007, as amended and restated April 2, 2009, previously filed as
Exhibit EX-23.d.2.d with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.

			(i)	Exhibit A to the Subadvisory Agreement, amended March 9, 2017, previously filed as Exhibit EX-28.d.2.a.i with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.
(b)
Amended Subadvisory Agreement among the Trust, NFA and BlackRock Investment Management, LLC,
dated May 1, 2007, as amended June 16, 2010, previously filed as Exhibit EX-28.d.2.g with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(i)
Exhibit A to the Amended Subadvisory Agreement, amended January 10, 2017, previously filed as
Exhibit EX-28.d.2.d.i with the Trust’s registration statement on February 3, 2017, is hereby incorporated by reference.

(c)
Subadvisory Agreement among the Trust, NFA and Neuberger Berman Investment Advisers LLC (formerly,
Neuberger Berman Management LLC), dated May 4, 2009, previously filed as Exhibit EX-23.d.2.o with the
Trust’s registration statement on June 23, 2009, is hereby incorporated by reference.

			(i)	Exhibit A to the Subadvisory Agreement, amended July 2, 2012, previously filed as Exhibit EX-28.d.2.i.i with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.
(d)
Subadvisory Agreement among the Trust, NFA and Insight North America LLC, dated September 6, 2021, previously filed as Exhibit EX-28.d.3.d with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(i)
Exhibit A to the Subadvisory Agreement, amended February 2, 2022, previously filed as Exhibit
EX-28.d.3.d.i with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

(e)
Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc., dated
March 11, 2010, previously filed as Exhibit EX-28.d.2.q with the Trust’s registration statement on April 23,
2010, is hereby incorporated by reference.

	(i)	Exhibit A to the Subadvisory Agreement, amended June 19, 2019, previously filed as Exhibit EX-28.d.3.h.i with the Trust’s registration statement on July 16, 2019, is hereby incorporated by reference.
(f)
Subadvisory Agreement among the Trust, NFA and Thompson, Siegel & Walmsley LLC, dated July 22, 2021, previously filed as Exhibit EX-28.d.3.g with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(g)
Subadvisory Agreement among the Trust, NFA and Wellington Management Company, LLP, dated March 24,
2008, previously filed as Exhibit EX-23.d.2.aa with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

(i)
Exhibit A to the Subadvisory Agreement, amended September 19, 2017, previously filed as Exhibit
EX-28.d.3.l.i with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

(h)
Subadvisory Agreement among the Trust, NFA and Lazard Asset Management LLC, dated June 17, 2013, previously filed as Exhibit EX-28.d.2.aa with the Trust’s registration statement on January 7, 2014, is hereby incorporated by reference.

(i)
Exhibit A to the Subadvisory Agreement, effective December 10, 2015, previously filed as Exhibit
EX-16.6.b.xxiv.1 with the Trust’s registration statement on Form N-14 on December 22, 2015, is hereby incorporated by reference.

(ii)
Amendment to Exhibit A to the Subadvisory Agreement, as amended January 1, 2023, previously filed as Exhibit EX-28.d.3.h.ii with the Trust’s registration statement on January 3, 2023, is hereby incorporated by reference.

(i)
Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC, dated September 3,
2014, previously filed as Exhibit EX-28.2.aa with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(i)
Exhibits A and B to the Subadvisory Agreement, amended May 1, 2015, previously filed as Exhibit
EX-28.2.bb.i with the Trust’s registration statement on April 21, 2015, is hereby incorporated by reference.

(j)
Subadvisory Agreement among the Trust, NFA and Jacobs Levy Equity Management, Inc., dated
December 10, 2015, previously filed as Exhibit EX-16.6.b.xxvii with the Trust’s registration statement on
Form N-14 on December 22, 2015, is hereby incorporated by reference.

(k)
Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC, dated January 1,
2008, previously filed as Exhibit EX-23.d.2.v with the Trust’s registration statement on February 8, 2008, is hereby incorporated by reference.

	(i)	Exhibit A to the Subadvisory Agreement, amended May 1, 2013, previously filed as Exhibit EX-28.d.2.k.i with the Trust’s registration statement on January 17, 2014, is hereby incorporated by reference.
(l)
Subadvisory Agreement among the Trust, NFA and DoubleLine Capital LP, dated October 16, 2017, previously filed as Exhibit EX-28.d.3.cc with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

(m)
Subadvisory Agreement among the Trust, NFA and AQR Capital Management, LLC, dated November 13,
2017, previously filed as Exhibit EX-28.d.3.bb with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

(n)
Subadvisory Agreement among the Trust, NFA and BlackRock Investment Management, LLC, dated July 2,
2018, previously filed as Exhibit EX-28.d.3.cc with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

(o)
Subadvisory Agreement among the Trust, NFA and WCM Investment Management, LLC, dated October 8,
2018, previously filed as Exhibit EX-28.d.3.cc with the Trust’s registration statement on January 7, 2019, is hereby incorporated by reference.

	(i)	Exhibit A to the Subadvisory Agreement, amended September 13, 2019, previously filed as Exhibit EX-28.d.3.bb.i with the Trust’s registration statement on October 4, 2019.
(p)
Subadvisory Agreement among the Trust, NFA and Amundi Asset Management US, Inc. (formerly, Amundi
Pioneer Institutional Asset Management, Inc., dated January 14, 2019, previously filed as Exhibit
EX-28.d.3.dd with the Trust’s registration statement on January 7, 2019, is hereby incorporated by reference.

(q)
Subadvisory Agreement among the Trust, NFA and Invesco Advisers, Inc., dated May 24, 2019, previously filed as Exhibit EX-28.d.3.dd with the Trust’s registration statement on July 16, 2019, is hereby incorporated by reference.

(r)
Subadvisory Agreement among the Trust, NFA and Goldman Sachs Asset Management, L.P., dated June 13,
2019, previously filed as Exhibit EX-28.d.3.ee with the Trust’s registration statement on October 4, 2019, is hereby incorporated by reference.

(s)
Subadvisory Agreement among the Trust, NFA and J.P. Morgan Investment Management Inc., dated June 13,
2019, previously filed as Exhibit EX-28.d.3.ff with the Trust’s registration statement on July 26, 2019, is hereby incorporated by reference.

	(i)	Amendment to Subadvisory Agreement, dated March 10, 2021, previously filed as Exhibit EX-28.d.3.z.i with the Trust’s registration statement on March 24, 2021, is hereby incorporated by reference.
	(ii)	Amendment to Subadvisory Agreement, dated June 15, 2022, previously filed as Exhibit EX-28.d.3.s.ii with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.
(t)
Subadvisory Agreement among the Trust, NFA and Jacobs Levy Equity Management, Inc., dated
September 13, 2019, previously filed as Exhibit EX-28.d.3.gg with the Trust’s registration statement on
October 4, 2019, is hereby incorporated by reference.

	(i)	Exhibit A to the Subadvisory Agreement, amended February 21, 2023, is filed herewith as Exhibit EX-28.d.3.t.i.
(u)
Subadvisory Agreement among the Trust, NFA and Columbia Management Investment Advisers, LLC, dated
March 12, 2020, previously filed as Exhibit EX-28.d.3.cc with the Trust’s registration statement on April 16,
2020, is hereby incorporated by reference.

(v)
Subadvisory Agreement among the Trust, NFA and Newton Investment Management Limited, dated
March 12, 2020, previously filed as Exhibit EX-28.d.3.dd with the Trust’s registration statement on April 16,
2020, is hereby incorporated by reference.

	(i)	Amendment to Subadvisory Agreement, amended March 9, 2022, previously filed as Exhibit EX-28.d.3.y.i with the Trust’s registration statement on April 25, 2022, is hereby incorporated by reference.
(w)
Subadvisory Agreement among the Trust, NFA and Dreyfus Cash Investment Strategies, a division of BNY
Mellon Investment Adviser, Inc., dated March 12, 2020, previously filed as Exhibit EX-28.d.3.ee with the
Trust’s registration statement on April 16, 2020, is hereby incorporated by reference.

(x)
Subadvisory Agreement among the Trust, NFA and Newton Investment Management North America, LLC,
effective August 31, 2021, previously filed as Exhibit EX-28.d.3.aa with the Trust’s registration statement on
January 12, 2022, is hereby incorporated by reference.

(y)
Subadvisory Agreement among the Trust, NFA and Allspring Global Investments, LLC, effective
November 1, 2021, previously filed as Exhibit EX-28.d.3.bb with the Trust’s registration statement on
January 12, 2022, is hereby incorporated by reference.

(z)
Subadvisory Agreement among the Trust, NFA and Loomis, Sayles & Company, L.P., effective June 30, 2021, previously filed as Exhibit EX-28.d.3.z with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

(aa)
Subadvisory Agreement among the Trust, NFA and NS Partners LTD, effective June 30, 2021, previously filed as Exhibit EX-28.d.3.aa with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

(i)
Exhibit A to the Subadvisory Agreement, amended July 18, 2022, previously filed as Exhibit
EX-28.d.3.aa.i with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

(bb)
Subadvisory Agreement among the Trust, NFA and Victory Capital Management Inc., effective December 9,
2021, previously filed as Exhibit EX-28.d.3.bb with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

	(4)	Fund of Funds Investment Agreements
(a)
Fund of Funds Investment Agreement among the Trust, NFA and American Funds Insurance Series, effective
January 19, 2022, previously filed as Exhibit EX-28.d.4.a with the Trust’s registration statement on
January 12, 2022, is hereby incorporated by reference.

(b)
Fund of Funds Investment Agreement among the Trust, BlackRock Variable Series Funds, Inc. and BlackRock
Advisors, LLC, effective January 19, 2022, previously filed as Exhibit EX-28.d.4.b with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(c)
Fund of Funds Investment Agreement among the Trust, Nationwide Mutual Funds, BlackRock ETF Trust,
BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust, effective January 19, 2022, previously filed as Exhibit EX-28.d.4.c with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(e)	(1)
Underwriting Agreement between the Trust and Nationwide Fund Distributors, LLC (“NFD”), dated May 1, 2007, previously filed as Exhibit EX-99.e with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

		(a)	Schedule A to the Underwriting Agreement, amended March 9, 2022, previously filed as Exhibit EX-28.e.1.a with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.
(f)	Not applicable.
(g)	(1)
Global Custody Agreement between the Trust and JPMorgan Chase National Association (formerly, JPMorgan
Chase Bank), dated April 4, 2003, previously filed as Exhibit EX-23.g.2 with the Trust’s registration statement on
April 28, 2003, is hereby incorporated by reference.

		(a)	Waiver to Global Custody Agreement, dated May 2, 2005, previously filed as Exhibit EX-23.g.1.b with the Trust’s registration statement on April 28, 2005, is hereby incorporated by reference.
(b)
Rider to Global Custody Agreement Cash Trade Execution Product, dated April 4, 2003, previously filed as
Exhibit EX-23.g.1.d with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

		(c)	Concentration Accounts Agreement, dated December 2, 2009, previously filed as Exhibit EX-28.g.1.e with the Trust’s registration statement on April 23, 2010, is hereby incorporated by reference.
(d)
Amendment to Global Custody Agreement, dated December 2, 2009, previously filed as Exhibit EX-16.9.a.iv with the Trust’s registration statement on Form N-1A on October 28, 2020, is hereby incorporated by reference.

		(e)	Amendment to Global Custody Agreement, dated March 8, 2012, previously filed as Exhibit EX-28.g.1.a with the Trust’s registration statement on September 15, 2020, is hereby incorporated by reference.
(f)
Amendment to Global Custody Agreement, dated December 9, 2015, previously filed as Exhibit EX-16.9.a.iii with the Trust’s registration statement on Form N-14 on December 22, 2015, is hereby incorporated by reference.

(g)
Amendment to Global Custody Agreement, effective February 1, 2022, previously filed as Exhibit
EX-28.g.1.g with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(h)
Amendment to Exhibit I of the Global Custody Agreement, dated March 14, 2022, previously filed as Exhibit
EX-28.g.1.h with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(h)	(1)
Joint Fund Administration and Transfer Agency Agreement between the Trust, Nationwide Mutual Funds and
Nationwide Fund Management LLC (“NFM”), dated May 1, 2010, previously filed as Exhibit EX-28.h.1 with the
Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(a)
Schedule C of the Joint Fund Administration and Transfer Agency Agreement, amended September 1, 2012, previously filed as Exhibit EX-28.h.1.a with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

(2)
Administrative Services Plan, dated May 1, 2007, amended March 10, 2021, previously filed as Exhibit EX-28.h.2 with the Trust’s registration statement on March 24, 2021, is hereby incorporated by reference.

(3)
Expense Limitation Agreement between the Trust and NFA, dated May 1, 2007, previously filed as Exhibit
EX-23.h.3 with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

(a)
Exhibit A to the Expense Limitation Agreement, amended as of January 1, 2023, previously filed as Exhibit
EX-28.h.3.a with the Trust’s registration statement on January 3, 2023, is hereby incorporated by reference.

(4)
Assignment and Assumption Agreement between NVIT-Massachusetts (“NVIT-MA”) and the Trust, dated May 2,
2005, assigning NVIT-MA’s title, rights, interests, benefits and privileges in and to certain contracts in the
Agreement, previously filed as Exhibit EX-23.h.7 with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

(5)
Fund Participation Agreement among NFM, Nationwide Financial Services, Inc. (“NFS”), American Funds
Insurance Series and Capital Research and Management Company, dated May 1, 2007, previously filed as Exhibit
EX-23.h.6 with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.

(6)
Master-Feeder Services Agreement between the Trust and NFM, dated May 1, 2007, for the American Funds NVIT
Growth Fund, American Funds NVIT Global Growth Fund, American Funds NVIT Asset Allocation Fund,
American Funds NVIT Bond Fund and American Funds NVIT Growth-Income Fund (collectively, the “Feeder
Funds”), previously filed as Exhibit EX-23.h.7 with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(7)
Amended and Restated Fee Waiver Agreement between the Trust and NFM, dated May 1, 2021, relating to the
NVIT American Funds Asset Allocation Fund, NVIT American Funds Bond Fund, NVIT American Funds Global
Growth Fund, NVIT American Funds Growth Fund, and NVIT American Funds Growth-Income Fund, previously filed as Exhibit EX-28.h.7 with the Trust’s registration statement on April 15, 2021, is hereby incorporated by reference.

(8)
12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2022, relating to the NVIT BlackRock
Managed Global Allocation Fund, NVIT DoubleLine Total Return Tactical Fund, NVIT BlueprintSM Aggressive
Fund, NVIT BlueprintSM Moderately Aggressive Fund, NVIT BlueprintSM Capital Appreciation Fund, NVIT
BlueprintSM Moderate Fund, NVIT BlueprintSM Balanced Fund, NVIT BlueprintSM Moderately Conservative
Fund, NVIT BlueprintSM Conservative Fund, NVIT Blueprint Managed Growth & Income Fund, NVIT Blueprint
Managed Growth Fund, NVIT BNY Mellon Sustainable U.S. Equity Fund, and NVIT BNY Mellon Dynamic
U.S. Equity Fund, previously filed as Exhibit EX-28.h.8 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(9)
Fund Participation Agreement among NFA, NFD, and NFS, dated May 2, 2005, previously filed as Exhibit
EX-28.h.22 with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(i)
Form of Amendment to the Fund Participation Agreement by and among NFA, NFD, and NFS, dated May 1,
2013, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.22.i with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(10)
Participation Agreement among the Trust, iShares Trust, iShares U.S. ETF Trust, iShares, Inc., iShares U.S. ETF
Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc., relating to certain series of the Trust, dated
September 10, 2014, previously filed as Exhibit EX-28.h.24 with the Trust’s registration statement on February 12,
2015, is hereby incorporated by reference.

(11)
Fund of Funds Participation Agreement among the Trust, NFA, WisdomTree Trust and WisdomTree Asset
Management, Inc., dated September 10, 2014, relating to certain series of the Trust, previously filed as Exhibit
EX-28.h.25 with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(12)
Purchasing Fund Agreement among the Trust, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-
Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed
Exchange-Traded Fund Trust, relating to certain series of the Trust, dated September 10, 2014, previously filed as
Exhibit EX-28.h.26 with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(13)
Investing Fund Agreement between the Trust and Market Vectors EFT Trust, dated September 10, 2014, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.27 with the Trust’s registration statement on
February 12, 2015, is hereby incorporated by reference.

(14)
12(d)(1) Investing Agreement between the Trust and Vanguard Trusts, dated October 31, 2014, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.28 with the Trust’s registration statement on February 12,
2015, is hereby incorporated by reference.

(15)
Investing Fund Agreement between the Trust, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund
II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund
V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded
AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.29 with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(16)
Expense Limitation Agreement between the Trust and NFA, dated May 1, 2017, relating to the BlackRock NVIT
Managed Global Allocation Fund, previously filed as Exhibit EX-28.h.21 with the Trust’s registration statement on
April 19, 2017, is hereby incorporated by reference.

(a)
Amendment to Expense Limitation Agreement, dated July 1, 2018, previously filed as Exhibit EX-28.h.21.a with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

(17)
Fee Waiver Agreement between the Trust and NFA, dated May 1, 2022, relating to the NVIT BlackRock Managed
Global Allocation Fund, previously filed as Exhibit EX-28.h.17 with the Trust’s registration statement on April 19,
2022, is hereby incorporated by reference.

(18)
Form of Fund of Funds Participation Agreement among the Trust, on behalf of the BlackRock NVIT Managed
Global Allocation Fund, NFA, BlackRock Variable Series Funds, Inc., on behalf of certain series of its trust, and
BlackRock Advisors, LLC, previously filed as Exhibit EX-28.h.24 with the Trust’s registration statement on
April 28, 2015, is hereby incorporated by reference.

(19)
Fee Waiver Agreement between the Trust and NFA, dated May 1, 2022, relating to the NVIT BlueprintSM
Aggressive Fund, NVIT BlueprintSM Moderately Aggressive Fund, NVIT BlueprintSM Capital Appreciation Fund,
NVIT BlueprintSM Moderate Fund, NVIT BlueprintSM Balanced Fund, NVIT BlueprintSM Moderately
Conservative Fund and NVIT BlueprintSM Conservative Fund, previously filed as Exhibit EX-28.h.19 with the
Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(20)
Administrative Services Fee Waiver Agreement between the Trust and NFS, dated May 1, 2022, relating to the
NVIT Government Money Market Fund, previously filed as Exhibit EX-28.h.20 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(21)
Fee Waiver Agreement between the Trust and NFA, dated May 1, 2022, relating to the NVIT Real Estate Fund, previously filed as Exhibit EX-28.h.21 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(22)
Amended and Restated Fee Waiver Agreement between the Trust and NFA, effective January 1, 2023 relating to the
NVIT Allspring Discovery Fund, NVIT BNY Mellon Core Plus Bond Fund, NVIT BNY Mellon Dynamic U.S. Core
Fund, NVIT Calvert Equity Fund, NVIT Emerging Markets Fund, NVIT Government Bond Fund, NVIT Jacobs
Levy Large Cap Core Fund, NVIT Loomis Short Term Bond Fund, NVIT Multi-Manager Mid Cap Value Fund,
NVIT Multi-Manager Small Company Fund, NVIT NS Partners International Focused Growth Fund and NVIT Real
Estate, previously filed as Exhibit EX-28.h.22 with the Trust’s registration statement on January 3, 2023, is hereby incorporated by reference.

(23)
Fee Waiver Agreement between the Trust and NFA, dated July 1, 2020, relating to the NVIT Government Money
Market Fund, previously filed as Exhibit EX-28.h.30 with the Trust’s registration statement on April 16, 2020, is hereby incorporated by reference.

(24)
12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2022, relating to the NVIT Government
Money Market Fund, previously filed as Exhibit EX-28.h.24 with the Trust’s registration statement on April 19,
2022, is hereby incorporated by reference.

(25)
Investment Advisory Fee Waiver Agreement between the Trust and NFA, dated May 1, 2022, relating to the NVIT
Government Money Market Fund, previously filed as Exhibit EX-28.h.25 with the Trust’s registration statement on
April 19, 2022, is hereby incorporated by reference.

(26)
12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2022, relating to the NVIT International
Index Fund, previously filed as Exhibit EX-28.h.26 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(27)
Expense Limitation Agreement between the Trust and NFA, dated November 12, 2021, relating to the NVIT
AllianzGI International Growth Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT Emerging
Markets Fund, NVIT Mid Cap Index Fund, NVIT Real Estate Fund, NVIT S&P 500 Index Fund, NVIT Wells Fargo
Discovery Fund, NVIT BNY Mellon Core Plus Bond Fund, and NVIT Managed American Funds Asset Allocation
Fund, previously filed as Exhibit EX-28.h.27 with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(28)
Expense Limitation Agreement between the Trust and NFA, dated November 12, 2021, relating to the NVIT
American Funds Asset Allocation Fund and NVIT American Funds Growth Fund, previously filed as Exhibit
Ex-28.h.28 with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(i)	Not applicable.
(j)	Not applicable.
(k)	Not applicable.
(l)	Not applicable.
(m)
Distribution Plan under Rule 12b-1, dated May 1, 2007, as amended March 10, 2021, previously filed as Exhibit EX-28.m with the Trust’s registration statement on March 24, 2021, is hereby incorporated by reference.

(n)	Rule 18f-3 Plan, dated May 1, 2007, as amended March 9, 2022, previously filed as Exhibit EX-28.n with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.
(o)	Not applicable.
(p)	(1)
Code of Ethics for NFA, the Trust and Nationwide Mutual Funds, amended March 2020, previously filed as Exhibit
EX-28.p.1 with the Trust’s registration statement on April 15, 2021, is hereby incorporated by reference.

(2) Code of Ethics for NFD, dated April 1, 2021, previously filed as Exhibit EX-28.p.2 with the Trust’s registration statement on April 15, 2021, is hereby incorporated by reference.
(3)
Code of Ethics for Access Persons for Federated Investment Management Company, effective November 10, 2021, previously filed as Exhibit EX-28.p.3 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(4)
Code of Ethics for JPMorgan Asset Management (“JPMAM”), effective July 2, 2021, previously filed as Exhibit
EX-28.p.4 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(5)
Code of Business Conduct and Ethics for BlackRock, Inc. (and its subsidiaries), dated April 30, 2020, previously filed as Exhibit EX-28.p.5 with the Trust’s registration statement on April 15, 2021, is hereby incorporated by reference.

(6)
Code of Ethics for Neuberger Berman Investment Advisers LLC, revised January 26, 2021, previously filed as
Exhibit EX-28.p.6 with the Trust’s registration statement on April 15, 2021, is hereby incorporated by reference.

(7)
Code of Ethics for American Century Investment Management, Inc., revised January 1, 2021, previously filed as
Exhibit EX-28.p.7 with the Trust’s registration statement on April 15, 2021, is hereby incorporated by reference.

(8)
Code of Ethics for Capital Research and Management Company, dated April 2020, previously filed as Exhibit
EX-28.p.8 with the Trust’s registration statement on April 16, 2020, is hereby incorporated by reference.

(9)
Code of Ethics for Allspring Global Investments, LLC, effective November 1, 2021, previously filed as Exhibit
EX-28.p.9 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(10)
Code of Ethics and Personal Trading Policy for Nationwide Asset Management, LLC, effective July 2020, previously filed as Exhibit EX-28.p.10 with the Trust’s registration statement on April 15, 2021, is hereby incorporated by reference.

(11)
Code of Ethics for Thompson, Siegel & Walmsley LLC, dated June 18, 2021, previously filed as Exhibit
EX-28.p.11 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(12)
Code of Ethics for Wellington Management Company, LLP, dated August 2, 2021, previously filed as Exhibit
EX-28.p.12 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(13)
Code of Ethics and Personal Investment Policy for Lazard Asset Management LLC, dated July 2020, previously filed as Exhibit EX-28.p.14 with the Trust’s registration statement on April 15, 2021, is hereby incorporated by reference.

(14)
Code of Ethics for Jacobs Levy Equity Management, Inc., revised January 2016, previously filed as Exhibit
EX-28.p.27 with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.

(15)
Code of Ethics for DoubleLine Capital LP, effective January 1, 2021, previously filed as Exhibit EX-28.p.17 with the Trust’s registration statement on April 15, 2021, is hereby incorporated by reference.

(16)
Code of Ethics for AQR Capital Management, LLC, amended September 2021, previously filed as Exhibit
EX-28.p.16 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(17)
Code of Ethics for Amundi Asset Management US, Inc., revised July 2021, previously filed as Exhibit EX-28.p.17 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(18)
Code of Ethics and Personal Trading Policy for Invesco Advisers, Inc., effective January 2022, previously filed as
Exhibit EX-28.p.19 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(19)
Code of Ethics for WCM Investment Management, LLC, adopted May 1, 2021, previously filed as Exhibit
EX-28.p.20 with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(20)
Code of Ethics for Goldman Sachs Asset Management, L.P., dated August 29, 2019, previously filed as Exhibit
EX-28.p.27 with the Trust’s registration statement on April 16, 2020, is hereby incorporated by reference.

(21)
Global Personal Account Dealing and Code of Ethics for Columbia Threadneedle Investments, dated December
2021, previously filed as Exhibit EX-28.p.22 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(22)
Personal Securities Trading Policy for Newton Investment Management Limited, effective March 31, 2021, previously filed as Exhibit EX-28.p.23 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(23)	Code of Conduct for Dreyfus Cash Investment Strategies, previously filed as Exhibit EX-28.p.24 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.
(24)
Personal Securities Trading Policy for Insight North America LLC, effective March 31, 2021, previously filed as
Exhibit EX-28.p.25 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(25)	Code of Ethics for NS Partners Ltd, dated September 2020, previously filed as Exhibit EX-28.p.26 with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.
(26)
Code of Ethics for Loomis, Sayles & Company, L.P., dated December 16, 2020, previously filed as Exhibit
EX-28.p.27 with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(27)
Code of Ethics for Victory Capital Management Inc., effective January 1, 2022, previously filed as Exhibit
EX-28.q.27 with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

(28)
Code of Conduct for Newton Investment Management Ltd., dated September 30, 2021, previously filed as Exhibit
EX-28.p.29 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(q)	(1)
Power of Attorney with respect to the Trust for Barbara I. Jacobs, dated June 14, 2017, previously filed as Exhibit
EX-28.q.2 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

	(2)
Power of Attorney with respect to the Trust for Douglas F. Kridler, dated June 14, 2017, previously filed as Exhibit
EX-28.q.5 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

	(3)
Power of Attorney with respect to the Trust for Keith F. Karlawish, dated June 14, 2017, previously filed as Exhibit
EX-28.q.7 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

	(4)
Power of Attorney with respect to the Trust for M. Diane Koken, dated March 6, 2019, previously filed as Exhibit
EX-28.q.8 with the Trust’s registration statement on April 18, 2019, is hereby incorporated by reference.

	(5)
Power of Attorney with respect to the Trust for Carol A. Kosel, dated June 14, 2017, previously filed as Exhibit
EX-28.q.9 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

	(6)
Power of Attorney with respect to the Trust for Lee T. Cummings, dated September 28, 2022, previously filed as
Exhibit EX-28.q.9 with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

	(7)
Power of Attorney with respect to the Trust for Lorn C. Davis, dated January 1, 2021, previously filed as Exhibit
EX-28.q.10 with the Trust’s registration statement on March 24, 2021, is hereby incorporated by reference.

	(8)
Power of Attorney with respect to the Trust for David E. Wezdenko dated January 1, 2021, previously filed as
Exhibit EX-28.q.11 with the Trust’s registration statement on March 24, 2021, is hereby incorporated by reference.

	(9)
Power of Attorney with respect to the Trust for David Majewski, dated September 28, 2022, previously filed as
Exhibit EX-28.q.12 with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

	(10)	Power of Attorney with respect to the Trust for Kristina Bradshaw, dated January 1, 2023, is filed herewith as Exhibit EX-28.q.10.
	(11)	Power of Attorney with respect to the Trust for Charlotte Petersen, dated January 1, 2023, is filed herewith as Exhibit EX-28.q.11.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
No person is presently controlled by or under common control with Registrant.
ITEM 30. INDEMNIFICATION
Indemnification provisions for officers, directors and employees of the Registrant are set forth in Article VII, Section 2 of the Amended Declaration. See Item 28(a) above.
The Trust has entered into indemnification agreements with each of the trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including, without limitation, Section 17(h) of the Investment Company Act of 1940 and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(4) above.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
(a)
Nationwide Fund Advisors (“NFA”), the investment adviser to the Trust, also serves as investment adviser to Nationwide Mutual
Funds. To the Registrant’s knowledge, the Directors and Officers of NFA have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NFA or its affiliates. Each of the following persons serves in the same or similar capacity with one or more affiliates of NFA. The address for the persons listed below is One Nationwide Plaza, Columbus, Ohio 43215.

Name and Address	Principal Occupation	Position with NFA	Position with Funds
John L. Carter	President and Chief Operating Officer of Nationwide Financial Services, Inc.	President and Director	N/A
Lee T. Cummings
President, Chief Executive
Officer and Principal
Executive Officer of the Trust;
Senior Vice President and
Head of Fund Operations of
Nationwide Funds Group;
Vice President of Nationwide
Mutual Insurance Company
		Senior Vice President	President, Chief Executive Officer and Principal Executive Officer, Senior Vice President and Head of Fund Operations
Kevin Grether	Senior Vice President of NFA and Chief Compliance Officer of NFA and the Trust; Vice President of Nationwide Mutual Insurance Company	Senior Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer
Pamela A. Biesecker	Senior Vice President and Head of Taxation of Nationwide Mutual Insurance Company	Senior Vice President and Head of Taxation	N/A
Denise L. Skingle	Senior Vice President and Chief Counsel of Nationwide Mutual Insurance Company	Senior Vice President and Secretary	N/A
Steve A. Ginnan	Senior Vice President, Director and Chief Financial Officer of NFS	Director	N/A
Stephen R. Rimes	Vice President, Associate General Counsel and Secretary for Nationwide Funds Group; Vice President of Nationwide Mutual Insurance Company	Vice President, Associate General Counsel and Assistant Secretary	Secretary, Senior Vice President and General Counsel
David A. Conner	Associate Vice President and Assistant Treasurer of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Treasurer	N/A
Hope C. Hacker	Associate Vice President and Assistant Treasurer of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Treasurer	N/A
Timothy J. Dwyer	Vice President and Assistant Treasurer of Nationwide Mutual Insurance Company	Vice President and Assistant Treasurer	N/A

Name and Address	Principal Occupation	Position with NFA	Position with Funds
Mark E. Hartman	Associate Vice President and Assistant Secretary of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Secretary	N/A
Keith W. Hinze	Assistant Secretary of Nationwide Mutual Insurance Company	Assistant Secretary	N/A

(b)	Information for the Subadvisers
(1)
American Century Investment Management, Inc. (“American Century”) acts as subadviser to the NVIT Multi-Manager Mid Cap
Value Fund. Except as listed below, the directors and officers of American Century have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Position With American Century	Other Company	Position With Other Company
Alex LepinskyVice President	Deutsche Bank	Senior Portfolio Manager and Senior Trader
Miguel Cota	BlackRock Investments	Senior Credit Trader
Peter Van Gelderen	Guggenheim Partners	Co-Head of Structured Credit Group
John Pak	The Bank of New York Mellon	Chief Legal Officer of Investment Wealth Management

(2)
Amundi Asset Management US, Inc. (“Amundi AM US”) acts as subadviser to the NVIT Amundi Multi Sector Bond Fund. The directors and officers of Amundi AM US have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities, except as noted below.

Name and Position With Amundi AM US	Other Company	Position With Other Company
Lisa Jones,CEO	The Investment Company Institute	Member– Board of Governors
	MIT Sloan Finance Group Advisory Board	Member
Ken Taubes,CIO	Kerem Shalom	Member of Finance Committee
	Suffolk University MSF Advisory Board	Board Member
	Suffolk University	Trustee and Member of the Investment Committee
Gregg Dooling,CFO	Raising a Reader Massachusetts	Member of Finance and Audit Committee
	Raising a Reader Massachusetts	Chair of Board of Trustees

(3)
AQR Capital Management, LLC (“AQR”) acts as subadviser for the NVIT AQR Large Cap Defensive Style Fund. Except as
listed below, the directors and officers of AQR have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Position With AQR	Other Company	Position With Other Company
Lasse Pedersen, Principal	Copenhagen Business School Howitzvej 60, 2000 Frederiksberg, Denmark 2815 2815	Professor (2011-present)
Scott Richardson, Principal	London Business School 26 Sussex Pl Marylebone, London, UK	Professor of Accounting (2011- present)
Tobias Moskowitz, Principal	Yale University School of Management Yale University New Haven, CT 06511	Dean Takahashi Professor of Finance (2016-present)
	Commonfund15 Old Danbury Road, Wilton, CT 06897	Board Member (starting in 2022)

(4)
BlackRock Investment Management, LLC (“BlackRock”) acts as subadviser to the NVIT S&P 500 Index Fund, NVIT Small Cap
Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund, NVIT Bond Index Fund, NVIT BlackRock Equity
Dividend Fund, NVIT iShares Fixed Income ETF Fund and NVIT iShares Global Equity ETF Fund. The directors and officers of
BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(5)
Columbia Management Investment Advisers, LLC (“Columbia”) acts as subadviser to the NVIT Columbia Overseas Value Fund.
Except as set forth below, none of the directors or officers of Columbia are or have been, at any time during the Trust’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

(a)
Columbia, a wholly-owned subsidiary of Ameriprise Financial, Inc., performs investment advisory services for the Trust and certain other clients. Information regarding the business of Columbia is set forth in the Prospectus and Statement of Additional
Information of the Trust’s series that are subadvised by Columbia and is incorporated herein by reference. Information about the business of Columbia and the directors and principal executive officers of Columbia is also included in the Form ADV filed by
Columbia with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which information is incorporated herein by reference. In addition to their position with Columbia, certain directors and officers of Columbia also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries.

(7)
DoubleLine Capital LP (“DoubleLine”) acts as subadviser to the NVIT DoubleLine Total Return Tactical Fund. Except as noted
below, no director, officer, or partner of DoubleLine have been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Position with DoubleLine	Other Company	Position with Other Company
Jeffrey E. Gundlach, Chief Executive Officer, Chief Investment Officer	DoubleLine Funds Trust	Chairman of the Board of Trustees
Ronald R. Redell, Executive Vice President	DoubleLine Funds Trust	President, Interested Trustee
	DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund	Chairman of the Board of Trustees
Earl Lariscy, General Counsel	DoubleLine Funds Trust	Vice President
	DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund	Vice President and Assistant Secretary
Jeffrey J. Sherman, Deputy Chief Investment Officer	DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund	Vice President
Youse Guia, Chief Compliance Officer	DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund	Chief Compliance Officer
Cris Santa Ana, Chief Risk Officer	DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund	Secretary
Patrick Townzen, Director of Operations	DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund	Vice President

(7)
Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (“BNYMIA”) acts as subadviser to the
NVIT Government Money Market Fund. BNYMIA also acts as an investment adviser or subadviser to other investment companies. To the knowledge of the Registrant, the directors and officers of BNYMIA have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities with the exception that Bushra Mannon, a Vice President of BNYMIA, served as Executive Director of J.P.
Morgan Asset Management from September 2013 until November 2021.

(8)
Federated Investment Management Company (“Federated”) acts as subadviser to the NVIT Federated High Income Bond Fund and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Hermes, Inc.
(formerly, Federated Investors, Inc). Federated serves as investment adviser to a number of investment companies and private accounts. Except as noted below, the directors and officers of Federated have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Position with Federated	Other Company	Position with Other Company
James Gallagher II, Trustee	Morris James LLP 500 Delaware Avenue, Suite 1500 Wilmington, DE 19801-1494	Partner

(9)
Goldman Sachs Asset Management, L.P. (“GSAM”) is an indirect wholly owned subsidiary of The Goldman Sachs Group, Inc.
and serves as subadviser to the NVIT GS Emerging Markets Equity Insights Fund, NVIT GS International Equity Insights Fund,
NVIT GS Large Cap Equity Insights Fund and NVIT GS Small Cap Equity Insights Fund. GSAM is engaged in the investment advisory business. GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. To the knowledge of the Registrant, the directors and officers of GSAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(10)
Invesco Advisers, Inc. (“Invesco”) acts as subadviser to the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-
Manager Small Company Fund. Except as noted below, no director, officer, or partner of Invesco has been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

The following table provides information with respect to the principal executive officer and the directors of Invesco.Registrant's investment sub-adviser, Invesco is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309. In addition to providing sub-
advisory services, Invesco, through its subsidiaries, engages in the business of investment management on an international basis.
The directors, officers, or partners of Invesco have held, during the past two fiscal years, the following positions of a substantial nature.

Name	Position
Gregory McGreevey	Director, Chairman, President and Chief Executive Officer
Andrew R. Schlossberg	Director and Sr. Vice President
L. Allison Dukes	Director
Kevin M. Carome	Director
Todd Kuehl	Chief Compliance Officer
Annette Lege	Chief Accounting Officer, CFO and Treasurer
Mark Gregson	Controller
Jeffrey H. Kupor	Senior Vice President and Secretary
Crissie M. Wisdom	Anti-Money Laundering Compliance Officer

(11)
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) acts as subadviser to the NVIT Multi-Manager Small Company Fund,
NVIT Multi-Manager Small Cap Value Fund, NVIT U.S. 130/30 Equity Fund, and NVIT Jacobs Levy Large Cap Growth Fund.
To the knowledge of the Registrant, the directors and officers of Jacobs Levy have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(12)
J.P. Morgan Investment Management, Inc. (“JPMIM”), a registered investment adviser, and a wholly owned subsidiary of J. P.
Morgan & Co., acts as subadviser to the NVIT J.P. Morgan U.S. Equity Fund,  NVIT J.P. Morgan MozaicSM Fund, NVIT S&P
500® 1-Year Buffer Fund Jan, NVIT S&P 500® 1-Year Buffer Fund Feb, NVIT S&P 500® 1-Year Buffer Fund Mar, NVIT S&P
500® 1-Year Buffer Fund Apr, NVIT S&P 500® 1-Year Buffer Fund May, NVIT S&P 500® 1-Year Buffer Fund June, NVIT
S&P 500® 1-Year Buffer Fund July, NVIT S&P 500® 1-Year Buffer Fund Aug, NVIT S&P 500® 1-Year Buffer Fund Sept,
NVIT S&P 500® 1-Year Buffer Fund Oct, NVIT S&P 500® 1-Year Buffer Fund Nov, NVIT S&P 500® 1-Year Buffer Fund Dec,
NVIT S&P 500® 5-Year Buffer Fund Q1, NVIT S&P 500® 5-Year Buffer Fund Q2, NVIT S&P 500® 5-Year Buffer Fund Q3,
and NVIT S&P 500® 5-Year Buffer Fund Q4. The directors and executive officers of JPMIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of JPMIM or its affiliates.

(13)
Lazard Asset Management LLC (“Lazard”) acts as subadviser to the NVIT International Equity Fund. The directors and officers of Lazard have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(14)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) acts as subadviser to a portion of the NVIT Emerging Markets Fund. The address of Loomis Sayles is One Financial Center, Boston, MA 02111. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940. Except as noted below, the directors and officers of Loomis Sayles have not been engaged in any other business or profession of a substantial nature during the past fiscal years, other than in their capacities as a director or officer of affiliated entities.

Name and Position with Loomis Sayles	Name and Principal Business Address of Other Company	Connection with Other Company
Kevin P. Charleston Chairman, Chief Executive Officer, President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Loomis Sayles Funds I888 Boylston Street, Boston, MA 02199
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA02199	Trustee
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	Executive Vice President
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and President
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director
	Loomis Sayles Operating Services, LLC, One Financial Center, Boston, MA 02111	Director, Chairman and President
	NIM-os, LLC One Financial Center, Boston, MA 02111	Director, Chairman and President

Name and Position with Loomis Sayles	Name and Principal Business Address of Other Company	Connection with Other Company
Matthew J. Eagan Executive Vice President and Director	None.	None.
Daniel J. Fuss Vice Chairman, Executive Vice President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Executive Vice President (2003 to 2021)
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Executive Vice President (2003 to 2021)
John R. Gidman Executive Vice President, Chief Operating Officer and Director	Loomis Sayles Solutions, LLC One Financial Center, Boston, MA 02111	President (2003-2020)
	Loomis Sayles Operating Services, LLC, One Financial Center, Boston, MA 02111	Director and Chief Executive Officer
	NIM-os, LLC One Financial Center, Boston, MA 02111	Director and Chief Executive Officer
David L. Giunta Director	Natixis Investment Managers 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer, US
	Natixis Advisors, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer
	Compliance, Risk and Internal Control Committee (formerly known as Natixis Distribution Corporation) 888 Boylston Street, Boston, MA 02199	Chairman, President and Chief Executive Officer
	Natixis Distribution, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer
	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee and Executive Vice President
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
Aziz V. Hamzaogullari Executive Vice President, Chief Investment Officer of the Growth Equity Strategies and Director	None.	None.
Maurice Leger Executive Vice President, Director of Global Institutional Services and Director	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager

Name and Position with Loomis Sayles	Name and Principal Business Address of Other Company	Connection with Other Company
Jean S. Loewenberg Executive Vice President, General Counsel, Secretary and Director	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	General Counsel and Secretary
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Secretary
	Loomis Sayles Operating Services, LLC, One Financial Center, Boston, MA 02111	Director and General Counsel
	NIM-os, LLC One Financial Center, Boston, MA 02111	Director and General Counsel
Richard G. Raczkowski Executive Vice President and Director	None.	None.
John F. Russell, Executive Vice President and Director	None.	None.
Susan Sieker Executive Vice President, Chief Financial Officer and Director (2021)	NIM-os, LLC One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	Chief Financial Officer
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
	NIM-os, LLC One Financial Center, Boston, MA 02111	Director
Elaine M. Stokes Executive Vice President and Director	None.	None.
David L. Waldman Executive Vice President, Deputy Chief Investment Officer (2013-2021), Chief Investment Officer (2021) and Director	None.	None.

(15)
Nationwide Asset Management, LLC (“NWAM”) acts as subadviser to the NVIT Core Bond Fund, NVIT Short Term Bond Fund,
NVIT Government Bond Fund, NVIT Investor Destinations Managed Growth Fund, NVIT Investor Destinations Managed
Growth & Income Fund, NVIT BlueprintSM Managed Growth Fund, NVIT BlueprintSM Managed Growth & Income Fund, NVIT
Managed American Funds Asset Allocation Fund, NVIT Managed American Funds Growth-Income Fund, and NVIT BlackRock
Managed Global Allocation Fund. To the knowledge of the Registrant, the directors and officers of NWAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(16)
Neuberger Berman Investment Advisers LLC (“Neuberger Berman”) is a wholly owned subsidiary of Newberger Berman Group
LLC. Neuberger Berman serves as sub-adviser to the NVIT Neuberger Berman Multi Cap Opportunities Fund. The directors of
Neuberger Berman are Bradley Tank, Joseph Amato, Vanessa Rosenthal, Stephen Wright, and Kenneth DeRegt. These individuals have not been engaged in any other business or profession, vocation or employment of a substantial nature during the past two fiscal years other than in their capacities as a director of Neuberger Berman or certain of Neuberger Berman’s affiliated entities or certain domestic or non-domestic investment companies.

(17)
Newton Investment Management Ltd. (“Newton”) acts as a subadviser to the NVIT BNY Mellon Sustainable U.S. Equity Fund.
The directors and officers of Newton have not been engaged in any other business or profession of substantial nature during the past two fiscal years. To the best of our knowledge, there are no outside appointments causing substantial conflict. Newton has controls in place so that where outside officers are held or intend to be held by individuals, in many cases pre-approval is required.
In addition, directors (including non-executive directors) of Newton are required to declare any conflicts of interest in accordance with their director’s duties.

(18)
Newton Investment Management North America, LLC (“Newton US”) acts as a subadvisor to the NVIT BNY Mellon Dynamic
U.S. Core Fund and NVIT BNY Mellon Dynamic U.S. Equity Income Fund. The directors and officers of Newton US have not been engaged in any other business or profession of substantial nature during the past two fiscal years.

(19)
NS Partners Ltd (“NS Partners”) acts as subadviser to the NVIT NS Partners International Focused Growth Fund and a portion of the NVIT Emerging Markets Fund. To the knowledge of the Registrant, the directors and officers of NS Partners have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated` entities.

(20)
Thompson, Siegel & Walmsley LLC (“TSW”) acts as subadviser to the NVIT Multi-Manager Mid Cap Value Fund. To the
knowledge of the Registrant, the directors and officers of TSW have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(21)
WCM Investment Management, LLC (“WCM”) acts as subadviser to the NVIT Multi-Manager Small Cap Value Fund. To the
knowledge of the Registrant, the directors and officers of WCM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(22)
Wellington Management Company LLP (“Wellington Management”) acts as subadviser to the NVIT Multi-Manager Small Cap
Growth Fund and NVIT Real Estate Fund. Wellington Management is an investment adviser registered under the Investment
Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

(23)
Allspring Global Investments, LLC (“Allspring”) acts as subadviser to the NVIT Allspring Discovery Fund (formerly, NVIT
Wells Fargo Discovery Fund). To the knowledge of the Registrant, no director, officer, or partner of Allspring has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity as director, officer, employee, partner or trustee outside of Allspring.

(24)
Insight North America LLC, a subsidiary of the Bank of New York Mellon Corporation, acts as a subadvisor to the NVIT BNY
Mellon Core Plus Bond Fund. The directors and officers of Insight have not been engaged in any other business or profession of substantial nature during the past two fiscal years.

(25)
Victory Capital Management Inc. (“Victory Capital”) acts as a subadviser to a portion of the NVIT Multi-Manager Mid Cap
Value Fund. Victory Capital is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of the Registrant, the directors and officers of Victory Capital have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

ITEM 32. PRINCIPAL UNDERWRITERS
(a)
NFD, the principal underwriter of the Trust, also acts as principal underwriter for Nationwide Mutual Funds.
(b)
Herewith is the information required by the following table with respect to each director, officer or partner of NFD. The address for the persons listed below is One Nationwide Plaza, Columbus, Ohio 43215.
Name:	Position with NFD:	Position with Registrant:
Holly A. Butson	Chief Compliance Officer	N/A
Lee T. Cummings	Chairman, Director and President	President, Chief Executive Officer and Principal Executive Officer, Senior Vice President and Head of Fund Operations
Ewan T. Roswell	Associate Vice President and Assistant Treasurer	N/A
Denise L. Skingle	Senior Vice President and Secretary	N/A
Jennifer L. Monnin	Chief Marketing Officer	N/A
(c)
Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS
J.P. Morgan Investor Services Co.
1 Beacon Street
Boston, MA 02108-3002
Nationwide Variable Insurance Trust
One Nationwide Plaza
Columbus, Ohio 43215
ITEM 34. MANAGEMENT SERVICES
Not applicable.
ITEM 35. UNDERTAKINGS
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment Nos. 251/261 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Columbus, and State of Ohio, on this 18th day of January, 2023.
NATIONWIDE VARIABLE INSURANCE TRUST
BY:	/s/Allan J. Oster
Allan J. Oster, Attorney-In-Fact for Registrant
PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.
Signature & Title
/s/Lee T. Cummings*
Lee T. Cummings, President, Chief Executive Officer and Principal Executive Officer
/s/David Majewski*
David Majewski, Treasurer andPrincipal Financial Officer
/s/Lorn C. Davis*
Lorn C. Davis, Trustee
/s/Barbara I. Jacobs*
Barbara I. Jacobs, Trustee
/s/Keith F. Karlawish*
Keith F. Karlawish, Trustee and Chairman
/s/Carol A. Kosel*
Carol A. Kosel, Trustee
/s/Douglas F. Kridler*
Douglas F. Kridler, Trustee
/s/M. Diane Koken*
M. Diane Koken, Trustee
/s/David E. Wezdenko*
David E. Wezdenko
/s/Charlotte Petersen*
Charlotte Petersen, Trustee
/s/Kristina Bradshaw*
Kristina Bradshaw, Trustee

*BY:	/s/Allan J. Oster
Allan J. Oster, Attorney-In-Fact